SPECIAL NOTICE TO SHAREHOLDERS
   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Despite the fact that the economy produced its third consecutive quarterly gain and the long dormant industrial sector began to show signs of life, the second quarter of 2002 still produced the fourth worst equity market return in the last 20 years. Over the last 12 months the S&P 500 Index has fallen approximately 18%. Small cap stocks in the Russell 2000 Index faired relatively better, but nevertheless, still declined by 9%. The Morgan Stanley Capital International Europe, Australasia, and Far East Index (the "MSCI EAFE Index") of foreign stocks also dropped over the last year by 9%. Fixed income markets faired much better over the last year as most indexes posted positive results.

     Industrial production has advanced for seven consecutive months and the ISM survey of the nation's manufacturers is up 43% since last October. Furthermore, employment levels have been rising and housing sales and construction are at historically high levels. Despite these pieces of good news the equity market continues to languish, mainly due to confidence levels. The fact of the matter is that investors are concerned about other issues. Mostly, they are concerned with the whole issue of corporate governance and accounting. Starting with Enron and Arthur Andersen, the investing public has endured a seemingly unending spate of bad news and bad decision-making on the part of some executives in corporate America. We all know who they are because we get bombarded daily with the latest developments, which are carried not only in the newspapers, but also on the ubiquitous "all business" television channels.

     It would not be surprising if the investing public were to assume that all of corporate America was shady at best and downright criminal at worst. They would also be wrong to think such. There are 3,000 companies traded on the New York Stock Exchange alone. In the past year there has been perhaps one dozen companies reporting earnings irregularities. Do the math! That is less than 0.4% of all NYSE traded companies and far lower than that of all listed companies. Granted, there are some high-profile companies involved here that have gotten caught up in the turmoil. But they are the exceptions, not the norm. It's unlikely that you'll see the CEO of any company pronouncing that the company's books are clean and no one cooked them. This is not news simply because it is not sensational enough.

     The investing community as a whole also must share some of the blame for the past two years of turmoil. It has often been too short-term oriented and if a company fails to meet analysts' earnings estimates, then portfolio managers have often been quick to exit the security. Professional investors have been just as guilty -- maybe even more so -- in this regard. Remember, it was the professional investors who produced all of the "sell" tickets subsequent to September 11th.

     So, what we are left with is an equity market that at least for the time being is not linked with the fundamentals of the economy. In many ways this makes it very difficult to adequately assess what path the markets might take in the near future. The last time we experienced anything like the past two years was in 1973-75. However, at that time at least we had the economy and oil prices to blame. Now, it is the accounting community and worldwide terrorism -- which is much more difficult to quantify.

     In the earlier period from January 1973 until September 1975, a period of 32 months, the stock market (S&P 500 Index) fell with a total decline of 42% (using monthly average prices). The more recent period has been shorter, at 29 months thus far, but less dramatic in terms of price declines -- down 30% so far. In both periods the most dramatic declines have occurred toward the end of the period during the so-called capitulation phase. In 1973-75

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

about 60% of the total decline in stock prices took place in the final three months. Of the total decline in stock prices since January 2000, about 46% have occurred since March 2002. In other words, the current period is beginning to look a little like the capitulation stage of a typical bear market. Not even good news is being received as such. Again, note that the economy is doing well but stock prices are not.

     Since we are in such a difficult and often un-analyzable period it is difficult to say what might happen and when. Typically, the fundamentals will win out but in this period when fundamentals are often ignored for the sensational news item, it is hard to say when a better equity market might develop. We are quite confident, however, that investors with patience will profit from this difficult period. That profit just might take some time to develop.

     While patience is a virtue, it does not mean that investors should do nothing. Over the past 20-year bull market it has been easy for investors to downplay their asset allocation. Overall, at the end of 2001 personal investors' equity holdings as a share of total financial assets had reached an all-time high. Investors did not suddenly get more aggressive; they just let the equity money "ride." It was a fun ride at that but had an abrupt end that may not be over yet. Asset allocation is the single most important decision an investor can make. Now is an excellent time to review portfolio allocations. If any portfolio re-allocations are to take place they should be done in the context of assuring the most appropriate asset allocation, not as a knee-jerk reaction to the latest equity market problems.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON LARGE CAP GROWTH PORTFOLIO

     The Wilmington Large Cap Growth Portfolio (the "Portfolio") declined 31.44% for the year ended June 30, 2002. The Russell 1000 Growth Index declined 26.49% for the same period. The Russell 1000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 1000 Index, a passive index that includes the largest 1,000 stocks in the U.S. as measured by market capitalization, to determine their growth or value characteristics.

     The Portfolio is currently positioned to participate in the economic recovery that appears to have begun, and which is projected by the Federal Reserve Board to continue during the second half of 2002. Approximately 65% of the Portfolio is in cyclical growth stocks (financials, consumer discretionary, technology and industrials) and approximately 25% in less cyclical stocks (healthcare and consumer staples). The growth bias in this mix will allow us to participate in the recovery while maintaining risk controls that we believe are appropriate in the current environment. The top ten holdings as of June 30, 2002, representing approximately 34% of the Portfolio's assets are:

   10 Largest Holdings      Percent of Total Assets
   -------------------      -----------------------
General Electric Co.                 4.70%
Microsoft Corp.                      4.48%
Pfizer Inc.                          3.71%
Citigroup Inc.                       3.46%
American Intl Group, Inc.            3.06%

   10 Largest Holdings      Percent of Total Assets
   -------------------      -----------------------
Dell Computer Corp.                  2.99%
Anheuser-Busch Companies,
  Inc.                               2.94%
Cisco Systems, Inc.                  2.90%
Pharmacia Corp.                      2.86%
Amgen, Inc.                          2.81%

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following graph compares the performance of the Wilmington Large Cap Growth Portfolio ("Large Cap Growth") and the Russell 1000 Growth Index for the past 10 years ended June 30, 2002.

                           LARGE CAP GROWTH PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                                                                      LARGE CAP GROWTH              RUSSELL 1000 GROWTH INDEX
                                                                      ----------------              -------------------------
6/30/92                                                                   10000.00                           10000.00
6/30/93                                                                   11872.00                           11528.00
6/30/94                                                                   12551.00                           11606.00
6/30/95                                                                   15231.00                           14562.00
6/30/96                                                                   18938.00                           18386.00
6/30/97                                                                   24411.00                           24317.00
6/30/98                                                                   30067.00                           31649.00
6/30/99                                                                   36053.00                           38586.00
6/30/00                                                                   48048.00                           48483.00
6/30/01                                                                   29112.00                           30942.00
6/30/02                                                                   19959.00                           22745.00

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The Russell 1000 Growth Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON LARGE CAP CORE PORTFOLIO

     The Wilmington Large Cap Core Portfolio (the "Portfolio") declined 22.66% for the year ended June 30, 2002. The Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks, declined 17.99% for the same period.

     As of the date of this report, the Portfolio is diversified across all major Standard and Poor's economic sectors with particular emphasis on industrials (a sector that includes defense stocks), materials and consumer discretionary. We believe these sectors should benefit from the economic recovery that we believe has already begun and should continue through the balance of 2002. The Portfolio is underweighted to technology, consumer staples and utilities relative to its benchmark. We believe technology stocks will remain under pressure until corporate America announces firmer capital spending plans. While the Portfolio continues to hold a significant weight in healthcare, this sector has been reduced over the past year as we have rotated out of this more defensive sector and into stocks that we think have greater price potential in an improving economy. These newer purchases include stocks in basic materials industries that have been in a secular downturn over the last five years and who did not participate in the bubble period of late 1998 to early 2000.

     The stock market in general and the Portfolio specifically have been negatively impacted over the year by questionable accounting policies of certain companies, Middle East tensions and, most prominent, the fear of potential terrorist acts in the U.S. The valuation of the market also remains an obstacle as it still remains at an historically high level (based on price/earnings measures) despite the recent significant price decline. We are optimistic however that the economy and corporate earnings will improve over the balance of 2002 and into 2003. Low interest rates should support the relative high stock valuations and consumer confidence should be restored. Capital spending will also eventually rebound, as corporations understand the long-term benefits of investing in labor saving technologies and products. The top ten holdings as of June 30, 2002, representing approximately 27% of the Portfolio's assets are:

10 Largest Holdings        Percent of Total Assets
-------------------        -----------------------
Microsoft Corp.                     3.33%
General Electric Co.                3.11%
Novartis AG ADR                     2.76%
American Int'l. Group               2.71%
Exxon Mobil Corp.                   2.68%

10 Largest Holdings        Percent of Total Assets
-------------------        -----------------------
Citigroup Inc.                      2.62%
Bank of America Corp.               2.60%
PepsiCo, Inc.                       2.55%
Sysco Corp.                         2.40%
United Technologies Corp.           2.29%

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following graph compares the performance of the Wilmington Large Cap Core Portfolio ("Large Cap Core") and the S&P 500 Index since the Portfolio's commencement of operations on January 5, 1995 through June 30, 2002.

                            LARGE CAP CORE PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                                                                       LARGE CAP CORE                     S&P 500 INDEX
                                                                       --------------                     -------------
1/5/95                                                                    10000.00                           10000.00
6/30/95                                                                   11232.00                           11980.00
6/30/96                                                                   13393.00                           15101.00
6/30/97                                                                   16831.00                           20335.00
6/30/98                                                                   21727.00                           26478.00
6/30/99                                                                   26779.00                           32504.00
6/30/00                                                                   29074.00                           34861.00
6/30/01                                                                   22823.00                           29691.00
6/30/02                                                                   17651.00                           24350.00

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The S&P 500 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON SMALL CAP CORE PORTFOLIO

     The Wilmington Small Cap Core Portfolio (the "Portfolio") declined 13.84% for the year ended June 30, 2002, compared to the Russell 2000 Index, which declined 8.59% for the same period. The Russell Indices are based on a ranking of the top 3,000 U.S. companies by market capitalization. The first 1,000 companies comprise the Russell 1000 (large cap) Index and the bottom 2,000 companies make up the Russell 2000 (small cap) Index.

     Fiscal year 2002 was a difficult year for the Portfolio because of the tendency of the adviser to seek competitively advantaged companies with above average long term growth prospects. This has been a year when the best investment strategy would have been to shun high growth companies in favor of low risk companies. Stocks having above average yield and low price-earnings multiples have done well. As an example, the adviser's approach to the health care sector is normally to seek biotech, specialty pharmaceutical and medical device companies over more mundane parts of the industry such as HMO's and medical facilities management companies. So, while the Portfolio started off the fiscal year with an average weight to health care stocks, the investments were concentrated in the biotech and device side of the sector. While this strategy proved effective in the third calendar quarter of last year, it has been a serious detriment during the last six months when the bear market resumed in earnest. During the year, the Portfolio maintained an overweighted position to the consumer discretionary and producer durable sector which has proven correct. Key industry concentrations have included home-centric retailers such as Linen's and Things and Williams Sonoma and apparel-related retailers such as Tommy Hilfiger and Steve Madden. The for-profit education industry is another group where investments in Corinthian Colleges, Bright Horizons Family Solutions and Strayer College have worked out well. Within the producer durables sector, the Portfolio has been invested profitably in aerospace defense companies such as Teleflex, EDO and Triumph Group as well as several home builders including Centex, Pulte, Toll Brothers and most recently Meritage. The Portfolio remained underweighted to both the technology and the finance sectors during the fiscal year. The underweight to technology was a plus for the Portfolio's performance, but not having more exposure to banks and insurance was a drag on performance. On a forward looking basis, the Portfolio is more balanced between growth and value strategies than it has been in the past and the adviser believes it is well positioned to outperform its Russell 2000 benchmark over the next fiscal year. The top ten holdings as of June 30, 2002, representing approximately 21% of the Portfolio's assets are:

    10 Largest Holdings       Percent of Total Assets
    -------------------       -----------------------
Triumph Group, Inc.                    2.75%
Corinthian Colleges, Inc.              2.58%
Duane Reade, Inc.                      2.37%
PRG-Schultz Int'l., Inc.               2.05%
Orthofix International, Inc.           1.91%

    10 Largest Holdings       Percent of Total Assets
    -------------------       -----------------------
Titan Corp.                            1.89%
Waste Connections, Inc.                1.87%
Delphi Finl Group,
  Inc. - Class A                       1.78%
O'Reilly Automotive, Inc.              1.72%
SCP Pool Corp.                         1.70%

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following graph compares the performance of the Wilmington Small Cap Core Portfolio ("Small Cap Core") and its predecessor, the Small Cap Stock Fund (a collective investment fund) with that of the Russell 2000 Index since the Portfolio's commencement of operations on April 1, 1997 through June 30, 2002. The Small Cap Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Core Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Small Cap Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different.

                            SMALL CAP CORE PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                                                                       SMALL CAP CORE                   RUSSELL 2000 INDEX
                                                                       --------------                   ------------------
4/1/97                                                                    10000.00                           10000.00
6/30/97                                                                   12059.00                           11621.00
6/30/98                                                                   14244.00                           13538.00
6/30/99                                                                   13464.00                           13742.00
6/30/00                                                                   18436.00                           15709.00
6/30/01                                                                   17168.00                           15799.00
6/30/02                                                                   14792.00                           14442.00

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The Russell 2000 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

     The Wilmington International Multi-Manager Portfolio (the "Portfolio") declined 14.30% for the fiscal year ended June 30, 2002. The MSCI EAFE Index declined 9.49% for the same period. The MSCI EAFE Index is an unmanaged, capitalization weighted index of approximately 1,000 companies listed on the major stock exchanges in Europe, Australasia and the Far East.

     Foreign investors have not had much to cheer about over the past year, but there has been a small advantage investing overseas. Unfortunately, the advantage is foreign stocks, as measured by the MSCI EAFE Index, lost 4% less than U.S. stocks, as measured by the S&P 500 Index. Yet, despite the negative returns, all investors should have a moral victory as the world financial markets overcame drastic losses immediately following the September 11(th) terrorist attacks. Moreover, by the year-end 2001, the world economy started to show promise of ending its recession, which helped investor and consumer confidence. However, the resurgence in confidence was shortly lost as violence in the Middle East and accounting scandals in the U.S. erased what little positive returns the foreign markets had early in 2002.

     Performance among the Portfolio's three sub-advisers was mixed for the period, as value investing continued to outperform. What hurt the Portfolio's performance, as a whole, was its overweight in the more cyclically sensitive sectors, whose performance ebbed and flowed over the period. The more defensive sectors, such as basic materials and consumer staples, faired nicely as investors sought safety in volatile markets. The current investment strategy looks to limit regional exposure and favor more defensive issues such as financials, consumer staples, and healthcare. The top ten holdings as of June 30, 2002, representing approximately 20% of the Portfolio's assets are:

   10 Largest Holdings     Percent of Total Assets
   -------------------     -----------------------
Total Fina Elf
  SA - France                       3.56%
Royal Bank of Scotland
  Group PLC - United
  Kingdom                           2.17%
Nestle SA - Switzerland             2.00%
BP PLC - United Kingdom             1.96%
Vodafone Group PLC -
  United Kingdom                    1.95%

   10 Largest Holdings     Percent of Total Assets
   -------------------     -----------------------
GlaxoSmithKline PLC -
  United Kingdom                    1.84%
Novartis AG - Switzerland           1.81%
Shell Transport & Trading
  Co. PLC - United
  Kingdom                           1.78%
Canon, Inc. - Japan                 1.69%
Aventis SA - France                 1.51%

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following graph compares the performance of the Wilmington International Multi-Manager Portfolio ("International Multi-Manager") and its predecessor, the International Stock Fund (a collective investment fund) with that of the MSCI EAFE Index for the past ten years ended June 30, 2002. The International Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Multi-Manager Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The International Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different.

                     INTERNATIONAL MULTI-MANAGER PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                                                                INTERNATIONAL MULTI-MANAGER              MSCI EAFE INDEX
                                                                ---------------------------              ---------------
6/30/92                                                                    10000                              10000
6/30/93                                                                    10935                              12070
6/30/94                                                                    13664                              14158
6/30/95                                                                    13589                              14434
6/30/96                                                                    15720                              16400
6/30/97                                                                    17888                              18558
6/30/98                                                                    18879                              19742
6/30/99                                                                    19171                              21306
6/30/00                                                                    25214                              24962
6/30/01                                                                    18268                              19071
6/30/02                                                                    15655                              17261

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Please bear in mind that investing in foreign securities involves special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The MSCI EAFE Index is an unmanaged index representing the market value weighted price of 1,000 stocks of the major stock exchanges in Europe, Australasia and the Far East. You cannot invest in an index. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON LARGE CAP VALUE PORTFOLIO

     The Wilmington Large Cap Value Portfolio (the "Portfolio") declined 24.02% for the year ended June 30, 2002. The Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks, declined 17.99% and the Russell 1000 Value Index declined 8.95% for the same period. The Russell 1000 Value Index is an unmanaged stock market index.

     The Portfolio has had a difficult year. The greatest detractors to performance includes two energy companies, El Paso and Dynegy. Both companies are engaged in energy trading, but unlike Enron they were primarily involved in actual energy production and natural gas transmission. El Paso is also one of the largest producers of natural gas in North America. We purchased these stocks because they had been depressed following Enron's collapse and were no longer reflecting the earnings power of their physical assets. That said, the increased capital requirements of the energy trading businesses have forced these companies to complete financings at very depressed prices, diluting future shareholder returns. We have sold the Dynegy position but retain our El Paso holding. Our other major detractors from performance have been the cable television and broadcasting sectors. We are optimistic that advertising markets will continue to improve and believe that these franchises will demonstrate better performance in the months ahead. Cablevision's stock price, in particular, was hurt by a high profile disagreement over the pricing of the New York Yankees' baseball broadcasting rights and the bankruptcy of another cable operator.

     Positive contributors to the fund's performance include Washington Mutual, AutoNation, General Dynamics and Kraft Foods. Each stock has done well for company-specific reasons. Washington Mutual successfully transformed itself from a regional savings and loan bank into a diversified consumer financial services company, operating in several major regions of the U.S. As a result, the company's earnings have become less cyclical and sensitive to changes in interest rates. AutoNation, which started out as a vehicle to acquire and consolidate car dealers, has emerged as a professionally managed leader in a very large but still fragmented industry. General Dynamics should benefit from increased defense spending and continued growth of corporate jet sales. Kraft, the largest food processor in the U.S., has accelerated its growth rate since the acquisition of Nabisco.

     Recent purchases include Morgan Stanley, Verizon and Philip Morris. We trimmed the Tyco position when the stock ran up on unfounded rumors that Lehman was buying its CIT subsidiary, and then repurchased those shares when the SEC approved the prospectus for an initial public offering of CIT. We still believe that Tyco's well publicized accounting and governance issues have led to extreme undervaluation of its operating businesses, many of which are leaders in their markets. Positions recently liquidated include PPG, Duke Energy, AT&T and IBM.

     The top ten holdings as of June 30, 2002, representing approximately 25% of the Portfolio's assets are:

   10 Largest Holdings     Percent of Total Assets
   -------------------     -----------------------
Washington Mutual, Inc.             2.91%
Honeywell International,
  Inc.                              2.74%
Dow Chemical Co.                    2.61%
El Paso Corp.                       2.61%
Cedant Corp.                        2.51%

   10 Largest Holdings     Percent of Total Assets
   -------------------     -----------------------
PNC Financial Services
  Group                             2.47%
Everest Re Group, Ltd.              2.40%
Motorola, Inc.                      2.32%
AON Corp.                           2.27%
Citigroup, Inc.                     2.22%

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following graph compares the performance of the Wilmington Large Cap Value Portfolio ("Large Cap Value") and its predecessor, the Value Stock Fund (a collective investment fund) with that of the Russell 1000 Value Index for the past ten years ended June 30, 2002. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Large Cap Value Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Value Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different.

                           LARGE CAP VALUE PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                                                                      LARGE CAP VALUE                RUSSELL 1000 VALUE INDEX
                                                                      ---------------                ------------------------
6/30/92                                                                    10000                              10000
6/30/93                                                                    11432                              12195
6/30/94                                                                    11709                              12393
6/30/95                                                                    14171                              14923
6/30/96                                                                    17739                              18599
6/30/97                                                                    22639                              24772
6/30/98                                                                    25328                              31916
6/30/99                                                                    25262                              37140
6/30/00                                                                    26932                              33831
6/30/01                                                                    29445                              37326
6/30/02                                                                    22372                              33985

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The Russell 1000 Value Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Wilmington Equity Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/Robert J. Christian

                                         Robert J. Christian
August 8, 2002                           President

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2002

                                       Large Cap                                       International    Large Cap
                                         Growth        Large Cap        Small Cap      Multi-Manager      Value
                                       Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                      ------------   --------------   --------------   -------------   -----------
ASSETS:
Investment in Series, at value......  $ 76,947,958    $80,851,055      $106,952,211    $ 61,694,256    $52,083,894
Receivable for Portfolio shares
  sold..............................       135,992         65,993           140,060          45,067         60,633
Receivable for investment in Series
  withdrawn.........................        95,712              4           202,510          68,700        159,304
Other assets........................            88          1,104             7,008           9,997          7,609
                                      ------------    -----------      ------------    ------------    -----------
Total assets........................    77,179,750     80,918,156       107,301,789      61,818,020     52,311,440
                                      ------------    -----------      ------------    ------------    -----------
LIABILITIES:
Payable for Portfolio shares
  redeemed..........................        95,712              4           202,510          68,700        159,304
Payable for investment in Series....       135,992         65,993           140,060          45,067         60,633
Accrued expenses....................        56,344         21,643            44,407          44,562         27,487
                                      ------------    -----------      ------------    ------------    -----------
Total liabilities...................       288,048         87,640           386,977         158,329        247,424
                                      ------------    -----------      ------------    ------------    -----------
NET ASSETS..........................  $ 76,891,702    $80,830,516      $106,914,812    $ 61,659,691    $52,064,016
                                      ============    ===========      ============    ============    ===========
NET ASSETS CONSIST OF:
Paid-in capital.....................  $174,604,786    $86,092,856      $103,504,940    $ 83,620,534    $60,441,067
Undistributed net investment income
  (loss)............................            --        601,524                --         (88,262)       235,031
Accumulated net realized loss on
  investments and foreign
  currencies........................   (75,127,936)      (421,873)       (8,689,716)    (20,946,346)    (1,301,365)
Net unrealized appreciation
  (depreciation) on investments.....   (22,585,148)    (5,441,991)       12,099,588        (933,134)    (7,310,717)
Net unrealized appreciation on
  translation on assets and
  liabilities in foreign
  currencies........................            --             --                --           6,899             --
                                      ------------    -----------      ------------    ------------    -----------
NET ASSETS..........................  $ 76,891,702    $80,830,516      $106,914,812    $ 61,659,691    $52,064,016
                                      ============    ===========      ============    ============    ===========
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING ($0.01 par value,
  unlimited authorized shares)
  Institutional Shares..............     8,839,105      5,910,731        11,683,007       9,809,174      6,349,636
                                      ============    ===========      ============    ============    ===========
NET ASSET VALUE, offering and
  redemption price per share
  Institutional Shares..............         $8.70         $13.68             $9.15           $6.29          $8.20
                                      ============    ===========      ============    ============    ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2002

                                       Large Cap                                         International    Large Cap
                                         Growth        Large Cap          Small Cap      Multi-Manager      Value
                                       Portfolio     Core Portfolio     Core Portfolio     Portfolio      Portfolio
                                      ------------   --------------     --------------   -------------   ------------
NET INVESTMENT INCOME FROM SERIES:
  Dividends (net of foreign tax
    withheld).......................  $    813,435    $  1,290,738       $    850,757    $    995,483    $    977,258
  Interest..........................       107,936          70,531            166,627          50,138          71,753
  Securities lending................            --          71,105             94,711              --          54,050
  Expenses..........................      (791,799)       (797,762)(1)       (954,937)       (710,777)       (499,126)
                                      ------------    ------------       ------------    ------------    ------------
    Net investment income from
       Series.......................       129,572         634,612            157,158         334,844         603,935
                                      ------------    ------------       ------------    ------------    ------------
EXPENSES:
  Administration and accounting
    fees............................        54,000          54,000             54,000          54,000          54,000
  Transfer agent fees...............        59,538          38,211             56,658          35,913          35,221
  Reports to shareholders...........        15,568          17,233             20,453          11,324          10,389
  Trustees' fees....................         9,460           9,460              9,460           9,460           9,470
  Registration fees.................        16,660          18,590             19,743          18,790          17,852
  Professional fees.................        15,187          13,549             15,255          28,555          12,735
  Other.............................         8,349           6,352             14,770          52,410          12,224
                                      ------------    ------------       ------------    ------------    ------------
    Total expenses before fee
       waivers and expense
       reimbursements...............       178,762         157,395            190,339         210,452         151,891
    Expenses reimbursed.............            --        (157,395)                --              --              --
    Administration and accounting
       fees waived..................            --              --                 --         (13,500)        (10,125)
                                      ------------    ------------       ------------    ------------    ------------
       Total expenses, net..........       178,762              --            190,339         196,952         141,766
                                      ------------    ------------       ------------    ------------    ------------
    Net investment income (loss)....       (49,190)        634,612            (33,181)        137,892         462,169
                                      ------------    ------------       ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY FROM SERIES:
  Net realized loss on investments
    and foreign currency............   (48,277,765)       (111,340)        (7,552,311)    (12,678,283)       (773,968)
  Net realized loss from options
    written.........................            --              --                 --              --         (55,892)
  Net change in unrealized
    appreciation (depreciation) on
    investments and foreign
    currency........................     6,992,613     (25,344,240)        (8,601,720)      2,580,373     (17,078,078)
                                      ------------    ------------       ------------    ------------    ------------
  Net loss on investments and
    foreign currency from Series....   (41,285,152)    (25,455,580)       (16,154,031)    (10,097,910)    (17,907,938)
                                      ------------    ------------       ------------    ------------    ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...................  $(41,334,342)   $(24,820,968)      $(16,187,212)   $ (9,960,018)   $(17,445,769)
                                      ============    ============       ============    ============    ============

(1) Expenses from the Large Cap Core Series are shown net of $41,012 of fees waived.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                          Large Cap                                       International    Large Cap
                                            Growth        Large Cap        Small Cap      Multi-Manager      Value
                                          Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                         ------------   --------------   --------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).........  $    (49,190)   $    634,612     $    (33,181)   $    137,892    $    462,169
  Net realized loss on investments and
    foreign currency...................   (48,277,765)       (111,340)      (7,552,311)    (12,678,283)       (773,968)
  Net realized loss from options
    written............................            --              --               --              --         (55,892)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency...................     6,992,613     (25,344,240)      (8,601,720)      2,580,373     (17,078,078)
                                         ------------    ------------     ------------    -------------   ------------
Net decrease in net assets resulting
  from operations......................   (41,334,342)    (24,820,968)     (16,187,212)     (9,960,018)    (17,445,769)
                                         ------------    ------------     ------------    -------------   ------------
Distributions to shareholders:
  From net investment income...........            --        (454,491)        (144,996)       (184,335)       (651,344)
  From net realized gain...............            --      (2,227,006)              --        (668,349)     (1,677,212)
                                         ------------    ------------     ------------    -------------   ------------
Total distributions....................            --      (2,681,497)        (144,996)       (852,684)     (2,328,556)
                                         ------------    ------------     ------------    -------------   ------------
Portfolio share transactions (a):
  Proceeds from shares sold............    51,580,986      24,360,820       53,660,401     142,765,798      19,105,691
  Cost of shares issued on reinvestment
    of distributions...................            --       2,574,803          108,732         791,689       2,165,184
  Cost of shares redeemed..............   (91,673,034)    (26,663,958)     (66,757,936)   (147,596,150)    (31,744,823)
                                         ------------    ------------     ------------    -------------   ------------
Net increase (decrease) in net assets
  from Portfolio share transactions....   (40,092,048)        271,665      (12,988,803)     (4,038,663)    (10,473,948)
                                         ------------    ------------     ------------    -------------   ------------
Total decrease in net assets...........   (81,426,390)    (27,230,800)     (29,321,011)    (14,851,365)    (30,248,273)
NET ASSETS:
  Beginning of year....................   158,318,092     108,061,316      136,235,823      76,511,056      82,312,289
                                         ------------    ------------     ------------    -------------   ------------
  End of year..........................  $ 76,891,702    $ 80,830,516     $106,914,812    $ 61,659,691    $ 52,064,016
                                         ============    ============     ============    =============   ============
  Undistributed net investment
    income.............................  $         --    $    601,524     $         --    $         --    $    235,031
                                         ============    ============     ============    =============   ============

                                            Shares          Shares           Shares          Shares          Shares
                                         ------------   --------------   --------------   -------------   ------------
(a) TRANSACTIONS IN CAPITAL SHARES
  WERE:
  Shares sold..........................     4,773,223       1,482,574        5,668,400      22,033,451       1,912,640
  Shares issued on reinvestment of
    distributions......................            --         156,238           10,950         123,124         215,656
  Shares redeemed......................    (8,409,639)     (1,676,877)      (6,810,083)    (22,638,587)     (3,175,304)
                                         ------------    ------------     ------------    -------------   ------------
  Net decrease in shares...............    (3,636,416)        (38,065)      (1,130,733)       (482,012)     (1,047,008)
  Shares outstanding -- Beginning of
    year...............................    12,475,521       5,948,796       12,813,740      10,291,186       7,396,644
                                         ------------    ------------     ------------    -------------   ------------
  Shares outstanding -- End of year....     8,839,105       5,910,731       11,683,007       9,809,174       6,349,636
                                         ============    ============     ============    =============   ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                           Large Cap                                       International    Large Cap
                                            Growth         Large Cap        Small Cap      Multi-Manager      Value
                                           Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                         -------------   --------------   --------------   -------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).........  $    (810,994)   $    454,160     $    160,179    $    431,589    $   709,197
  Net realized gain (loss) on
    investments and foreign currency...    (26,850,171)      1,895,916        7,758,966      (7,467,489)     2,869,840
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency...................    (76,620,205)    (29,516,451)     (13,336,367)    (18,052,076)     2,603,531
                                         -------------    ------------     ------------    ------------    -----------
Net increase (decrease) in net assets
  resulting from operations............   (104,281,370)    (27,166,375)      (5,417,222)    (25,087,976)     6,182,568
                                         -------------    ------------     ------------    ------------    -----------
Distributions to shareholders:
  From net investment income...........             --        (196,362)         (55,679)       (425,931)      (496,624)
  From net realized gain...............    (79,333,373)     (3,968,620)     (10,728,667)    (13,436,633)            --
  In excess of net realized gain.......             --              --       (1,277,489)             --             --
                                         -------------    ------------     ------------    ------------    -----------
Total distributions....................    (79,333,373)     (4,164,982)     (12,061,835)    (13,862,564)      (496,624)
                                         -------------    ------------     ------------    ------------    -----------
Portfolio share transactions (a):
  Proceeds from shares sold............     48,050,866      29,263,077       70,160,030      70,158,808     20,799,351
  Cost of shares issued on reinvestment
    of distributions...................     74,318,994       4,071,772       11,170,984      13,254,099        477,874
  Cost of shares redeemed..............    (57,726,686)    (21,754,236)     (31,072,024)    (52,029,187)    (8,922,875)
                                         -------------    ------------     ------------    ------------    -----------
Net increase in net assets from
  Portfolio share transactions.........     64,643,174      11,580,613       50,258,990      31,383,720     12,354,350
                                         -------------    ------------     ------------    ------------    -----------
Total increase (decrease) in net
  assets...............................   (118,971,569)    (19,750,744)      32,779,933      (7,566,820)    18,040,294
NET ASSETS:
  Beginning of year....................    277,289,661     127,812,060      103,455,890      84,077,876     64,271,995
                                         -------------    ------------     ------------    ------------    -----------
  End of year..........................  $ 158,318,092    $108,061,316     $136,235,823    $ 76,511,056    $82,312,289
                                         =============    ============     ============    ============    ===========
  Undistributed net investment
    income.............................  $          --    $    454,160     $     85,547    $         --    $   424,889
                                         =============    ============     ============    ============    ===========

                                            Shares           Shares           Shares          Shares         Shares
                                         -------------   --------------   --------------   -------------   -----------
(a) TRANSACTIONS IN CAPITAL SHARES
  WERE:
  Shares sold..........................      3,019,552       1,476,559        6,735,583       8,359,597      1,913,448
  Shares issued on reinvestment of
    distributions......................      4,410,623         195,758        1,115,982       1,507,861         44,206
  Shares redeemed......................     (3,259,730)     (1,042,850)      (3,012,060)     (6,315,066)      (829,645)
                                         -------------    ------------     ------------    ------------    -----------
  Net increase in shares...............      4,170,445         629,467        4,839,505       3,552,392      1,128,009
  Shares outstanding -- Beginning of
    year...............................      8,305,076       5,319,329        7,974,235       6,738,794      6,268,635
                                         -------------    ------------     ------------    ------------    -----------
  Shares outstanding -- End of year....     12,475,521       5,948,796       12,813,740      10,291,186      7,396,644
                                         =============    ============     ============    ============    ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                               For the
                                                                                Period
                                                                              January 1,      For the Fiscal
                                                   For the Fiscal                1999          Years Ended
                                                Years Ended June 30,           through         December 31,
                                         ----------------------------------    June 30,    --------------------
LARGE CAP GROWTH PORTFOLIO --                2002         2001     2000(+4)    1999(+)     1998(+)(1)   1997(+)
INSTITUTIONAL SHARES                     ------------   --------   --------   ----------   ----------   -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD...............................    $  12.69     $  33.39   $  25.76    $  23.59     $  21.37    $ 19.22
                                           --------     --------   --------    --------     --------    -------
INVESTMENT OPERATIONS:
  Net investment loss(2)...............          --(5)     (0.08)     (0.14)      (0.02)       (0.01)     (0.19)
  Net realized and unrealized gain
    (loss) on investments..............       (3.99)      (10.61)      8.70        2.19         5.02       5.44
                                           --------     --------   --------    --------     --------    -------
    Total from investment operations...       (3.99)      (10.69)      8.56        2.17         5.01       5.25
                                           --------     --------   --------    --------     --------    -------
DISTRIBUTIONS:
  From net realized gain...............          --       (10.01)     (0.93)         --        (2.79)     (3.10)
                                           --------     --------   --------    --------     --------    -------
NET ASSET VALUE -- END OF PERIOD.......    $   8.70     $  12.69   $  33.39    $  25.76     $  23.59    $ 21.37
                                           ========     ========   ========    ========     ========    =======
TOTAL RETURN...........................    (31.44)%     (39.41)%     33.27%       9.20%**     23.58%     27.50%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations......       0.85%        0.76%      0.75%       0.75%*       0.80%      1.38%
    Excluding expense limitations......       0.85%        0.79%      0.77%       0.80%*       0.92%        N/A
  Net investment loss..................     (0.04)%      (0.37)%    (0.45)%     (0.14)%*     (0.08)%    (0.86)%
Portfolio turnover rate................         75%          78%       111%         16%          52%        28%
Net assets at end of period (000
  omitted).............................    $ 76,892     $158,318   $277,290    $222,538     $223,151    $91,445

*    Annualized.
**   Not annualized.
(1)  Effective February 23, 1998, Wilmington Trust Company
     assumed the responsibility of Adviser to the Large Cap
     Growth Portfolio.
(2)  The net investment loss per share was calculated using the average shares outstanding method.
(3)  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from WT Investment
     Trust I -- WT Large Cap Growth Series (the "Series") and the
     portfolio turnover reflects the investment activity of the
     Series.
(4)  Effective November 1, 1999, Roxbury Capital Management, LLC,
     assumed the responsibility of Adviser to the WT Large Cap
     Growth Series.
(5)  Less than $0.01 per share.
(+)  Effective November 1, 1999, the Rodney Square Large Cap
     Growth Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Growth Portfolio. The financial
     highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                              For the Fiscal Years Ended June 30,
                                                      ----------------------------------------------------
LARGE CAP CORE PORTFOLIO --                             2002       2001       2000       1999       1998
INSTITUTIONAL SHARES                                  --------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF YEAR................  $  18.17   $  24.03   $  22.50   $  18.72   $  20.56
                                                      --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
  Net investment income.............................      0.11       0.08       0.10       0.12       0.16
  Net realized and unrealized gain (loss) on
    investments.....................................     (4.15)     (5.15)      1.83       4.14       4.52
                                                      --------   --------   --------   --------   --------
    Total from investment operations................     (4.04)     (5.07)      1.93       4.26       4.68
                                                      --------   --------   --------   --------   --------
DISTRIBUTIONS:
  From net investment income........................     (0.08)     (0.04)     (0.12)     (0.14)     (0.16)
  From net realized gain............................     (0.37)     (0.75)     (0.28)     (0.34)     (6.36)
                                                      --------   --------   --------   --------   --------
    Total distributions.............................     (0.45)     (0.79)     (0.40)     (0.48)     (6.52)
                                                      --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF YEAR......................  $  13.68   $  18.17   $  24.03   $  22.50   $  18.72
                                                      ========   ========   ========   ========   ========
TOTAL RETURN........................................  (22.66)%   (21.50)%      8.57%     23.25%     29.09%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL
  DATA:(1)
  Expenses:
    Including expense limitations...................     0.80%      0.80%      0.80%      0.80%      0.80%
    Excluding expense limitations...................     1.00%      0.98%      0.94%      0.91%      0.93%
  Net investment income.............................     0.64%      0.39%      0.40%      0.65%      0.81%
Portfolio turnover rate.............................       68%        72%        12%         5%        93%
Net assets at end of year (000 omitted).............  $ 80,831   $108,061   $127,812   $139,228   $110,052

(1) The expense and net investment income ratios include expenses allocated from WT Investment Trust I -- Large Cap
     Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                     For the       For the
                                                                                      Period        period
                                                                                    January 1,     June 29,
                                                        For the Fiscal                 1999        1998(1)
                                                     Years Ended June 30,            through       through
                                              ----------------------------------     June 30,    December 31,
SMALL CAP CORE PORTFOLIO --                     2002           2001     2000(+)      1999(+)       1998(+)
INSTITUTIONAL SHARES                          --------       --------   --------    ----------   ------------
NET ASSET VALUE -- BEGINNING OF PERIOD......  $  10.63       $  12.97   $   9.51     $  9.36       $ 10.00
                                              --------       --------   --------     -------       -------
INVESTMENT OPERATIONS:
  Net investment income (loss)..............        --(3,4)      0.16         --(3)     0.02          0.02
  Net realized and unrealized gain (loss) on
    investments.............................     (1.47)         (1.14)      3.50        0.13         (0.62)
                                              --------       --------   --------     -------       -------
    Total from investment operations........     (1.47)         (0.98)      3.50        0.15         (0.60)
                                              --------       --------   --------     -------       -------
DISTRIBUTIONS:
  From net investment income................     (0.01)         (0.01)     (0.02)         --         (0.02)
  From net realized gain....................        --          (1.21)     (0.02)         --            --
  In excess of net realized gain............        --          (0.14)        --          --         (0.02)
                                              --------       --------   --------     -------       -------
    Total distributions.....................     (0.01)         (1.36)     (0.04)         --         (0.04)
                                              --------       --------   --------     -------       -------
NET ASSET VALUE -- END OF PERIOD............  $   9.15       $  10.63   $  12.97     $  9.51       $  9.36
                                              ========       ========   ========     =======       =======
TOTAL RETURN................................  (13.84)%        (6.88)%     36.93%       1.60%**     (6.03)%**
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL
  DATA:(2)
  Expenses:
    Including expense limitations...........     0.89%          0.83%      0.80%       0.80%*        0.80%*
    Excluding expense limitations...........     0.89%          0.90%      0.91%       0.90%*        0.95%*
  Net investment income (loss)..............   (0.03)%          0.15%      0.02%       0.39%*        0.45%*
Portfolio turnover rate.....................       44%            53%        47%          7%           10%
Net assets at end of period (000 omitted)...  $106,915       $136,236   $103,456     $76,316       $82,156

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2)  Effective November 1, 1999, the expense and the net
     investment income ratios include expenses allocated from WT
     Investment Trust I -- Small Cap Core Series (the "Series")
     and the portfolio turnover reflects the investment activity of the Series.
(3)  Less than $0.01 per share.
(4)  The net investment loss per share was calculated using the average shares outstanding method.
(+)  Effective November 1, 1999, the Rodney Square Small Cap
     Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Small Cap Core Portfolio. The financial
     highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                For the       For the
                                                                                 Period        Period
                                                                               January 1,     June 29,
                                                      For the Fiscal              1999        1998(1)
                                                   Years Ended June 30,         through       through
                                               -----------------------------    June 30,    December 31,
INTERNATIONAL MULTI-MANAGER PORTFOLIO --         2002       2001     2000(+)    1999(+)       1998(+)
INSTITUTIONAL SHARES                           --------   --------   -------   ----------   ------------
NET ASSET VALUE -- BEGINNING OF PERIOD.......  $   7.43   $  12.48   $ 10.03    $  9.82       $ 10.00
                                               --------   --------   -------    -------       -------
INVESTMENT OPERATIONS:
  Net investment income(2)...................      0.01       0.05      0.08       0.06          0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency.........     (1.07)     (3.19)     3.09       0.26         (0.09)
                                               --------   --------   -------    -------       -------
    Total from investment operations.........     (1.06)     (3.14)     3.17       0.32         (0.07)
                                               --------   --------   -------    -------       -------
DISTRIBUTIONS:
  From net investment income.................     (0.02)     (0.06)    (0.06)        --            --
  From net realized gain.....................     (0.06)     (1.85)    (0.66)     (0.11)        (0.11)
                                               --------   --------   -------    -------       -------
    Total distributions......................     (0.08)     (1.91)    (0.72)     (0.11)        (0.11)
                                               --------   --------   -------    -------       -------
NET ASSET VALUE -- END OF PERIOD.............  $   6.29   $   7.43   $ 12.48    $ 10.03       $  9.82
                                               ========   ========   =======    =======       =======
TOTAL RETURN.................................  (14.30)%   (27.55)%    31.52%      3.29%**     (0.70)%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA:(3)
  Expenses:
    Including expense limitations............     1.37%      1.07%     1.00%      1.00%*        1.00%*
    Excluding expense limitations............     1.39%      1.29%     1.21%      1.19%*        1.10%*
  Net investment income......................     0.21%      0.55%     0.66%      1.86%*        0.46%*
Portfolio turnover rate......................       91%        86%       78%        33%           28%
Net assets at end of period (000 omitted)....  $ 61,660   $ 76,511   $84,078    $69,401       $73,784

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2)  The net investment income per share was calculated using the average shares outstanding method.
(3)  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from WT Investment
     Trust I -- International Multi-Manager Series (the "Series")
     and the portfolio turnover reflects the investment activity of the Series.
(+)  Effective November 1, 1999, the Rodney Square International
     Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington International Multi-Manager Portfolio. The
     financial highlights for the periods prior to November 1,
     1999 reflect the performance history of the Rodney Square
     Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                   For the       For the
                                                                                    Period        Period
                                                                                  January 1,     June 29,
                                                        For the Fiscal               1999        1998(1)
                                                     Years Ended June 30,          through       through
                                                -------------------------------    June 30,    December 31,
LARGE CAP VALUE PORTFOLIO --                      2002      2001     2000(3)(+)    1999(+)       1998(+)
INSTITUTIONAL SHARES                            --------   -------   ----------   ----------   ------------
NET ASSET VALUE -- BEGINNING OF PERIOD........  $  11.13   $ 10.25    $  9.82      $  9.30       $ 10.00
                                                --------   -------    -------      -------       -------
INVESTMENT OPERATIONS:
  Net investment income.......................      0.07      0.09       0.13         0.10          0.10
  Net realized and unrealized gain (loss) on
    investments...............................     (2.68)     0.86       0.50         0.42         (0.58)
                                                --------   -------    -------      -------       -------
    Total from investment operations..........     (2.61)     0.95       0.63         0.52         (0.48)
                                                --------   -------    -------      -------       -------
DISTRIBUTIONS:
  From net investment income..................     (0.09)    (0.07)     (0.20)          --         (0.10)
  From net realized gain......................     (0.23)       --         --           --            --
  In excess of net realized gain..............        --        --         --           --         (0.12)
                                                --------   -------    -------      -------       -------
    Total distributions.......................     (0.32)    (0.07)     (0.20)          --         (0.22)
                                                --------   -------    -------      -------       -------
NET ASSET VALUE -- END OF PERIOD                $   8.20   $ 11.13    $ 10.25      $  9.82       $  9.30
                                                ========   =======    =======      =======       =======
TOTAL RETURN..................................  (24.02)%     9.33%      6.61%        5.59%**     (4.79)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations.............     0.92%     0.77%      0.75%        0.75%*        0.75%*
    Excluding expense limitations.............     0.93%     0.91%      0.97%        0.84%*        0.88%*
  Net investment income.......................     0.66%     0.96%      1.06%        1.92%*        2.07%*
Portfolio turnover rate.......................      100%      109%       136%          25%           37%
Net assets at end of period (000 omitted).....  $ 52,064   $82,312    $64,272      $79,060       $93,780

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2)  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from WT Investment
     Trust I -- Large Cap Value Series (the "Series") and the
     portfolio turnover reflects the investment activity of the
     Series.
(3)  Effective November 1, 1999, Cramer Rosenthal McGlynn, LLC
     assumed the responsibility of Adviser to the Large Cap Value
     Series.
(+)  Effective November 1, 1999, the Rodney Square Large Cap
     Value Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Value Portfolio. The financial
     highlights for the periods prior to November 1, 1999
     reflects the performance history of the Rodney Square
     Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Core Portfolio, Wilmington Small Cap Core Portfolio, Wilmington International Multi-Manager Portfolio, and Wilmington Large Cap Value Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

  The Portfolios currently offer two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. As of June 30, 2002, the Investor Shares have not commenced operations.

  Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio (effective November 1, 1999 with respect to the Wilmington Large Cap Growth, Wilmington Small Cap Core, Wilmington International Multi-Manager and Wilmington Large Cap Value Portfolios) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of June 30, 2002, each Portfolio owned approximately 100% of its respective Series, except for Wilmington Large Cap Value, which owned approximately 88% of the Large Cap Value Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

  Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

  Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

  Investment Income. Each Portfolio records its share of the respective Series' income (loss), expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred.

  Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS -- continued

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Large Cap Core, Small Cap Core and International Multi-Manager Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. The investment adviser to the WT Large Cap Growth and Large Cap Value Series is Roxbury Capital Management, LLC and Cramer Rosenthal McGlynn, LLC, respectively. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

  PFPC Inc. ("PFPC"), an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Fund on behalf of the Portfolios.

  PFPC also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of the Portfolios.

  RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% of the average daily net assets of the Large Cap Core Portfolio. This undertaking will remain in place until the Board of Trustees approves its termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid during the years ended June 30, 2002 and 2001 was as follows:

                                       Large Cap    Large Cap     Small Cap    International   Large Cap
                                        Growth         Core         Core       Multi-Manager     Value
                                       Portfolio    Portfolio     Portfolio      Portfolio     Portfolio
                                      -----------   ----------   -----------   -------------   ----------
   YEAR ENDED JUNE 30, 2002
   Ordinary Income..................  $        --   $  454,491   $   144,996    $   184,335    $  651,344
   Long-term capital gains..........           --    2,227,006            --        668,349     1,677,212
                                      -----------   ----------   -----------    -----------    ----------
   Total distributions..............  $        --   $2,681,497   $   144,996    $   852,684    $2,328,556
                                      ===========   ==========   ===========    ===========    ==========
   YEAR ENDED JUNE 30, 2001
   Ordinary Income..................  $11,202,522   $  749,791   $   524,770    $ 5,857,398    $  496,624
   Long-term capital gains..........   68,130,851    3,415,191    11,537,065      8,005,166            --
                                      -----------   ----------   -----------    -----------    ----------
   Total distributions..............  $79,333,373   $4,164,982   $12,061,835    $13,862,564    $  496,624
                                      ===========   ==========   ===========    ===========    ==========

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS -- continued

  As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                     Large Cap                                       International    Large Cap
                                       Growth        Large Cap        Small Cap      Multi-Manager      Value
                                     Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                    ------------   --------------   --------------   -------------   -----------
   Undistributed ordinary
     income.......................  $         --    $   586,071      $        --     $         --    $   235,031
   Undistributed long-term capital
     gains........................            --        143,719               --               --         30,269
                                    ------------    -----------      -----------     ------------    -----------
     Accumulated earnings.........            --        729,790               --               --        265,300
   Capital loss carryforwards.....   (55,542,730)            --       (2,222,786)     (13,142,606)            --
   Post-October losses............   (18,879,582)            --       (6,585,025)      (6,225,645)      (660,992)
   Net unrealized appreciation
     (depreciation) on investments
     and foreign currencies.......   (23,290,772)    (5,992,130)      12,217,683       (2,592,592)    (7,981,359)
                                    ------------    -----------      -----------     ------------    -----------
     Total accumulated earnings/
        (deficit).................  $(97,713,084)   $(5,262,340)     $ 3,409,872     $(21,960,843)   $(8,377,051)
                                    ============    ===========      ===========     ============    ===========

  For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. Each Portfolio's capital loss carryforwards will expire as follows:

                                           Large Cap    Large Cap   Small Cap    International   Large Cap
                                            Growth        Core         Core      Multi-Manager     Value
                                           Portfolio    Portfolio   Portfolio      Portfolio     Portfolio
                                          -----------   ---------   ----------   -------------   ---------
   6/30/2009                              $ 4,836,830   $     --    $       --    $        --    $     --
   6/30/2010                               50,705,900         --     2,222,786     13,142,606          --

  Post-October losses represent net losses realized from November 1, 2001 through June 30, 2002 that, in accordance with Federal income tax regulations, each Portfolio has elected to defer and treat as having arisen the following fiscal year.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND TRUSTEES OF WT MUTUAL FUND:

     We have audited the accompanying statements of assets and liabilities of Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Core Portfolio, Wilmington Small Cap Core Portfolio, Wilmington International Multi-Manager Portfolio and Wilmington Large Cap Value Portfolio (the "Portfolios") (each a series of WT Mutual Fund) as of June 30, 2002, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the periods indicated therein with respect to the Large Cap Growth, Small Cap Core, International Multi-Manager and Large Cap Value Portfolios, and financial highlights for each of the four years in the period then ended with respect to the Large Cap Core Portfolio. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Large Cap Core Portfolio for the year ended June 30, 1998 were audited by other auditors whose report dated July 31, 1998 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios at June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein with respect to the Large Cap Growth, Small Cap Core, International Multi-Manager and Large Cap Value Portfolios, and the financial highlights for each of the four years in the period then ended with respect to the Large Cap Core Portfolio, in conformity with accounting principles generally accepted in the United States.

                                         /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 2, 2002

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTICE TO SHAREHOLDERS -- TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the following Portfolios paid a 20% capital gain distribution (from net long-term capital gains) during the fiscal year ended June 30, 2002. The following table summarizes the capital gain distributions:

                                                                Total 20%
                                               Capital Gain    Capital Gain
                                                Per Share      Distribution
                                               ------------    ------------
Large Cap Core Portfolio                         $0.3724        $2,227,006
International Multi-Manager Portfolio            $0.0620        $  668,349
Large Cap Value Portfolio                        $0.2266        $1,677,212

For corporate shareholders, 100% of the ordinary income distributions (dividend income plus short-term gains, if any) for the Large Cap Growth, Large Cap Core, Small Cap Core, and Large Cap Value Portfolios qualify for the dividends-received deduction.

In January 2003, shareholders of the Portfolios will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2002, including any distributions paid between June 30, 2002 and December 31, 2002.

WT INVESTMENT TRUST I -- EQUITY SERIES
   ANNUAL REPORT / JUNE 30, 2002

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- EQUITY SERIES / WT LARGE CAP GROWTH SERIES
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
COMMON STOCK -- 90.9%
COMMUNICATION & BROADCASTING -- 6.2%
    AOL Time Warner, Inc.*..........  114,000   $ 1,676,940
    Comcast Corp. - Class A*........   69,000     1,644,960
    Viacom, Inc. - Class B*.........   33,000     1,464,210
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........     4,786,110
                                                -----------
 COMPUTER SERVICES -- 8.4%
    Microsoft Corp.*................   64,850     3,547,295
    Oracle Corp.*...................  139,350     1,319,644
    SunGard Data Systems, Inc.*.....   60,500     1,602,040
                                                -----------
   TOTAL COMPUTER SERVICES...................     6,468,979
                                                -----------
 FINANCE & INSURANCE -- 17.3%
  FINANCIAL SERVICES -- 3.5%
    Citigroup, Inc. ................   70,650     2,737,688
                                                -----------
  INSURANCE CARRIERS -- 5.1%
    AFLAC, Inc. ....................   46,000     1,472,000
    American International Group,
      Inc. .........................   35,500     2,422,165
                                                -----------
                                                  3,894,165
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 4.2%
    Capital One Financial Corp. ....   27,700     1,691,085
    Freddie Mac.....................   25,500     1,560,600
                                                -----------
                                                  3,251,685
                                                -----------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 2.4%
    Goldman Sachs Group, Inc. ......   25,375     1,861,256
                                                -----------
  STATE & NATIONAL BANKS -- 2.1%
    State Street Corp. .............   35,500     1,586,850
                                                -----------
   TOTAL FINANCE & INSURANCE.................    13,331,644
                                                -----------
 MANUFACTURING -- 43.1%
  BIOTECHNOLOGY -- 2.9%
    Amgen, Inc.*....................   53,200     2,228,016
                                                -----------
  COMPUTERS & OFFICE EQUIPMENT -- 6.9%
    Cisco Systems, Inc*.............  164,600     2,296,170
    Dell Computer Corp.*............   90,500     2,365,670
    Sun Microsystems, Inc.*.........  130,200       652,302
                                                -----------
                                                  5,314,142
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
  CONSUMER PRODUCTS -- 6.0%
    Colgate-Palmolive Co. ..........   32,000   $ 1,601,600
    Kimberly-Clark Corp. ...........   25,250     1,565,500
    Mattel, Inc. ...................   69,700     1,469,276
                                                -----------
                                                  4,636,376
                                                -----------
  ELECTRONICS -- 2.6%
    Texas Instruments, Inc. ........   84,300     1,997,910
                                                -----------
  FOOD AND BEVERAGE -- 3.0%
    Anheuser-Busch Companies,
      Inc. .........................   46,600     2,330,000
                                                -----------
  MISCELLANEOUS ELECTRICAL MACHINERY & EQUIPMENT -- 4.8%
    General Electric Co. ...........  128,000     3,718,400
                                                -----------
  MISCELLANEOUS MANUFACTURING INDUSTRIES -- 2.0%
    Honeywell International,
      Inc. .........................   43,200     1,521,936
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 8.6%
    Abbott Laboratories.............   36,150     1,361,048
    Pfizer, Inc. ...................   84,000     2,940,000
    Pharmacia Corp. ................   60,500     2,265,725
                                                -----------
                                                  6,566,773
                                                -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 3.6%
    Baxter International, Inc. .....   29,400     1,306,830
    Medtronic, Inc. ................   33,375     1,430,119
                                                -----------
                                                  2,736,949
                                                -----------
  SEMICONDUCTORS -- 2.7%
    Analog Devices, Inc.*...........   47,100     1,398,870
    National Semiconductor Corp.*...   24,000       700,080
                                                -----------
                                                  2,098,950
                                                -----------
  TEXTILES & APPAREL -- 0.0%
    Valutron*.......................   34,700             0
    Valutron Distribution*..........   12,200             0
                                                -----------
                                                          0
                                                -----------
   TOTAL MANUFACTURING.......................    33,149,452
                                                -----------
 SERVICES -- 5.8%
  BUSINESS SERVICES -- 4.0%
    Automatic Data Processing,
      Inc. .........................   36,000     1,567,800
    Concord EFS, Inc.*..............   51,000     1,537,140
                                                -----------
                                                  3,104,940
                                                -----------
  MEDICAL & HEALTH SERVICES -- 1.8%
    McKesson Corp. .................   41,400     1,353,780
                                                -----------
   TOTAL SERVICES............................     4,458,720
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / WT LARGE CAP GROWTH SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
TRANSPORTATION -- 2.0%
    United Parcel Service, Inc. ....   24,600   $ 1,519,050
                                                -----------
   TOTAL TRANSPORTATION......................     1,519,050
                                                -----------
 WHOLESALE & RETAIL TRADE -- 8.1%
  RETAIL BUILDING MATERIAL -- 1.7%
    Home Depot, Inc. ...............   35,800     1,314,934
                                                -----------
  RETAIL MERCHANDISING -- 3.3%
    TJX Companies, Inc. ............   36,000       705,960
    Wal-Mart Stores, Inc. ..........   33,800     1,859,338
                                                -----------
                                                  2,565,298
                                                -----------
  WHOLESALE MISCELLANEOUS -- 3.1%
    BJ's Wholesale Club, Inc.*......   19,200       739,200
    Costco Wholesale Corp.*.........   42,500     1,641,350
                                                -----------
                                                  2,380,550
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     6,260,782
                                                -----------
   TOTAL COMMON STOCK (COST $92,560,028).....    69,974,737
                                                -----------
SHORT-TERM INVESTMENTS -- 9.4%
    Sansom Street Fund - Money
      Market Portfolio..............  3,627,339   3,627,339
    Temp Cash Fund - Dollar
      Series........................  3,627,339   3,627,339
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $7,254,678).............................     7,254,678
                                                -----------
TOTAL INVESTMENTS -- 100.3% (COST
  $99,814,706)+..............................    77,229,415
OTHER ASSETS AND LIABILITIES,
  NET -- (0.3%)..............................      (280,921)
                                                -----------
NET ASSETS -- 100.0%.........................   $76,948,494
                                                ===========

* Non-income producing security.
+ The cost for federal income tax purposes was $100,520,336. At June 30, 2002, net unrealized depreciation was $23,290,921. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $808,520 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $24,099,441.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP CORE SERIES
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
COMMON STOCK -- 94.4%
 COMMUNICATION & BROADCASTING -- 6.5%
    BellSouth Corp. ..............     35,400   $ 1,115,100
    Clear Channel Communications,
      Inc.*.......................     22,100       707,642
    Comcast Corp. - Class A*(a)...     46,000     1,096,640
    Viacom, Inc. - Class B*.......     32,800     1,455,336
    Vodafone Group PLC, ADR.......     66,450       907,043
                                                -----------
   TOTAL COMMUNICATION & BROADCASTING........     5,281,761
                                                -----------
 COMPUTER SERVICES -- 5.8%
    BEA Systems, Inc.*............     47,450       451,249
    EMC Corp.*....................     77,700       586,635
    Electronic Data Systems
      Corp.(a)....................     17,600       653,840
    Microsoft Corp.*..............     54,450     2,978,415
                                                -----------
   TOTAL COMPUTER SERVICES...................     4,670,139
                                                -----------
 FINANCE & INSURANCE -- 17.6%
  FINANCIAL SERVICES -- 5.1%
    Citigroup, Inc. ..............     60,450     2,342,438
    U.S. Bancorp..................     74,950     1,750,083
                                                -----------
                                                  4,092,521
                                                -----------
  INSURANCE CARRIERS -- 3.0%
    American International Group,
      Inc. .......................     35,614     2,429,943
                                                -----------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 4.1%
    American Express Co. .........     37,686     1,368,756
    Fannie Mae....................      5,210       384,237
    Freddie Mac...................     25,900     1,585,080
                                                -----------
                                                  3,338,073
                                                -----------
  STATE & NATIONAL BANKS -- 5.4%
    Bank of America Corp. ........     33,150     2,332,434
    J.P. Morgan Chase & Co.(a)....     59,450     2,016,544
                                                -----------
                                                  4,348,978
                                                -----------
   TOTAL FINANCE & INSURANCE.................    14,209,515
                                                -----------
 MANUFACTURING -- 43.5%
  AIRCRAFT & AEROSPACE -- 5.0%
    Honeywell International,
      Inc. .......................      8,650       304,740
    Raytheon Co. .................     42,600     1,735,950
    United Technologies Corp. ....     30,200     2,050,580
                                                -----------
                                                  4,091,270
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
  BIOTECHNOLOGY -- 1.7%
    Amgen, Inc.*..................     12,500   $   523,500
    Genentech, Inc.*(a)...........     24,350       815,725
                                                -----------
                                                  1,339,225
                                                -----------
  CHEMICAL & ALLIED PRODUCTS -- 1.5%
    Dow Chemical Co.(a)...........     35,000     1,203,300
                                                -----------
  COMPUTERS & OFFICE EQUIPMENT -- 2.6%
    Cisco Systems, Inc.*..........    103,600     1,445,220
    Intel Corp. ..................     36,000       657,720
                                                -----------
                                                  2,102,940
                                                -----------
  FOOD & BEVERAGE -- 4.3%
    Coca-Cola Co. ................     21,600     1,209,600
    PepsiCo, Inc. ................     47,450     2,287,090
                                                -----------
                                                  3,496,690
                                                -----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 3.4%
    General Electric Co. .........     95,900     2,785,895
                                                -----------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 2.3%
    Dover Corp. ..................     53,150     1,860,250
                                                -----------
  MISC. MANUFACTURING INDUSTRIES -- 6.9%
    Bowater, Inc. ................     23,000     1,250,510
    E. I. Du Pont de Nemours &
      Co. ........................     29,000     1,287,600
    Northrop Grumman Corp.(a).....     14,600     1,825,000
    United States Steel Corp. ....     60,300     1,199,367
                                                -----------
                                                  5,562,477
                                                -----------
  PHARMACEUTICAL PREPARATIONS -- 8.8%
    Abbott Laboratories...........     18,900       711,585
    Johnson & Johnson Co. ........     17,250       901,485
    Merck & Co., Inc. ............     22,950     1,162,188
    Novartis AG, ADR..............     56,350     2,469,821
    Pfizer, Inc. .................     54,900     1,921,500
                                                -----------
                                                  7,166,579
                                                -----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 2.1%
    Medtronic, Inc. ..............     38,850     1,664,722
                                                -----------
  SEMICONDUCTORS -- 0.7%
    Analog Devices, Inc.*.........     18,650       553,905
                                                -----------
  TELECOMMUNICATIONS EQUIPMENT -- 1.8%
    Motorola, Inc. ...............    100,300     1,446,326
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I --EQUITY SERIES / LARGE CAP CORE SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
TRANSPORTATION EQUIPMENT -- 2.4%
    Delphi Automotive Systems
      Corp. ......................     84,000   $ 1,108,800
    Ford Motor Co. ...............     51,000       816,000
                                                -----------
                                                  1,924,800
                                                -----------
   TOTAL MANUFACTURING.......................    35,198,379
                                                -----------
 OIL & GAS -- 4.6%
    Conoco, Inc. .................     47,450     1,319,110
    Exxon Mobil Corp. ............     58,750     2,404,050
                                                -----------
   TOTAL OIL & GAS...........................     3,723,160
                                                -----------
 REAL ESTATE INVESTMENT TRUSTS -- 2.4%
    Equity Office Properties
      Trust.......................     64,750     1,948,975
                                                -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS.......     1,948,975
                                                -----------
 SERVICES -- 3.0%
  BUSINESS SERVICES -- 2.2%
    Automatic Data Processing,
      Inc. .......................     18,000       783,900
    Interpublic Group of Cos.,
      Inc.(a).....................     40,000       990,400
                                                -----------
                                                  1,774,300
                                                -----------
  INTERNET SERVICES -- 0.8%
    AOL Time Warner, Inc.*........     47,000       691,370
                                                -----------
   TOTAL SERVICES............................     2,465,670
                                                -----------
 TRANSPORTATION -- 2.0%
    Norfolk Southern Corp. .......     68,000     1,589,840
                                                -----------
   TOTAL TRANSPORTATION......................     1,589,840
                                                -----------
 WHOLESALE & RETAIL TRADE -- 9.0%
  MISCELLANEOUS RETAIL STORES -- 1.1%
    Family Dollar Stores, Inc. ...     25,350       893,587
                                                -----------
  RETAIL BUILDING MATERIAL -- 2.5%
    Home Depot, Inc. .............     55,750     2,047,697
                                                -----------

                                                   Value
                                     Shares      (Note 2)
                                    ---------   -----------
  RETAIL DEPARTMENT STORES -- 2.7%
    Sears, Roebuck and Co. .......     25,000   $ 1,357,500
    Target Corp. .................     21,800       830,580
                                                -----------
                                                  2,188,080
                                                -----------
  WHOLESALE MISCELLANEOUS -- 2.7%
    Sysco Corp. ..................     79,050     2,151,741
                                                -----------
   TOTAL WHOLESALE & RETAIL TRADE............     7,281,105
                                                -----------
   TOTAL COMMON STOCK (Cost $81,815,443).....    76,368,544
                                                -----------
SHORT-TERM INVESTMENTS -- 5.0%
    Temp Cash Fund - Dollar
      Series......................  4,040,478     4,040,478
                                                -----------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $4,040,478).............................     4,040,478
                                                -----------
TOTAL INVESTMENTS -- 99.4% (COST
  $85,855,921)+..............................    80,409,022
                                                -----------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
  LOANED SECURITIES (See Note 5) -- 10.6%
  (COST $8,588,576)..........................     8,588,576
                                                -----------
OTHER ASSETS AND LIABILITIES,
  NET -- (10.0%).............................    (8,073,467)
                                                -----------
NET ASSETS -- 100.0%.........................   $80,924,131
                                                ===========

ADR - American Depository Receipt
*  Non-income producing security.
(a)Security partially or fully on loan (see Note 5).
+ The cost for federal income tax purposes was $86,406,541. At June 30, 2002, net unrealized depreciation was $5,997,519. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $4,753,483 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $10,751,002.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP CORE SERIES
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
COMMON STOCK -- 97.9%
COMMUNICATION & BROADCASTING -- 2.7%
    Emmis Communications Corp. -
      Class A*(a)...............      45,000   $    953,550
    Mediacom Communications
      Corp.*(a).................     104,875        816,976
    Saga Communications,
      Inc.*.....................      46,875      1,054,688
                                               ------------
   TOTAL COMMUNICATION & BROADCASTING.......      2,825,214
                                               ------------
 COMPUTER SERVICES -- 3.7%
    Aspen Technology, Inc.*.....      99,800        832,332
    CACI International, Inc.*...      19,575        747,569
    Extreme Networks, Inc.*.....     126,575      1,236,638
    Fiserv, Inc.*...............      18,750        688,313
    Transmeta Corp.*............     206,750        485,863
                                               ------------
   TOTAL COMPUTER SERVICES..................      3,990,715
                                               ------------
 FINANCE & INSURANCE -- 11.9%
  FINANCIAL SERVICES -- 1.9%
    Affiliated Managers Group,
      Inc.*(a)..................      32,000      1,968,000
                                               ------------
  INSURANCE CARRIERS -- 6.6%
    Delphi Financial Group,
      Inc. - Class A............      52,802      2,288,967
    HCC Insurance Holdings,
      Inc. .....................      40,000      1,054,000
    Protective Life Corp........      49,750      1,646,725
    RenaissanceRe Holdings,
      Ltd. .....................      57,714      2,112,332
                                               ------------
                                                  7,102,024
                                               ------------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 0.6%
    Strayer Education, Inc. ....      10,000        636,000
                                               ------------
  STATE & NATIONAL BANKS -- 2.8%
    Colonial BancGroup, Inc. ...     135,950      2,039,250
    Commonwealth Bancorp,
      Inc. .....................      33,450        992,461
                                               ------------
                                                  3,031,711
                                               ------------
   TOTAL FINANCE & INSURANCE................     12,737,735
                                               ------------
 MANUFACTURING -- 40.2%
  AIRCRAFT & AEROSPACE -- 7.0%
    Alliant Techsystems,
      Inc.*.....................      10,695        682,341
    EDO Corp.(a)................      28,497        812,165
    Titan Corp.*................     132,700      2,427,083
    Triumph Group, Inc.*........      79,175      3,531,205
                                               ------------
                                                  7,452,794
                                               ------------
  ATHLETIC EQUIPMENT -- 1.1%
    Nautilus Group, Inc.*(a)....      39,112      1,196,827
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
  AUTO PARTS & EQUIPMENT -- 1.8%
    American Axle &
      Manufacturing Holdings,
      Inc.*.....................      47,875   $  1,423,802
    Cooper Tire & Rubber Co. ...      25,475        523,511
                                               ------------
                                                  1,947,313
                                               ------------
  BIOTECHNOLOGY -- 1.5%
    CV Therapeutics, Inc.*(a)...      20,000        372,400
    Invitrogen Corp.*(a)........      15,000        480,150
    Protein Design Labs,
      Inc.*.....................      66,600        723,276
                                               ------------
                                                  1,575,826
                                               ------------
  BUILDING MATERIALS & COMPONENTS -- 1.0%
    Elcor Corp.(a)..............      41,200      1,126,820
                                               ------------
  CHEMICAL & ALLIED PRODUCTS -- 0.6%
    Hercules, Inc.*(a)..........      54,875        636,550
                                               ------------
  COMPUTERS & OFFICE EQUIPMENT -- 2.0%
    Black Box Corp.*............      12,000        488,760
    Brocade Communications
      Systems, Inc.*............      16,000        279,680
    QLogic Corp.*...............      35,200      1,341,120
                                               ------------
                                                  2,109,560
                                               ------------
  CONSUMER PRODUCTS -- 0.5%
    WD-40 Co. ..................      20,000        555,200
                                               ------------
  DIVERSIFIED-INDUSTRIAL PRODUCTS -- 5.2%
    Actuant Corp. - Class A*....       9,825        405,281
    Armor Holdings, Inc.*.......      57,875      1,475,812
    CLARCOR, Inc. ..............      63,000      1,993,950
    Teleflex, Inc. .............      29,275      1,673,066
                                               ------------
                                                  5,548,109
                                               ------------
  ELECTRONICS -- 1.0%
    Astropower, Inc.*(a)........      57,525      1,129,791
                                               ------------
  FARM MACHINERY -- 0.6%
    AGCO Corp.*(a)..............      32,400        631,800
                                               ------------
  FOODS -- 0.3%
    Lance, Inc. ................      25,000        364,500
                                               ------------
  GENERAL CONSTRUCTION -- SINGLE HOMES -- 2.9%
    Centex Corp. ...............      13,350        771,496
    Pulte Corp.(a)..............      14,225        817,653
    Toll Brothers, Inc.*(a).....      51,150      1,498,695
                                               ------------
                                                  3,087,844
                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP CORE SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
GLASS & PLASTIC PACKAGING PRODUCTS -- 2.0%
    Crown Cork & Seal Co.,
      Inc.*(a)..................     158,600   $  1,086,410
    Owens-Illinois, Inc.*.......      75,500      1,037,370
                                               ------------
                                                  2,123,780
                                               ------------
  MANUFACTURED HOMES -- 0.4%
    Meritage, Corp.*............       9,775        446,229
                                               ------------
  METAL PRODUCTS -- 1.4%
    USX US Steel Group, Inc. ...      73,575      1,463,407
                                               ------------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 2.9%
    Graco, Inc. ................      25,012        628,802
    IDEX Corp. .................      27,100        907,850
    SureBeam Corp. - Class
      A*(a).....................     155,529        849,188
    Terex Corp.*................      30,425        684,258
                                               ------------
                                                  3,070,098
                                               ------------
  PHARMACEUTICAL PREPARATIONS -- 2.6%
    Alkermes, Inc.*.............      28,100        449,881
    Cell Therapeutics, Inc.*....      42,650        232,826
    First Horizon Pharmaceutical
      Corp.*....................      19,600        405,524
    Gorman-Rupp Co. ............      15,000        472,500
    Ilex Oncology, Inc.*........      33,100        466,379
    Noven Pharmaceuticals,
      Inc.*.....................      32,000        816,000
                                               ------------
                                                  2,843,110
                                               ------------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 4.2%
    Biosite Diagnostics,
      Inc.*.....................      38,375      1,080,256
    Closure Medical Corp.*......      30,000        420,000
    Cryolife, Inc.*.............      31,319        502,983
    Orthofix International
      NV*.......................      69,675      2,449,076
                                               ------------
                                                  4,452,315
                                               ------------
  TELECOMMUNICATIONS EQUIPMENT -- 1.2%
    Harman International
      Industries, Inc. .........      25,295      1,245,779
                                               ------------
   TOTAL MANUFACTURING......................     43,007,652
                                               ------------
 OIL & GAS -- 3.7%
  CRUDE PETROLEUM & NATURAL GAS -- 1.2%
    Houston Exploration Co.*....      43,875      1,272,375
                                               ------------
  DRILLING OIL & GAS WELLS -- 1.5%
    Patterson-UTI Energy,
      Inc.*.....................      56,500      1,594,995
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
  OIL & GAS EXPLORATION -- 1.0%
    Stone Energy Corp.*.........      28,000   $  1,127,000
                                               ------------
   TOTAL OIL & GAS..........................      3,994,370
                                               ------------
 REAL ESTATE INVESTMENT TRUSTS -- 4.7%
    Alexandria Real Estate
      Equities, Inc. ...........      33,675      1,661,524
    Camden Property Trust.......      15,000        555,450
    Developers Diversified
      Realty Corp. .............      74,000      1,665,000
    Kilroy Realty Corp. ........      41,050      1,098,088
                                               ------------
   TOTAL REAL ESTATE INVESTMENT TRUSTS......      4,980,062
                                               ------------
 SERVICES -- 14.3%
  AMUSEMENT & RECREATIONAL SERVICES -- 1.2%
    International Sweedway
      Corp. - Class A...........      31,425      1,260,143
                                               ------------
  BUSINESS SERVICES -- 4.0%
    Bright Horizons Family
      Solutions, Inc.*..........      49,925      1,653,017
    PRG-Schultz International,
      Inc.*(a)..................     213,525      2,628,493
                                               ------------
                                                  4,281,510
                                               ------------
  COMMERCIAL SERVICES -- 0.8%
    Steiner Leisure, Ltd.*......      56,600        820,700
                                               ------------
  EDUCATIONAL SERVICES -- 3.1%
    Corinthian Colleges,
      Inc.*.....................      97,740      3,312,409
                                               ------------
  INTERNET SERVICES -- 0.4%
    Riverstone Networks,
      Inc.*.....................     126,363        395,516
                                               ------------
  MEDICAL & HEALTH SERVICES -- 2.6%
    Lifepoint Hospitals,
      Inc.*.....................      16,675        605,469
    Orthodontic Centers of
      America, Inc.*(a).........      94,400      2,175,920
                                               ------------
                                                  2,781,389
                                               ------------
  SANITARY SERVICES -- 2.2%
    Waste Connections, Inc.*....      76,825      2,400,013
                                               ------------
   TOTAL SERVICES...........................     15,251,680
                                               ------------
 TRANSPORTATION -- 0.8%
    Heartland Express, Inc.*....      34,325        821,397
                                               ------------
   TOTAL TRANSPORTATION.....................        821,397
                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP CORE SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
WHOLESALE & RETAIL TRADE -- 15.9%
  MISCELLANEOUS RETAIL STORES -- 8.5%
    Duane Reade, Inc.*(a).......      89,250   $  3,038,963
    Linens 'N Things, Inc.*.....      65,200      2,139,212
    O'Reilly Automotive,
      Inc.*.....................      80,000      2,204,800
    Steve Madden, Ltd.*.........      50,000        991,450
    Tommy Hilfiger Corp.*.......      53,025        759,318
                                               ------------
                                                  9,133,743
                                               ------------
  RETAIL-COOKWARE, HOME FURNISHINGS -- 1.8%
    Williams-Sonoma, Inc.*(a)...      62,000      1,900,920
                                               ------------
  RETAIL EATING & DRINKING PLACES -- 1.3%
    Applebees International,
      Inc.(a)...................      60,000      1,365,600
                                               ------------
  WHOLESALE-DRUGS -- 0.7%
    D&K Healthcare Resources,
      Inc.......................      21,575        760,735
                                               ------------
  WHOLESALE-GROCERIES & RELATED PRODUCTS -- 1.2%
    Green Mountain Coffee,
      Inc.*.....................      57,850      1,226,999
                                               ------------
  WHOLESALE-INDUSTRIAL SUPPLIES -- 0.4%
    Lawson Products, Inc........      15,000        462,150
                                               ------------
  WHOLESALE-SPORTING & RECREATION GOODS -- 2.0%
    SCP Pool Corp.*.............      78,450      2,177,772
                                               ------------
   TOTAL WHOLESALE & RETAIL TRADE...........     17,027,919
                                               ------------
   TOTAL COMMON STOCK (COST $92,537,061)....    104,636,744
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
SHORT-TERM INVESTMENTS -- 2.0%
    Temp Cash Fund - Dollar
      Series....................   2,168,527   $  2,168,527
                                               ------------
   TOTAL SHORT-TERM INVESTMENTS
     (COST $2,168,527)..........                  2,168,527
                                               ------------
TOTAL INVESTMENTS -- 99.9% (Cost
  $94,705,588)+.............................    106,805,271
                                               ------------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL
  FOR LOANED SECURITIES (See Note 5) --19.7%
  (COST $21,102,573)........................     21,102,573
                                               ------------
OTHER ASSETS AND LIABILITIES,
  NET -- (19.6%)............................    (20,954,526)
                                               ------------
NET ASSETS -- 100.0%........................   $106,953,318
                                               ============

*  Non-income producing security.
(a)Security partially or fully on loan (see Note 5).
+ The cost for Federal income tax purposes was $94,587,493. At June 30, 2002, net unrealized appreciation was $12,217,778. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $22,353,265, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $10,135,487.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2002
   (Showing Percentage of Total Value of Net Assets)

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
COMMON STOCK -- 95.0%
AUSTRALIA -- 3.1%
      BHP Billiton, Ltd. (Metals-Non
        Ferrous)....................  110,298   $   637,761
      Brambles Industries, Ltd.
        (Industrial)................   26,200       138,844
      MIM Holdings Ltd. (Metals &
        Mining).....................   92,200        67,286
      News Corp., Ltd., ADR
        (Broadcasting &
        Publishing).................   10,336       237,005
      Westpac Banking Corp., Ltd.
        (Banking)...................   70,000       638,171
      WMC, Ltd. (Diversified-
        Minerals)...................   37,173       189,690
                                                -----------
   TOTAL AUSTRALIA...........................     1,908,757
                                                -----------
 BELGIUM -- 1.1%
      Groupe Bruxelles Lambert SA
        (Diversified-Industrial
        Products)...................    2,300       120,165
      Interbrew (Beverages).........   12,700       364,620
      KBC Bancassurance Holding
        (Banks).....................    4,294       173,663
                                                -----------
   TOTAL BELGIUM.............................       658,448
                                                -----------
 BRAZIL -- 0.3%
      Companhia Vale do Rio Doce
        (CVRD), ADR* (Diversified-
        Minerals)...................    6,340       175,428
      Companhia Vale do Rio Doce*
        (Metals-Non Ferrous)........    3,200             0
                                                -----------
   TOTAL BRAZIL..............................       175,428
                                                -----------
 CANADA -- 2.0%
      Alcan, Inc., ADR (Aluminum)...    2,650        99,428
      Brascan Corp. -- Class A
        (Diversified-Industrial &
        Financial Services).........    5,810       133,666
      Canadian National Railway Co.
        (Transportation-Road &
        Rail).......................    5,458       282,724
      Canadian Natural Resources,
        Ltd. (Crude Petroleum &
        Natural Gas)................    4,057       137,431
      National Bank of Canada
        (Banking)...................    5,030       100,210
      Power Financial Corp.
        (Insurance-Life & Health)...    3,720        96,859
      Royal Bank of Canada
        (Banking)...................    9,498       327,864
      Talisman Energy, Inc. (Oil &
        Gas Operations).............    1,330        59,684
                                                -----------
   TOTAL CANADA..............................     1,237,866
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
 DENMARK -- 0.3%
      Group 4 Falck A/S
        (Services)..................    2,300   $    79,503
      TDC A/S
        (Telecommunications)........    3,140        86,832
                                                -----------
   TOTAL DENMARK.............................       166,335
                                                -----------
 FINLAND -- 1.2%
      Nokia Oyj, ADR
        (Telecommunications)........   14,200       205,616
      Stora Enso Oyj -- Class R
        (Forest Products & Paper)...   17,920       251,138
      UPM-Kymmene Oyj (Forest
        Products & Paper)...........    6,712       264,230
                                                -----------
   TOTAL FINLAND.............................       720,984
                                                -----------
 FRANCE -- 15.0%
      Arcelor* (Metals-Steel).......    7,564       107,350
      Autoroutes du Sud de la France
        (ASF)* (Transportation
        Services)...................    9,720       263,992
      Aventis SA (Health & Personal
        Care).......................   13,239       938,143
      Axa (Insurance)...............   34,932       638,935
      BNP Paribas SA (Banking)......   16,269       899,790
      CGIP -- CW03 Cap Gemini*
        (Metal Products)............    1,680            50
      Credit Lyonnais SA
        (Banking)...................    6,533       280,024
      Dassault Systemes SA
        (Computers).................      281        12,835
      Groupe Danone (Food and
        Beverage)...................    2,493       342,731
      L'Air Liquide SA
        (Industrial)................    1,007       154,930
      Lafarge SA (Building Materials
        & Components)...............    7,996       797,602
      Pechiney SA (Metal
        Fabricating)................    3,313       151,330
      PSA Peugeot Citroen
        (Manufacturing).............    2,833       147,032
      Publicis Groupe SA
        (Advertising)...............    4,440       122,562
      Sanofi-Synthelabo SA (Drugs &
        Pharmaceuticals)............    9,597       583,859
      Schneider Electric SA
        (Electronics)...............   11,428       614,554
      Suez SA (Business & Public
        Services)...................   31,756       846,802
      Total Fina Elf SA (Petroleum
        Refining)...................   13,605     2,208,984
      Vivendi Universal SA
        (Commercial Services).......    6,000       129,655
                                                -----------
   TOTAL FRANCE..............................     9,241,160
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
GERMANY -- 6.1%
      Allianz AG (Insurance)........      946   $   191,016
      Altana AG (Pharmaceutical
        Preparations)...............    2,460       133,480
      BASF AG (Chemicals)...........   15,307       712,794
      Bayer AG (Medical Chemicals &
        Botanical Products).........    6,123       196,233
      Bayerische Hypo-und
        Vereinsbank AG (Banking)....    3,362       109,573
      Bayerische Motoren Werke (BMW)
        AG (Automobiles)............    5,486       222,739
      Deutsche Boerse AG (Financial
        Services)...................    2,260        96,201
      Deutsche Lufthansa AG
        (Transportation-Airlines)...    8,720       124,014
      Deutsche Telekom AG
        (Telecommunications)........   11,267       105,712
      E.On AG (Electric Companies &
        Systems)....................    6,580       381,791
      Metro AG (Retail-Department
        Stores).....................    8,880       273,189
      Muenchener Rueckversicherungs-
        Gesellschaft AG (Financial
        Services)...................    1,717       406,980
      SAP AG (Business & Public
        Services)...................    5,069       496,872
      Schering AG (Pharmaceutical
        Preparations)...............    2,510       158,107
      Siemens AG
        (Diversified-Industrial &
        Consumer Products)..........    2,488       149,349
                                                -----------
   TOTAL GERMANY.............................     3,758,050
                                                -----------
 HONG KONG -- 1.0%
      Beijing Datang Power
        Generation Co., Ltd.
        (Electrical Machninery,
        Equipment & Supply).........  202,200        90,086
      China Resources Enterprise,
        Ltd. (Diversified-Industrial
        & Consumer Products)........   54,908        64,414
      China Unicom, Ltd., ADR*
        (Telecommunications)........   58,000       446,600
                                                -----------
   TOTAL HONG KONG...........................       601,100
                                                -----------
 IRELAND -- 1.1%
      Allied Irish Banks PLC
        (Banking)...................   12,840       170,561
      Bank of Ireland (Banking).....   43,154       536,159
                                                -----------
   TOTAL IRELAND.............................       706,720
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
 ISRAEL -- 0.4%
      Check Point Software
        Technologies Ltd., ADR*
        (Internet Services).........   10,000   $   135,600
      Teva Pharmaceutical Industries
        Ltd., ADR (Pharmaceutical
        Preparations)...............    1,548       103,375
                                                -----------
   TOTAL ISRAEL..............................       238,975
                                                -----------
 ITALY -- 4.2%
      ENI SPA (Energy Sources)......   54,967       874,017
      Italgas SPA (Natural Gas
        Distribution)...............   66,000       733,312
      Riunione Adriatica di Sicurta
        (RAS) SPA (Insurance).......   35,350       474,462
      Telecom Italia SPA
        (Telecommunications)........   25,200       197,363
      Telecom Italia SPA-RNC
        (Telecommunications)........   26,700       141,605
      UniCredito Italiano SPA
        (Banking)...................   43,200       195,407
                                                -----------
   TOTAL ITALY...............................     2,616,166
                                                -----------
 JAPAN -- 14.7%
      Asahi Glass Co., Ltd (Building
        Materials & Components).....   26,800       171,502
      Bridgestone Corp. (Tire &
        Rubber).....................   14,000       192,731
      Canon, Inc (Data Processing &
        Reproduction)...............   27,738     1,048,367
      East Japan Railway Co., Ltd.
        (Transportation-Road &
        Rail).......................       10        46,806
      Fujitsu, Ltd. (Computer
        Communications Equipment)...   28,000       195,301
      Honda Motor Co., Ltd.
        (Automobiles)...............   11,665       473,000
      Ito-Yokado Co., Ltd.
        (Miscellaneous Retail
        Stores).....................    6,330       316,880
      Kyocera Corp. (Electronic
        Components).................    1,360        99,286
      Matsushita Electric Industrial
        Co., Ltd. (Appliances &
        Household Durables).........   18,000       245,544
      Mitsubishi Corp. (Diversified-
        Business & Consumer
        Services)...................   44,146       319,338
      Mitsui & Co., Ltd.
        (Diversified-Business &
        Consumer Services)..........   33,000       220,815
      Mitsui Fudosan Co., Ltd. (Real
        Estate).....................   22,000       194,567
      Nintendo Co., Ltd.
        (Recreation, Other Consumer
        Goods)......................    4,900       721,574
      Nippon Unipac Holding (Paper &
        Paper Products).............       18       111,434

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Nippon Yusen Kabushiki Kaisha
        (Transportation)............   40,700   $   140,244
      Nissan Motor Co., Ltd.
        (Automobiles)...............   84,590       585,783
      Nomura Holdings, Inc.
        (Security & Commodity
        Brokers, Dealers &
        Services)...................   33,090       485,903
      Promise Co., Ltd. (Financial
        Services)...................    4,000       201,575
      Sankyo Co., Ltd.
        (Pharmaceutical
        Preparations)...............   10,000       135,996
      Sega Corp.* (Recreation, Other
        Consumer Goods).............   14,277       343,059
      Sharp Corp. (Electronic
        Technology).................   10,000       126,986
      Shin-Etsu Chemical Co., Ltd.
        (Chemicals).................    3,300       141,795
      Shiseido Co., Ltd. (Cosmetics
        and Toiletries).............    8,400       111,994
      Sony Corp. (Electrical &
        Electronics)................   13,600       718,262
      Sumitomo Chemical Co., Ltd.
        (Chemicals).................   13,600        61,841
      Sumitomo Mitsui Banking Corp.
        (Banks).....................   28,000       136,664
      Takeda Chemical Industries,
        Ltd. (Pharmaceutical
        Preparations)...............   15,593       684,314
      Tokyo Gas Co., Ltd.* (Gas
        Companies & Systems)........   37,000       102,798
      Toppan Printing Co., Ltd.
        (Commercial Printing).......   16,300       169,452
      Toyota Motor Corp.
        (Automobiles)...............   10,900       289,197
      Yamada Denki Co., Ltd.
        (Electrical &
        Electronics)................      600        52,563
      Yamanouchi Pharmaceutical Co.,
        Ltd. (Pharmaceutical
        Preparations)...............    8,850       229,638
                                                -----------
   TOTAL JAPAN...............................     9,075,209
                                                -----------
 KOREA -- 3.7%
      Hyundai Motor Co., Ltd.
        (Automobiles)...............    1,790        53,791
      Hyundai Motor Co., Ltd., GDR
        (Automobiles)...............    5,800        86,188
      Kookmin Bank (Banking)........    6,500       315,555
      Kookmin Bank, ADR*
        (Banking)...................    3,435       168,830
      KT Corp., ADR
        (Telecommunications)........    6,672       144,449
      POSCO (Metals-Steel)..........      900        99,879
      POSCO, ADR (Metals-Steel).....    4,800       130,896

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Samsung Electronics Co., Ltd.
        (Electronics)...............    1,320   $   361,009
      Samsung Electronics Co., Ltd.,
        GDR (Electrical &
        Electronics)................    2,184       299,863
      Shinhan Financial Group Co.,
        Ltd., GDR (Banking).........    2,535        69,712
      SK Telecom Co., Ltd., ADR
        (Telecommunications)........   22,240       551,330
                                                -----------
   TOTAL KOREA...............................     2,281,502
                                                -----------
 MEXICO -- 1.2%
      America Movil SA de CV, ADR
        (Series L)
        (Telecommunications)........    6,000        80,400
      Cemex SA de CV, ADR (Building
        Materials)..................    5,336       140,670
      Grupo Financiero BBVA
        Bancomer, SA de CV*
        (Financial Services)........  153,200       125,244
      Grupo Televisa SA, GDR*
        (Broadcast Media)...........    3,051       114,047
      Kimberly-Clark de Mexico, SA
        de CV (Paper & Paper
        Products)...................  100,000       266,474
                                                -----------
   TOTAL MEXICO..............................       726,835
                                                -----------
 NETHERLANDS -- 7.7%
      ABN AMRO Holding NV
        (Banking)...................   13,490       245,011
      ASML Holding NV*
        (Semiconductors)............    5,400        85,491
      Buhrmann NV (Data Processing &
        Reproduction)...............    9,208        84,938
      DSM NV (Chemicals)............    8,740       405,610
      Fortis Group (Financial
        Services)...................   13,249       282,375
      Gucci Group NV, ADR (Textiles
        & Apparel)..................    2,800       264,908
      Heineken NV (Beverages).......    2,000        87,780
      ING Groep NV (Financial
        Services)...................   13,674       351,124
      Koninklijke Ahold NV (Retail
        Drug Stores)................   25,930       545,474
      Koninklijke (Royal) Philips
        Electronics NV
        (Electronics)...............    7,508       209,625
      Reed Elsevier NV (Printing &
        Publishing).................   11,100       151,285
      TPG NV (Transportation
        Services)...................   16,490       372,459
      Unilever NV (Food & Household
        Products)...................    9,179       601,037
      Van der Moolen Holding NV
        (Financial Services)........    3,865        81,688

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      VNU NV (Printing &
        Publishing).................   18,614   $   517,316
      Wolters Kluwer NV (Printing &
        Publishing).................   24,594       466,847
                                                -----------
   TOTAL NETHERLANDS.........................     4,752,968
                                                -----------
 NORWAY -- 0.4%
      Gjensidige NOR Sparebank
        (Banking)...................    2,860       105,954
      Statoil ASA (Oil & Gas-
        Exploration & Production)...   13,582       121,267
                                                -----------
   TOTAL NORWAY..............................       227,221
                                                -----------
 PORTUGAL -- 0.4%
      Brisa Auto Estradas de
        Portugal SA
        (Transportation-Road &
        Rail).......................   41,534       233,814
                                                -----------
   TOTAL PORTUGAL............................       233,814
                                                -----------
 SINGAPORE -- 0.1%
      Flextronics International,
        Ltd.* (Electric & Electronic
        Machinery, Equip)...........    5,147        36,698
                                                -----------
   TOTAL SINGAPORE...........................        36,698
                                                -----------
 SPAIN -- 2.3%
      Actividades De Construction Y
        Servicios SA (Construction &
        Housing)....................   11,000       354,162
      Banco Bilbao Vizcaya
        Argentaria, SA* (Banking)...   22,600       255,568
      Banco Popular Espanol SA
        (Banking)...................    6,800       300,669
      Industria de Diseno Textil SA*
        (Retail Apparel & Accessory
        Stores).....................   11,100       234,381
      Telefonica SA*
        (Telecommunications)........   34,843       292,500
                                                -----------
   TOTAL SPAIN...............................     1,437,280
                                                -----------
 SWEDEN -- 0.8%
      Assa Abloy AB* (Metal
        Products)...................    6,400        90,183
      Atlas Copco AB (Machinery &
        Heavy Equipment)............    3,950        94,558
      Ericsson LM -- Class B
        (Telecommunications
        Equipment)..................   55,000        83,187
      Nordea AB (Banking)...........   29,025       157,913
      Sandvik AB (Machine Tools)....    4,070       101,637
                                                -----------
   TOTAL SWEDEN..............................       527,478
                                                -----------
 SWITZERLAND -- 7.5%
      Adecco SA (Human Resources)...    3,973       236,007
      Converium Holding AG*
        (Insurance).................    4,019       207,681

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Credit Suisse Group
        (Registered)* (Savings,
        Credit & Other Financial
        Institutions)...............    7,240   $   229,876
      Holcim Ltd. (Building
        Materials)..................      577       132,410
      Nestle SA (Registered) (Food &
        Household Products).........    5,327     1,242,125
      Novartis AG (Registered)
        (Pharmaceutical
        Preparations)...............   25,595     1,125,688
      Swiss Re (Insurance)..........    7,100       694,184
      Syngenta AG
        (Chemicals-Specialty).......    3,216       193,308
      UBS AG* (Banking).............   11,515       579,174
                                                -----------
   TOTAL SWITZERLAND.........................     4,640,453
                                                -----------
 TAIWAN -- 1.1%
      Taiwan Semiconductor
        Manufacturing Co., Ltd., ADR
        (Semiconductors)............   19,586       254,617
      United Microelectronics Corp.,
        ADR (Semiconductors)........   59,077       434,216
                                                -----------
   TOTAL TAIWAN..............................       688,833
                                                -----------
 UNITED KINGDOM -- 19.3%
      Abbey National PLC (Financial
        Services)...................    6,667        78,456
      Allied Domecq PLC
        (Beverages).................   28,850       189,210
      Anglo American PLC
        (Diversified-Minerals)......    4,800        79,826
      BAA PLC (Transportation-
        Airlines)...................   20,327       185,599
      BAE Systems PLC (Aerospace &
        Defense)....................   35,576       181,668
      Barclays PLC (Banking)........   63,260       532,285
      BHP Billiton PLC
        (Metals-Steel)..............   19,431       105,888
      BP PLC (Petroleum Refining)...  144,953     1,217,461
      Brambles Industries PLC
        (Industrial)................   42,705       213,678
      British Sky Broadcasting Group
        PLC* (Broadcast Media)......   23,221       222,642
      Centrica PLC (Energy Equipment
        & Services).................   60,473       187,126
      CGNU PLC (Insurance)..........   35,163       282,738
      Compass Group PLC (Misc. Food
        Preparations & Kindred
        Products)...................   19,953       121,051
      Diageo PLC (Food and
        Beverage)...................   70,975       921,767
      Exel PLC (Transportation
        Services)...................   13,265       168,939

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      GlaxoSmithKline PLC (Health &
        Personal Care)..............   52,697   $ 1,139,038
      Hilton Group PLC (Hotels).....   26,300        91,505
      Matalan PLC (Retail Apparel &
        Accessory Stores)...........   25,300       120,324
      National Grid Group PLC
        (Electric Utilities)........   18,661       132,555
      Reckitt Benckiser PLC (Food &
        Household Products).........   10,745       192,779
      Reed Elsevier PLC (Printing &
        Publishing).................   14,436       137,202
      Rio Tinto PLC (Metals-Non
        Ferrous)....................    6,710       123,045
      Royal Bank of Scotland Group
        PLC (Banking)...............   47,575     1,348,864
      Safeway PLC (Retail Food
        Stores).....................   41,037       176,245
      Scottish & Southern Energy PLC
        (Electric Companies &
        Systems)....................   34,678       343,064
      Shell Transport & Trading Co.
        PLC (Petroleum Refining)....  146,805     1,107,700
      Six Continents PLC
        (Diversified-Industrial &
        Consumer Products)..........    6,248        63,477
      Standard Chartered PLC
        (Banks).....................   10,302       109,925
      Tesco PLC (Retail Food
        Stores).....................   78,039       283,711
      United Business Media PLC
        (Printing & Publishing).....   13,406        88,892

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      United Utilities PLC
        (Distributions-Food &
        Health).....................   39,200   $   365,093
      Vodafone Group PLC
        (Telecommunications
        Equipment)..................  880,532     1,207,992
      WPP Group PLC (Services-
        Advertising)................   23,997       202,648
                                                -----------
   TOTAL UNITED KINGDOM......................    11,922,393
                                                -----------
   TOTAL COMMON STOCK (COST $59,521,343).....    58,580,673
                                                -----------
PREFERRED STOCK -- 0.3%
 GERMANY -- 0.3%
      Henkel KGaA (Soap: Cleaners &
        Toilet Goods)...............    3,200       223,440
                                                -----------
   TOTAL GERMANY.............................       223,440
                                                -----------
   TOTAL PREFERRED STOCK
     (COST $215,915).........................       223,440
                                                -----------
TOTAL INVESTMENTS -- 95.3%
  (Cost $59,737,258)+........................    58,804,113
OTHER ASSETS AND LIABILITIES, NET -- 4.7%....     2,890,897
                                                -----------
NET ASSETS -- 100.0%.........................   $61,695,010
                                                ===========

ADR - American Depository Receipt
GDR - Global Depository Receipt
* Non-income producing security.
+ The cost for federal income tax purposes was $61,403,898. At June 30, 2002, net unrealized depreciation was $2,599,785. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $4,656,023, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $7,255,808.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP VALUE SERIES
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                  Value
                                    Shares       (Note 2)
                                   ---------   ------------
COMMON STOCK -- 97.9%
AEROSPACE & DEFENSE -- 5.5%
  AEROSPACE -- 5.5%
    General Dynamics Corp. ......     11,700   $  1,244,295
    Honeywell International,
      Inc. ......................     56,400      1,986,972
                                               ------------
   TOTAL AEROSPACE & DEFENSE................      3,231,267
                                               ------------
 COMMUNICATION & BROADCASTING -- 12.1%
    AOL Time Warner, Inc.*.......     96,000      1,412,160
    AT & T Wireless Services,
      Inc.*(a)...................    105,654        618,076
    Cablevision Systems New York
      Group -- Class A*(a).......     81,500        770,990
    News Corp., Ltd.,
      ADR -- Class A.............     71,200      1,406,200
    Nextel Communications,
      Inc.*......................    125,100        401,571
    Verizon Communications,
      Inc. ......................     31,800      1,276,770
    Viacom, Inc. -- Class
      B*(a)......................     28,400      1,260,108
                                               ------------
   TOTAL COMMUNICATION & BROADCASTING.......      7,145,875
                                               ------------
 ELECTRIC, GAS & WATER UTILITIES -- 3.9%
    Constellation Energy Group,
      Inc. ......................     33,400        979,956
    Exelon Corp. ................     25,100      1,312,730
                                               ------------
   TOTAL ELECTRIC, GAS & WATER UTILITIES....      2,292,686
                                               ------------
 FINANCE & INSURANCE -- 27.6%
  FINANCIAL SERVICES -- 2.7%
    Citigroup, Inc. .............     41,642      1,613,628
                                               ------------
  INSURANCE CARRIERS -- 12.1%
    Allmerica Financial Corp. ...     27,000      1,247,400
    American International Group,
      Inc. ......................     14,900      1,016,627
    AON Corp. ...................     56,000      1,650,880
    Everest Re Group, Ltd. ......     31,200      1,745,640
    Hartford Financial Services
      Group, Inc. ...............     25,000      1,486,750
                                               ------------
                                                  7,147,297
                                               ------------
  SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 6.8%
    Fannie Mae...................     11,900        877,625
    Freddie Mac..................     16,000        979,200
    Washington Mutual, Inc. .....     57,000      2,115,270
                                               ------------
                                                  3,972,095
                                               ------------
  SECURITY & COMMODITY BROKERS, DEALERS & SERVICES -- 3.0%
    Merrill Lynch & Co.,
      Inc.(a)....................     23,400        947,700
    Morgan Stanley...............     18,300        788,364
                                               ------------
                                                  1,736,064
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                   ---------   ------------
  STATE AND NATIONAL BANKS -- 3.0%
    PNC Financial Services
      Group......................     34,300   $  1,793,204
                                               ------------
   TOTAL FINANCE & INSURANCE................     16,262,288
                                               ------------
 MANUFACTURING -- 21.6%
  BUILDING MATERIALS AND COMPONENTS -- 1.4%
    Royal Group Technologies,
      Ltd.*......................     40,400        846,784
                                               ------------
  CHEMICAL & ALLIED PRODUCTS -- 3.2%
    Dow Chemical Co.(a)..........     55,100      1,894,338
                                               ------------
  CONSUMER PRODUCTS -- 2.5%
    Avon Products, Inc. .........     28,100      1,467,944
                                               ------------
  DIVERSIFIEDS MANUFACTURING INDUSTRIES -- 1.7%
    Tyco International,
      Ltd.(a)....................     72,400        978,124
                                               ------------
  FOOD & BEVERAGE -- 2.5%
    Kraft Foods, Inc. -- Class
      A..........................     35,400      1,449,630
                                               ------------
  MEDICAL & DENTAL SUPPLIES -- 2.2%
    Becton, Dickinson, & Co. ....     37,600      1,295,320
                                               ------------
  PHARMACEUTICAL PREPARATIONS -- 3.9%
    Bristol-Myers Squibb Co. ....     45,600      1,171,920
    Schering-Plough Corp. .......     45,800      1,126,680
                                               ------------
                                                  2,298,600
                                               ------------
  SEMICONDUCTORS -- 2.2%
    LSI Logic Corp.*.............     56,500        494,375
    Texas Instruments, Inc.(a)...     34,900        827,130
                                               ------------
                                                  1,321,505
                                               ------------
  TOBACCO -- 2.0%
    Philip Morris Cos., Inc. ....     26,300      1,148,784
                                               ------------
   TOTAL MANUFACTURING......................     12,701,029
                                               ------------
 OIL & GAS -- 10.6%
  OIL & GAS -- 8.1%
    ChevronTexaco Corp.(a).......     17,300      1,531,050
    El Paso Corp.(a).............     91,861      1,893,255
    Halliburton Co.(a)...........     83,200      1,326,208
                                               ------------
                                                  4,750,513
                                               ------------
  OIL & GAS EXPLORATION -- 2.5%
    EnCana Corp. ................     48,420      1,481,652
                                               ------------
   TOTAL OIL & GAS..........................      6,232,165
                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP VALUE SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued

                                                  Value
                                    Shares       (Note 2)
                                   ---------   ------------
SERVICES -- 6.2%
  BUSINESS SERVICES -- 4.2%
    Accenture Ltd.*(a)...........     33,800   $    642,200
    Cendant Corp.*(a)............    114,700      1,821,436
                                               ------------
                                                  2,463,636
                                               ------------
  PRINTING & PUBLISHING -- 2.0%
    McGraw-Hill Cos., Inc. ......     19,900      1,188,030
                                               ------------
   TOTAL SERVICES...........................      3,651,666
                                               ------------
 TECHNOLOGY -- 6.3%
  COMPUTERS & OFFICE EQUIPMENT -- 1.3%
    Hewlett-Packard Co. .........     51,700        789,976
                                               ------------
  COMPUTER SOFTWARE -- 2.1%
    Computer Associates
      International, Inc. .......     76,500      1,215,585
                                               ------------
  TELECOMMUNICATIONS EQUIPMENT -- 2.9%
    Motorola, Inc. ..............    116,900      1,685,698
                                               ------------
   TOTAL TECHNOLOGY.........................      3,691,259
                                               ------------
 TRANSPORTATION -- 3.0%
  AIR TRANSPORTATION -- 1.0%
    Continental Airlines, Inc. --
      Class B*...................     37,000        583,860
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                   ---------   ------------
  RAILROAD -- 2.0%
    Union Pacific Corp.(a).......     19,100   $  1,208,648
                                               ------------
   TOTAL TRANSPORTATION.....................      1,792,508
                                               ------------
 WHOLESALE & RETAIL TRADE -- 1.1%
    AutoNation, Inc.*............     46,000        667,000
                                               ------------
   TOTAL WHOLESALE & RETAIL TRADE...........        667,000
                                               ------------
   TOTAL COMMON STOCK (COST $65,928,845)....     57,667,743
                                               ------------
SHORT-TERM INVESTMENTS -- 3.4%
    Temp Cash Fund - Dollar
      Series.....................  2,006,931      2,006,931
                                               ------------
   TOTAL SHORT-TERM INVESTMENTS
     (COST $2,006,931)......................      2,006,931
                                               ------------
TOTAL INVESTMENTS -- 101.3% (COST
  $67,935,776)+.............................     59,674,674
                                               ------------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL
  FOR LOANED SECURITIES (see Note 5) --21.1%
  (COST $12,454,581)........................     12,454,581
                                               ------------
OTHER ASSETS AND LIABILITIES, NET --
  (22.4%)...................................    (13,217,879)
                                               ------------
NET ASSETS -- 100%..........................   $ 58,911,376
                                               ============

ADR - American Depository Receipt
*   Non-income producing security.
(a) Security partially or fully on loan (see Note 5).
(+) The cost for Federal income tax purposes was $68,682,532. At June 30, 2002, net unrealized depreciation was $9,007,858. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $3,957,179, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $12,965,037.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2002

                                       WT Large Cap                                International    Large Cap
                                          Growth       Large Cap     Small Cap     Multi-Manager      Value
                                          Series      Core Series   Core Series       Series          Series
                                       ------------   -----------   ------------   -------------   ------------
ASSETS:
Investment in securities, at
  value*.............................  $77,229,415    $80,409,022   $106,805,271    $58,804,113    $ 59,674,674
Securities lending collateral........           --      8,588,576     21,102,573             --      12,454,581
Cash.................................    1,766,543             --             --      1,995,236              --
Receivable for contributions.........      135,992         65,993        140,060         45,067          60,633
Receivable for investments sold......           --        380,427        204,688        902,048         341,541
Dividends and interest receivable....       51,662        124,682         73,661        323,394          90,001
                                       -----------    -----------   ------------    -----------    ------------
Total assets.........................   79,183,612     89,568,700    128,326,253     62,069,858      72,621,430
                                       -----------    -----------   ------------    -----------    ------------
LIABILITIES:
Obligation to return securities
  lending collateral.................           --      8,588,576     21,102,573             --      12,454,581
Payable for withdrawals..............       95,712              4        202,510         68,700         159,304
Payable for investments purchased....    2,094,611             --             --        221,765       1,060,681
Net unrealized depreciation on
  forward foreign currency exchange
  contracts..........................           --             --             --            259              --
Accrued advisory fee.................       34,139         44,669         53,720         32,610          27,987
Other accrued expenses...............       10,656         11,320         14,132         51,514           7,501
                                       -----------    -----------   ------------    -----------    ------------
Total liabilities....................    2,235,118      8,644,569     21,372,935        374,848      13,710,054
                                       -----------    -----------   ------------    -----------    ------------
NET ASSETS ..........................  $76,948,494    $80,924,131   $106,953,318    $61,695,010    $ 58,911,376
                                       ===========    ===========   ============    ===========    ============
*Investments at cost.................  $99,814,706    $85,855,921   $ 94,705,588    $59,737,258    $ 67,935,776

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2002

                                      WT Large Cap                                 International    Large Cap
                                         Growth       Large Cap      Small Cap     Multi-Manager      Value
                                         Series      Core Series    Core Series       Series          Series
                                      ------------   ------------   ------------   -------------   ------------
INVESTMENT INCOME:
  Dividends.........................  $   813,586    $  1,301,008   $    850,764   $  1,112,320    $  1,087,739
  Interest..........................      107,936          70,592        166,628         50,141          78,986
  Securities lending................           --          71,165         94,712             --          59,671
  Foreign tax withheld..............         (146)         (9,170)            --       (116,828)         (4,104)
                                      ------------   ------------   ------------   ------------    ------------
  Total investment income...........      921,376       1,433,595      1,112,104      1,045,633       1,222,292
                                      ------------   ------------   ------------   ------------    ------------
EXPENSES:
  Advisory fees.....................      628,823         698,806        770,570        432,164         425,733
  Administration and accounting
    fees............................      114,332          99,830        128,428         66,487          77,406
  Custody fees......................       18,993          13,593         22,484        157,792          17,192
  Trustees' fees....................        3,553           3,017          3,311          3,312           3,270
  Professional fees.................       17,688          17,088         18,446         17,047          23,203
  Other.............................        8,414           7,347         11,706         33,982           6,078
                                      ------------   ------------   ------------   ------------    ------------
    Total expenses before fee
       waivers......................      791,803         839,681        954,945        710,784         552,882
    Fees waived.....................           --         (41,238)            --             --              --
                                      ------------   ------------   ------------   ------------    ------------
       Total expenses, net..........      791,803         798,443        954,945        710,784         552,882
                                      ------------   ------------   ------------   ------------    ------------
  Net investment income.............      129,573         635,152        157,159        334,849         669,410
                                      ------------   ------------   ------------   ------------    ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY:
  Net realized loss on investments
    and foreign currency............  (48,278,013)       (114,715)    (7,552,387)   (12,678,443)       (751,544)
  Net realized loss from options
    written.........................           --              --             --             --         (61,303)
  Change in unrealized appreciation
    (depreciation) on investments
    and foreign currency............    6,992,616     (25,362,820)    (8,601,821)     2,580,404     (19,184,514)
                                      ------------   ------------   ------------   ------------    ------------
  Net loss on investments and
    foreign currency................  (41,285,397)    (25,477,535)   (16,154,208)   (10,098,039)    (19,997,361)
                                      ------------   ------------   ------------   ------------    ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...................  $(41,155,824)  $(24,842,383)  $(15,997,049)  $ (9,763,190)   $(19,327,951)
                                      ============   ============   ============   ============    ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                         WT Large Cap                                 International    Large Cap
                                            Growth       Large Cap      Small Cap     Multi-Manager      Value
                                            Series      Core Series    Core Series       Series          Series
                                         ------------   ------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................  $   129,573    $    635,152   $    157,159   $    334,849    $    669,410
  Net realized loss on investments and
    foreign currency...................  (48,278,013)       (114,715)    (7,552,387)   (12,678,443)       (751,544)
  Net realized loss from options
    written............................           --              --             --             --         (61,303)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency...................    6,992,616     (25,362,820)    (8,601,821)     2,580,404     (19,184,514)
                                         ------------   ------------   ------------   -------------   ------------
Net decrease in net assets
  resulting from operations............  (41,155,824)    (24,842,383)   (15,997,049)    (9,763,190)    (19,327,951)
                                         ------------   ------------   ------------   -------------   ------------
Transactions in beneficial interest:
  Contributions........................   51,580,986      24,509,133     53,660,401    142,765,798      21,419,469
  Withdrawals..........................  (91,848,648)    (26,915,718)   (66,964,094)  (147,833,630)    (33,321,953)
                                         ------------   ------------   ------------   -------------   ------------
Net decrease in net assets from
  transactions in beneficial
  interest.............................  (40,267,662)     (2,406,585)   (13,303,693)    (5,067,832)    (11,902,484)
                                         ------------   ------------   ------------   -------------   ------------
Total decrease in net assets...........  (81,423,486)    (27,248,968)   (29,300,742)   (14,831,022)    (31,230,435)
NET ASSETS:
  Beginning of year....................  158,371,980     108,173,099    136,254,060     76,526,032      90,141,811
                                         ------------   ------------   ------------   -------------   ------------
  End of year..........................  $76,948,494    $ 80,924,131   $106,953,318   $ 61,695,010    $ 58,911,376
                                         ============   ============   ============   =============   ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                         WT Large Cap                                  International    Large Cap
                                            Growth        Large Cap      Small Cap     Multi-Manager      Value
                                            Series       Core Series    Core Series       Series          Series
                                         -------------   ------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).........  $   (675,220)   $    454,588   $    246,572   $    490,973    $    822,390
  Net realized gain (loss) on
    investments and foreign currency...   (26,850,415)      1,895,943      7,759,003     (7,467,673)      3,330,183
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency...................   (76,620,463)    (29,542,789)   (13,336,501)   (18,052,229)      2,827,358
                                         -------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
  resulting from operations............  (104,146,098)    (27,192,258)    (5,330,926)   (25,028,929)      6,979,931
                                         -------------   ------------   ------------   ------------    ------------
Transactions in beneficial interest:
  Contributions........................    48,127,720      30,197,062     70,240,280     70,310,040      22,850,948
  Withdrawals..........................   (63,003,155)    (22,793,962)   (32,140,593)   (52,840,071)    (11,917,996)
                                         -------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
  from transactions in beneficial
  interest.............................   (14,875,435)      7,403,100     38,099,687     17,469,969      10,932,952
                                         -------------   ------------   ------------   ------------    ------------
Total increase (decrease) in net
  assets...............................  (119,021,533)    (19,789,158)    32,768,761     (7,558,960)     17,912,883
NET ASSETS:
  Beginning of year....................   277,393,513     127,962,257    103,485,299     84,084,992      72,228,928
                                         -------------   ------------   ------------   ------------    ------------
  End of year..........................  $158,371,980    $108,173,099   $136,254,060   $ 76,526,032    $ 90,141,811
                                         =============   ============   ============   ============    ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. WT Large Cap Growth Series, Large Cap Core Series, Small Cap Core Series, International Multi-Manager Series and Large Cap Value Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

  Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

  Foreign Currency Translations. The books and records of the International Multi-Manager Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, assets and liabilities at the daily rates of exchanges, and

  (ii) purchases and sales of equity investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

  The International Multi-Manager Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the International Multi-Manager Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

  Forward Foreign Currency Exchange Contracts. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Multi-Manager Series may enter into forward foreign currency exchange contracts. Additionally, from time to time the International Multi-Manager Series may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

  Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

  Investment Income Allocation. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

  Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Large Cap Core Series, Small Cap Core Series, and International Multi-Manager Series. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to the Large Cap Value Series. Roxbury Capital Management, LLC ("Roxbury") serves as investment adviser to the WT Large Cap Growth Series. For its services, each adviser receives a fee as follows:

                                                    % of Average Daily Net Assets
                                             -------------------------------------------
WT Large Cap Growth Series                   .55% up to $1 billion; .50% of next $1
                                             billion; and
                                             .45% in excess of $2 billion
Large Cap Core Series                        .70% up to $1 billion; .65% of next $1
                                             billion; and
                                             .60% in excess of $2 billion
Small Cap Core Series                        .60% up to $1 billion; .55% of next $1
                                             billion; and
                                             .50% in excess of $2 billion
International Multi-Manager Series           .65%
Large Cap Value Series                       .55% up to $1 billion; .50% of next $1
                                             billion; and
                                             .45% in excess of $2 billion

  Clemente Capital Inc., Deutsche Investment Management Americas, Inc., an indirect wholly-owned subsidiary of Deutsche Bank, (formerly, Zurich Scudder Investments Inc.), and Invista Capital Management LLC serve as sub-advisers to the International Multi-Manager Series. RSMC, not the Series, pays the sub-advisers from its advisory fee.

  RSMC has agreed to waive its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% of the average daily net assets of the Large Cap Core Series. This undertaking will remain in place until the Board of Trustees approves its termination.

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

  PFPC Inc., an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

  Wilmington Trust Company, an affiliate of RSMC, serves as custodian and PFPC Trust Company serves as sub-custodian to the WT Large Cap Growth, Large Cap Core, Small Cap Core and Large Cap Value Series. Deutsche Bank serves as custodian to the International Multi-Manager Series.

4. LINE OF CREDIT. Each Series, along with certain other series of the Trust, participates in a $15,000,000 Credit Agreement, which expires December 31, 2002. The Credit Agreement is to be used for temporary or emergency needs, including withdrawals from the Series. No amounts were outstanding at June 30, 2002. No commitment fees are imposed under the Credit Agreement.

5. SECURITIES LENDING AGREEMENT. Large Cap Core, Small Cap Core and Large Cap Value Series may lend their securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. Each Series records securities lending income net of such allocations.

  In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

  At June 30, 2002, the market value of securities on loan for the Large Cap Core, Small Cap Core and Large Cap Value Series was $8,481,499, $20,542,916, and $12,273,663, respectively, and the market value of the related

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

  collateral was $8,588,576, $21,102,573, and $12,454,581, respectively. The securities on loan were collateralized by the following:

                                                              Large Cap     Small Cap     Large Cap
                                                             Core Series   Core Series   Value Series
                                                             -----------   -----------   ------------
   Blackrock Institutional Money Market Trust, 1.99%
     due 7/1/2002..........................................  $5,407,740    $15,792,412   $ 6,363,900
   Bank Brussels TD, 2% due 7/1/2002.......................      39,417             --        57,914
   Bear Sterns FRN, 1.93% due 1/15/2003....................          --             --     1,661,689
   Bear Sterns FRN, 1.90% due 1/16/2003....................          --        623,457            --
   American Express FRN, 2.07% due 11/14/2002..............     426,147             --       174,489
   Chase Manhattan Bank TD, 1.625% due 7/1/2002............          --        211,520        67,615
   Goldman Sachs Repo, 1.87% due 7/1/2002..................     121,853        181,098       216,291
   Morgan Stanley FRN, 2.0175% due 10/15/2002..............   1,919,836      3,525,302     3,912,683
   National City FRN, 1.695% due 3/5/2003..................     673,583             --            --
   Wieth Discount CP, 1.86% due 7/22/2002..................          --        768,784            --
                                                             ----------    -----------   -----------
                                                             $8,588,576    $21,102,573   $12,454,581
                                                             ==========    ===========   ===========

6. INVESTMENT SECURITIES. During the fiscal year ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                                International
                                    WT Large Cap     Large Cap     Small Cap    Multi-Manager    Large Cap
                                    Growth Series   Core Series   Core Series      Series       Value Series
                                    -------------   -----------   -----------   -------------   ------------
    Purchases.....................  $ 81,384,807    $65,464,641   $53,770,605    $56,399,592    $73,728,062
    Sales.........................   116,795,173     68,377,194    58,909,286     59,986,470     80,668,660

7. OPTIONS. Options normally entitle the holder to purchase specified securities at a predetermined price during a specific period. The writer of an option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument or, in the case of an index option, a notional index amount at a specified price within a specified period of time. Certain options, including options on indexes, will require cash settlement by the Series if the option is exercised.

  Transactions in written options for the year ended June 30, 2002, were as follows:

  Large Cap Value: Written Options

                                                                 Amount of   Number of
                                                                 Premiums    Contracts
                                                                 ---------   ---------
   Outstanding at 6/30/01......................................  $     --         --
   Options written.............................................   134,895        500
   Options expired.............................................   (13,299)      (100)
   Options exercised...........................................   (55,048)      (150)
   Options closed..............................................   (66,548)      (250)
                                                                 --------      -----
   Outstanding at 6/30/02......................................  $     --         --
                                                                 ========      =====

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

7. FINANCIAL HIGHLIGHTS

                                                                                            For the Period
                                                           For the Fiscal Years Ended     November 1, 1999(1)
                                                          -----------------------------         through
                                                          June 30, 2002   June 30, 2001      June 30, 2000
                                                          -------------   -------------   -------------------
  WT LARGE CAP GROWTH SERIES
  Total Return..........................................     (31.32)%        (39.35)%            28.40%**
  Ratios to Average Net Assets:
    Expenses............................................       0.69%           0.69%              0.67%*
    Net investment income (loss)........................       0.11%          (0.31)%            (0.47)%*
  Portfolio Turnover Rate...............................         75%             78%                88%

                                                            For the Fiscal Years Ended June 30,
                                                            ------------------------------------
                                                             2002     2001    2000   1999   1998
                                                            ------   ------   ----   ----   ----
  LARGE CAP CORE SERIES
  Total Return...........................................   (22.66)% (21.50)% 8.53%   N/A    N/A
  Ratios to Average Net Assets:
    Expenses:
       Including expense limitations.....................     0.80%    0.80%  0.80%  0.74%  0.74%
       Excluding expense limitations.....................     0.84%    0.86%  0.84%  0.85%  0.87%
    Net investment income................................     0.64%    0.39%  0.40%  0.70%  0.87%
  Portfolio Turnover Rate................................       68%      72%    12%     5%    93%

                                                                                            For the Period
                                                           For the Fiscal Years Ended     November 1, 1999(1)
                                                          -----------------------------         through
                                                          June 30, 2002   June 30, 2001      June 30, 2000
                                                          -------------   -------------   -------------------
  SMALL CAP CORE SERIES
  Total Return..........................................     (13.28)%         (6.81)%            37.30%**
  Ratios to Average Net Assets:
    Expenses............................................       0.74%           0.75%              0.49%*
    Net investment income...............................       0.12%           0.22%              0.00%*
  Portfolio Turnover Rate...............................         44%             53%                33%

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

                                                                                            For the Period
                                                           For the Fiscal Years Ended     November 1, 1999(1)
                                                          -----------------------------         through
                                                          June 30, 2002   June 30, 2001      June 30, 2000
                                                          -------------   -------------   -------------------
  INTERNATIONAL MULTI-MANAGER SERIES
  Total Return..........................................     (14.27)%        (27.48)%            20.70%**
  Ratios to Average Net Assets:
    Expenses:
       Including expense limitations....................       1.07%           0.99%              0.95%*
       Excluding expense limitations....................       1.07%           1.05%              0.95%*
    Net investment income...............................       0.50%           0.62%              0.92%*
  Portfolio Turnover Rate...............................         91%             86%                57%

                                                                                            For the Period
                                                           For the Fiscal Years Ended     November 1, 1999(1)
                                                          -----------------------------         through
                                                          June 30, 2002   June 30, 2001      June 30, 2000
                                                          -------------   -------------   -------------------
  LARGE CAP VALUE SERIES
  Total Return..........................................     (23.81)%          9.38%             18.70%**
  Ratios to Average Net Assets:
    Expenses............................................       0.71%           0.72%              0.69%*
    Net investment income...............................       0.86%           1.01%              0.82%*
  Portfolio Turnover Rate...............................        100%            109%               110%

*     Annualized.
**    Not annualized.
(1)   Commencement of operations.
N/A   Not available.

8. COMMITMENTS. At June 30, 2002, the International Multi-Manager Series had entered into forward foreign currency exchange contracts, which contractually obligate the Series to deliver or receive currencies at specified future dates. The open contracts were as follows:

                                                                     Net Unrealized
  Settlement                              Contract     Value at       Appreciation
     Date         Currency Purchased       Amount    June 30, 2002   (Depreciation)
  ----------   ------------------------   --------   -------------   --------------
  7/1/2002     21,169 Euro                $ 20,820     $ 20,907          $  87
  7/2/2002     108,102 Euro                107,093      106,765           (328)
  7/2/2002     22,563 Canadian Dollar       14,913       14,836            (77)
  7/3/2002     2,737 Canadian Dollar         1,811        1,799            (12)

                                                                     Net Unrealized
  Settlement                              Contract     Value at       Appreciation
     Date           Currency Sold          Amount    June 30, 2002   (Depreciation)
  ----------   ------------------------   --------   -------------   --------------
  7/1/2002     79,064 Euro                $77,759       $78,085          $(326)
  7/1/2002     142,549 Swiss Franc         95,286        95,789           (503)
  7/1/2002     25,492 British Pound        38,888        38,858             30
  7/1/2002     3,929,293 Japanese Yen      32,760        32,783            (23)
  7/3/2002     91,908 Australian Dollar    51,803        51,595            208
  7/3/2002     29,044 Euro                 28,732        28,684             48
  7/3/2002     6,638,569 Japanese Yen      56,025        55,388            637

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BENEFICIAL INTEREST HOLDERS OF WT INVESTMENT TRUST I:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WT Large Cap Growth Series, Large Cap Core Series, Small Cap Core Series, International Multi-Manager Series, and Large Cap Value Series (the "Series") (each a series of WT Investment Trust I) as of June 30, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Series' custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2002, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 2, 2002

WT MUTUAL FUND AND WT INVESTMENT TRUST I

   TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Wilmington Funds") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. The primary responsibility of the Board of Trustees of Wilmington Funds is to represent the interests of their respective shareholders and to provide oversight management of the Wilmington Funds. The Boards of the Wilmington Funds meet jointly multiple times during the year (i.e. at least quarterly) to review the investment performance and other operational matters of the Wilmington Funds, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, each Board of the Wilmington Funds has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee.

The following tables present certain information regarding the Board of Trustees and officers of the Wilmington Funds. Currently each Board of the Wilmington Funds is comprised of the same nine individuals. In addition to having the same Board members, the Wilmington Funds have the same officers as set forth below. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Wilmington Funds within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Wilmington Funds within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Fund and the Trust, collectively.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment           40        Rodney Square
1100 N. Market Street      President and    death, resignation   Officer of                           Management
Wilmington, DE 19890       Chairman of      or removal.          Wilmington Trust                     Corporation
Date of Birth: 2/49        the Board        Trustee, President   Company since                        (registered
                                            and Chairman of the  February 1996.                       investment
                                            Board since October                                       adviser)
                                            1998.

WILLIAM P. RICHARDS,          Trustee       Shall serve until    Managing Director          40        None
JR.(2)                                      death, resignation   and President,
100 Wilshire Boulevard                      or removal. Trustee  Roxbury Capital
Suite 600                                   since October 1999.  Management LLC
Santa Monica, CA 90401                                           since 1998. Prior
Date of Birth: 11/36                                             to 1998, Principal,
                                                                 Roger Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I

--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD              Trustee       Shall serve until    Founder and                40        None
152 W. 57th Street, 44th                    death, resignation   co-manages, R. H.
Floor                                       or removal. Trustee  Arnold & Co., Inc.
New York, NY 10019                          since May 1997.      (investment banking
Date of Birth: 3/44                                              company) since
                                                                 1989.

ERIC BRUCKER                  Trustee       Shall serve until    Dean, School of            40        None
Widener University School                   death, resignation   Business
of Business                                 or removal. Trustee  Administration of
Administration                              since October 1999.  Widener University
One University Place                                             since July 2001.
Chester, PA 19013                                                Prior to that,
Date of Birth: 12/41                                             Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001 and Dean,
                                                                 School of
                                                                 Management at the
                                                                 University of
                                                                 Michigan prior to
                                                                 September 1998.

NICHOLAS A. GIORDANO          Trustee       Shall serve until    Consultant,                40        Kalmar Pooled
1755 Governor's Way                         death, resignation   financial services                   Investment
Blue Bell, PA 19422                         or removal. Trustee  organizations from                   Trust;
Date of Birth: 3/43                         since October 1998.  1997 to present;                     Independence
                                                                 Interim President,                   Blue Cross;
                                                                 LaSalle University                   Fotoball, U.S.A.
                                                                 from 1998 to 1999;                   (sporting and
                                                                 President and Chief                  athletics goods
                                                                 Executive Officer,                   manufacturer);
                                                                 Philadelphia Stock                   DaisyTek
                                                                 Exchange from 1981                   International
                                                                 to 1997.                             (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I

--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN JR.               Trustee       Shall serve until    Self-employed              40        Manville
80 Butternut Lane                           death, resignation   financial                            Personal Injury
Stamford, CT 06903                          or removal. Trustee  consultant since                     Settlement Trust
Date of Birth: 5/35                         since October 1999.  1991.

CLEMENT C. MOORE, II          Trustee       Shall serve until    Managing Partner,          40        None
5804 Quaker Neck Road                       death, resignation   Mariemont Holdings,
Chestertown, MD 21620                       or removal. Trustee  LLC, (real estate
Date of Birth: 9/44                         since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN              Trustee       Shall serve until    Retired since 1993.        40        St. Joe Paper
313 Southwinds                              death, resignation                                        Co.
1250 W. Southwinds Blvd.                    or removal. Trustee
Vero Beach, FL 32963                        since October 1999.
Date of Birth: 5/32

MARK A. SARGENT               Trustee       Shall serve until    Dean and Professor         40        St. Thomas More
Villanova University                        death, resignation   of Law, Villanova                    Society of
School of Law                               or removal. Trustee  University School                    Pennsylvania.
299 North Spring Mill                       since November       of Law since July
Road                                        2001.                1997. Associate
Villanova, PA 19085                                              Dean for Academic
Date of Birth: 4/51                                              Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

EXECUTIVE OFFICERS

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG         Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                   pleasure of the      Wilmington Trust
Wilmington, DE 19890                    Board and until      Company Since 1986;
Date of Birth: 12/54                    successor is         and Vice President
                                        elected and          and Director of
                                        qualified. Officer   Rodney Square
                                        since October 1998.  Management
                                                             Corporation since
                                                             2001.

WT MUTUAL FUND AND WT INVESTMENT TRUST I

--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
JOSEPH M. FAHEY, JR.   Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                   pleasure of the      Rodney Square
Wilmington, DE 19890                    Board and until      Management
Date of Birth: 1/57                     successor is         Corporation since
                                        elected and          1992.
                                        qualified. Officer
                                        since November
                                        1999.

FRED FILOON            Vice President   Shall serve at the   Senior Vice               N/A        None
520 Madison Avenue                      pleasure of the      President, Cramer
New York, NY 10022                      Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                     successor is         LLC since 1989.
                                        elected and
                                        qualified. Officer
                                        since August 2000.

JOHN R. GILES          Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                   pleasure of the      Wilmington Trust
Wilmington, DE 19890                    Board and until      Company since 1996.
Date of Birth: 8/57                     successor is
                                        elected and
                                        qualified. Officer
                                        since December
                                        1999.

PAT COLLETTI           Vice President   Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway   and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Investment
Date of Birth: 11/58                    successor is         Accounting and
                                        elected and          Administration of
                                        qualified. Officer   PFPC Inc. since
                                        since May 1999.      1999. From 1986 to
                                                             April 1999,
                                                             Controller for the
                                                             Reserve Funds.

MARY JANE MALONEY        Secretary      Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway                    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Regulatory
Date of Birth: 6/58                     successor is         Administration,
                                        elected and          PFPC Inc. since
                                        qualified. Officer   1997. From 1992 to
                                        since October 1998.  1997, Compliance
                                                             Officer for SEI
                                                             Investments
                                                             Company.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890

                         Cramer Rosenthal McGlynn, LLC
                             707 Westchester Avenue
                             White Plains, NY 10640

                        Roxbury Capital Management, LLC
                         100 Wilshire Blvd., Suite 600
                             Santa Monica, CA 90401
                           --------------------------

                                  DISTRIBUTOR
                            PFPC Distributors, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406
                           --------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
                                   CUSTODIAN
                            Wilmington Trust Company
                                 Deutsche Bank
                           --------------------------
This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Equity Portfolios.
WEP-ANN-6/02

                                                                      WILMINGTON
                                                                           FUNDS

EQUITY PORTFOLIOS

                  - LARGE CAP GROWTH
                  - LARGE CAP CORE
                  - SMALL CAP CORE
                  - INTERNATIONAL MULTI-MANAGER
                  - LARGE CAP VALUE
                                     ANNUAL
                                 June 30, 2002

SPECIAL NOTICE TO SHAREHOLDERS
   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Despite the fact that the economy produced its third consecutive quarterly gain and the long dormant industrial sector began to show signs of life, the second quarter of 2002 still produced the fourth worst equity market return in the last 20 years. Over the last 12 months the S&P 500 Index has fallen over approximately 18%. Small cap stocks in the Russell 2000 Index faired relatively better but nevertheless still declined by 9%. The MSCI EAFE Index of foreign stocks also dropped over the last year by 9%. For fixed income investors, the results have been much more positive as the difficulties enumerated above have translated into both a positive environment for the yield curve and a source of funds supporting the bond markets.

     Industrial production has advanced for seven consecutive months and the ISM survey of the nation's manufacturers is up 43% since last October. Furthermore, employment levels have been rising and housing sales and construction are at historically high levels. Despite these pieces of good news, the equity market continues to languish and investors have sought safety in the fixed income markets. The fact of the matter is that investors are concerned about other issues. Mostly, they are concerned with the whole issue of corporate governance and accounting. Starting with Enron and Arthur Andersen, the investing public has endured a seemingly unending spate of bad news and bad decision-making on the part of some executives in corporate America. We all know who they are because we get bombarded daily with the latest developments, which are carried not only in the newspapers, but also on the ubiquitous "all business" television channels.

     Investor confidence will not be restored easily, but two things that are needed to happen are perhaps not that far off on the horizon. First, we believe the issue of corporate governance has to get out of the headlines. We can't be sure that there won't be new and sensational stories, but we suspect that the issuance of second quarter and third quarter financial statements will provide an opportunity for accounting issues to be cleaned up and hopefully, put to rest. Second, the markets will need to focus on something else and, as we mentioned before, the economy is slowly but surely improving and these fundamentals may be harder to ignore as we head for the end of the year. However, as the fundamentals begin to take over, the outlook for fixed income investing will be clouded by concerns, particularly as they relate to the Federal Reserve and their interest rate policies.

     With inflation remaining low and the recovery just taking hold, the Federal Reserve (the "Fed") has considerable maneuvering room. We envision that they will use that room and proceed cautiously. Given these circumstances and the very steep yield curve, fixed income investing should continue to produce positive results. If there is any one lesson to be learned in the past three years, it is the value of asset allocation. Remaining with sectors of the market, even if they fall out of favor momentarily, is critical to investment success. The portfolio managers have decades of experience in good and bad markets and their expertise will serve our shareholders well regardless of the conditions we encounter.

     We are pleased to present the details of our past year's performance.

------------------------
Past performance is not indicative of future results. An investment in the Portfolios is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that any of the Portfolios will be able to maintain a stable net asset value of $1.00.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   PRESIDENT'S MESSAGE -- continued

INVESTMENT RESULTS

     For the fiscal year ended June 30, 2002, the Wilmington Prime Money Market Portfolio paid shareholders dividends of $0.02 per share, the Wilmington U.S. Government Portfolio paid shareholders dividends of $0.02 per share and the Wilmington Tax-Exempt Portfolio paid shareholders dividends of $0.01 per share. Based on each Portfolio's net asset value of $1.00 per share, these dividends represented a return of 2.26%, 2.02% and 1.30%, respectively. A comparison of each Portfolio's performance versus its respective benchmark is presented below:

                                                      For the Fiscal Year
                                                             Ended
                                                         June 30, 2002
                                                      -------------------
WILMINGTON PRIME MONEY MARKET PORTFOLIO                      2.26%
Lipper Money Market Funds                                    1.76%
WILMINGTON U.S. GOVERNMENT PORTFOLIO                         2.02%
Lipper U.S. Government Money Market Funds                    1.81%
WILMINGTON TAX-EXEMPT PORTFOLIO                              1.30%
Lipper Tax-Exempt Money Market Funds                         1.25%

SHORT-TERM MARKET OVERVIEW

     Over the past year, market volatility was extremely high. Rarely in a twelve-month period have the markets had to confront so many significant events. These events included the terrorist attacks on September 11(th), the collapse of Enron, the dramatic revelations of fraudulent and unethical business practices, a recession that was accompanied by severe interest rate cuts by the Fed, and finally, an equity market that suffered significant strains as the excesses of the late 1990's were removed.

     As the third quarter of 2001 began, the outlook called for the slowdown to bottom with growth picking up towards the end of the year. Instead economic activity continued to fall as corporate profits evaporated, layoffs were announced and stock prices tumbled. While not declared officially until later in the year, the economy had in fact entered a recession. These events all helped to push interest rates down across the yield curve. Prior to September 11(th), the Fed eased seven times bringing its Federal funds rate target down from 6% to 3.50%.

     In the wake of the terrorist attack, the Fed lowered its target funds rate 4 more times, lopping an additional 175 basis points ("bps.") off the overnight bank loan rate. The main beneficiary in the fixed income market was the short-term Treasury market. Yield levels dropped by 154 bps. on 3-month T-Bills. However, the long end of the market did not follow suit and yield levels actually rose by the end of the year relative to their position prior to the terrorist attack. With the government needing to respond to both the slowing economy and the threat of terrorism, the anticipated Federal budget surplus melted away, taking with it the prospects for significant Treasury buy back programs. The corporate bond market, which had been performing well prior to the attack, also retreated on concerns over deteriorating credit conditions and the collapse of Enron.

     At the beginning of 2002, market expectations centered on a recovering economy and a less accommodative monetary policy. With first quarter 2002 GDP posting a 6.1% increase, the markets were not disappointed. The

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   PRESIDENT'S MESSAGE -- continued

fixed income markets sensed the strengthening economy and interest rates headed higher in anticipation of Fed tightening. The one-year rate climbed nearly 100 bps. to 3.05%, while two-year Treasury Notes added 70 bps. to finish the quarter at 3.72%. Ten-year Treasury Notes rose 35 bps. during the same time period to finish at 5.40%. However, one of the most important developments continued to take place in the corporate bond market, where the market continued to feel the impact of the Enron collapse. The issue of corporate accountability spread and several major investment grade credits found that they were restricted from accessing the capital markets.

     By the end of the second quarter, short-term interest rates tumbled as continued credit deterioration and equity market weakness prompted investors to re-assess the timing of future Fed tightening. The low inflation environment provides the Fed significant latitude regarding its next move.

     We invite your comments and questions and thank you for your investment in the Wilmington Money Market Portfolios -- Investor Shares. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         -s- Robert J. Christian

                                         Robert J. Christian
August 8, 2002                           President

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2002

                                                            Prime             U.S.
                                                         Money Market      Government      Tax-Exempt
                                                          Portfolio        Portfolio       Portfolio
                                                        --------------   --------------   ------------
ASSETS:
Investment in Series, at value........................  $2,404,378,886   $  999,569,844   $523,806,329
Other assets..........................................           2,093              977            497
                                                        --------------   --------------   ------------
Total assets..........................................   2,404,380,979      999,570,821    523,806,826
                                                        --------------   --------------   ------------
LIABILITIES:
Dividends payable.....................................       2,451,164          847,677        304,518
Accrued expenses......................................         582,100          233,964        138,889
                                                        --------------   --------------   ------------
Total liabilities.....................................       3,033,264        1,081,641        443,407
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,401,347,715   $  998,489,180   $523,363,419
                                                        ==============   ==============   ============
NET ASSETS CONSIST OF:
Paid-in capital.......................................  $2,401,327,581   $  998,479,214   $523,363,101
Accumulated net realized gain on investments..........          20,134            9,966            318
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,401,347,715   $  998,489,180   $523,363,419
                                                        ==============   ==============   ============
NET ASSETS BY SHARE CLASS:
  Investor Shares.....................................  $   43,313,638   $   23,575,549   $ 29,596,592
  Service Shares......................................   2,358,034,077      974,913,631    493,766,827
                                                        --------------   --------------   ------------
                                                        $2,401,347,715   $  998,489,180   $523,363,419
                                                        ==============   ==============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares)
  Investor Shares.....................................      43,246,914       23,517,461     29,604,845
  Service Shares......................................   2,358,080,667      974,961,753    493,764,939
NET ASSET VALUE, offering and redemption price per
  share
  Investor Shares.....................................           $1.00            $1.00          $1.00
  Service Shares......................................           $1.00            $1.00          $1.00

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2002

                                                               Prime          U.S.
                                                            Money Market   Government    Tax-Exempt
                                                             Portfolio      Portfolio     Portfolio
                                                            ------------   -----------   -----------
NET INVESTMENT INCOME FROM SERIES:
  Interest income.........................................  $69,745,153    $28,083,269   $10,883,539
  Expenses................................................  (11,860,566)    (5,479,190)   (2,932,754)
                                                            ------------   -----------   -----------
    Net investment income from Series.....................   57,884,587     22,604,079     7,950,785
                                                            ------------   -----------   -----------
EXPENSES:
  Transfer agent fees.....................................       82,687         42,343        30,541
  Reports to shareholders.................................      102,278         58,677        29,088
  Trustees' fees..........................................        9,461          8,560         9,460
  Distribution fees -- Investor Shares....................           --          9,047         7,680
  Shareholder service fees -- Service Shares..............    6,361,998      2,626,777     1,382,019
  Registration fees.......................................       67,087         14,530        18,830
  Professional fees.......................................      179,000         81,846        47,417
  Other...................................................       98,091         57,020        29,433
                                                            ------------   -----------   -----------
    Total expenses........................................    6,900,602      2,898,800     1,554,468
                                                            ------------   -----------   -----------
  Net investment income...................................   50,983,985     19,705,279     6,396,317
                                                            ------------   -----------   -----------
NET REALIZED GAIN ON INVESTMENTS FROM SERIES..............        9,681          1,820         1,978
                                                            ------------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $50,993,666    $19,707,099   $ 6,398,295
                                                            ============   ===========   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                           Prime             U.S.
                                                       Money Market       Government       Tax-Exempt
                                                         Portfolio         Portfolio        Portfolio
                                                      ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.............................  $    50,983,985   $    19,705,279   $   6,396,317
  Net realized gain on investments..................            9,681             1,820           1,978
                                                      ---------------   ---------------   -------------
Net increase in net assets resulting from
  operations........................................       50,993,666        19,707,099       6,398,295
                                                      ---------------   ---------------   -------------
Distributions to shareholders:
  From net investment income........................      (50,983,985)      (19,705,279)     (6,396,317)
  From net realized gain............................          (57,501)          (62,227)             --
                                                      ---------------   ---------------   -------------
Total distributions.................................      (51,041,486)      (19,767,506)     (6,936,317)
                                                      ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares......      766,993,762       179,212,549     429,734,505
  Proceeds from shares sold -- Service Shares.......    6,049,840,226     4,157,872,622     899,037,727
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares.................................          825,091           123,271          31,849
    Service Shares..................................        2,696,341           302,170          85,563
  Cost of shares redeemed -- Investor Shares........   (1,107,387,956)     (251,082,336)   (465,307,489)
  Cost of shares redeemed -- Service Shares.........   (5,849,862,831)   (4,303,977,953)   (815,008,718)
                                                      ---------------   ---------------   -------------
Net increase (decrease) in net assets from Portfolio
  share transactions................................     (136,895,367)     (217,549,677)     48,573,437
                                                      ---------------   ---------------   -------------
Total increase (decrease) in net assets.............     (136,943,187)     (217,610,084)     48,575,415
NET ASSETS:
  Beginning of year.................................    2,538,290,902     1,216,099,264     474,788,004
                                                      ---------------   ---------------   -------------
  End of year.......................................  $ 2,401,347,715   $   998,489,180   $ 523,363,419
                                                      ===============   ===============   =============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                        Shares            Shares          Shares
                                                      ---------------   ---------------   -------------
  Shares sold -- Investor Shares....................      766,993,762       179,212,549     429,734,505
  Shares sold -- Service Shares.....................    6,049,840,226     4,157,872,622     899,037,727
  Shares issued on reinvestment of distributions:
    Investor Shares.................................          825,091           123,271          31,849
    Service Shares..................................        2,696,341           302,170          85,563
  Shares redeemed -- Investor Shares................   (1,107,387,956)     (251,082,336)   (465,307,489)
  Shares redeemed -- Service Shares.................   (5,849,862,831)   (4,303,977,953)   (815,008,718)
                                                      ---------------   ---------------   -------------
  Net increase (decrease) in shares.................     (136,895,367)     (217,549,677)     48,573,437
                                                      ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                          Prime             U.S.
                                                      Money Market       Government        Tax-Exempt
                                                        Portfolio         Portfolio         Portfolio
                                                     ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income............................  $   132,374,504   $    49,736,591   $    16,760,482
  Net realized gain on investments.................           91,466            65,213                --
                                                     ---------------   ---------------   ---------------
Net increase in net assets resulting from
  operations.......................................      132,465,970        49,801,804        16,760,482
                                                     ---------------   ---------------   ---------------
Distributions to shareholders from net investment
  income...........................................     (132,374,504)      (49,736,591)      (16,760,482)
                                                     ---------------   ---------------   ---------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares.....    5,818,404,564     2,238,404,646       922,188,838
  Proceeds from shares sold -- Service Shares......    4,007,480,483     1,859,155,520       540,665,655
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares................................        9,407,179         1,489,604           403,396
  Cost of shares redeemed -- Investor Shares.......   (7,509,037,421)   (2,909,745,763)   (1,340,546,406)
  Cost of shares redeemed -- Service Shares........   (1,852,073,552)     (738,390,606)     (131,015,287)
                                                     ---------------   ---------------   ---------------
Net increase (decrease) in net assets from
  Portfolio share transactions.....................      474,181,253       450,913,401        (8,303,804)
                                                     ---------------   ---------------   ---------------
Total increase (decrease) in net assets............      474,272,719       450,978,614        (8,303,804)
NET ASSETS:
  Beginning of year................................    2,064,018,183       765,120,650       483,091,808
                                                     ---------------   ---------------   ---------------
  End of year......................................  $ 2,538,290,902   $ 1,216,099,264   $   474,788,004
                                                     ===============   ===============   ===============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                       Shares            Shares            Shares
                                                     ---------------   ---------------   ---------------
  Shares sold -- Investor Shares...................    5,818,404,564     2,238,404,646       922,188,838
  Shares sold -- Service Shares....................    4,007,480,483     1,859,155,520       540,665,655
  Shares issued on reinvestment of distributions:
    Investor Shares................................        9,407,179         1,489,604           403,396
  Shares redeemed -- Investor Shares...............   (7,509,037,421)   (2,909,745,763)   (1,340,546,406)
  Shares redeemed -- Service Shares................   (1,852,073,552)     (738,390,606)     (131,015,287)
                                                     ---------------   ---------------   ---------------
  Net increase (decrease) in shares................      474,181,253       450,913,401        (8,303,804)
                                                     ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                              For the Period
                                                For the Fiscal Years            October 1,      For the Fiscal Years
                                                   Ended June 30,                  1998          Ended September 30,
                                         ----------------------------------      through       -----------------------
PRIME MONEY MARKET PORTFOLIO --           2002          2001       2000+      June 30, 1999+     1998+        1997+
INVESTOR SHARES                          -------      --------   ----------   --------------   ----------   ----------
NET ASSET VALUE -- BEGINNING OF
  PERIOD...............................  $  1.00      $   1.00   $     1.00     $     1.00     $     1.00   $     1.00
                                         -------      --------   ----------     ----------     ----------   ----------
INVESTMENT OPERATIONS:
  Net investment income................     0.02          0.06         0.05           0.04           0.05         0.05
                                         -------      --------   ----------     ----------     ----------   ----------
DISTRIBUTIONS:
  From net investment income...........    (0.02)        (0.06)       (0.05)         (0.04)         (0.05)       (0.05)
  From net realized gain...............       --(2)         --           --             --             --           --
                                         -------      --------   ----------     ----------     ----------   ----------
    Total distributions................    (0.02)        (0.06)       (0.05)         (0.04)         (0.05)       (0.05)
                                         -------      --------   ----------     ----------     ----------   ----------
NET ASSET VALUE -- END OF PERIOD.......  $  1.00      $   1.00   $     1.00     $     1.00     $     1.00   $     1.00
                                         =======      ========   ==========     ==========     ==========   ==========
TOTAL RETURN...........................    2.26%         5.68%        5.45%          3.51%**        5.26%        5.17%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses.............................    0.43%         0.48%        0.50%          0.52%*         0.53%        0.54%
  Net investment income................    2.54%         5.70%        5.35%          4.61%*         5.13%        5.06%
Net assets at end of period (000
  omitted).............................  $43,314      $382,884   $2,064,018     $1,651,174     $1,702,734   $1,191,271

* Annualized.
**Not annualized.
+ Effective November 1, 1999, the Rodney Square Money Market Portfolio ("Rodney
  Square Portfolio") was merged into the Wilmington Prime Money Market Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Prime Money Market Series.
(2) Distributions were less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                                                         For the Period
                                            For the Fiscal Years           October 1,     For the Fiscal Years
                                               Ended June 30,                 1998         Ended September 30,
                                       -------------------------------      through       ---------------------
U.S. GOVERNMENT PORTFOLIO --              2002       2001      2000+     June 30, 1999+     1998+       1997+
 INVESTOR SHARES                       ----------   -------   --------   --------------   ---------   ---------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.............................   $  1.00     $  1.00   $   1.00      $   1.00      $   1.00    $   1.00
                                        -------     -------   --------      --------      --------    --------
INVESTMENT OPERATIONS:
  Net investment income..............      0.02        0.05       0.05          0.03          0.05        0.05
                                        -------     -------   --------      --------      --------    --------
DISTRIBUTIONS:
  From net investment income.........     (0.02)      (0.05)     (0.05)        (0.03)        (0.05)      (0.05)
  From net realized gain.............        --(2)       --         --            --            --          --
                                        -------     -------   --------      --------      --------    --------
    Total distributions..............     (0.02)      (0.05)     (0.05)        (0.03)        (0.05)      (0.05)
                                        -------     -------   --------      --------      --------    --------
NET ASSET VALUE -- END OF PERIOD.....   $  1.00     $  1.00   $   1.00      $   1.00      $   1.00    $   1.00
                                        =======     =======   ========      ========      ========    ========
TOTAL RETURN.........................     2.02%       5.50%      5.25%         3.42%**       5.19%       5.07%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses...........................     0.54%       0.54%      0.54%         0.54%*        0.54%       0.55%
  Net investment income..............     2.37%       5.59%      5.17%         4.51%*        5.06%       4.96%
Net assets at end of period
  (000 omitted)......................   $23,576     $95,324   $765,121      $547,833      $802,153    $378,475

* Annualized.
**Not annualized.
+ Effective November 1, 1999, the Rodney Square U.S. Government Portfolio
  ("Rodney Square Portfolio") was merged into the Wilmington U.S. Government Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- U.S. Government Series.
(2) Distributions were less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                                                            For the Period
                                               For the Fiscal Years           October 1,     For the Fiscal Years
                                                  Ended June 30,                 1998         Ended September 30,
                                          -------------------------------      through       ---------------------
                                             2002       2001      2000+     June 30, 1999+     1998+       1997+
TAX-EXEMPT PORTFOLIO -- INVESTOR SHARES   ----------   -------   --------   --------------   ---------   ---------
NET ASSET VALUE -- BEGINNING OF
  PERIOD..............................     $  1.00     $  1.00   $   1.00      $   1.00      $   1.00    $   1.00
                                           -------     -------   --------      --------      --------    --------
INVESTMENT OPERATIONS:
  Net investment income...............        0.01        0.03       0.03          0.02          0.03        0.03
                                           -------     -------   --------      --------      --------    --------
DISTRIBUTIONS:
  From net investment income..........       (0.01)      (0.03)     (0.03)        (0.02)        (0.03)      (0.03)
                                           -------     -------   --------      --------      --------    --------
NET ASSET VALUE -- END OF PERIOD......     $  1.00     $  1.00   $   1.00      $   1.00      $   1.00    $   1.00
                                           =======     =======   ========      ========      ========    ========
TOTAL RETURN..........................       1.30%       3.38%      3.23%         1.96%**       3.11%       3.09%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses............................       0.56%       0.53%      0.55%         0.55%*        0.55%       0.57%
  Net investment income...............       1.49%       3.36%      3.21%         2.58%*        3.05%       3.05%
Net assets at end of period
  (000 omitted).......................     $29,597     $65,138   $483,092      $451,509      $392,610    $280,864

* Annualized.
**Not annualized.
+ Effective November 1, 1999, the Rodney Square Tax-Exempt Fund ("Rodney Square
  Portfolio") was merged into the Wilmington Tax-Exempt Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Tax-Exempt Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio, and Wilmington Tax-Exempt Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

  The Portfolios currently offer two classes of shares: Investor Shares and Service Shares. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors, which use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder servicing fee. Information regarding the Service Shares is included in a separate shareholder report.

  Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of June 30, 2002, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

  Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

  Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

  Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Portfolio's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

  Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Tax-Exempt Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   NOTES TO FINANCIAL STATEMENTS -- continued

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

  The Investor Shares of each Portfolio have adopted a distribution plan under Rule 12b-l that allows a Portfolio to pay a fee to PFPC Distributors, Inc. for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. While the Rule 12b-l Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets of the Investor Shares, the Board of Trustees limited annual payments to 0.05% of average daily net assets for the period July 1, 2001 through October 31, 2001 and 0.10% of average daily net assets thereafter.

  The Service Shares of each Portfolio have adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship.

  PFPC Inc. ("PFPC"), an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Fund on behalf of the Portfolios.

  PFPC also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of the Portfolios.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid during the years ended June 30, 2002 and 2001 was as follows:

                                     Prime Money            U.S.
                                        Market           Government       Tax-Exempt
                                      Portfolio           Portfolio        Portfolio
                                   ----------------    ---------------    -----------
Year ended June 30, 2002
Ordinary Income..................    $ 51,041,486        $19,767,506               --
Tax-Exempt Income................              --                 --      $ 6,396,317
Year ended June 30, 2001
Ordinary Income..................    $132,374,504        $49,736,591               --
Tax-Exempt Income................              --                 --      $16,760,482

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   NOTES TO FINANCIAL STATEMENTS -- continued

  As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                       Prime Money            U.S.             Tax-
                                          Market           Government         Exempt
                                        Portfolio           Portfolio       Portfolio
                                     ----------------    ---------------    ----------
Undistributed ordinary income......      $20,134             $9,966            $318

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  To the Shareholders and Trustees of WT Mutual Fund:

  We have audited the accompanying statements of assets and liabilities of Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio and Wilmington Tax-Exempt Portfolio (the "Portfolios") (each a series of WT Mutual Fund) as of June 30, 2002, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights (Investor Shares) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios at June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights (Investor Shares) for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                         (Ernst & Young LLP)

  Philadelphia, Pennsylvania
  August 2, 2002

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Wilmington Tax-Exempt Portfolio designates dividends in the amount of $6,396,317 as tax-exempt dividends.

In January, 2003 shareholders of the Portfolios will receive Federal income tax information on all distributions paid to their accounts in calendar year 2002, including any distributions paid between June 30, 2002 and December 31, 2002.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   ANNUAL REPORT / JUNE 30, 2002

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P     Principal          Value
                                                                 Rating(1)        Amount          (Note 2)
                                                                -----------    ------------    --------------
CERTIFICATES OF DEPOSIT -- 62.5%
 FOREIGN BANKS, FOREIGN CENTERS -- 26.6%
    Barclay's Bank PLC, 1.88%, 08/27/02.....................     P-1, A-1+     $ 40,000,000    $   40,001,216
    Barclay's Bank PLC, 2.10%, 01/10/03.....................     P-1, A-1+       70,000,000        70,000,000
    Credit Agricole Indosuez, 2.16%, 10/11/02...............     P-1, A-1+      100,000,000       100,005,463
    Credit Suisse First Boston, 1.98%, 08/29/02.............     P-1, A-1+      100,000,000       100,001,620
    Deutsche Bank, 1.89%, 08/27/02..........................     P-1, A-1+       10,000,000        10,000,623
    Deutsche Bank, 1.86%, 08/29/02..........................     P-1, A-1+      100,000,000       100,001,613
    Landesbank Hessen -- Thuring Girozentrale, 1.88%,
      07/08/02..............................................     P-1, A-1+       75,000,000        75,000,145
    Landesbank Hessen -- Thuring Girozentrale, 1.89%,
      08/27/02..............................................     P-1, A-1+       35,000,000        35,000,545
    Societe Generale, 1.85%, 07/08/02.......................     P-1, A-1+      110,000,000       110,000,213
                                                                                               --------------
                                                                                                  640,011,438
                                                                                               --------------
 FOREIGN BANKS, U.S. BRANCHES -- 31.3%
    Abbey National Treasury, 1.87%, 07/08/02................     P-1, A-1+      110,000,000       110,000,212
    ABN-AMRO Bank, 2.10%, 12/31/02..........................     P-1, A-1+      100,000,000       100,000,000
    Canadian Imperial Bank of Commerce, 1.71%, 07/31/02.....     P-1, A-1+      110,000,000       110,000,000
    Lloyd's Bank PLC, 1.87%, 07/08/02.......................     P-1, A-1+       60,000,000        60,000,116
    Lloyd's Bank PLC, 2.02%, 08/05/02.......................     P-1, A-1+       50,000,000        50,000,483
    Royal Bank of Scotland, 2.39%, 11/20/02.................     P-1, A-1+       22,000,000        22,025,114
    Royal Bank of Scotland, 2.09%, 01/10/03.................     P-1, A-1+       80,000,000        80,001,058
    Toronto Dominion, 1.84%, 07/03/02.......................     P-1, A-1+      110,000,000       110,000,000
    UBS AG, 1.95%, 08/05/02.................................     P-1, A-1+      110,000,000       110,000,794
                                                                                               --------------
                                                                                                  752,027,777
                                                                                               --------------
 U.S. BANKS, U.S. BRANCHES -- 4.6%
    Chase Bank (USA), 1.91%, 01/21/03.......................     P-1, A-1+      110,000,000       110,000,000
                                                                                               --------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $1,502,039,215).....................................     1,502,039,215
                                                                                               --------------
COMMERCIAL PAPER -- 19.1%
 AUTOMOBILES -- 3.6%
    Volkswagen of America, Inc., 1.81%, 07/29/02............     P-1, A-1        44,500,000        44,437,527
    Volkswagen of America, Inc., 1.80%, 08/01/02............     P-1, A-1        42,300,000        42,234,435
                                                                                               --------------
                                                                                                   86,671,962
                                                                                               --------------
 BANKS -- 4.6%
    Royal Bank of Canada, 1.95%, 08/29/02...................     P-1, A-1+      110,000,000       109,649,360
                                                                                               --------------
 FINANCE -- 1.0%
    Park Avenue Receivables Corp., 1.80%, 09/04/02..........     P-1, A-1        25,000,000        24,918,750
                                                                                               --------------
 FINANCIAL SERVICES -- 1.9%
    Marsh & McLennan Co., Inc., 1.80%, 08/08/02.............     P-1, A-1+       45,000,000        44,914,500
                                                                                               --------------
 LEASING -- 4.6%
    Vehicle Servicing Corp. of America, 1.81%, 08/28/02.....     P-1, A-1+      110,450,000       110,127,915
                                                                                               --------------
 MEDICAL SERVICES -- 1.4%
    Medical Building VIII, 1.92%, 07/01/02..................     NR, A-1+        33,400,000        33,400,000
                                                                                               --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES  / PRIME MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                Moody's/S&P     Principal          Value
                                                                 Rating(1)        Amount          (Note 2)
                                                                -----------    ------------    --------------
SECURITIES DEALERS -- 2.0%
    Goldman Sachs, 2.18%, 11/04/02..........................     P-1, A-1+     $ 50,000,000    $   49,618,500
                                                                                               --------------
   TOTAL COMMERCIAL PAPER (COST $459,300,987)..............................................       459,300,987
                                                                                               --------------
U.S. AGENCY OBLIGATIONS -- 3.1%
    Federal Home Loan Bank Notes, 6.00%, 08/15/02...........                     25,000,000        25,118,621
    Federal Home Loan Mortgage Notes, 6.63%, 08/15/02.......                     50,000,000        50,275,294
                                                                                               --------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $75,393,915)........................................        75,393,915
                                                                                               --------------
BANK NOTES -- 10.8%
    Bank of America, N.A., 2.00%, 10/28/02..................     P-1, A-1+       75,000,000        75,000,000
    National City Bank Cleveland, 1.78%, 07/22/02*..........     P-1, A-1       110,000,000       110,000,000
    Wells Fargo Bank, N.A., 1.78%, 07/22/02*................     P-1, A-1+       75,000,000        75,000,000
                                                                                               --------------
   TOTAL BANK NOTES (COST $260,000,000)....................................................       260,000,000
                                                                                               --------------
REPURCHASE AGREEMENTS -- 4.1%
    With UBS Warburg, Inc.: at 1.97%, dated 06/28/02, to be
      repurchased at $98,716,403 on 07/01/02, collateralized
      by $101,663,088 of Federal National Mortgage
      Association Securities with various coupons and
      maturities to 06/01/32 (Cost $98,700,200).............                     98,700,200        98,700,200
                                                                                               --------------
TOTAL INVESTMENTS (Cost $2,395,434,317)+ -- 99.6%..........................................     2,395,434,317
OTHER ASSETS AND LIABILITIES, NET -- 0.4%..................................................         8,945,689
                                                                                               --------------
NET ASSETS -- 100.0%.......................................................................    $2,404,380,006
                                                                                               ==============

* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+   Cost for federal income tax purposes.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                                 Principal        Value
                                                                  Amount         (Note 2)
                                                                -----------    ------------
US AGENCY OBLIGATIONS -- 58.9%
FEDERAL FARM CREDIT BANKS DISCOUNT NOTES -- 2.0%
    Federal Farm Credit Banks Discount Notes, 1.76%,
     08/02/02...............................................    $20,000,000    $ 19,968,711
                                                                               ------------
 FEDERAL FARM CREDIT BANKS NOTES -- 12.6%
    Federal Farm Credit Banks Notes, 1.85%, 07/01/02........     15,075,000      15,075,000
    Federal Farm Credit Banks Notes, 1.80%, 08/01/02........      5,000,000       4,999,830
    Federal Farm Credit Banks Notes, 1.83%, 08/01/02........      5,000,000       5,000,063
    Federal Farm Credit Banks Notes, 1.76%, 09/03/02........      7,750,000       7,748,221
    Federal Farm Credit Banks Notes, 1.68%, 07/01/02*.......     52,000,000      51,997,547
    Federal Farm Credit Banks Notes, 1.93%, 12/02/02........     35,875,000      35,886,187
    Federal Farm Credit Banks Notes, 2.53%, 07/02/02........      5,000,000       5,000,000
                                                                               ------------
                                                                                125,706,848
                                                                               ------------
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 7.8%
    Federal Home Loan Banks Discount Notes, 1.77%,
     08/09/02...............................................     50,000,000      49,904,125
    Federal Home Loan Banks Discount Notes, 1.79%,
     11/06/02...............................................     28,300,000      28,119,886
                                                                               ------------
                                                                                 78,024,011
                                                                               ------------
 FEDERAL HOME LOAN BANKS NOTES -- 6.7%
    Federal Home Loan Banks Notes, 6.875%, 07/18/02.........     30,800,000      30,871,653
    Federal Home Loan Banks Notes, 6.00%, 08/15/02..........     22,855,000      22,970,477
    Federal Home Loan Banks Notes, 6.34%, 08/20/02..........      1,500,000       1,508,857
    Federal Home Loan Banks Notes, 3.50%, 08/28/02..........     10,000,000      10,021,107
    Federal Home Loan Banks Notes, 6.00%, 01/28/03..........      2,000,000       2,040,045
                                                                               ------------
                                                                                 67,412,139
                                                                               ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 6.0%
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.81%, 07/08/02........................................     50,000,000      49,982,403
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.86%, 07/18/02........................................      9,616,000       9,607,554
                                                                               ------------
                                                                                 59,589,957
                                                                               ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 9.5%
    Federal Home Loan Mortgage Corporation Notes, 6.63%,
     08/15/02...............................................     21,535,000      21,657,567
    Federal Home Loan Mortgage Corporation Notes, 6.25%,
     10/15/02...............................................     29,205,000      29,546,304
    Federal Home Loan Mortgage Corporation Notes, 2.13%,
     11/14/02...............................................      5,000,000       5,002,868
    Federal Home Loan Mortgage Corporation Notes, 2.21%,
     11/26/02...............................................     10,000,000      10,000,000
    Federal Home Loan Mortgage Corporation Notes, 7.00%,
     02/15/03...............................................     27,915,000      28,755,599
                                                                               ------------
                                                                                 94,962,338
                                                                               ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 4.1%
    Federal National Mortgage Association Discount Notes,
     1.87%, 07/24/02........................................      6,533,000       6,525,195
    Federal National Mortgage Association Discount Notes,
     1.79%, 11/01/02........................................     35,000,000      34,785,946
                                                                               ------------
                                                                                 41,311,141
                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                 Principal        Value
                                                                  Amount         (Note 2)
                                                                -----------    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 10.2%
    Federal National Mortgage Association Notes, 6.25%,
     07/12/02...............................................    $ 4,000,000    $  4,005,286
    Federal National Mortgage Association Notes, 6.75%,
     08/15/02...............................................     26,920,000      27,078,809
    Federal National Mortgage Association Notes, 1.69%,
     07/29/02*..............................................     25,000,000      24,996,714
    Federal National Mortgage Association Notes, 6.38%,
     10/15/02...............................................     16,000,000      16,204,012
    Federal National Mortgage Association Notes, 1.72%,
     07/01/02*..............................................     30,000,000      29,996,577
                                                                               ------------
                                                                                102,281,398
                                                                               ------------
TOTAL US AGENCY OBLIGATIONS
  (Cost $589,256,543)......................................................     589,256,543
                                                                               ------------
REPURCHASE AGREEMENTS -- 40.6%
    With CS First Boston, Inc.: at 1.95%, dated 06/28/02, to
     be repurchased at $200,792,323 on 07/01/02,
     collateralized by $204,775,319 of Federal National
     Mortgage Association Securities with various coupons
     and maturities to 06/15/09 and Tennessee Valley
     Authority Bond 7.125% due 05/01/30.....................    200,759,700     200,759,700
    With UBS Warburg, Inc.: at 1.97%, dated 06/28/02, to be
     repurchased at $205,033,654 on 07/01/02, collateralized
     by $211,152,588 of Federal National Mortgage
     Association Securities with various coupons and
     maturities to 06/01/32.................................    205,000,000     205,000,000
                                                                               ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $405,759,700)......................................................     405,759,700
                                                                               ------------
TOTAL INVESTMENTS (Cost $995,016,243)+ -- 99.5%............................     995,016,243
OTHER ASSETS AND LIABILITIES, NET -- 0.5%..................................       4,554,721
                                                                               ------------
NET ASSETS -- 100.0%.......................................................    $999,570,964
                                                                               ============

* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+ Cost for federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                                 Moody's/S&P      Principal        Value
                                                                  Rating(1)        Amount         (Note 2)
                                                                -------------    -----------    ------------
MUNICIPAL BONDS -- 99.7%
ALABAMA -- 0.8%
    Alabama Housing Fin. Auth. Rev. Bonds (Rime Village
      Hoover Proj.), FNMA Gtd., Ser. 1996-A, 1.20%*,
      07/03/02..............................................      N/R, A-1+      $ 4,200,000    $  4,200,000
                                                                                                ------------
 ARIZONA -- 2.0%
    Salt River Proj., Arizona Agric. Imp. & Power Dist.
      (Promissory Notes), 1.45%, 10/09/02...................      P-1, A-1+        5,000,000       5,000,000
    Salt River Proj., Arizona Agric. Imp. & Power Dist.
      Electric Sys. CP, Ser. A, 1.45%, 10/09/02.............      P-1, A-1+        5,300,000       5,300,000
                                                                                                ------------
                                                                                                  10,300,000
                                                                                                ------------
 FLORIDA -- 12.0%
    City of Jacksonville, FL Poll. Cntrl. Ref. Rev. Bonds
      (Florida Power & Light Co. Proj.), Ser. 1992, 1.75%,
      08/09/02..............................................      P-1, A-1         6,150,000       6,150,000
    Florida Municipal Power Agency (Initial Pooled Loan
      Proj.), Commercial Paper Notes, LOC First Union Bank,
      Ser. A, 1.60%, 08/07/02...............................      P-1, A-1        20,000,000      20,000,000
    Jacksonville, FL Electric Auth. Ref. Variable Rate
      Electric System Subordinate Rev. Bonds, Ser. 2001B,
      1.85%*, 07/01/02......................................    VMIG-1, A-1+       3,500,000       3,500,000
    Orange County, FL Health Fac. Auth. Ref. Prog. Rev.
      Bonds (Pooled Hosp. Loan Prog.), LOC SunTrust Bank,
      Ser. 1985, 1.45%, 09/12/02............................    VMIG-1, A-1+       8,000,000       8,000,000
    Orange County, FL Housing Fin. Auth. Multi-Family
      Housing Ref. Rev. Bonds (Post Fountains at Lee Vista
      Proj.), FNMA Gtd., Ser. 1997E, 1.20%*, 07/03/02.......      N/R, A-1+        4,235,000       4,235,000
    Orlando Utilities Commission Water and Electric Rev.
      Bond Ant. Notes, 1999 Ser. A, 1.45%, 08/21/02.........      P-1, N/R         8,500,000       8,500,000
    St. Lucie County, FL Poll. Cntrl. Ref. Rev. Bonds
      (Florida Power & Light Proj.), Ser. 2000, 1.95%*,
      07/01/02..............................................     VMIG-1, A-1      12,500,000      12,500,000
                                                                                                ------------
                                                                                                  62,885,000
                                                                                                ------------
 GEORGIA -- 11.4%
    Atlanta, GA Downtown Dev. Auth. (CARE Proj.), LOC
      SunTrust Bank, Ser. 1993, 1.25%*, 07/03/02............     VMIG-1, N/R       1,865,000       1,865,000
    Burke County, GA Dev. Auth. Poll. Cntrl. Rev. Bonds
      (Georgia Power Co. Plant Vogtle Proj.), Ser. 1994,
      1.85%*, 07/01/02......................................     VMIG-1, A-1       2,000,000       2,000,000
    City of Smyrna, GA Housing Auth. Multi-Family Housing
      Rev. Bonds (F&M Villages Proj.), FNMA Gtd., Ser. 1997,
      1.20%*, 07/03/02......................................      N/R, A-1+        4,300,000       4,300,000
    Clayton County, GA Hosp. Auth. Rev. Ant. Cert. (Southern
      Regional Medical Center Proj.), LOC SunTrust Bank,
      Ser. 1998B, 1.25%*, 07/03/02..........................      AA1, N/R         3,875,000       3,875,000
    Cobb County, GA Dev. Auth. Rev. Bonds (Whitefield
      Academy, Inc. Proj.), LOC SunTrust Bank, Ser. 2000,
      1.25%*, 07/03/02......................................     VMIG-1, N/R       4,000,000       4,000,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1997, 1.25%*,
      07/03/02..............................................      AA2, N/R         1,700,000       1,700,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.25%*,
      07/03/02..............................................     VMIG-1, N/R       4,800,000       4,800,000
    Columbus, GA Housing Auth. Rev. Bonds (Columbus State
      Univ. Foundation, Inc. Proj.), LOC SunTrust Bank, Ser.
      1997, 1.25%*, 07/03/02................................      AA2, N/R         1,200,000       1,200,000
    Dekalb County, GA Hosp. Auth. Rev. Ant. Cert. (Dekalb
      Medical Center Proj.), LOC SunTrust Bank, Ser. 1993B,
      1.25%*, 07/03/02......................................     VMIG-1, N/R       2,800,000       2,800,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                 Moody's/S&P      Principal        Value
                                                                  Rating(1)        Amount         (Note 2)
                                                                -------------    -----------    ------------
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Kraft Co. Proj.), LOC Banque Nationale de
      Paris, 2.00%*, 07/01/02...............................      P-1, N/R       $ 4,875,000    $  4,875,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Power Co. Plant Hammond Proj.), Ser. 1996,
      1.85%*, 07/01/02......................................     VMIG-1, A-1       4,100,000       4,100,000
    Floyd County, GA Dev. Auth. Rev. Bonds (Berry College,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1999, 1.25%*,
      07/03/02..............................................      AA2, N/R         3,500,000       3,500,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Arthritis
      Foundation, Inc. Proj.), LOC SunTrust Bank, Ser. 1996,
      1.25%*, 07/03/02......................................      AA2, N/R         1,000,000       1,000,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Trinity School,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.25%*,
      07/03/02..............................................     VMIG-1, N/R       2,200,000       2,200,000
    Gwinnett County, GA Dev. Auth. Rev. Bonds (Wesleyan
      School, Inc. Proj.), LOC SunTrust Bank, Ser. 1999,
      1.25%*, 07/03/02......................................      AA2, N/R         5,000,000       5,000,000
    Heard County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Wansley Proj.), Ser. 1996, 1.90%*,
      07/01/02..............................................     VMIG-1, A-1       2,000,000       2,000,000
    Macon Bibb County, GA Hosp. Auth. Rev. Ant. Cert.
      (Central GA Sr. Health, Inc. Carlyle Place Proj.), LOC
      SunTrust Bank, Ser. 2000, 1.85%*, 07/01/02............    VMIG-1, A-1+       2,500,000       2,500,000
    Monroe County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Scherer Proj.), Ser. 1997-1, 1.85%*,
      07/01/02..............................................     VMIG-1, A-1       3,000,000       3,000,000
    Rockdale County, GA Health Fac. Auth. Rev. Bonds
      (Georgia Hosp. Proj.), LOC SunTrust Bank, Ser. 1994,
      1.25%*, 07/03/02......................................     VMIG-1, N/R       4,765,000       4,765,000
                                                                                                ------------
                                                                                                  59,480,000
                                                                                                ------------
 HAWAII -- 0.7%
    State of Hawaii Gen. Oblig. Rev. Bonds, FGIC Insured,
      Ser. 1997, 5.00%, 10/01/02............................      Aaa, AAA         3,500,000       3,527,014
                                                                                                ------------
 ILLINOIS -- 18.2%
    City of Chicago, IL Gas Supply Ref. Bonds (The Peoples
      Gas Light and Coke Co. Proj.), Ser. 2000B, 1.65%,
      11/20/02..............................................    VMIG-1, A-1+      25,000,000      25,000,000
    City of Chicago, IL Gen. Oblig. Tender Notes, LOC
      Landesbank Hessen-Thurigen, Ser. 2002, 1.75%,
      12/05/02..............................................    VMIG-1, A-1+       2,000,000       2,000,000
    Illinois Dev. Fin. Auth. Rev. Bonds (Radiological
      Society Proj.), LOC American NB&T, Ser. 1997, 1.30%*,
      07/04/02..............................................      N/R, A-1+        2,420,000       2,420,000
    Illinois Dev. Fin. Auth. Rev. Bonds, (Goodman Theatre
      Proj.), LOC Banc One N.A./Northern Trust Co., Ser.
      1999, 1.30%*, 07/03/02................................      N/R, A-1+       13,400,000      13,400,000
    Illinois Educ. Fac. Auth. Rev. Bonds (ACI/Cultural
      Pooled Financing Proj.), LOC American NB&T, Ser. 1998,
      1.25%*, 07/03/02......................................      N/R, A-1+       10,000,000      10,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (DePaul Univ.
      Proj.), LOC Northern Trust Co., Ser. 1992, 1.25%*,
      07/03/02..............................................    VMIG-1, A-1+      11,000,000      11,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), Ser. 1998, 1.30%*, 07/03/02...................    VMIG-1, A-1+       1,800,000       1,800,000
    Illinois Health Fac. Auth. Rev. Bonds (Evanston Hosp.
      Proj.), Ser. 1987E, 1.60%, 09/19/02...................    VMIG-1, A-1+       5,000,000       5,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp. Proj.), Ser. 1995, 1.85%*, 07/01/02....    VMIG-1, A-1+      12,600,000      12,600,000
    Oak Forest, IL Dev. Rev. Bonds (Homewood Pool-South
      Suburban Mayors & Managers Assoc. Proj.), LOC Bank One
      NA, Ser. 1989, 1.30%*, 07/03/02.......................     VMIG-1, N/R      11,900,000      11,900,000
                                                                                                ------------
                                                                                                  95,120,000
                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                 Moody's/S&P      Principal        Value
                                                                  Rating(1)        Amount         (Note 2)
                                                                -------------    -----------    ------------
KANSAS -- 0.9%
    Wamego, KS Poll. Cntrl. Ref. Rev. Bonds (Utilicorp
      United, Inc. Proj.), LOC Bank One, NA, Ser. 1996,
      1.30%*, 07/03/02......................................      P-1, A-1       $ 5,000,000    $  5,000,000
                                                                                                ------------
 MARYLAND 2.5%
    Anne Arundel County, MD Gen. Oblig. Bond Ant. Notes
      (Consolidated Water & Sewer Series), Ser. B, 1.55%,
      09/09/02..............................................      P-1, A-1+        5,000,000       5,000,000
    Montgomery County, MD Consolidated CP Bond Ant. Notes,
      Ser. 2002, 1.30%, 07/25/02............................      P-1, A-1+        8,200,000       8,200,000
                                                                                                ------------
                                                                                                  13,200,000
                                                                                                ------------
 MASSACHUSETTS -- 1.0%
    Massachusetts State Water Resources Auth. General Rev.
      Bonds, Ser. A, Prerefunded, 5.50%, 07/15/02...........      Aaa, AAA         5,220,000       5,227,097
                                                                                                ------------
 MICHIGAN -- 0.8%
    Michigan Strategic Fund Ltd. Oblig. Ref. Rev. Bonds
      (Consumers Power Co. Proj.), 1.85%*, 07/01/02.........    VMIG-1, A-1+       4,400,000       4,400,000
                                                                                                ------------
 MINNESOTA -- 2.5%
    City of Rochester, MN Health Care Fac. Rev. Bonds (Mayo
      Foundation/Mayo Medical Center), Ser. 88E, 1.50%,
      08/16/02..............................................      N/R, A-1+       11,570,000      11,570,000
    City of Rochester, MN Health Care Fac. Rev. Bonds (Mayo
      Foundation/Mayo Medical Center), Ser. 88E, 1.50%,
      08/16/02..............................................      N/R, A-1+        1,565,000       1,565,000
                                                                                                ------------
                                                                                                  13,135,000
                                                                                                ------------
 MISSISSIPPI -- 0.1%
    Jackson County, MS Port Fac. Rev. Bonds(Chevron U.S.A.,
      Inc. Proj.), Ser. 1993, 1.85%*, 07/01/02..............      P-1, N/R           750,000         750,000
                                                                                                ------------
 NEBRASKA -- 3.8%
    Omaha Public Power Dist., NE (Commercial Paper Notes),
      1.65%, 08/09/02.......................................      P-1, A-1+       20,000,000      20,000,000
                                                                                                ------------
 NORTH CAROLINA -- 3.1%
    Carteret County, NC Ind. Fac. & Poll. Cntrl. Fin. Auth.
      Rev. Bonds (Texas Gulf Proj.), LOC Banque Nationale de
      Paris, Ser. 1985, 1.38%*, 07/04/02....................      AA3, N/R         5,000,000       5,000,000
    North Carolina Medical Care Commission Hosp. Rev. Bonds
      (Duke Univ. Hosp. Proj.), Ser. 1985D, 1.20%*,
      07/04/02..............................................    VMIG-1, A-1+       1,000,000       1,000,000
    North Carolina Medical Care Commission Hosp. Rev. Bonds
      (Duke Univ. Hosp. Proj.), Ser. 1993A, 1.20%*,
      07/04/02..............................................    VMIG-1, A-1+      10,000,000      10,000,000
                                                                                                ------------
                                                                                                  16,000,000
                                                                                                ------------
 NORTH DAKOTA -- 0.1%
    Grand Forks, ND Health Care Fac. Rev. Bonds (The United
      Hosp. Obligated Group Proj.), LOC LaSalle National
      Bank, Ser. 1992B, 2.03%*, 07/01/02....................     VMIG-1, N/R         740,000         740,000
                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                 Moody's/S&P      Principal        Value
                                                                  Rating(1)        Amount         (Note 2)
                                                                -------------    -----------    ------------
OHIO -- 2.9%
    Lorain County, OH Hosp. Fac. Auth. Rev. Bonds (Catholic
      Healthcare Partners Proj.), Ser. 1997A, 1.65%,
      08/09/02..............................................     VMIG-1, A-1     $15,000,000    $ 15,000,000
                                                                                                ------------
 PENNSYLVANIA -- 7.2%
    Allegheny County, PA Gen. Oblig. Rev. Bonds, FGIC
      Insured, Ser. C-45, 5.25%, 10/01/02...................      Aaa, AAA         2,400,000       2,419,710
    Beaver County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Bonds (Atlantic Richfield Co. Proj.), Ser. 1995,
      1.25%*, 07/03/02......................................    VMIG-1, A-1+       4,200,000       4,200,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.) Ser. A, 1.30%*, 07/03/02..................      N/R, A-1+       10,900,000      10,900,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girocentrale,
      Ser. 1989B, 1.30%*, 07/03/02..........................      N/R, A-1+        5,000,000       5,000,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girocentrale,
      Ser. G2, 1.30%*, 07/03/02.............................      N/R, A-1+        1,200,000       1,200,000
    Montgomery County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Ref. Bonds 2001 (Exelon Generation Company, LLC
      Proj.), LOC Banc One N.A., Ser. B, 1.45%, 10/10/02....      P-1, A-1+       11,000,000      11,000,000
    Philadelphia Auth. for Ind. Dev. Rev. Bonds (The Fox
      Chase Cancer Center Proj.), LOC JP Morgan Chase, Ser.
      2001, 1.85%*, 07/01/02................................      P-1, A-1+        3,000,000       3,000,000
                                                                                                ------------
                                                                                                  37,719,710
                                                                                                ------------
 SOUTH CAROLINA -- 1.7%
    Piedmont Municipal Power Agency Electric Rev. Bds., MBIA
      Insured/SBPA Credit Suisse, Ser. 97B, 1.20%*,
      07/03/02..............................................    VMIG-1, A-1+       3,800,000       3,800,000
    South Carolina State Public Services Auth. (Commercial
      Paper Notes), 1.40%, 08/23/02.........................      P-1, A-1+        5,000,000       5,000,000
                                                                                                ------------
                                                                                                   8,800,000
                                                                                                ------------
 TENNESSEE -- 3.7%
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1984, 1.25%*, 07/04/02................................      N/R, A-1+        3,250,000       3,250,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1995, 1.25%*, 07/04/02................................      N/R, A-1+        1,400,000       1,400,000
    Metropolitan Government of Nashville & Davidson County,
      TN Health and Educ. Fac. Brd. Rev. Bonds 2002
      (Vanderbilt Univ.), Ser. A, 1.85%*, 07/01/02..........    VMIG-1, A-1+       7,400,000       7,400,000
    Montgomery County, TN Public Bldg. Auth. Rev. Bonds
      (Tennessee County Loan Pool), LOC Bank of America,
      Ser. 2002, 1.85%*, 07/01/02...........................     VMIG-1, N/R       7,300,000       7,300,000
                                                                                                ------------
                                                                                                  19,350,000
                                                                                                ------------
 TEXAS -- 13.6%
    Bexar County, TX Housing Fin. Corp. Multifamily Housing
      Ref. Rev. Bonds (Almonte Apartments Proj.), FNMA Gtd,
      1.20%*, 07/03/02......................................      N/R, A-1+       14,500,000      14,500,000
    City of San Antonio, TX Water Sys. (Commercial Paper
      Notes), 1.35%, 07/26/02...............................      P-1, A-1+       11,000,000      11,000,000
    Harris County, TX Gen. Oblig. (Commercial Paper Notes),
      Ser. A, 1.35%, 07/23/02...............................      P-1, A-1+        6,478,000       6,478,000
    Harris County, TX Gen. Oblig. (Commercial Paper Notes),
      Ser. A, 1.45%, 08/12/02...............................      P-1, A-1+        3,000,000       3,000,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                 Moody's/S&P      Principal        Value
                                                                  Rating(1)        Amount         (Note 2)
                                                                -------------    -----------    ------------
    Port Arthur Navigation Dist. of Jefferson County, TX
      Poll. Contrl. Rev. Ref. Bonds (Texaco Inc. Proj.),
      Ser. 1994, 1.85%*, 07/01/02...........................      P-1, A-1+      $10,500,000    $ 10,500,000
    State of Texas Tax & Rev. Ant. Notes, 3.75%, 08/29/02...    MIG-1, SP-1+      25,600,000      25,657,205
                                                                                                ------------
                                                                                                  71,135,205
                                                                                                ------------
 UTAH -- 2.2%
    Utah County, UT Hosp. Rev. Bonds (IHC Health Services
      Inc), Ser. 2002B, 1.85%*, 07/01/02....................     VMIG1, A-1+      11,800,000      11,800,000
                                                                                                ------------
 WASHINGTON -- 5.1%
    King County, WA Sewer Rev. Ant. (Commercial Paper
      Notes), 1.45%, 07/18/02...............................      P-1, A-1        10,000,000      10,000,000
    King County, WA Sewer Rev. Ant. (Commercial Paper
      Notes), 1.40%, 07/29/02...............................      P-1, A-1        12,400,000      12,400,000
    Washington Health Care Fac. Auth. Lease Rev. Bonds
      (National Healthcare Research & Educ. Proj.), LOC
      Banque Nationale de Paris, 1.30%*, 07/03/02...........     VMIG-1, N/R       4,300,000       4,300,000
                                                                                                ------------
                                                                                                  26,700,000
                                                                                                ------------
 WISCONSIN -- 3.4%
    State of Wisconsin Gen. Oblig. (Commercial Paper Notes),
      Ser. A, 1.35%, 08/08/02...............................      P-1, A-1+       11,371,000      11,371,000
    Town of Carlton, WI Environ. Imp. Ref. Rev. Bonds
      (Wisconsin Power and Light Co. Proj.), Ser. 1991B,
      1.85%*, 07/01/02......................................     VMIG-1, A-1       6,400,000       6,400,000
                                                                                                ------------
                                                                                                  17,771,000
                                                                                                ------------
TOTAL MUNICIPAL BONDS (Cost $522,240,026)...................................................     522,240,026
                                                                                                ------------
TOTAL INVESTMENTS (Cost $522,240,026)+ -- 99.7%.............................................     522,240,026
OTHER ASSETS & LIABILITIES, NET -- 0.3%.....................................................       1,567,379
                                                                                                ------------
NET ASSETS -- 100.0%........................................................................    $523,807,405
                                                                                                ============

* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+   Cost for federal income tax purposes.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.
LOC -- Letter of Credit.
SBPA -- Stand-by Bond Purchase Agreement.
TECP -- Tax-Exempt Commercial Paper and multi-modal bonds in commercial paper mode.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2002

                                                                  Prime            U.S.
                                                               Money Market     Government     Tax-Exempt
                                                                  Series          Series         Series
                                                              --------------   ------------   ------------
ASSETS:
Investment in securities, at value*.........................  $2,395,434,317   $995,016,243   $522,240,026
Cash........................................................              72             67         69,040
Interest receivable.........................................       9,873,259      4,979,532      1,720,203
                                                              --------------   ------------   ------------
Total assets................................................   2,405,307,648    999,995,842    524,029,269
                                                              --------------   ------------   ------------
LIABILITIES:
Accrued advisory fee........................................         875,307        372,385        206,719
Other accrued expenses......................................          52,335         52,493         15,145
                                                              --------------   ------------   ------------
Total liabilities...........................................         927,642        424,878        221,864
                                                              --------------   ------------   ------------
NET ASSETS..................................................  $2,404,380,006   $999,570,964   $523,807,405
                                                              ==============   ============   ============
* Investments at cost.......................................  $2,395,434,317   $995,016,243   $522,240,026

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2002

                                                                 Prime          U.S.
                                                              Money Market   Government    Tax-Exempt
                                                                 Series        Series        Series
                                                              ------------   -----------   -----------
INVESTMENT INCOME:
  Interest Income...........................................  $69,745,182    $28,083,297   $10,883,560
                                                              -----------    -----------   -----------
EXPENSES:
  Advisory fees.............................................   11,213,385      5,090,402     2,737,675
  Administration and accounting fees........................      557,752        248,481       146,498
  Trustees' fees............................................        3,312          3,192         3,012
  Professional fees.........................................       58,661         31,751        24,535
  Other.....................................................       27,460        105,368        21,039
                                                              -----------    -----------   -----------
    Total expenses..........................................   11,860,570      5,479,194     2,932,759
                                                              -----------    -----------   -----------
  Net investment income.....................................   57,884,612     22,604,103     7,950,801
                                                              -----------    -----------   -----------
NET REALIZED GAIN ON INVESTMENTS............................        9,681          1,820         1,978
                                                              -----------    -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $57,894,293    $22,605,923   $ 7,952,779
                                                              ===========    ===========   ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                              Prime             U.S.
                                                          Money Market       Government        Tax-Exempt
                                                             Series            Series            Series
                                                         ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................................  $    57,884,612   $    22,604,103   $     7,950,801
  Net realized gain on investments.....................            9,681             1,820             1,978
                                                         ---------------   ---------------   ---------------
Net increase in net assets resulting from operations...       57,894,293        22,605,923         7,952,779
                                                         ---------------   ---------------   ---------------
Transactions in beneficial interest:
  Contributions........................................    6,816,833,987     4,337,085,171     1,328,772,232
  Withdrawals..........................................   (7,017,273,411)   (4,580,127,709)   (1,288,751,521)
                                                         ---------------   ---------------   ---------------
Net increase (decrease) in net assets from transactions
  in beneficial interest...............................     (200,439,424)     (243,042,538)       40,020,711
                                                         ---------------   ---------------   ---------------
Total increase (decrease) in net assets................     (142,545,131)     (220,436,615)       47,973,490
NET ASSETS:
  Beginning of year....................................    2,546,925,137     1,220,007,579       475,833,915
                                                         ---------------   ---------------   ---------------
  End of year..........................................  $ 2,404,380,006   $   999,570,964   $   523,807,405
                                                         ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                              Prime             U.S.
                                                          Money Market       Government        Tax-Exempt
                                                             Series            Series            Series
                                                         ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................................  $   133,842,413   $    50,714,707   $    16,972,795
  Net realized gain on investments.....................           91,466            65,213                --
                                                         ---------------   ---------------   ---------------
Net increase in net assets resulting from operations...      133,933,879        50,779,920        16,972,795
                                                         ---------------   ---------------   ---------------
Transactions in beneficial interest:
  Contributions........................................    9,825,885,047     4,097,560,166     1,462,854,493
  Withdrawals..........................................   (9,488,628,409)   (3,697,476,366)   (1,488,614,133)
                                                         ---------------   ---------------   ---------------
Net increase (decrease) in net assets from transactions
  in beneficial interest...............................      337,256,638       400,083,800       (25,759,640)
                                                         ---------------   ---------------   ---------------
Total increase (decrease) in net assets................      471,190,517       450,863,720        (8,786,845)
NET ASSETS:
  Beginning of year....................................    2,075,734,620       769,143,859       484,620,760
                                                         ---------------   ---------------   ---------------
  End of year..........................................  $ 2,546,925,137   $ 1,220,007,579   $   475,833,915
                                                         ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. Prime Money Market Series, U.S. Government Series, and Tax-Exempt Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

  Security Valuation. Each Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

  Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

  Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

  Repurchase Agreements. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, each Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For its services, RSMC receives a fee of 0.47% of each

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

   Series' first $1 billion of average daily net assets; 0.43% of each Series' next $500 million of average daily net assets; 0.40% of each Series' next $500 million of average daily net assets; and 0.37% of each Series' average daily net assets in excess of $2 billion.

  PFPC Inc., an indirect (majority owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

  Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                           For the Fiscal
                                                            Years Ended       For the Period
                                                              June 30,      November 1, 1999(1)
                                                           --------------         through
                                                           2002      2001      June 30, 2000
                                                           ----      ----   -------------------
PRIME MONEY MARKET SERIES
  Total Return...........................................  2.24%     5.70%         3.75%**
  Ratios to Average Net Assets:
     Expenses............................................  0.45%     0.45%         0.46%*
     Net investment income...............................  2.19%     5.51%         5.63%*
U.S. GOVERNMENT SERIES
  Total Return...........................................  2.06%     5.66%         3.61%**
  Ratios to Average Net Assets:
     Expenses............................................  0.50%     0.49%         0.50%*
     Net investment income...............................  2.07%     5.24%         5.42%*
TAX-EXEMPT SERIES
  Total Return...........................................  1.36%     3.42%         2.30%**
  Ratios to Average Net Assets:
     Expenses............................................  0.50%     0.50%         0.50%*
     Net investment income...............................  1.36%     3.33%         3.45%*

*  Annualized.
** Not annualized.
(1)Commencement of operations.

5. CREDIT RISK.

  Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury and thus may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

  Approximately, 80% of the investments by the Tax-Exempt Series on June 30, 2002, were insured by private issuers that guarantee payment of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  To the Shareholders and Beneficial Interest Holders of WT Investment Trust I:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Prime Money Market Series, U.S. Government Series and Tax-Exempt Series (the "Series") (each a series of WT Investment Trust I) as of June 30, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2002, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         (Ernst & Young LLP)

  Philadelphia, Pennsylvania
  August 2, 2002

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Wilmington Funds") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. The primary responsibility of the Board of Trustees of the Wilmington Funds is to represent the interests of their respective shareholders and to provide oversight management of the Wilmington Funds. The Boards of the Wilmington Funds meet jointly multiple times during the year (i.e. at least quarterly) to review the investment performance and other operational matters of the Wilmington Funds, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, each Board of the Wilmington Funds has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee.

The following tables present certain information regarding the Board of Trustees and officers of the Wilmington Funds. Currently each Board of the Wilmington Funds is comprised of the same nine individuals. In addition to having the same Board members, the Wilmington Funds have the same officers as set forth below. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Wilmington Funds, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Wilmington Funds within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Fund and the Trust, collectively.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment           40        Rodney Square
1100 N. Market Street      President and    death, resignation   Officer of                           Management
Wilmington, DE 19890       Chairman of      or removal.          Wilmington Trust                     Corporation
Date of Birth: 2/49        the Board        Trustee, President   Company since                        (registered
                                            and Chairman of the  February 1996.                       investment
                                            Board since October                                       adviser)
                                            1998.

WILLIAM P. RICHARDS,          Trustee       Shall serve until    Managing Director          40        None
JR.(2)                                      death, resignation   and President,
100 Wilshire Boulevard                      or removal. Trustee  Roxbury Capital
Suite 600                                   since October 1999.  Management LLC
Santa Monica, CA 90401                                           since 1998. Prior
Date of Birth: 11/36                                             to 1998, Principal,
                                                                 Roger Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD              Trustee       Shall serve until    Founder and                40        None
152 W. 57th Street, 44th                    death, resignation   co-manages, R. H.
Floor                                       or removal. Trustee  Arnold & Co., Inc.
New York, NY 10019                          since May 1997.      (investment banking
Date of Birth: 3/44                                              company) since
                                                                 1989.

ERIC BRUCKER                  Trustee       Shall serve until    Dean, School of            40        None
Widener University School                   death, resignation   Business
of Business                                 or removal. Trustee  Administration of
Administration                              since October 1999.  Widener University
One University Place                                             since July 2001.
Chester, PA 19013                                                Prior to that,
Date of Birth: 12/41                                             Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001 and Dean,
                                                                 School of
                                                                 Management at the
                                                                 University of
                                                                 Michigan prior to
                                                                 September 1998.

NICHOLAS A. GIORDANO          Trustee       Shall serve until    Consultant,                40        Kalmar Pooled
1755 Governor's Way                         death, resignation   financial services                   Investment
Blue Bell, PA 19422                         or removal. Trustee  organizations from                   Trust;
Date of Birth: 3/43                         since October 1998.  1997 to present;                     Independence
                                                                 Interim President,                   Blue Cross;
                                                                 LaSalle University                   Fotoball, U.S.A.
                                                                 from 1998 to 1999;                   (sporting and
                                                                 President and Chief                  athletics goods
                                                                 Executive Officer,                   manufacturer);
                                                                 Philadelphia Stock                   DaisyTek
                                                                 Exchange from 1981                   International
                                                                 to 1997.                             (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN JR.               Trustee       Shall serve until    Self-employed              40        Manville
80 Butternut Lane                           death, resignation   financial                            Personal Injury
Stamford, CT 06903                          or removal. Trustee  consultant since                     Settlement Trust
Date of Birth: 5/35                         since October 1999.  1991.

CLEMENT C. MOORE, II          Trustee       Shall serve until    Managing Partner,          40        None
5804 Quaker Neck Road                       death, resignation   Mariemont Holdings,
Chestertown, MD 21620                       or removal. Trustee  LLC, (real estate
Date of Birth: 9/44                         since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN              Trustee       Shall serve until    Retired since 1993.        40        St. Joe Paper
313 Southwinds                              death, resignation                                        Co.
1250 W. Southwinds Blvd.                    or removal. Trustee
Vero Beach, FL 32963                        since October 1999.
Date of Birth: 5/32

MARK A. SARGENT               Trustee       Shall serve until    Dean and Professor         40        St. Thomas More
Villanova University                        death, resignation   of Law, Villanova                    Society of
School of Law                               or removal. Trustee  University School                    Pennsylvania.
299 North Spring Mill                       since November       of Law since July
Road                                        2001.                1997. Associate
Villanova, PA 19085                                              Dean for Academic
Date of Birth: 4/51                                              Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

EXECUTIVE OFFICERS

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG             Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                       pleasure of the      Wilmington Trust
Wilmington, DE 19890                        Board and until      Company Since 1986;
Date of Birth: 12/54                        successor is         and Vice President
                                            elected and          and Director of
                                            qualified. Officer   Rodney Square
                                            since October 1998.  Management
                                                                 Corporation since
                                                                 2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
JOSEPH M. FAHEY, JR.       Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                       pleasure of the      Rodney Square
Wilmington, DE 19890                        Board and until      Management
Date of Birth: 1/57                         successor is         Corporation since
                                            elected and          1992.
                                            qualified. Officer
                                            since November
                                            1999.

FRED FILOON                Vice President   Shall serve at the   Senior Vice               N/A        None
520 Madison Avenue                          pleasure of the      President, Cramer
New York, NY 10022                          Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                         successor is         LLC since 1989.
                                            elected and
                                            qualified. Officer
                                            since August 2000.

JOHN R. GILES              Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                       pleasure of the      Wilmington Trust
Wilmington, DE 19890                        Board and until      Company since 1996.
Date of Birth: 8/57                         successor is
                                            elected and
                                            qualified. Officer
                                            since December
                                            1999.

PAT COLLETTI               Vice President   Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway       and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                        Board and until      Investment
Date of Birth: 11/58                        successor is         Accounting and
                                            elected and          Administration of
                                            qualified. Officer   PFPC Inc. since
                                            since May 1999.      1999. From 1986 to
                                                                 April 1999,
                                                                 Controller for the
                                                                 Reserve Funds.

MARY JANE MALONEY          Secretary        Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway                        pleasure of the      Director of
Wilmington, DE 19809                        Board and until      Regulatory
Date of Birth: 6/58                         successor is         Administration,
                                            elected and          PFPC Inc. since
                                            qualified. Officer   1997. From 1992 to
                                            since October 1998.  1997, Compliance
                                                                 Officer for SEI
                                                                 Investments
                                                                 Company.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                  DISTRIBUTOR
                            PFPC Distributors, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406
                           --------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Money Market Portfolios -- Investor Shares.

WMMPI-ANN-6/02

                                                                      WILMINGTON
                                                                           FUNDS

MONEY MARKET PORTFOLIOS
INVESTOR SHARES

                  - PRIME MONEY MARKET
                  - U.S. GOVERNMENT
                  - TAX-EXEMPT
                                     ANNUAL
                                 June 30, 2002

SPECIAL NOTICE TO SHAREHOLDERS
   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Despite the fact that the economy produced its third consecutive quarterly gain and the long dormant industrial sector began to show signs of life, the second quarter of 2002 still produced the fourth worst equity market return in the last 20 years. Over the last 12 months the S&P 500 Index has fallen approximately 18%. Small cap stocks in the Russell 2000 Index faired relatively better but nevertheless still declined by 9%. The MSCI EAFE Index of foreign stocks also dropped over the last year by 9%. For fixed income investors, the results have been much more positive as the difficulties enumerated above have translated into both a positive environment for the yield curve and a source of funds supporting the bond markets.

     Industrial production has advanced for seven consecutive months and the ISM survey of the nation's manufacturers is up 43% since last October. Furthermore, employment levels have been rising and housing sales and construction are at historically high levels. Despite these pieces of good news, the equity market continues to languish and investors have sought safety in the fixed income markets. The fact of the matter is that investors are concerned about other issues. Mostly, they are concerned with the whole issue of corporate governance and accounting. Starting with Enron and Arthur Andersen, the investing public has endured a seemingly unending spate of bad news and bad decision-making on the part of some executives in corporate America. We all know who they are because we get bombarded daily with the latest developments, which are carried not only in the newspapers, but also on the ubiquitous "all business" television channels.

     Investor confidence will not be restored easily, but two things that are needed to happen are perhaps not that far off on the horizon. First, we believe the issue of corporate governance has to get out of the headlines. We can't be sure that there won't be new and sensational stories, but we suspect that the issuance of second quarter and third quarter financial statements will provide an opportunity for accounting issues to be cleaned up and hopefully, put to rest. Second, the markets will need to focus on something else and, as we mentioned before, the economy is slowly but surely improving and these fundamentals may be harder to ignore as we head for the end of the year. However, as the fundamentals begin to take over, the outlook for fixed income investing will be clouded by concerns, particularly as they relate to the Federal Reserve and their interest rate policies.

     With inflation remaining low and the recovery just taking hold, the Federal Reserve (the "Fed") has considerable maneuvering room. We envision that they will use that room and proceed cautiously. Given these circumstances and the very steep yield curve, fixed income investing should continue to produce positive results. If there is any one lesson to be learned in the past three years, it is the value of asset allocation. Remaining with sectors of the market, even if they fall out of favor momentarily, is critical to investment success. The portfolio managers have decades of experience in good and bad markets and their expertise will serve our shareholders well regardless of the conditions we encounter.

     We are pleased to present the details of our past year's performance.

------------------------
Past performance is not indicative of future results. An investment in the Portfolios is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that any of the Portfolios will be able to maintain a stable net asset value of $1.00.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   PRESIDENT'S MESSAGE -- continued

INVESTMENT RESULTS

     For the fiscal year ended June 30, 2002, the Wilmington Prime Money Market Portfolio paid shareholders dividends of $0.02 per share, the Wilmington U.S. Government Portfolio paid shareholders dividends of $0.02 per share and the Wilmington Tax-Exempt Portfolio paid shareholders dividends of $0.01 per share. Based on each Portfolio's net asset value of $1.00 per share, these dividends represented a return of 1.95%, 1.79% and 1.09%, respectively. A comparison of each Portfolio's performance versus its respective benchmark is presented below:

                                                        For the Fiscal Year
                                                               Ended
                                                           June 30, 2002
                                                        -------------------
WILMINGTON PRIME MONEY MARKET PORTFOLIO                        1.95%
Lipper Money Market Funds                                      1.76%
WILMINGTON U.S. GOVERNMENT PORTFOLIO                           1.79%
Lipper U.S. Government Money Market Funds                      1.81%
WILMINGTON TAX-EXEMPT PORTFOLIO                                1.09%
Lipper Tax-Exempt Money Market Funds                           1.25%

SHORT-TERM MARKET OVERVIEW

     Over the past year, market volatility was extremely high. Rarely in a twelve-month period have the markets had to confront so many significant events. These events included the terrorist attacks on September 11(th), the collapse of Enron, the dramatic revelations of fraudulent and unethical business practices, a recession that was accompanied by severe interest rate cuts by the Fed, and finally, an equity market that suffered significant strains as the excesses of the late 1990's were removed.

     As the third quarter of 2001 began, the outlook called for the slowdown to bottom with growth picking up towards the end of the year. Instead economic activity continued to fall as corporate profits evaporated, layoffs were announced and stock prices tumbled. While not declared officially until later in the year, the economy had in fact entered a recession. These events all helped to push interest rates down across the yield curve. Prior to September 11(th), the Fed eased seven times bringing its Federal funds rate target down from 6% to 3.50%.

     In the wake of the terrorist attack, the Fed lowered its target funds rate 4 more times, lopping an additional 175 basis points ("bps.") off the overnight bank loan rate. The main beneficiary in the fixed income market was the short-term Treasury market. Yield levels dropped by 154 bps. on 3-month T-Bills. However, the long end of the market did not follow suit and yield levels actually rose by the end of the year relative to their position prior to the terrorist attack. With the government needing to respond to both the slowing economy and the threat of terrorism, the anticipated Federal budget surplus melted away, taking with it the prospects for significant Treasury buy back programs. The corporate bond market, which had been performing well prior to the attack, also retreated on concerns over deteriorating credit conditions and the collapse of Enron.

     At the beginning of 2002, market expectations centered on a recovering economy and a less accommodative monetary policy. With first quarter 2002 GDP posting a 6.1% increase, the markets were not disappointed. The

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   PRESIDENT'S MESSAGE -- continued

fixed income markets sensed the strengthening economy and interest rates headed higher in anticipation of Fed tightening. The one-year rate climbed nearly 100 bps. to 3.05%, while two-year Treasury Notes added 70 bps. to finish the quarter at 3.72%. Ten-year Treasury Notes rose 35 bps. during the same time period to finish at 5.40%. However, one of the most important developments continued to take place in the corporate bond market, where the market continued to feel the impact of the Enron collapse. The issue of corporate accountability spread and several major investment grade credits found that they were restricted from accessing the capital markets.

     By the end of the second quarter, short-term interest rates tumbled as continued credit deterioration and equity market weakness prompted investors to re-assess the timing of future Fed tightening. The low inflation environment provides the Fed significant latitude regarding its next move.

     We invite your comments and questions and thank you for your investment in the Wilmington Money Market Portfolios -- Service Shares. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/ Robert J. Christian

                                         Robert J. Christian
August 8, 2002                           President

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2002

                                                              Prime            U.S.
                                                           Money Market     Government     Tax-Exempt
                                                            Portfolio       Portfolio      Portfolio
                                                          --------------   ------------   ------------
ASSETS:
Investment in Series, at value..........................  $2,404,378,886   $999,569,844   $523,806,329
Other assets............................................           2,093            977            497
                                                          --------------   ------------   ------------
Total assets............................................   2,404,380,979    999,570,821    523,806,826
                                                          --------------   ------------   ------------
LIABILITIES:
Dividends payable.......................................       2,451,164        847,677        304,518
Accrued expenses........................................         582,100        233,964        138,889
                                                          --------------   ------------   ------------
Total liabilities.......................................       3,033,264      1,081,641        443,407
                                                          --------------   ------------   ------------
NET ASSETS..............................................  $2,401,347,715   $998,489,180   $523,363,419
                                                          ==============   ============   ============
NET ASSETS CONSIST OF:
Paid-in capital.........................................  $2,401,327,581   $998,479,214   $523,363,101
Accumulated net realized gain on investments............          20,134          9,966            318
                                                          --------------   ------------   ------------
NET ASSETS..............................................  $2,401,347,715   $998,489,180   $523,363,419
                                                          ==============   ============   ============
NET ASSETS BY SHARE CLASS:
  Investor Shares.......................................  $   43,313,638   $ 23,575,549   $ 29,596,592
  Service Shares........................................   2,358,034,077    974,913,631    493,766,827
                                                          --------------   ------------   ------------
                                                          $2,401,347,715   $998,489,180   $523,363,419
                                                          ==============   ============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares)
  Investor Shares.......................................      43,246,914     23,517,461     29,604,845
  Service Shares........................................   2,358,080,667    974,961,753    493,764,939
NET ASSET VALUE, offering and redemption price per share
  Investor Shares.......................................           $1.00          $1.00          $1.00
  Service Shares........................................           $1.00          $1.00          $1.00

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2002

                                                              Prime           U.S.
                                                           Money Market    Government     Tax-Exempt
                                                            Portfolio       Portfolio      Portfolio
                                                           ------------    -----------    -----------
NET INVESTMENT INCOME FROM SERIES:
  Interest income........................................  $69,745,153     $28,083,269    $10,883,539
  Expenses...............................................  (11,860,566)     (5,479,190)    (2,932,754)
                                                           ------------    -----------    -----------
    Net investment income from Series....................   57,884,587      22,604,079      7,950,785
                                                           ------------    -----------    -----------
EXPENSES:
  Transfer agent fees....................................       82,687          42,343         30,541
  Reports to shareholders................................      102,278          58,677         29,088
  Trustees' fees.........................................        9,461           8,560          9,460
  Distribution fees -- Investor Shares...................           --           9,047          7,680
  Shareholder service fees -- Service Shares.............    6,361,998       2,626,777      1,382,019
  Registration fees......................................       67,087          14,530         18,830
  Professional fees......................................      179,000          81,846         47,417
  Other..................................................       98,091          57,020         29,433
                                                           ------------    -----------    -----------
    Total expenses.......................................    6,900,602       2,898,800      1,554,468
                                                           ------------    -----------    -----------
  Net investment income..................................   50,983,985      19,705,279      6,396,317
                                                           ------------    -----------    -----------
NET REALIZED GAIN ON INVESTMENTS FROM SERIES.............        9,681           1,820          1,978
                                                           ------------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $50,993,666     $19,707,099    $ 6,398,295
                                                           ============    ===========    ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                           Prime             U.S.
                                                       Money Market       Government       Tax-Exempt
                                                         Portfolio         Portfolio        Portfolio
                                                      ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.............................  $    50,983,985   $    19,705,279   $   6,396,317
  Net realized gain on investments..................            9,681             1,820           1,978
                                                      ---------------   ---------------   -------------
Net increase in net assets resulting from
  operations........................................       50,993,666        19,707,099       6,398,295
                                                      ---------------   ---------------   -------------
Distributions to shareholders:
  From net investment income........................      (50,983,985)      (19,705,279)     (6,396,317)
  From net realized gain............................          (57,501)          (62,227)             --
                                                      ---------------   ---------------   -------------
Total distributions.................................      (51,041,486)      (19,767,506)     (6,396,317)
                                                      ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares......      766,993,762       179,212,549     429,734,505
  Proceeds from shares sold -- Service Shares.......    6,049,840,226     4,157,872,622     899,037,727
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares.................................          825,091           123,271          31,849
    Service Shares..................................        2,696,341           302,170          85,563
  Cost of shares redeemed -- Investor Shares........   (1,107,387,956)     (251,082,336)   (465,307,489)
  Cost of shares redeemed -- Service Shares.........   (5,849,862,831)   (4,303,977,953)   (815,008,718)
                                                      ---------------   ---------------   -------------
Net increase (decrease) in net assets from Portfolio
  share transactions................................     (136,895,367)     (217,549,677)     48,573,437
                                                      ---------------   ---------------   -------------
Total increase (decrease) in net assets.............     (136,943,187)     (217,610,084)     48,575,415
NET ASSETS:
  Beginning of year.................................    2,538,290,902     1,216,099,264     474,788,004
                                                      ---------------   ---------------   -------------
  End of year.......................................  $ 2,401,347,715   $   998,489,180   $ 523,363,419
                                                      ===============   ===============   =============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                        Shares            Shares          Shares
                                                      ---------------   ---------------   -------------
  Shares sold -- Investor Shares....................      766,993,762       179,212,549     429,734,505
  Shares sold -- Service Shares.....................    6,049,840,226     4,157,872,622     899,037,727
  Shares issued on reinvestment of distributions --
    Investor Shares.................................          825,091           123,271          31,849
    Service Shares..................................        2,696,341           302,170          85,563
  Shares redeemed -- Investor Shares................   (1,107,387,956)     (251,082,336)   (465,307,489)
  Shares redeemed -- Service Shares.................   (5,849,862,831)   (4,303,977,953)   (815,008,718)
                                                      ---------------   ---------------   -------------
  Net increase (decrease) in shares.................     (136,895,367)     (217,549,677)     48,573,437
                                                      ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                          Prime             U.S.
                                                      Money Market       Government        Tax-Exempt
                                                        Portfolio         Portfolio         Portfolio
                                                     ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income............................  $   132,374,504   $    49,736,591   $    16,760,482
  Net realized gain on investments.................           91,466            65,213                --
                                                     ---------------   ---------------   ---------------
Net increase in net assets resulting from
  operations.......................................      132,465,970        49,801,804        16,760,482
                                                     ---------------   ---------------   ---------------
Distributions to shareholders from net investment
  income...........................................     (132,374,504)      (49,736,591)      (16,760,482)
                                                     ---------------   ---------------   ---------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares.....    5,818,404,564     2,238,404,646       922,188,838
  Proceeds from shares sold -- Service Shares......    4,007,480,483     1,859,155,520       540,665,655
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares................................        9,407,179         1,489,604           403,396
  Cost of shares redeemed -- Investor Shares.......   (7,509,037,421)   (2,909,745,763)   (1,340,546,406)
  Cost of shares redeemed -- Service Shares........   (1,852,073,552)     (738,390,606)     (131,015,287)
                                                     ---------------   ---------------   ---------------
Net increase (decrease) in net assets from
  Portfolio share transactions.....................      474,181,253       450,913,401        (8,303,804)
                                                     ---------------   ---------------   ---------------
Total increase (decrease) in net assets............      474,272,719       450,978,614        (8,303,804)
NET ASSETS:
  Beginning of year................................    2,064,018,183       765,120,650       483,091,808
                                                     ---------------   ---------------   ---------------
  End of year......................................  $ 2,538,290,902   $ 1,216,099,264   $   474,788,004
                                                     ===============   ===============   ===============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                       Shares            Shares            Shares
                                                     ---------------   ---------------   ---------------
  Shares sold -- Investor Shares...................    5,818,404,564     2,238,404,646       922,188,838
  Shares sold -- Service Shares....................    4,007,480,483     1,859,155,520       540,665,655
  Shares issued on reinvestment of distributions:
    Investor Shares................................        9,407,179         1,489,604           403,396
  Shares redeemed -- Investor Shares...............   (7,509,037,421)   (2,909,745,763)   (1,340,546,406)
  Shares redeemed -- Service Shares................   (1,852,073,552)     (738,390,606)     (131,015,287)
                                                     ---------------   ---------------   ---------------
  Net increase (decrease) in shares................      474,181,253       450,913,401        (8,303,804)
                                                     ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                 For the       For the Period
                                                               Fiscal Year    April 2, 2001(2)
                                                                  Ended           through
                                                              June 30, 2002    June 30, 2001
PRIME MONEY MARKET PORTFOLIO -- SERVICE SHARES                -------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................   $     1.00        $     1.00
                                                               ----------        ----------
INVESTMENT OPERATIONS:
  Net investment income.....................................         0.02              0.01
                                                               ----------        ----------
DISTRIBUTIONS:
  From net investment income................................        (0.02)            (0.01)
  From net realized gain....................................           --(3)             --
                                                               ----------        ----------
    Total distributions.....................................        (0.02)            (0.01)
                                                               ==========        ==========
NET ASSET VALUE -- END OF PERIOD............................   $     1.00        $     1.00
                                                               ==========        ==========
TOTAL RETURN................................................        1.95%             1.01%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..................................................        0.72%             0.72%*
  Net investment income.....................................        1.91%             3.97%*
Net assets at end of period (000 omitted)...................   $2,358,034        $2,155,407

*    Annualized.
**   Not annualized.
(1)  The expense and net investment income ratios include
     expenses allocated from the WT Investment Trust I -- Prime
     Money Market Series.
(2)  Commencement of operations.
(3)  Distributions were less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                                                 For the       For the Period
                                                               Fiscal Year    April 2, 2001(2)
                                                                  Ended           through
                                                              June 30, 2002    June 30, 2001
U.S. GOVERNMENT PORTFOLIO -- SERVICE SHARES                   -------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................   $     1.00        $     1.00
                                                               ----------        ----------
INVESTMENT OPERATIONS:
  Net investment income.....................................         0.02              0.01
                                                               ----------        ----------
DISTRIBUTIONS:
  From net investment income................................        (0.02)            (0.01)
  From net realized gain....................................           --(3)             --
                                                               ----------        ----------
    Total distributions.....................................        (0.02)            (0.01)
                                                               ==========        ==========
NET ASSET VALUE -- END OF PERIOD............................   $     1.00        $     1.00
                                                               ==========        ==========
TOTAL RETURN................................................        1.79%             0.94%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..................................................        0.78%             0.78%*
  Net investment income.....................................        1.78%             3.75%*
Net assets at end of period (000 omitted)...................   $  974,914        $1,120,776

*    Annualized.
**   Not annualized.
(1)  The expense and net investment income ratios include
     expenses allocated from the WT Investment Trust I -- U.S.
     Government Series.
(2)  Commencement of operations.
(3)  Distributions were less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                                                 For the       For the Period
                                                               Fiscal Year    April 2, 2001(2)
                                                                  Ended           through
                                                              June 30, 2002    June 30, 2001
TAX-EXEMPT PORTFOLIO -- SERVICE SHARES                        -------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................    $   1.00          $   1.00
                                                                --------          --------
INVESTMENT OPERATIONS:
  Net investment income.....................................        0.01              0.01
                                                                --------          --------
DISTRIBUTIONS:
  From net investment income................................       (0.01)            (0.01)
                                                                --------          --------
NET ASSET VALUE -- END OF PERIOD............................    $   1.00          $   1.00
                                                                ========          ========
TOTAL RETURN................................................       1.09%             0.64%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..................................................       0.78%             0.79%*
  Net investment income.....................................       1.08%             2.38%*
Net assets at end of period (000 omitted)...................    $493,767          $409,650

*    Annualized.
**   Not annualized.
(1)  The expense and net investment income ratios include
     expenses allocated from the WT Investment Trust
     I -- Tax-Exempt Series.
(2)  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio, and Wilmington Tax-Exempt Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

  The Portfolios currently offer two classes of shares: Investor Shares and Service Shares. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. Service Shares are offered to investors, which use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder servicing fee. The Service Shares commenced operations on April 2, 2001. Information regarding the Investor Shares is included in a separate shareholder report.

  Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of June 30, 2002, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

  Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

  Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

  Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Portfolio's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

  Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Tax-Exempt Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   NOTES TO FINANCIAL STATEMENTS -- continued

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

  The Investor Shares of each Portfolio have adopted a distribution plan under Rule 12b-l that allows a Portfolio to pay a fee to PFPC Distributors, Inc. for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. While the Rule 12b-l Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets of the Investor Shares, the Board of Trustees limited annual payments to 0.05% of average daily net assets for the period July 1, 2001 through October 31, 2001 and 0.10% of average daily net assets thereafter.

  The Service Shares of each Portfolio have adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship.

  PFPC Inc. ("PFPC"), an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Fund on behalf of the Portfolios.

  PFPC also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of the Portfolios.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid during the years ended June 30, 2002 and 2001 was as follows:

                                   Prime Money       U.S. Government         Tax-Exempt
                                 Market Portfolio       Portfolio            Portfolio
                                 ----------------    ---------------    --------------------
Year ended June 30, 2002
Ordinary Income................    $ 51,041,486        $19,767,506                   --
Tax-Exempt Income..............              --                 --          $ 6,396,317

Year ended June 30, 2001
Ordinary Income................    $132,374,504        $49,736,591                   --
Tax-Exempt Income..............              --                 --          $16,760,482

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   NOTES TO FINANCIAL STATEMENTS -- continued

  As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                   Prime Money       U.S. Government         Tax-Exempt
                                 Market Portfolio       Portfolio            Portfolio
                                 ----------------    ---------------    --------------------
Undistributed ordinary
  income.......................      $20,134             $9,966                 $318

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statements of assets and liabilities of Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio and Wilmington Tax-Exempt Portfolio (the "Portfolios") (each a series of WT Mutual Fund) as of June 30, 2002, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights (Service Shares) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios at June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights (Service Shares) for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                         [Ernst & Young LLP]

Philadelphia, Pennsylvania
August 2, 2002

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Wilmington Tax-Exempt Portfolio designates dividends in the amount of $6,396,317 as tax-exempt dividends.

In January, 2003 shareholders of the Portfolios will receive Federal income tax information on all distributions paid to their accounts in calendar year 2002, including any distributions paid between June 30, 2002 and December 31, 2002.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   ANNUAL REPORT / JUNE 30, 2002

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P     Principal
                                                                 Rating(1)        Amount           Value
                                                                -----------    ------------    --------------
CERTIFICATES OF DEPOSIT -- 62.5%
FOREIGN BANKS, FOREIGN CENTERS -- 26.6%
    Barclay's Bank PLC, 1.88%, 08/27/02.....................     P-1, A-1+     $ 40,000,000    $   40,001,216
    Barclay's Bank PLC, 2.10%, 01/10/03.....................     P-1, A-1+       70,000,000        70,000,000
    Credit Agricole Indosuez, 2.16%, 10/11/02...............     P-1, A-1+      100,000,000       100,005,463
    Credit Suisse First Boston, 1.98%, 08/29/02.............     P-1, A-1+      100,000,000       100,001,620
    Deutsche Bank, 1.89%, 08/27/02..........................     P-1, A-1+       10,000,000        10,000,623
    Deutsche Bank, 1.86%, 08/29/02..........................     P-1, A-1+      100,000,000       100,001,613
    Landesbank Hessen -- Thuring Girozentrale, 1.88%,
      07/08/02..............................................     P-1, A-1+       75,000,000        75,000,145
    Landesbank Hessen -- Thuring Girozentrale, 1.89%,
      08/27/02..............................................     P-1, A-1+       35,000,000        35,000,545
    Societe Generale, 1.85%, 07/08/02.......................     P-1, A-1+      110,000,000       110,000,213
                                                                                               --------------
                                                                                                  640,011,438
                                                                                               --------------
 FOREIGN BANKS, U.S. BRANCHES -- 31.3%
    Abbey National Treasury, 1.87%, 07/08/02................     P-1, A-1+      110,000,000       110,000,212
    ABN-AMRO Bank, 2.10%, 12/31/02..........................     P-1, A-1+      100,000,000       100,000,000
    Canadian Imperial Bank of Commerce, 1.71%, 07/31/02.....     P-1, A-1+      110,000,000       110,000,000
    Lloyd's Bank PLC, 1.87%, 07/08/02.......................     P-1, A-1+       60,000,000        60,000,116
    Lloyd's Bank PLC, 2.02%, 08/05/02.......................     P-1, A-1+       50,000,000        50,000,483
    Royal Bank of Scotland, 2.39%, 11/20/02.................     P-1, A-1+       22,000,000        22,025,114
    Royal Bank of Scotland, 2.09%, 01/10/03.................     P-1, A-1+       80,000,000        80,001,058
    Toronto Dominion, 1.84%, 07/03/02.......................     P-1, A-1+      110,000,000       110,000,000
    UBS AG, 1.95%, 08/05/02.................................     P-1, A-1+      110,000,000       110,000,794
                                                                                               --------------
                                                                                                  752,027,777
                                                                                               --------------
 U.S. BANKS, U.S. BRANCHES -- 4.6%
    Chase Bank (USA), 1.91%, 01/21/03.......................     P-1, A-1+      110,000,000       110,000,000
                                                                                               --------------
   TOTAL CERTIFICATES OF DEPOSIT(COST $1,502,039,215)......................................     1,502,039,215
                                                                                               --------------
COMMERCIAL PAPER -- 19.1%
 AUTOMOBILES -- 3.6%
    Volkswagen of America, Inc., 1.81%, 07/29/02............     P-1, A-1        44,500,000        44,437,527
    Volkswagen of America, Inc., 1.80%, 08/01/02............     P-1, A-1        42,300,000        42,234,435
                                                                                               --------------
                                                                                                   86,671,962
                                                                                               --------------
 BANKS -- 4.6%
    Royal Bank of Canada, 1.95%, 08/29/02...................     P-1, A-1+      110,000,000       109,649,360
                                                                                               --------------
 FINANCE -- 1.0%
    Park Avenue Receivables Corp., 1.80%, 09/04/02..........     P-1, A-1        25,000,000        24,918,750
                                                                                               --------------
 FINANCIAL SERVICES -- 1.9%
    Marsh & McLennan Co., Inc., 1.80%, 08/08/02.............     P-1, A-1+       45,000,000        44,914,500
                                                                                               --------------
 LEASING -- 4.6%
    Vehicle Servicing Corp. of America, 1.81%, 08/28/02.....     P-1, A-1+      110,450,000       110,127,915
                                                                                               --------------
 MEDICAL SERVICES -- 1.4%
    Medical Building VIII, 1.92%, 07/01/02..................     NR, A-1+        33,400,000        33,400,000
                                                                                               --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                Moody's/S&P     Principal
                                                                 Rating(1)        Amount           Value
                                                                -----------    ------------    --------------
SECURITIES DEALERS -- 2.0%
    Goldman Sachs, 2.18%, 11/04/02..........................     P-1, A-1+     $ 50,000,000    $   49,618,500
                                                                                               --------------
   TOTAL COMMERCIAL PAPER(COST $459,300,987)...............................................       459,300,987
                                                                                               --------------
U.S. AGENCY OBLIGATIONS -- 3.1%
    Federal Home Loan Bank Notes, 6.00%, 08/15/02..........................      25,000,000        25,118,621
    Federal Home Loan Mortgage Notes, 6.63%, 08/15/02......................      50,000,000        50,275,294
                                                                                               --------------
   TOTAL U.S. AGENCY OBLIGATIONS(COST $75,393,915).........................................        75,393,915
                                                                                               --------------
BANK NOTES -- 10.8%
    Bank of America, N.A., 2.00%, 10/28/02..................     P-1, A-1+       75,000,000        75,000,000
    National City Bank Cleveland, 1.78%, 07/22/02*..........     P-1, A-1       110,000,000       110,000,000
    Wells Fargo Bank, N.A., 1.78%, 07/22/02*................     P-1, A-1+       75,000,000        75,000,000
                                                                                               --------------
   TOTAL BANK NOTES(COST $260,000,000).....................................................       260,000,000
                                                                                               --------------
REPURCHASE AGREEMENTS -- 4.1%
    With UBS Warburg, Inc.: at 1.97%, dated 06/28/02, to be repurchased at$98,716,403 on 07/01/02, collateralized by $101,663,088 of Federal
      National Mortgage Association Securities with various coupons and
      maturities to 06/01/32 (Cost $98,700,200)............................      98,700,200        98,700,200
                                                                                               --------------
TOTAL INVESTMENTS (Cost $2,395,434,317)+ -- 99.6%..........................................     2,395,434,317
OTHER ASSETS AND LIABILITIES, NET -- 0.4%..................................................         8,945,689
                                                                                               --------------
NET ASSETS -- 100.0%.......................................................................    $2,404,380,006
                                                                                               ==============

* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+   Cost for federal income tax purposes.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment advisor. The ratings shown are unaudited.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                                 Principal        Value
                                                                  Amount         (Note 2)
                                                                -----------    ------------
US AGENCY OBLIGATIONS -- 58.9%
 FEDERAL FARM CREDIT BANKS DISCOUNT NOTES -- 2.0%
    Federal Farm Credit Banks Discount Notes, 1.76%,
     08/02/02...............................................    $20,000,000    $ 19,968,711
                                                                               ------------
 FEDERAL FARM CREDIT BANKS NOTES -- 12.6%
    Federal Farm Credit Banks Notes, 1.85%, 07/01/02........     15,075,000      15,075,000
    Federal Farm Credit Banks Notes, 1.80%, 08/01/02........      5,000,000       4,999,830
    Federal Farm Credit Banks Notes, 1.83%, 08/01/02........      5,000,000       5,000,063
    Federal Farm Credit Banks Notes, 1.76%, 09/03/02........      7,750,000       7,748,221
    Federal Farm Credit Banks Notes, 1.68%, 07/01/02*.......     52,000,000      51,997,547
    Federal Farm Credit Banks Notes, 1.93%, 12/02/02........     35,875,000      35,886,187
    Federal Farm Credit Banks Notes, 2.53%, 07/02/02........      5,000,000       5,000,000
                                                                               ------------
                                                                                125,706,848
                                                                               ------------
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 7.8%
    Federal Home Loan Banks Discount Notes, 1.77%,
     08/09/02...............................................     50,000,000      49,904,125
    Federal Home Loan Banks Discount Notes, 1.79%,
     11/06/02...............................................     28,300,000      28,119,886
                                                                               ------------
                                                                                 78,024,011
                                                                               ------------
 FEDERAL HOME LOAN BANKS NOTES -- 6.7%
    Federal Home Loan Banks Notes, 6.875%, 07/18/02.........     30,800,000      30,871,653
    Federal Home Loan Banks Notes, 6.00%, 08/15/02..........     22,855,000      22,970,477
    Federal Home Loan Banks Notes, 6.34%, 08/20/02..........      1,500,000       1,508,857
    Federal Home Loan Banks Notes, 3.50%, 08/28/02..........     10,000,000      10,021,107
    Federal Home Loan Banks Notes, 6.00%, 01/28/03..........      2,000,000       2,040,045
                                                                               ------------
                                                                                 67,412,139
                                                                               ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT
   NOTES -- 6.0%
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.81%, 07/08/02........................................     50,000,000      49,982,403
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.86%, 07/18/02........................................      9,616,000       9,607,554
                                                                               ------------
                                                                                 59,589,957
                                                                               ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 9.5%
    Federal Home Loan Mortgage Corporation Notes, 6.63%,
     08/15/02...............................................     21,535,000      21,657,567
    Federal Home Loan Mortgage Corporation Notes, 6.25%,
     10/15/02...............................................     29,205,000      29,546,304
    Federal Home Loan Mortgage Corporation Notes, 2.13%,
     11/14/02...............................................      5,000,000       5,002,868
    Federal Home Loan Mortgage Corporation Notes, 2.21%,
     11/26/02...............................................     10,000,000      10,000,000
    Federal Home Loan Mortgage Corporation Notes, 7.00%,
     02/15/03...............................................     27,915,000      28,755,599
                                                                               ------------
                                                                                 94,962,338
                                                                               ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES --4.1%
    Federal National Mortgage Association Discount Notes,
     1.87%, 07/24/02........................................      6,533,000       6,525,195
    Federal National Mortgage Association Discount Notes,
     1.79%, 11/01/02........................................     35,000,000      34,785,946
                                                                               ------------
                                                                                 41,311,141
                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                 Principal        Value
                                                                  Amount         (Note 2)
                                                                -----------    ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 10.2%
    Federal National Mortgage Association Notes, 6.25%,
     07/12/02...............................................    $ 4,000,000    $  4,005,286
    Federal National Mortgage Association Notes, 6.75%,
     08/15/02...............................................     26,920,000      27,078,809
    Federal National Mortgage Association Notes, 1.69%,
     07/29/02*..............................................     25,000,000      24,996,714
    Federal National Mortgage Association Notes, 6.38%,
     10/15/02...............................................     16,000,000      16,204,012
    Federal National Mortgage Association Notes, 1.72%,
     07/01/02*..............................................     30,000,000      29,996,577
                                                                               ------------
                                                                                102,281,398
                                                                               ------------
TOTAL US AGENCY OBLIGATIONS (Cost $589,256,543)............................     589,256,543
                                                                               ------------
REPURCHASE AGREEMENTS -- 40.6%
    With CS First Boston, Inc.: at 1.95%, dated 06/28/02, to
     be repurchased at $200,792,323 on 07/01/02,
     collateralized by $204,775,319 of Federal National
     Mortgage Association Securities with various coupons
     and maturities to 06/15/09 and Tennesee Valley
     Authority Bond 7.125% due 05/01/30.....................    200,759,700     200,759,700
    With UBS Warburg, Inc.: at 1.97%, dated 06/28/02, to be
     repurchased at $205,033,654 on 07/01/02, collateralized
     by $211,152,588 of Federal National Mortgage
     Association Securities with various coupons and
     maturities to 06/01/32.................................    205,000,000     205,000,000
                                                                               ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $405,759,700)......................................................     405,759,700
                                                                               ------------
TOTAL INVESTMENTS (Cost $995,016,243)+ -- 99.5%............................     995,016,243
OTHER ASSETS AND LIABILITIES, NET -- 0.5%..................................       4,554,721
                                                                               ------------
NET ASSETS -- 100.0%.......................................................    $999,570,964
                                                                               ============

* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+   Cost for federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
MUNICIPAL BONDS -- 99.7%
ALABAMA -- 0.8%
    Alabama Housing Fin. Auth. Rev. Bonds (Rime Village
      Hoover Proj.), FNMA Gtd., Ser. 1996-A, 1.20%*,
      07/03/02..............................................     N/R, A-1+      $ 4,200,000    $  4,200,000
                                                                                               ------------
 ARIZONA -- 2.0%
    Salt River Proj., Arizona Agric. Imp. & Power Dist.
      (Promissory Notes), 1.45%, 10/09/02...................     P-1, A-1+        5,000,000       5,000,000
    Salt River Proj., Arizona Agric. Imp. & Power Dist.
      Electric Sys. CP, Ser. A, 1.45%, 10/09/02 ............     P-1, A-1+        5,300,000       5,300,000
                                                                                               ------------
                                                                                                 10,300,000
                                                                                               ------------
 FLORIDA -- 12.0%
    City of Jacksonville, FL Poll. Cntrl. Ref. Rev. Bonds
      (Florida Power & Light Co. Proj.), Ser. 1992, 1.75%,
      08/09/02..............................................      P-1, A-1        6,150,000       6,150,000
    Florida Municipal Power Agency (Initial Pooled Loan
      Proj.), Commercial Paper Notes, LOC First Union Bank,
      Ser. A, 1.60%, 08/07/02...............................      P-1, A-1       20,000,000      20,000,000
    Jacksonville, FL Electric Auth. Ref. Variable Rate
      Electric System Subordinate Rev. Bonds, Ser. 2001 B,
      1.85%*, 07/01/02......................................    VMIG-1, A-1+      3,500,000       3,500,000
    Orange County, FL Health Fac. Auth. Ref. Prog. Rev.
      Bonds (Pooled Hosp. Loan Prog.), LOC SunTrust Bank,
      Ser. 1985, 1.45%, 09/12/02............................    VMIG-1, A-1+      8,000,000       8,000,000
    Orange County, FL Housing Fin. Auth. Multi-Family
      Housing Ref. Rev. Bonds (Post Fountains at Lee Vista
      Proj.), FNMA Gtd., Ser. 1997E, 1.20%*, 07/03/02.......     N/R, A-1+        4,235,000       4,235,000
    Orlando Utilities Commission Water and Electric Rev.
      Bond Ant. Notes, 1999 Ser. A, 1.45%, 08/21/02.........      P-1, N/R        8,500,000       8,500,000
    St. Lucie County, FL Poll. Cntrl. Ref. Rev. Bonds
      (Florida Power & Light Proj.), Ser. 2000, 1.95%*,
      07/01/02..............................................    VMIG-1, A-1      12,500,000      12,500,000
                                                                                               ------------
                                                                                                 62,885,000
                                                                                               ------------
 GEORGIA -- 11.4%
    Atlanta, GA Downtown Dev. Auth. (CARE Proj.), LOC
      SunTrust Bank, Ser. 1993, 1.25%*, 07/03/02............    VMIG-1, N/R       1,865,000       1,865,000
    Burke County, GA Dev. Auth. Poll. Cntrl. Rev. Bonds
      (Georgia Power Co. Plant Vogtle Proj.), Ser. 1994,
      1.85%*, 07/01/02 .....................................    VMIG-1, A-1       2,000,000       2,000,000
    City of Smyrna, GA Housing Auth. Multi-Family Housing
      Rev. Bonds (F&M Villages Proj.), FNMA Gtd., Ser. 1997,
      1.20%*, 07/03/02 .....................................     N/R, A-1+        4,300,000       4,300,000
    Clayton County, GA Hosp. Auth. Rev. Ant. Cert. (Southern
      Regional Medical Center Proj.), LOC SunTrust Bank,
      Ser. 1998B, 1.25%*, 07/03/02 .........................      AA1, N/R        3,875,000       3,875,000
    Cobb County, GA Dev. Auth. Rev. Bonds (Whitefield
      Academy, Inc. Proj.), LOC SunTrust Bank, Ser. 2000,
      1.25%*, 07/03/02 .....................................    VMIG-1, N/R       4,000,000       4,000,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1997, 1.25%*,
      07/03/02..............................................      AA2, N/R        1,700,000       1,700,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.25%*,
      07/03/02 .............................................    VMIG-1, N/R       4,800,000       4,800,000
    Columbus, GA Housing Auth. Rev. Bonds (Columbus State
      Univ. Foundation, Inc. Proj.), LOC SunTrust Bank, Ser.
      1997, 1.25%*, 07/03/02 ...............................      AA2, N/R        1,200,000       1,200,000
    Dekalb County, GA Hosp. Auth. Rev. Ant. Cert. (Dekalb
      Medical Center Proj.), LOC SunTrust Bank, Ser. 1993B,
      1.25%*, 07/03/02 .....................................    VMIG-1, N/R       2,800,000       2,800,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Kraft Co. Proj.), LOC Banque Nationale de
      Paris, 2.00%*, 07/01/02 ..............................      P-1, N/R      $ 4,875,000    $  4,875,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Power Co. Plant Hammond Proj.), Ser. 1996,
      1.85%*, 07/01/02......................................    VMIG-1, A-1       4,100,000       4,100,000
    Floyd County, GA Dev. Auth. Rev. Bonds (Berry College,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1999, 1.25%*,
      07/03/02..............................................      AA2, N/R        3,500,000       3,500,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Arthritis
      Foundation, Inc. Proj.), LOC SunTrust Bank, Ser. 1996,
      1.25%*, 07/03/02 .....................................      AA2, N/R        1,000,000       1,000,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Trinity School,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.25%*,
      07/03/02 .............................................    VMIG-1, N/R       2,200,000       2,200,000
    Gwinnett County, GA Dev. Auth. Rev. Bonds (Wesleyan
      School, Inc. Proj.), LOC SunTrust Bank, Ser. 1999,
      1.25%*, 07/03/02 .....................................      AA2, N/R        5,000,000       5,000,000
    Heard County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Wansley Proj.), Ser. 1996, 1.90%*,
      07/01/02 .............................................    VMIG-1, A-1       2,000,000       2,000,000
    Macon Bibb County, GA Hosp. Auth. Rev. Ant. Cert.
      (Central GA Sr. Health, Inc. Carlyle Place Proj.), LOC
      SunTrust Bank, Ser. 2000, 1.85%*, 07/01/02 ...........    VMIG-1, A-1+      2,500,000       2,500,000
    Monroe County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Scherer Proj.), Ser. 1997-1, 1.85%*,
      07/01/02 .............................................    VMIG-1, A-1       3,000,000       3,000,000
    Rockdale County, GA Health Fac. Auth. Rev. Bonds
      (Georgia Hosp. Proj.), LOC SunTrust Bank, Ser. 1994,
      1.25%*, 07/03/02 .....................................    VMIG-1, N/R       4,765,000       4,765,000
                                                                                               ------------
                                                                                                 59,480,000
                                                                                               ------------
 HAWAII -- 0.7%
    State of Hawaii Gen. Oblig. Rev. Bonds, FGIC Insured,
      Ser. 1997, 5.00%, 10/01/02 ...........................      Aaa, AAA        3,500,000       3,527,014
                                                                                               ------------
 ILLINOIS -- 18.2%
    City of Chicago, IL Gas Supply Ref. Bonds (The Peoples
      Gas Light and Coke Co. Proj.), Ser. 2000B, 1.65%,
      11/20/02 .............................................    VMIG-1, A-1+     25,000,000      25,000,000
    City of Chicago, IL Gen. Oblig. Tender Notes, LOC
      Landesbank Hessen -- Thurigen, Ser. 2002, 1.75%,
      12/05/02 .............................................    VMIG-1, A-1+      2,000,000       2,000,000
    Illinois Dev. Fin. Auth. Rev. Bonds (Radiological
      Society Proj.), LOC American NB&T, Ser. 1997, 1.30%*,
      07/04/02 .............................................     N/R, A-1+        2,420,000       2,420,000
    Illinois Dev. Fin. Auth. Rev. Bonds, (Goodman Theatre
      Proj.), LOC Banc One N.A./Northern Trust Co., Ser.
      1999, 1.30%*, 07/03/02 ...............................     N/R, A-1+       13,400,000      13,400,000
    Illinois Educ. Fac. Auth. Rev. Bonds (ACI/Cultural
      Pooled Financing Proj.), LOC American NB&T, Ser. 1998,
      1.25%*, 07/03/02 .....................................     N/R, A-1+       10,000,000      10,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (DePaul Univ.
      Proj.), LOC Northern Trust Co., Ser. 1992, 1.25%*,
      07/03/02 .............................................    VMIG-1, A-1+     11,000,000      11,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), Ser. 1998, 1.30%*, 07/03/02 ..................    VMIG-1, A-1+      1,800,000       1,800,000
    Illinois Health Fac. Auth. Rev. Bonds (Evanston Hosp.
      Proj.), Ser. 1987E, 1.60%, 09/19/02 ..................    VMIG-1, A-1+      5,000,000       5,000,000
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp. Proj.), Ser. 1995, 1.85%*, 07/01/02 ...    VMIG-1, A-1+     12,600,000      12,600,000
    Oak Forest, IL Dev. Rev. Bonds (Homewood Pool-South
      Suburban Mayors & Managers Assoc. Proj.), LOC Bank One
      NA, Ser. 1989, 1.30%*, 07/03/02 ......................    VMIG-1, N/R      11,900,000      11,900,000
                                                                                               ------------
                                                                                                 95,120,000
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
 @
KANSAS -- 0.9%
    Wamego, KS Poll. Cntrl. Ref. Rev. Bonds (Utilicorp
      United, Inc. Proj.), LOC Bank One, NA, Ser. 1996,
      1.30%*, 07/03/02 .....................................      P-1, A-1      $ 5,000,000    $  5,000,000
                                                                                               ------------
 MARYLAND -- 2.5%
    Anne Arundel County, MD Gen. Oblig. Bond Ant. Notes
      (Consolidated Water & Sewer Series), Ser. B, 1.55%,
      09/09/02..............................................     P-1, A-1+        5,000,000       5,000,000
    Montgomery County, MD Consolidated CP Bond Ant. Notes,
      Ser. 2002, 1.30%, 07/25/02............................     P-1, A-1+        8,200,000       8,200,000
                                                                                               ------------
                                                                                                 13,200,000
                                                                                               ------------
 MASSACHUSETTS -- 1.0%
    Massachusetts State Water Resources Auth. General Rev.
      Bonds, Ser. A, Prerefunded, 5.50%, 07/15/02...........      Aaa, AAA        5,220,000       5,227,097
                                                                                               ------------
 MICHIGAN -- 0.8%
    Michigan Strategic Fund Ltd. Oblig. Ref. Rev. Bonds
      (Consumers Power Co. Proj.), 1.85%*, 07/01/02.........    VMIG-1, A-1+      4,400,000       4,400,000
                                                                                               ------------
 MINNESOTA -- 2.5%
    City of Rochester, MN Health Care Fac. Rev. Bonds (Mayo
      Foundation/Mayo Medical Center), Ser. 88E, 1.50%,
      08/16/02 .............................................     N/R, A-1+       11,570,000      11,570,000
    City of Rochester, MN Health Care Fac. Rev. Bonds (Mayo
      Foundation/Mayo Medical Center), Ser. 88E, 1.50%,
      08/16/02 .............................................     N/R, A-1+        1,565,000       1,565,000
                                                                                               ------------
                                                                                                 13,135,000
                                                                                               ------------
 MISSISSIPPI -- 0.1%
    Jackson County, MS Port Fac. Rev. Bonds (Chevron U.S.A.,
      Inc. Proj.), Ser. 1993, 1.85%*, 07/01/02 .............      P-1, N/R          750,000         750,000
                                                                                               ------------
 NEBRASKA -- 3.8%
    Omaha Public Power Dist., NE (Commercial Paper Notes),
      1.65%, 08/09/02 ......................................     P-1, A-1+       20,000,000      20,000,000
                                                                                               ------------
 NORTH CAROLINA -- 3.1%
    Carteret County, NC Ind. Fac. & Poll. Cntrl. Fin. Auth.
      Rev. Bonds (Texas Gulf Proj.), LOC Banque Nationale de
      Paris, Ser. 1985, 1.38%*, 07/04/02 ...................      AA3, N/R        5,000,000       5,000,000
    North Carolina Medical Care Commission Hosp. Rev. Bonds
      (Duke Univ. Hosp. Proj.), Ser. 1985D, 1.20%*,
      07/04/02..............................................    VMIG-1, A-1+      1,000,000       1,000,000
    North Carolina Medical Care Commission Hosp. Rev. Bonds
      (Duke Univ. Hosp. Proj.), Ser. 1993A, 1.20%*,
      07/04/02 .............................................    VMIG-1, A-1+     10,000,000      10,000,000
                                                                                               ------------
                                                                                                 16,000,000
                                                                                               ------------
 NORTH DAKOTA -- 0.1%
    Grand Forks, ND Health Care Fac. Rev. Bonds (The United
      Hosp. Obligated Group Proj.), LOC LaSalle National
      Bank, Ser. 1992B, 2.03%*, 07/01/02 ...................    VMIG-1, N/R         740,000         740,000
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
OHIO -- 2.9%
    Lorain County, OH Hosp. Fac. Auth. Rev. Bonds (Catholic
      Healthcare Partners Proj.), Ser. 1997A, 1.65%,
      08/09/02 .............................................    VMIG-1, A-1     $15,000,000    $ 15,000,000
                                                                                               ------------
 PENNSYLVANIA -- 7.2%
    Allegheny County, PA Gen. Oblig. Rev. Bonds, FGIC
      Insured, Ser. C-45, 5.25%, 10/01/02 ..................      Aaa, AAA        2,400,000       2,419,710
    Beaver County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Bonds (Atlantic Richfield Co. Proj.), Ser. 1995,
      1.25%*, 07/03/02 .....................................    VMIG-1, A-1+      4,200,000       4,200,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.) Ser. A, 1.30%*, 07/03/02 .................     N/R, A-1+       10,900,000      10,900,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girocentrale,
      Ser. 1989B, 1.30%*, 07/03/02 .........................     N/R, A-1+        5,000,000       5,000,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girocentrale,
      Ser. G2, 1.30%*, 07/03/02 ............................     N/R, A-1+        1,200,000       1,200,000
    Montgomery County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Ref. Bonds 2001 (Exelon Generation Company, LLC
      Proj.), LOC Banc One N.A., Ser. B, 1.45%, 10/10/02 ...     P-1, A-1+       11,000,000      11,000,000
    Philadelphia Auth. for Ind. Dev. Rev. Bonds (The Fox
      Chase Cancer Center Proj.), LOC JP Morgan Chase, Ser.
      2001, 1.85%*, 07/01/02 ...............................     P-1, A-1+        3,000,000       3,000,000
                                                                                               ------------
                                                                                                 37,719,710
                                                                                               ------------
 SOUTH CAROLINA -- 1.7%
    Piedmont Municipal Power Agency Electric Rev. Bds., MBIA
      Insured/SBPA Credit Suisse, Ser. 97B, 1.20%*, 07/03/02
      ......................................................    VMIG-1, A-1+      3,800,000       3,800,000
    South Carolina State Public Services Auth. (Commercial
      Paper Notes), 1.40%, 08/23/02 ........................     P-1, A-1+        5,000,000       5,000,000
                                                                                               ------------
                                                                                                  8,800,000
                                                                                               ------------
 TENNESSEE -- 3.7%
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1984, 1.25%*, 07/04/02 ...............................     N/R, A-1+        3,250,000       3,250,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1995, 1.25%*, 07/04/02 ...............................     N/R, A-1+        1,400,000       1,400,000
    Metropolitan Government of Nashville & Davidson County,
      TN Health and Educ. Fac. Brd. Rev. Bonds 2002
      (Vanderbilt Univ.), Ser. A, 1.85%*, 07/01/02 .........    VMIG-1, A-1+      7,400,000       7,400,000
    Montgomery County, TN Public Bldg. Auth. Rev. Bonds
      (Tennessee County Loan Pool), LOC Bank of America,
      Ser. 2002, 1.85%*, 07/01/02 ..........................    VMIG-1, N/R       7,300,000       7,300,000
                                                                                               ------------
                                                                                                 19,350,000
                                                                                               ------------
 TEXAS -- 13.6%
    Bexar County, TX Housing Fin. Corp. Multifamily Housing
      Ref. Rev. Bonds (Almonte Apartments Proj.), FNMA Gtd,
      1.20%*, 07/03/02 .....................................     N/R, A-1+       14,500,000      14,500,000
    City of San Antonio, TX Water Sys. (Commercial Paper
      Notes), 1.35%, 07/26/02 ..............................     P-1, A-1+       11,000,000      11,000,000
    Harris County, TX Gen. Oblig. (Commercial Paper Notes),
      Ser. A, 1.35%, 07/23/02 ..............................     P-1, A-1+        6,478,000       6,478,000
    Harris County, TX Gen. Oblig. (Commercial Paper Notes),
      Ser. A, 1.45%, 08/12/02 ..............................     P-1, A-1+        3,000,000       3,000,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
    Port Arthur Navigation Dist. of Jefferson County, TX
      Poll. Contrl. Rev. Ref. Bonds (Texaco Inc. Proj.),
      Ser. 1994, 1.85%*, 07/01/02 ..........................     P-1, A-1+      $10,500,000    $ 10,500,000
    State of Texas Tax & Rev. Ant. Notes, 3.75%,
      08/29/02 .............................................    MIG-1, SP-1+     25,600,000      25,657,205
                                                                                               ------------
                                                                                                 71,135,205
                                                                                               ------------
 UTAH -- 2.2%
    Utah County, UT Hosp. Rev. Bonds (IHC Health Services
      Inc), Ser. 2002B, 1.85%*, 07/01/02 ...................    VMIG1, A-1+      11,800,000      11,800,000
                                                                                               ------------
 WASHINGTON -- 5.1%
    King County, WA Sewer Rev. Ant. (Commercial Paper
      Notes), 1.45%, 07/18/02...............................      P-1, A-1       10,000,000      10,000,000
    King County, WA Sewer Rev. Ant. (Commercial Paper
      Notes), 1.40%, 07/29/02...............................      P-1, A-1       12,400,000      12,400,000
    Washington Health Care Fac. Auth. Lease Rev. Bonds
      (National Healthcare Research & Educ. Proj.), LOC
      Banque Nationale de Paris, 1.30%*, 07/03/02 ..........    VMIG-1, N/R       4,300,000       4,300,000
                                                                                               ------------
                                                                                                 26,700,000
                                                                                               ------------
 WISCONSIN -- 3.4%
    State of Wisconsin Gen. Oblig. (Commercial Paper Notes),
      Ser. A, 1.35%, 08/08/02 ..............................     P-1, A-1+       11,371,000      11,371,000
    Town of Carlton, WI Environ. Imp. Ref. Rev. Bonds
      (Wisconsin Power and Light Co. Proj.), Ser. 1991B,
      1.85%*, 07/01/02 .....................................    VMIG-1, A-1       6,400,000       6,400,000
                                                                                               ------------
                                                                                                 17,771,000
                                                                                               ------------
TOTAL MUNICIPAL BONDS (Cost $522,240,026)..................................................     522,240,026
                                                                                               ------------
TOTAL INVESTMENTS (Cost $522,240,026)+ -- 99.7%............................................     522,240,026
OTHER ASSETS & LIABILITIES, NET -- 0.3%....................................................       1,567,379
                                                                                               ------------
NET ASSETS -- 100.0%.......................................................................    $523,807,405
                                                                                               ============

* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+   Cost for federal income tax purposes.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.
LOC    -- Letter of Credit.
SBPA   -- Stand-by Bond Purchase Agreement.
TECP -- Tax-Exempt Commerical Paper and multi-modal bonds in commercial paper mode.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2002

                                                                  Prime            U.S.
                                                               Money Market     Government     Tax-Exempt
                                                                  Series          Series         Series
                                                              --------------   ------------   ------------
ASSETS:
Investment in securities, at value*.........................  $2,395,434,317   $995,016,243   $522,240,026
Cash........................................................              72             67         69,040
Interest receivable.........................................       9,873,259      4,979,532      1,720,203
                                                              --------------   ------------   ------------
Total assets................................................   2,405,307,648    999,995,842    524,029,269
                                                              --------------   ------------   ------------
LIABILITIES:
Accrued advisory fee........................................         875,307        372,385        206,719
Other accrued expenses......................................          52,335         52,493         15,145
                                                              --------------   ------------   ------------
Total liabilities...........................................         927,642        424,878        221,864
                                                              --------------   ------------   ------------
NET ASSETS..................................................  $2,404,380,006   $999,570,964   $523,807,405
                                                              ==============   ============   ============
*Investments at cost........................................  $2,395,434,317   $995,016,243   $522,240,026

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2002

                                                                 Prime          U.S.
                                                              Money Market   Government    Tax-Exempt
                                                                 Series        Series        Series
                                                              ------------   -----------   -----------
INVESTMENT INCOME:
  Interest Income...........................................  $69,745,182    $28,083,297   $10,883,560
                                                              -----------    -----------   -----------
EXPENSES:
  Advisory fees.............................................   11,213,385      5,090,402     2,737,675
  Administration and accounting fees........................      557,752        248,481       146,498
  Trustees' fees............................................        3,312          3,192         3,012
  Professional fees.........................................       58,661         31,751        24,535
  Other.....................................................       27,460        105,368        21,039
                                                              -----------    -----------   -----------
    Total expenses..........................................   11,860,570      5,479,194     2,932,759
                                                              -----------    -----------   -----------
  Net investment income.....................................   57,884,612     22,604,103     7,950,801
                                                              -----------    -----------   -----------
NET REALIZED GAIN ON INVESTMENTS............................        9,681          1,820         1,978
                                                              -----------    -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $57,894,293    $22,605,923   $ 7,952,779
                                                              ===========    ===========   ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                              Prime             U.S.
                                                          Money Market       Government        Tax-Exempt
                                                             Series            Series            Series
                                                         ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................................  $    57,884,612   $    22,604,103   $     7,950,801
  Net realized gain on investments.....................            9,681             1,820             1,978
                                                         ---------------   ---------------   ---------------
Net increase in net assets resulting from operations...       57,894,293        22,605,923         7,952,779
                                                         ---------------   ---------------   ---------------
Transactions in beneficial interest:
  Contributions........................................    6,816,833,987     4,337,085,171     1,328,772,232
  Withdrawals..........................................   (7,017,273,411)   (4,580,127,709)   (1,288,751,521)
                                                         ---------------   ---------------   ---------------
Net increase (decrease) in net assets from transactions
  in beneficial interest...............................     (200,439,424)     (243,042,538)       40,020,711
                                                         ---------------   ---------------   ---------------
Total increase (decrease) in net assets................     (142,545,131)     (220,436,615)       47,973,490
NET ASSETS:
  Beginning of year....................................    2,546,925,137     1,220,007,579       475,833,915
                                                         ---------------   ---------------   ---------------
  End of year..........................................  $ 2,404,380,006   $   999,570,964   $   523,807,405
                                                         ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                               Prime             U.S.
                                                            Money Market      Government       Tax-Exempt
                                                               Series           Series           Series
                                                           --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income..................................  $  133,842,413   $   50,714,707   $   16,972,795
  Net realized gain on investments.......................          91,466           65,213               --
                                                           --------------   --------------   --------------
Net increase in net assets resulting from operations.....     133,933,879       50,779,920       16,972,795
                                                           --------------   --------------   --------------
Transactions in beneficial interest:
  Contributions..........................................   9,825,885,047    4,097,560,166    1,462,854,493
  Withdrawals............................................   9,488,628,409    3,697,476,366    1,488,614,133
                                                           --------------   --------------   --------------
Net increase (decrease) in net assets from transactions
  in beneficial interest.................................     337,256,638      400,083,800      (25,759,640)
                                                           --------------   --------------   --------------
Total increase (decrease) in net assets..................     471,190,517      450,863,720       (8,786,845)
NET ASSETS:
  Beginning of year......................................   2,075,734,620      769,143,859      484,620,760
                                                           --------------   --------------   --------------
  End of year............................................  $2,546,925,137   $1,220,007,579   $  475,833,915
                                                           ==============   ==============   ==============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. Prime Money Market Series, U.S. Government Series, and Tax-Exempt Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

  Security Valuation. Each Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

  Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

  Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

  Repurchase Agreements. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, each Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For its services, RSMC receives a fee of 0.47% of each Series' first $1 billion of average daily net assets; 0.43% of each Series' next $500 million of average daily net

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

   assets; 0.40% of each Series' next $500 million of average daily net assets; and 0.37% of each Series' average daily net assets in excess of $2 billion.

  PFPC Inc., an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

  Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                           For the Fiscal
                                                            Years Ended       For the Period
                                                              June 30,      November 1, 1999(1)
                                                           --------------         through
                                                           2002      2001      June 30, 2000
                                                           ----      ----   -------------------
PRIME MONEY MARKET SERIES
  Total Return...........................................  2.24%     5.70%         3.75%**
  Ratios to Average Net Assets:
     Expenses............................................  0.45%     0.45%         0.46%*
     Net investment income...............................  2.19%     5.51%         5.63%*
U.S. GOVERNMENT SERIES
  Total Return...........................................  2.06%     5.66%         3.61%**
  Ratios to Average Net Assets:
     Expenses............................................  0.50%     0.49%         0.50%*
     Net investment income...............................  2.07%     5.24%         5.42%*
TAX-EXEMPT SERIES
  Total Return...........................................  1.36%     3.42%         2.30%**
  Ratios to Average Net Assets:
     Expenses............................................  0.50%     0.50%         0.50%*
     Net investment income...............................  1.36%     3.33%         3.45%*

*  Annualized.
** Not annualized.
(1)Commencement of operations.

5. CREDIT RISK. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury and thus may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

  Approximately, 80% of the investments by the Tax-Exempt Series on June 30, 2002, were insured by private issuers that guarantee payment of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Beneficial Interest Holders of WT Investment Trust I:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Prime Money Market Series, U.S. Government Series and Tax-Exempt Series (the "Series") (each a series of WT Investment Trust I) as of June 30, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2002, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         [Ernst & Young LLP]

Philadelphia, Pennsylvania
August 2, 2002

WT MUTUAL FUND AND WT INVESTMENT TRUST I

   TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Wilmington Funds") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. The primary responsibility of the Board of Trustees of the Wilmington Funds is to represent the interests of their respective shareholders and to provide oversight management of the Wilmington Funds. The Boards of the Wilmington Funds meet jointly multiple times during the year (i.e. at least quarterly) to review the investment performance and other operational matters of the Wilmington Funds, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, each Board of the Wilmington Funds has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee.

The following tables present certain information regarding the Board of Trustees and officers of the Wilmington Funds. Currently each Board of the Wilmington Funds is comprised of the same nine individuals. In addition to having the same Board members, the Wilmington Funds have the same officers as set forth below. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Wilmington Funds, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Wilmington Funds, within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Fund and the Trust, collectively.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment           40        Rodney Square
1100 N. Market Street      President and    death, resignation   Officer of                           Management
Wilmington, DE 19890       Chairman of      or removal.          Wilmington Trust                     Corporation
Date of Birth: 2/49        the Board        Trustee, President   Company since                        (registered
                                            and Chairman of the  February 1996.                       investment
                                            Board since October                                       adviser)
                                            1998.

WILLIAM P. RICHARDS,          Trustee       Shall serve until    Managing Director          40        None
JR.(2)                                      death, resignation   and President,
100 Wilshire Boulevard                      or removal. Trustee  Roxbury Capital
Suite 600                                   since October 1999.  Management LLC
Santa Monica, CA 90401                                           since 1998. Prior
Date of Birth: 11/36                                             to 1998, Principal,
                                                                 Roger Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I

--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD              Trustee       Shall serve until    Founder and co-            40        None
152 W. 57th Street, 44th                    death, resignation   manages, R. H.
Floor                                       or removal. Trustee  Arnold & Co., Inc.
New York, NY 10019                          since May 1997.      (investment banking
Date of Birth: 3/44                                              company) since
                                                                 1989.

ERIC BRUCKER                  Trustee       Shall serve until    Dean, School of            40        None
Widener University School                   death, resignation   Business
of Business                                 or removal. Trustee  Administration of
Administration                              since October 1999.  Widener University
One University Place                                             since July 2001.
Chester, PA 19013                                                Prior to that,
Date of Birth: 12/41                                             Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001 and Dean,
                                                                 School of
                                                                 Management at the
                                                                 University of
                                                                 Michigan prior to
                                                                 September 1998.

NICHOLAS A. GIORDANO          Trustee       Shall serve until    Consultant,                40        Kalmar Pooled
1755 Governor's Way                         death, resignation   financial services                   Investment
Blue Bell, PA 19422                         or removal. Trustee  organizations from                   Trust;
Date of Birth: 3/43                         since October 1998.  1997 to present;                     Independence
                                                                 Interim President,                   Blue Cross;
                                                                 LaSalle University                   Fotoball, U.S.A.
                                                                 from 1998 to 1999;                   (sporting and
                                                                 President and Chief                  athletics goods
                                                                 Executive Officer,                   manufacturer);
                                                                 Philadelphia Stock                   DaisyTek
                                                                 Exchange from 1981                   International
                                                                 to 1997.                             (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I

--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN JR.               Trustee       Shall serve until    Self-employed              40        Manville
80 Butternut Lane                           death, resignation   financial                            Personal Injury
Stamford, CT 06903                          or removal. Trustee  consultant since                     Settlement Trust
Date of Birth: 5/35                         since October 1999.  1991.

CLEMENT C. MOORE, II          Trustee       Shall serve until    Managing Partner,          40        None
5804 Quaker Neck Road                       death, resignation   Mariemont Holdings,
Chestertown, MD 21620                       or removal. Trustee  LLC, (real estate
Date of Birth: 9/44                         since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN              Trustee       Shall serve until    Retired since 1993.        40        St. Joe Paper
313 Southwinds                              death, resignation                                        Co.
1250 W. Southwinds Blvd.                    or removal. Trustee
Vero Beach, FL 32963                        since October 1999.
Date of Birth: 5/32

MARK A. SARGENT               Trustee       Shall serve until    Dean and Professor         40        St. Thomas More
Villanova University                        death, resignation   of Law, Villanova                    Society of
School of Law                               or removal. Trustee  University School                    Pennsylvania.
299 North Spring Mill                       since November       of Law since July
Road                                        2001.                1997. Associate
Villanova, PA 19085                                              Dean for Academic
Date of Birth: 4/51                                              Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

EXECUTIVE OFFICERS

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG             Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                       pleasure of the      Wilmington Trust
Wilmington, DE 19890                        Board and until      Company Since 1986;
Date of Birth: 12/54                        successor is         and Vice President
                                            elected and          and Director of
                                            qualified. Officer   Rodney Square
                                            since October 1998.  Management
                                                                 Corporation since
                                                                 2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I

--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
JOSEPH M. FAHEY, JR.       Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                       pleasure of the      Rodney Square
Wilmington, DE 19809                        Board and until      Management
Date of Birth: 1/57                         successor is         Corporation since
                                            elected and          1992.
                                            qualified. Officer
                                            since November
                                            1999.

FRED FILOON                Vice President   Shall serve at the   Senior Vice               N/A        None
520 Madison Avenue                          pleasure of the      President, Cramer
New York, NY 10022                          Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                         successor is         LLC since 1989.
                                            elected and
                                            qualified. Officer
                                            since August 2000.

JOHN R. GILES              Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                       pleasure of the      Wilmington Trust
Wilmington, DE 19890                        Board and until      Company since 1996.
Date of Birth: 8/57                         successor is
                                            elected and
                                            qualified. Officer
                                            since December
                                            1999.

PAT COLLETTI               Vice President   Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway       and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                        Board and until      Investment
Date of Birth: 11/58                        successor is         Accounting and
                                            elected and          Administration of
                                            qualified. Officer   PFPC Inc. since
                                            since May 1999.      1999. From 1986 to
                                                                 April 1999,
                                                                 Controller for the
                                                                 Reserve Funds.

MARY JANE MALONEY          Secretary        Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway                        pleasure of the      Director of
Wilmington, DE 19809                        Board and until      Regulatory
Date of Birth: 6/58                         successor is         Administration,
                                            elected and          PFPC Inc. since
                                            qualified. Officer   1997. From 1992 to
                                            since October 1998.  1997, Compliance
                                                                 Officer for SEI
                                                                 Investments
                                                                 Company.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                  DISTRIBUTOR
                            PFPC Distributors, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406
                           --------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Money Market Portfolios -- Service Shares.

WMMPS-Ann-6/02

                                                                      WILMINGTON
                                                                           FUNDS

MONEY MARKET PORTFOLIOS
SERVICE SHARES

                  - PRIME MONEY MARKET
                  - U.S. GOVERNMENT
                  - TAX-EXEMPT
                                     ANNUAL
                                 June 30, 2002

SPECIAL NOTICE TO SHAREHOLDERS
   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Despite the fact that the economy produced its third consecutive quarterly gain and the long dormant industrial sector began to show signs of life, the second quarter of 2002 still produced the fourth worst equity market return in the last 20 years. Over the last 12 months the S&P 500 Index has fallen approximately 18%. Small cap stocks in the Russell 2000 Index faired relatively better but nevertheless still declined by 9%. The MSCI EAFE Index of foreign stocks also dropped over the last year by 9%. For fixed income investors, the results have been much more positive as the difficulties enumerated above have translated into both a positive environment for the yield curve and a source of funds supporting the bond markets.

     Industrial production has advanced for seven consecutive months and the ISM survey of the nation's manufacturers is up 43% since last October. Furthermore, employment levels have been rising and housing sales and construction are at historically high levels. Despite these pieces of good news, the equity market continues to languish and investors have sought safety in the fixed income markets. The fact of the matter is that investors are concerned about other issues. Mostly, they are concerned with the whole issue of corporate governance and accounting. Starting with Enron and Arthur Andersen, the investing public has endured a seemingly unending spate of bad news and bad decision-making on the part of some executives in corporate America. We all know who they are because we get bombarded daily with the latest developments, which are carried not only in the newspapers, but also on the ubiquitous "all business" television channels.

     Investor confidence will not be restored easily, but two things that are needed to happen are perhaps not that far off on the horizon. First, we believe the issue of corporate governance has to get out of the headlines. We can't be sure that there won't be new and sensational stories, but we suspect that the issuance of second quarter and third quarter financial statements will provide an opportunity for accounting issues to be cleaned up and hopefully, put to rest. Second, the markets will need to focus on something else and, as we mentioned before, the economy is slowly but surely improving and these fundamentals may be harder to ignore as we head for the end of the year. However, as the fundamentals begin to take over, the outlook for fixed income investing will be clouded by concerns, particularly as they relate to the Federal Reserve (the "Fed") and their interest rate policies.

     With inflation remaining low and the recovery just taking hold, the Fed has considerable maneuvering room. We envision that they will use that room and proceed cautiously. Given these circumstances and the very steep yield curve, fixed income investing should continue to produce positive results. If there is any one lesson to be learned in the past three years, it is the value of asset allocation. Remaining with sectors of the market, even if they fall out of favor momentarily, is critical to investment success. The portfolio managers have decades of experience in good and bad markets and their expertise will serve our shareholders well regardless of the conditions we encounter.

     We are pleased to present the details of our past year's performance.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON SHORT/INTERMEDIATE BOND AND WILMINGTON BROAD MARKET BOND PORTFOLIOS

     The Wilmington Short/Intermediate Bond Portfolio and Wilmington Broad Market Bond Portfolio, formerly Wilmington Intermediate Bond Portfolio, (the "Portfolios") are designed to give shareholders broad exposure to the taxable fixed income bond market with a stable flow of income and minimization of risk. This goal is accomplished by applying a disciplined and systematic investment process to actively manage a core portfolio of investment grade notes and bonds from a wide range of taxable market sectors. The major difference between the Portfolios is the exposure to interest rate risk. The Wilmington Short/Intermediate Bond Portfolio has the lower risk exposure to interest rates and finished with an effective duration of 3.59 years on June 30, 2002. The Wilmington Broad Market Bond Portfolio had an effective duration of 5.26 years.

     The Portfolios have performed fairly well during the past twelve months although both Portfolios have faced significant challenges during this period. The Wilmington Short/Intermediate Bond Portfolio had a total return of 7.08%, which was slightly behind the 8.17% earned by the Lehman Intermediate Government/Credit Index, but well ahead of the mean return of funds in the Lipper Short/Intermediate Investment Grade Universe that earned 5.69%. The Wilmington Broad Market Bond Portfolio had a total return of 7.04% that trailed the 8.24% earned by the Lehman Government/Credit Index, but the Portfolio exceeded the Lipper Intermediate Investment Grade Universe peer group average of 6.72%. Both Portfolios have experienced asset growth as investors have sought better returns than are currently available in money market instruments as well as a safe haven from the equity market. Since June 30, 2001, net assets have grown by 19% and 7% for the Wilmington Short/Intermediate Bond and Wilmington Broad Market Bond Portfolios, respectively.

     The Portfolios seek to achieve their investment objectives through a systematic analytic framework that focuses on yield enhancement, sector selection, yield curve exposure and duration management. Over the past year, market volatility was extremely high. Rarely in a twelve-month period have the markets had to confront as many significant events. These events included the terrorist attacks on September 11(th), the collapse of Enron, the dramatic revelations of fraudulent and unethical business practices, a recession that was accompanied by severe interest rate cuts by the Fed, and finally, an equity market that suffered significant strains as the excesses of the late 1990's were removed.

     As the third quarter of 2001 began, the outlook called for the slowdown to bottom with growth picking up towards the end of the year. Instead economic activity continued to fall as corporate profits evaporated, layoffs were announced and stock prices tumbled. While not declared officially until later in the year, the economy had in fact entered a recession. These events all helped to push interest rates down across the yield curve resulting in strong positive total returns for the bond market prior to September 11(th).

     In the wake of the terrorist attack, the Fed lowered their target funds rate 4 times chopping 175 basis points ("bps.") off of it by the end of the year. The main beneficiary in the fixed income market was the short-term Treasury market. Yield levels dropped by 154 bps. on 3-month T-Bills. However, the long end of the market did not follow suit and yield levels actually rose by the end of the year relative to their position prior to the terrorist attack. With the government needing to respond to both the slowing economy and the threat of terrorism, the anticipated Federal budget surplus melted away, taking with it the prospects for significant Treasury buy back programs. The corporate bond market, which had been performing well prior to the attack, also retreated on concerns over

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

deteriorating credit conditions and the collapse of Enron. The average spread within the Lehman Credit Index expanded almost 40 bps. to 189 bps. This was only 10 bps. shy of the level at the start of the year.

     The Portfolios are managed in similar styles and both were positioned, prior to the terrorist attack, to take advantage of the declining rate environment and strong corporate bond market. In the aftermath of the attack, the market's first reaction was to guard against risk. However, our analysis and experience with previous unexpected events has shown this reaction can be short lived. In these kinds of events, we believe the best strategy is not to follow the market, since time will heal the situation. As such, we used this opportunity to acquire assets at cheap prices and made sure that we did not over react. We retained our emphasis on corporate bonds and benefited from the recovery in this asset class as the spreads narrowed from the previously mentioned 189 bps. to 164 bps. by year-end. As a result, our performance was quite strong during the final months of the year.

     At the beginning of 2002, expectations centered on a recovering economy and when first quarter 2002 GDP totaled 6.1%, the world was not disappointed. The fixed income markets sensed the strengthening economy and interest rates headed higher. The two-year Treasury Note added 70 bps. to finish the quarter at 3.72%. Ten-year Treasury Notes rose 35 bps. during the same time period to finish at 5.40%. However, one of the most important developments continued to take place in the corporate bond market, where the market continued to feel the impact of the Enron collapse. The issue of corporate accountability spread and several major investment grade credits found that they were restricted from accessing the capital markets. Most of these companies were in the telecom sector. This was not good news for our Portfolios as we have been active investors in the telecom sector. As spreads widened in this sector, our performance suffered and we finished the quarter behind our benchmarks.

     The second quarter defied almost all expectations. With interest rates having risen over the first quarter, the outlook for Fed policy had them raising rates beginning as early as the end of the second quarter. We felt that this was going to prove premature and we began to shift more of our investments into the 3-5 year part of the yield curve believing that this area would respond well to a slower moving Fed. This strategy worked well but was momentarily dwarfed by the implosion of the telecom sector in April. As mentioned above, we had been actively involved in the telecom sector, feeling that many of the problems being experienced by the sector would diminish as the economy recovered. However, as we analyzed the first quarter earnings, two things became apparent. First, the depth of weakness in the sector was greater than we anticipated. The second issue was perhaps the more critical one as we began to lose faith in the integrity and capability of the telecom management teams to improve the situation. Given this situation, we took quick steps to eliminate our positions in WorldCom and Quest. While our performance was impacted negatively by these bonds, our reactions proved fortuitous given the ultimate hardship experienced by these bonds later in the quarter. With this event behind us, the Portfolios finished the last two months of the second quarter on a better footing as the performance was in line with the market over this period.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following chart compares the Short/Intermediate Bond Portfolio ("Short/Intermediate"), the Merrill Lynch 1-10 Year U.S. Treasury Index ("Merrill Lynch 1-10 Yr."), an unmanaged index of fixed rate coupons bearing U.S. Treasury Securities with a maturity range of 1 to 10 years, and the Lehman Intermediate Government/ Credit Index ("Lehman Inter. Govt/Credit"), an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency Obligations and investment grade corporate debt obligations with a maturity range between 1 and 10 years, for the past ten years ended June 30, 2002.

                       SHORT/INTERMEDIATE BOND PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                                                  SHORT/INTERMEDIATE        MERRILL LYNCH 1-10 YR.     LEHMAN INTER. GOVT./CREDIT
                                                  ------------------        ----------------------     --------------------------
6/30/92                                                  10000                       10000                       10000
6/30/93                                                  10977                       11009                       11050
6/30/94                                                  10917                       10996                       11021
6/30/95                                                  12019                       12073                       12165
6/30/96                                                  12539                       12663                       12774
6/30/97                                                  13394                       13538                       13698
6/30/98                                                  14527                       14682                       14869
6/30/99                                                  15027                       15343                       15491
6/30/00                                                  15670                       16069                       16143
6/30/01                                                  17270                       17660                       17925
6/30/02                                                  18493                       19076                       19389

* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following chart compares the Broad Market Bond Portfolio ("Broad Market Bond") and its predecessor, the Bond Fund (a collective investment fund), with that of the Merrill Lynch U.S. Treasury Master Index ("Merrill Lynch U.S. Treasury"), an unmanaged index of fixed rate coupons bearing U.S. Treasury Securities with a maturity range of 1 to 30 years, and the Lehman Government/Credit Index ("Lehman Govt./Credit"), an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency Obligations and investment grade corporate debt obligations with a maturities no less than 1 year, for the past ten years ended June 30, 2002. The Bond Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Broad Market Bond Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Bond Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different.

                          BROAD MARKET BOND PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                                                                               MERRILL LYNCH U.S.
                                                    BROAD MARKET BOND               TREASURY               LEHMAN GOVT./CREDIT
                                                    -----------------          ------------------          -------------------
6/30/92                                                 10000.00                    10000.00                    10000.00
6/30/93                                                 11292.00                    11296.00                    11315.00
6/30/94                                                 11019.00                    11145.00                    11150.00
6/30/95                                                 12386.00                    12489.00                    12573.00
6/30/96                                                 12827.00                    13046.00                    13159.00
6/30/97                                                 13739.00                    14005.00                    14179.00
6/30/98                                                 15234.00                    15590.00                    15780.00
6/30/99                                                 15551.00                    16065.00                    16204.00
6/30/00                                                 16285.00                    16926.00                    16899.00
6/30/01                                                 17931.00                    18578.00                    18780.00
6/30/02                                                 19193.00                    20140.00                    20327.00

* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

 WILMINGTON MUNICIPAL BOND PORTFOLIO

     The Wilmington Municipal Bond Portfolio (the "Portfolio") is an intermediate, high quality fund designed to produce a high level of income that is exempt from Federal income taxes while seeking preservation of capital. The basic investment strategy is to identify and purchase the undervalued sectors of the municipal market. The Portfolio will normally be fully invested with an average maturity in the 5 to 10 year range.

     During the second half of 2001, the municipal market experienced monthly volatility. July, August and October turned in positive returns, while September, November and December turned in negative returns. During this time period though, the Fed continued to lower rates and the yield curve steepened with maturities inside 5-years receiving all the benefit. As we entered 2002, the municipal market began to rally, as demand from retail and trust buyers was heavy with reinvestment of January 1st maturity and coupon payments. But in March, as the economy began to show signs of a strong first quarter recovery, interest rates began to head higher, reversing the movement of January and February. The rally took off again in April and continued through the end of June as the economy started to slow and the equity market's performance remained lackluster. In addition, the fixed income markets continued to experience flights-to-quality as various events, both international and domestic, hit the headlines. Over the course of the fiscal year, the main theme continued to be a steep yield curve. AAA-rated yields moved down along the entire yield curve, but maturities inside of 10 years benefited the most. Over the year, yields on AAA-rated 1-year bonds decreased 157 bps. to 1.50%, 5-year bonds decreased 63 bps. to 3.07%, 10-year bonds decreased 41 bps. to 3.99%, and 20-year bonds decreased 12 bps. to 4.96%.

     The persistence of low interest rates had another effect on the municipal market during the fiscal year. Municipal bond issuance during 2001 was up 43% versus 2000, to $286 billion, which was the second highest level in history. For the first half of 2002, $155 billion in municipal bonds was sold, making it the busiest first half on record. This high level of supply was easily absorbed throughout most of 2001, but as the stock market began to show signs of life in November and December, the heavy issuance became a burden and helped throw the municipal market into a tailspin. The heavy supply in 2002 did not negatively impact the market, though, as individuals focused their investments on municipals, as the equity markets showed no signs of recovery.

     Given this volatility, the strategy of the Portfolio during the third quarter was to keep duration relatively neutral, continue to maintain coupon return versus the index and use the market strength to sell bonds that had moved to par. As the fourth quarter progressed, our focus shifted to a more defensive stance. We took advantage of the rally in October to sell bonds in the 15-year range. We purchased bonds in the 2006 to 2009 range, the steepest part of the yield curve, as these bonds would provide a large kick in return over the year-end as the yield curve "rolled down". This strategy shortened the duration of the Portfolio, but kept the coupon the same. As we entered 2002, we continued a defensive strategy, focusing our purchases on high coupon bonds in the 1 to 5 year part of the yield curve. After the market backed off in March, we took the opportunity to purchase high coupon bonds in the 12 to 15 year part of the yield curve to increase the Portfolio's duration as it was unlikely that the economy could sustain the growth experienced in the first quarter.

     On June 30, 2002, the Portfolio had an average effective maturity of 6.3 years, a duration of 4.9 years, and an average coupon of 5.6%, versus the target Merrill Lynch Intermediate Municipal Index, which had an average effective maturity of 7.3 years, a duration of 5.9 years and an average coupon of 5.3%.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     On the credit side, the Portfolio holds a small position of a non-rated credit, Westmoreland County Pennsylvania Industrial Development -- Lancester Energy Partners, that continues to be in default, missing two interest payments and a sinking fund payment. The current bondholders are working with management of Lancester Energy Partners to move the project along. To date, steps in this process have resulted in very little progress. Since this position represents less than 1% of the total portfolio, it will not have a significant impact to the overall performance of the Portfolio.

     The following table compares the Municipal Bond Portfolio with that of the Merrill Lynch Intermediate Municipal Index ("Merrill Lynch Inter. Muni Index"), an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 0 to 22 years, since the Portfolio's commencement of operations on November 1, 1993.

                            MUNICIPAL BOND PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                                                                  MUNICIPAL BOND PORTFOLIO       MERRILL LYNCH INTER. MUNI INDEX
                                                                  ------------------------       -------------------------------
11/1/93                                                                   10000.00                           10000.00
6/30/94                                                                    9745.00                            9754.00
6/30/95                                                                   10321.00                           10589.00
6/30/96                                                                   11067.00                           11185.00
6/30/97                                                                   11773.00                           11970.00
6/30/98                                                                   12543.00                           12839.00
6/30/99                                                                   12818.00                           13187.00
6/30/00                                                                   13254.00                           13769.00
6/30/01                                                                   14306.00                           15091.00
6/30/02                                                                   15154.00                           16147.00

* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     We invite your comments and questions and thank you for your investment in the Wilmington Fixed Income Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/ Robert J. Christian

                                         Robert J. Christian
August 8, 2002                           President

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2002

                                                               Short/
                                                            Intermediate   Broad Market    Municipal
                                                                Bond           Bond          Bond
                                                             Portfolio     Portfolio(1)    Portfolio
                                                            ------------   ------------   -----------
ASSETS:
Investment in Series, at value............................  $167,766,478   $116,935,727   $32,693,042
Receivable for Portfolio shares sold......................            --        151,367            --
Receivable for investment in Series withdrawn.............         1,750          8,941            --
Other assets..............................................           737         12,474            21
                                                            ------------   ------------   -----------
Total assets..............................................   167,768,965    117,108,509    32,693,063
                                                            ------------   ------------   -----------
LIABILITIES:
Dividends payable.........................................       631,517        465,485        89,959
Payable for Portfolio shares redeemed.....................         1,750          8,941            --
Payable for investment in Series..........................            --        151,367            --
Accrued expenses..........................................        58,363         55,217        11,252
                                                            ------------   ------------   -----------
Total liabilities.........................................       691,630        681,010       101,211
                                                            ------------   ------------   -----------
NET ASSETS................................................  $167,077,335   $116,427,499   $32,591,852
                                                            ============   ============   ===========
NET ASSETS CONSIST OF:
Paid-in capital...........................................  $163,706,214   $113,780,078   $31,756,349
Accumulated net realized gain (loss) on investments.......       (16,524)      (247,564)       18,969
Net unrealized appreciation on investments................     3,387,645      2,894,985       816,534
                                                            ------------   ------------   -----------
NET ASSETS................................................  $167,077,335   $116,427,499   $32,591,852
                                                            ============   ============   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares)
  Institutional Shares....................................    16,325,597     11,723,953     2,532,549
                                                            ============   ============   ===========
NET ASSET VALUE, offering and redemption price per share
  Institutional Shares....................................        $10.23          $9.93        $12.87
                                                            ============   ============   ===========

(1) Formerly the Intermediate Bond Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2002

                                                                 Short/
                                                              Intermediate   Broad Market   Municipal
                                                                  Bond           Bond          Bond
                                                               Portfolio     Portfolio(1)   Portfolio
                                                              ------------   ------------   ----------
NET INVESTMENT INCOME FROM SERIES:
  Interest..................................................  $ 8,991,954     $6,923,364    $1,176,870
  Dividends.................................................           --         38,022            --
  Securities lending........................................       69,538         26,109            --
  Expenses..................................................     (816,209)      (605,022)     (166,079)
                                                              -----------     ----------    ----------
    Net investment income from Series.......................    8,245,283      6,382,473     1,010,791
                                                              -----------     ----------    ----------
EXPENSES:
  Administration and accounting fees........................       54,000         54,000        54,000
  Transfer agent fees.......................................       60,748         54,828        15,211
  Reports to shareholders...................................       27,216         23,257         7,543
  Trustees' fees............................................        9,460          9,460         9,460
  Registration fees.........................................       21,087         27,277        23,989
  Professional fees.........................................       18,902         16,134        11,062
  Other.....................................................        9,060         17,971         3,941
                                                              -----------     ----------    ----------
    Total expenses before fee waivers and expense
       reimbursements.......................................      200,473        202,927       125,206
    Expenses reimbursed.....................................           --             --       (49,087)
    Administration and accounting fees waived...............           --             --       (40,501)
                                                              -----------     ----------    ----------
       Total expenses, net..................................      200,473        202,927        35,618
                                                              -----------     ----------    ----------
  Net investment income.....................................    8,044,810      6,179,546       975,173
                                                              -----------     ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  SERIES:
  Net realized gain on investments..........................      992,553        709,674        88,998
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    1,889,083        838,124       493,603
                                                              -----------     ----------    ----------
  Net gain on investments from Series.......................    2,881,636      1,547,798       582,601
                                                              -----------     ----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......  $10,926,446     $7,727,344    $1,557,774
                                                              ===========     ==========    ==========

(1) Formerly the Intermediate Bond Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                               Short/
                                                            Intermediate   Broad Market    Municipal
                                                                Bond           Bond          Bond
                                                             Portfolio     Portfolio(1)    Portfolio
                                                            ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...................................  $  8,044,810   $  6,179,546   $   975,173
  Net realized gain on investments........................       992,553        709,674        88,998
  Net change in unrealized appreciation (depreciation) on
    investments...........................................     1,889,083        838,124       493,603
                                                            ------------   ------------   -----------
Net increase in net assets resulting from operations......    10,926,446      7,727,344     1,557,774
                                                            ------------   ------------   -----------
Distributions to shareholders:
  From net investment income..............................    (8,052,883)    (6,215,809)     (975,173)
  From net realized gain..................................      (253,838)      (578,048)      (91,363)
                                                            ------------   ------------   -----------
Total distributions.......................................    (8,306,721)    (6,793,857)   (1,066,536)
                                                            ------------   ------------   -----------
Portfolio share transactions(a):
  Proceeds from shares sold...............................   104,577,688    100,701,920    15,296,595
  Cost of shares issued on reinvestment of
    distributions.........................................     6,877,606      6,027,855       671,083
  Cost of shares redeemed.................................   (87,027,345)   (99,566,876)   (6,625,804)
                                                            ------------   ------------   -----------
Net increase in net assets from Portfolio share
  transactions............................................    24,427,949      7,162,899     9,341,874
                                                            ------------   ------------   -----------
Total increase in net assets..............................    27,047,674      8,096,386     9,833,112
NET ASSETS:
  Beginning of year.......................................   140,029,661    108,331,113    22,758,740
                                                            ------------   ------------   -----------
  End of year.............................................  $167,077,335   $116,427,499   $32,591,852
                                                            ============   ============   ===========
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                           Shares         Shares        Shares
                                                            ------------   ------------   -----------
  Shares sold.............................................    10,236,950     10,027,897     1,199,961
  Shares issued on reinvestment of distributions..........       672,946        603,497        52,738
  Shares redeemed.........................................    (8,518,835)    (9,952,345)     (519,801)
                                                            ------------   ------------   -----------
  Net increase in shares..................................     2,391,061        679,049       732,898
  Shares outstanding -- Beginning of year.................    13,934,536     11,044,904     1,799,651
                                                            ------------   ------------   -----------
  Shares outstanding -- End of year.......................    16,325,597     11,723,953     2,532,549
                                                            ============   ============   ===========

(1) Formerly the Intermediate Bond Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                              Short/
                                                           Intermediate   Broad Market    Municipal
                                                               Bond           Bond          Bond
                                                            Portfolio     Portfolio(1)    Portfolio
                                                           ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income..................................  $  8,467,334   $ 5,722,791    $   824,593
  Net realized gain on investments.......................       238,036        25,479         94,136
  Net change in unrealized appreciation (depreciation) on
    investments..........................................     5,217,246     3,100,025        460,758
                                                           ------------   ------------   -----------
Net increase in net assets resulting from operations.....    13,922,616     8,848,295      1,379,487
                                                           ------------   ------------   -----------
Distributions to shareholders:
  From net investment income.............................    (8,467,334)   (5,722,791)      (824,593)
  From net realized gain.................................            --       (34,711)            --
                                                           ------------   ------------   -----------
Total distributions......................................    (8,467,334)   (5,757,502)      (824,593)
                                                           ------------   ------------   -----------
Portfolio share transactions(a):
  Proceeds from shares sold..............................    21,953,535    66,077,078      7,054,173
  Cost of shares issued on reinvestment of
    distributions........................................     7,380,954     5,364,660        568,525
  Cost of shares redeemed................................   (34,774,706)  (45,511,509)    (1,428,321)
                                                           ------------   ------------   -----------
Net increase (decrease) in net assets from Portfolio
  share transactions.....................................    (5,440,217)   25,930,229      6,194,377
                                                           ------------   ------------   -----------
Total increase in net assets.............................        15,065    29,021,022      6,749,271
NET ASSETS:
  Beginning of year......................................   140,014,596    79,310,091     16,009,469
                                                           ------------   ------------   -----------
  End of year............................................  $140,029,661   $108,331,113   $22,758,740
                                                           ============   ============   ===========
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                          Shares        Shares         Shares
                                                           ------------   ------------   -----------
  Shares sold............................................     2,191,981     6,743,387        560,577
  Shares issued on reinvestment of distributions.........       745,314       552,104         45,447
  Shares redeemed........................................    (3,475,510)   (4,637,479)      (113,727)
                                                           ------------   ------------   -----------
  Net increase (decrease) in shares......................      (538,215)    2,658,012        492,297
  Shares outstanding -- Beginning of year................    14,472,751     8,386,892      1,307,354
                                                           ------------   ------------   -----------
  Shares outstanding -- End of year......................    13,934,536    11,044,904      1,799,651
                                                           ============   ============   ===========

(1) Formerly the Intermediate Bond Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                           For the Fiscal Years         For The Period    For the Fiscal Years
                                              Ended June 30,           November 1, 1998     Ended October 31,
                                      ------------------------------       through        ---------------------
SHORT/INTERMEDIATE BOND PORTFOLIO --  2002(2)      2001      2000+      June 30, 1999+      1998+       1997+
INSTITUTIONAL SHARES                  --------   --------   --------   ----------------   ---------   ---------
NET ASSET VALUE -- BEGINNING OF
  PERIOD............................  $  10.05   $   9.67   $   9.86       $ 10.27         $ 10.03     $  9.94
                                      --------   --------   --------       -------         -------     -------
INVESTMENT OPERATIONS:
  Net investment income.............      0.50       0.58       0.52          0.37            0.58        0.59
  Net realized and unrealized gain
    (loss) on investments...........      0.20       0.38      (0.16)        (0.39)           0.24        0.09
                                      --------   --------   --------       -------         -------     -------
    Total from investment
    operations......................      0.70       0.96       0.36         (0.02)           0.82        0.68
                                      --------   --------   --------       -------         -------     -------
DISTRIBUTIONS:
  From net investment income........     (0.50)     (0.58)     (0.52)        (0.37)          (0.58)      (0.59)
  From net realized gain............     (0.02)        --      (0.03)        (0.02)             --          --
                                      --------   --------   --------       -------         -------     -------
    Total distributions.............     (0.52)     (0.58)     (0.55)        (0.39)          (0.58)      (0.59)
                                      --------   --------   --------       -------         -------     -------
NET ASSET VALUE -- END OF PERIOD....  $  10.23   $  10.05       9.67       $  9.86         $ 10.27     $ 10.03
                                      ========   ========   ========       =======         =======     =======
TOTAL RETURN........................     7.08%     10.21%      4.28%       (0.27)%**         8.40%       7.13%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations...     0.62%      0.55%      0.55%         0.55%*          0.59%       0.65%
    Excluding expense limitations...     0.62%      0.61%      0.72%         0.67%*          0.83%       1.12%
  Net investment income.............     4.89%      5.89%      6.35%         5.47%*          5.64%       5.98%
Portfolio turnover..................      136%        88%        47%           30%             41%         84%
Net assets at end of period (000
  omitted)..........................  $167,077   $140,030   $140,015       $89,383         $94,597     $31,456

 *  Annualized.
 **Not annualized.
+ Effective November 1, 1999, the Rodney Square Short/Intermediate Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Short/Intermediate Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio which have been restated to reflect the share conversion ratio applied in the merger.

(1)
  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I --
  Short/Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

(2)
  As required, effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets by less than .01%. Per share data for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                            For the Fiscal Years         For the Period     For the Period
                                               Ended June 30,           November 1, 1998   June 29, 1998(1)
                                        -----------------------------       through             through
BROAD MARKET BOND PORTFOLIO(4) --       2002(5)      2001      2000+     June 30, 1999+    October 31, 1998+
INSTITUTIONAL SHARES                    --------   --------   -------   ----------------   -----------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD..............................  $   9.81   $   9.46   $  9.63       $  10.19            $ 10.00
                                        --------   --------   -------       --------            -------
INVESTMENT OPERATIONS:
  Net investment income...............      0.52       0.58      0.58           0.38               0.20
  Net realized and unrealized gain
    (loss) on investments.............      0.16       0.35     (0.15)         (0.53)              0.19
                                        --------   --------   -------       --------            -------
    Total from investment
    operations........................      0.68       0.93      0.43          (0.15)              0.39
                                        --------   --------   -------       --------            -------
DISTRIBUTIONS:
  From net investment income..........     (0.52)     (0.58)    (0.58)         (0.38)             (0.20)
  From net realized gain..............     (0.04)        --(3)   (0.02)        (0.03)                --
                                        --------   --------   -------       --------            -------
    Total distributions...............     (0.56)     (0.58)    (0.60)         (0.41)             (0.20)
                                        --------   --------   -------       --------            -------
NET ASSET VALUE -- END OF PERIOD......  $   9.93   $   9.81   $  9.46       $   9.63            $ 10.19
                                        ========   ========   =======       ========            =======
TOTAL RETURN..........................     7.04%     10.11%     4.72%        (1.52)%**            3.89%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations.....     0.68%      0.59%     0.55%          0.55%*             0.55%*
    Excluding expense limitations.....     0.68%      0.70%     0.71%          0.67%*             0.66%*
  Net investment income...............     5.16%      5.96%     6.15%          5.71%*             5.69%*
Portfolio turnover....................      180%        73%       53%            18%                18%
Net assets at end of period (000
  omitted)............................  $116,427   $108,331   $79,310       $ 87,297            $93,002

 *  Annualized.
 ** Not annualized.
 + Effective November 1, 1999, the Rodney Square Intermediate Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Broad Market Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

(1)
  Commencement of operations.

(2)
  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Broad Market Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

(3)
  Distributions were less than .01 per share.

(4)
  Formerly the Intermediate Bond Portfolio.

(5)
  Effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets from 5.20% to 5.16%. Per share data for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                         For the Fiscal Years          For the Period    For the Fiscal Years
                                            Ended June 30,            November 1, 1998    Ended October 31,
                                    -------------------------------       through        --------------------
MUNICIPAL BOND PORTFOLIO --            2002       2001       2000+     June 30, 1999+     1998+       1997+
INSTITUTIONAL SHARES                ----------   -------    -------   ----------------   --------    --------
NET ASSET VALUE -- BEGINNING OF
  PERIOD..........................   $ 12.65     $ 12.25    $ 12.48       $  12.94       $ 12.74     $ 12.46
                                     -------     -------    -------       --------       -------     -------
INVESTMENT OPERATIONS:
  Net investment income...........      0.47        0.56       0.56           0.36          0.56        0.55
  Net realized and unrealized gain
    (loss) on investments.........      0.27        0.40      (0.15)         (0.40)         0.20        0.28
                                     -------     -------    -------       --------       -------     -------
    Total from investment
    operations....................      0.74        0.96       0.41          (0.04)         0.76        0.83
                                     -------     -------    -------       --------       -------     -------
DISTRIBUTIONS:
  From net investment income......     (0.47)      (0.56)     (0.56)         (0.36)        (0.56)      (0.55)
  From net realized gain..........     (0.05)         --      (0.08)         (0.06)           --          --
                                     -------     -------    -------       --------       -------     -------
    Total distributions...........     (0.52)      (0.56)     (0.64)         (0.42)        (0.56)      (0.55)
                                     -------     -------    -------       --------       -------     -------
NET ASSET VALUE -- END OF
  PERIOD..........................   $ 12.87     $ 12.65    $ 12.25       $  12.48       $ 12.94     $ 12.74
                                     =======     =======    =======       ========       =======     =======
TOTAL RETURN......................     5.93%       7.94%      3.40%        (0.30)%**       6.07%       6.85%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses
    Including expense
       limitations................     0.75%       0.75%      0.75%          0.75%*        0.75%       0.75%
    Excluding expense
       limitations................     1.08%       1.39%      1.03%          0.90%*        1.23%       1.52%
  Net investment income...........     3.63%       4.43%      4.59%          4.29%*        4.35%       4.42%
Portfolio turnover................       28%         36%        50%            19%           44%         29%
Net assets at end of period (000
  omitted)........................   $32,592     $22,759    $16,009       $ 16,612       $17,579     $17,446

 *  Annualized.
 ** Not annualized.
+ Effective November 1, 1999, the Rodney Square Municipal Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Municipal Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

(1)
  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Municipal Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Wilmington Short/Intermediate Bond Portfolio, Wilmington Broad Market Bond Portfolio (formerly, Wilmington Intermediate Bond Portfolio), and Wilmington Municipal Bond Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

  The Portfolios currently offer two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered to retirement plans. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee. As of June 30, 2002, the Investor Shares have not commenced operations.

  Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") which has the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. As of June 30, 2002, each Portfolio owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

  Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

  Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required.

  Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred.

  As required, effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to July 1, 2001, such gains (losses) were included in realized gain (loss) on investments. The effect of this change for the year ended June 30, 2002 was as follows:

                                                Short/Intermediate    Broad Market
                                                  Bond Portfolio     Bond Portfolio
                                                ------------------   --------------
Decrease interest income......................        $8,073            $36,263
Increase net realized gain on investments.....        $8,073            $36,263

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS -- continued

  The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting.

  Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Municipal Bond Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

  PFPC Inc. ("PFPC"), an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Fund on behalf of the Portfolios.

  PFPC also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of the Portfolios.

  RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.75% of the average daily net assets of the Municipal Bond Portfolio. This undertaking will remain in place until the Board of Trustees approves its termination.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS -- continued

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid during the years ended June 30, 2002 and 2001 was as follows:

                               Short/Intermediate     Broad Market     Municipal Bond
                                 Bond Portfolio      Bond Portfolio      Portfolio
                               ------------------    --------------    --------------
Year ended June 30, 2002
Ordinary Income..............      $8,069,869          $6,215,809        $   16,233
Tax-Exempt Income............              --                  --           958,940
Long-term capital gains......         236,852             578,048            91,363
                                   ----------          ----------        ----------
          Total
            distributions....      $8,306,721          $6,793,857        $1,066,536
                                   ==========          ==========        ==========
Year ended June 30, 2001
Ordinary Income..............      $8,467,334          $5,722,547        $   24,971
Tax-Exempt Income............              --                  --           799,622
Long-term capital gains......              --              34,955                --
                                   ----------          ----------        ----------
          Total
            distributions....      $8,467,334          $5,757,502        $  824,593
                                   ==========          ==========        ==========

  As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                              Short/Intermediate     Broad Market     Municipal Bond
                                Bond Portfolio      Bond Portfolio      Portfolio
                              ------------------    --------------    --------------
Undistributed ordinary
  income....................      $  (16,524)         $      482         $ 18,969
Undistributed long-term
  capital gains.............              --                  --               --
                                  ----------          ----------         --------
Accumulated
  earnings/(deficit)........         (16,524)                482           18,969
Post-October losses.........              --            (248,046)              --
Net unrealized appreciation
  of investments............       3,387,645           2,894,985          816,534
                                  ----------          ----------         --------
          Total accumulated
       earnings/(deficit)...      $3,371,121          $2,647,421         $835,503
                                  ==========          ==========         ========

Post-October losses represent net losses realized from November 1, 2001 through June 30, 2002 that, in accordance with Federal income tax regulations, each Portfolio has elected to defer and treat as having arisen the following fiscal year.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  To the Shareholders and Trustees of WT Mutual Fund:

  We have audited the accompanying statements of assets and liabilities of Wilmington Short/Intermediate Bond Portfolio, Wilmington Broad Market Bond Portfolio and Wilmington Municipal Bond Portfolio (the "Portfolios") (each a series of WT Mutual Fund) as of June 30, 2002, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios at June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                         [ERNST & YOUNG LLP]

  Philadelphia, Pennsylvania
  August 2, 2002

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTICE TO SHAREHOLDERS -- TAX INFORMATION (UNAUDITED)

  Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Municipal Bond Portfolio designates $958,940 as tax-exempt dividends. Also, the Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio paid 20% capital gain distributions (from net long-term capital gains) during the fiscal year ended June 30, 2002 as follows:

                                           Capital Gain            Total 20%
                                            Per Share      Capital Gain Distribution
                                           ------------    -------------------------
Short/Intermediate Bond Portfolio            $ 0.0176              $236,852
Broad Market Bond Portfolio                  $ 0.0414              $578,048
Municipal Bond Portfolio                     $ 0.0469              $ 91,363

  In January, 2003, shareholders of the Portfolios will receive Federal income tax information on all distributions paid to their accounts in calendar year 2002, including any distributions paid between June 30, 2002 and December 31, 2002.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   ANNUAL REPORT / JUNE 30, 2002

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P    Principal        Value
                                                                Ratings(1)       Amount        (Note 2)
                                                                -----------    ----------    ------------
CORPORATE BONDS -- 35.8%
FINANCIAL -- 16.2%
    Abbey National PLC, 6.69%, 10/17/05.....................     Aa3, AA-      $  675,000    $    718,938
    ABN Amro Bank NV Chicago, 7.55%, 06/28/06...............     Aa3, AA-       2,175,000       2,399,584
    AIG Sunamerica Global Finance, 5.85%, 08/01/08..........     Aaa, AAA       2,000,000       2,072,248
    Caterpillar Financial Services Corp., 4.88%, 06/15/07...      A2, A+        1,900,000       1,899,544
    Credit Suisse First Boston, 5.75%, 04/15/07.............     Aa3, AA-       1,300,000       1,329,957
    Equifax, Inc., 6.30%, 07/01/05..........................      Baa1, A         300,000         311,853
    First Union Corp., 6.82%, 08/01/26......................      A2, A-          200,000         213,709
    Ford Motor Credit, 6.70%, 07/16/04......................     A3, BBB+       2,000,000       2,058,756
    General Electric Capital Corp., 6.50%, 12/10/07.........     Aaa, AAA       2,125,000       2,281,491
    General Electric Capital Corp., 8.13%, 05/15/12.........     Aaa, AAA         250,000         285,967
    General Electric Global Insurance, 7.75%, 06/15/30......      Aa1, AA         300,000         330,605
    General Motors Acceptance Corp., 7.75%, 01/19/10........       A2, A        1,500,000       1,587,144
    Goldman Sachs Group, 6.65%, 05/15/09....................      A1, A+        2,100,000       2,185,731
    Household Finance Corp., 6.00%, 05/01/04................       A2, A        2,125,000       2,196,687
    Lehman Brothers Holdings, Inc., 6.63%, 01/18/12.........       A2, A        4,000,000       4,056,012
    Prudential Insurance Co., Ser. 144A, Sr. Notes, 6.38%,
      07/23/06..............................................      A2, A+        1,000,000       1,043,913
    Salomon Smith Barney Holdings, 6.50%, 02/15/08..........     AA1, AA-       2,100,000       2,244,335
                                                                                             ------------
                                                                                               27,216,474
                                                                                             ------------
 INDUSTRIAL -- 14.3%
    Alcan, Inc. Note, 6.45%, 03/15/11.......................      A2, A-        1,400,000       1,465,226
    Bausch & Lomb, Inc., 6.38%, 08/01/03....................    Baa3, BBB-        950,000         952,763
    Bausch & Lomb, Inc., 6.75%, 12/15/04....................    Baa3, BBB-      1,000,000       1,013,378
    EG & G, Inc., 6.80%, 10/15/05...........................     Baa2, A-       1,000,000         993,405
    Eli Lilly Co., 6.00%, 03/15/12..........................     Baa2, A-       2,200,000       2,271,619
    Hershey Foods Corp., 6.70%, 10/01/05....................      A1, A+        1,500,000       1,613,107
    Hertz Corp., 8.25%, 06/01/05............................      A3, A-        2,000,000       2,120,016
    Ingersoll-Rand, 6.02%, 02/15/28.........................      A3, A-        2,300,000       2,355,407
    Kimberly Clark Corp., 7.10%, 08/01/07...................      Aa2, AA       1,000,000       1,115,173
    Lockheed Martin Corp., 8.20%, 12/01/09..................    Baa3, BBB-      1,000,000       1,157,387
    Praxair, Inc., 6.75%, 03/01/03..........................     A3, BBB+       1,000,000       1,028,018
    Raytheon, Co., 6.75%, 08/15/07..........................    Baa3, BBB-      1,000,000       1,062,144
    Safeway, Inc., 6.15%, 03/01/06..........................     Baa2, BBB      3,000,000       3,154,119
    Tyco International Group S.A., 4.95%, 08/01/03(a).......     BAA1, BBB      1,450,000       1,254,250
    USX Corp., 6.65%, 02/01/06..............................     Baa1, BBB      1,000,000       1,058,276
    Valero Energy, 6.88%, 04/15/12..........................     AAA, AAA       1,300,000       1,335,855
                                                                                             ------------
                                                                                               23,950,143
                                                                                             ------------
 TELECOMMUNICATIONS -- 3.9%
    AT&T Corp., 6.00%, 03/15/09.............................     A3, BBB+       2,175,000       1,718,250
    GTE Southwest, Ser. 1993B, 6.54%, 12/01/05..............      A2, AA-       1,000,000       1,037,198
    Sprint Capital Corp., 5.70%, 11/15/03...................    Baa1, BBB+      2,000,000       1,777,238
    Verizon Global Funding Corp., 7.25%, 12/01/10...........      A1, A+        2,000,000       2,019,202
                                                                                             ------------
                                                                                                6,551,888
                                                                                             ------------
 TRANSPORTATION -- 0.5%
    CSX Corp., 7.90%, 05/01/17..............................     Baa2, BBB        800,000         891,608
                                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                Moody's/S&P    Principal        Value
                                                                Ratings(1)       Amount        (Note 2)
                                                                -----------    ----------    ------------
UTILITIES -- 0.9%
    Ohio Power Co., Ser. 1997A, 6.73%, 11/01/04.............     Baa1, A-      $  400,000    $    421,636
    Oklahoma Gas & Electric, 6.50%, 07/15/17................      A1, A+        1,000,000       1,049,136
                                                                                             ------------
                                                                                                1,470,772
                                                                                             ------------
   TOTAL CORPORATE BONDS (COST $59,531,393)..............................................      60,080,885
                                                                                             ------------
ASSET-BACKED SECURITIES -- 6.8%
    Advanta Mortgage Loan Trust, Ser. 1996-1, C1. A6, 6.73%,
      08/25/23..............................................     Aaa, AAA         228,866         232,309
    Contimortgage Home Equity Loan Trust, Ser. 1996-1, C1.
      A6, 6.69%, 01/15/16...................................     Aaa, AAA         209,247         212,296
    Crown Home Equity Loan Trust, Ser. 1996-1, C1. A4,
      7.15%, 08/25/12.......................................     Aaa, AAA         309,066         317,797
    First Sierra Equipment Contact Trust, Ser. 1998-1, C1.
      A4, 5.63%, 08/12/04...................................     Aaa, AAA         642,968         649,752
    General Electric Capital Mortgage Services, Inc. Ser.
      1996 -HE2, C1. A5, 7.94%, 06/25/14....................     Aaa, N/R         969,046       1,001,649
    Green Tree Financial Corp., Ser. 1995-2, C1. A6, 8.30%,
      05/15/26..............................................     N/R, AAA         691,943         747,934
    Green Tree Home Equity Loan Trust Ser. 1999-D, C1. A3,
      7.30%, 08/15/18.......................................     N/R, AAA       1,495,470       1,535,713
    Greenpoint Manufactured Housing, Ser. 1999-1, C1. A2,
      6.01%, 08/15/15.......................................     Aaa, AAA         596,692         608,997
    IMC Home Equity Loan Trust, Ser. 1997-5, C1. A7, 6.90%,
      01/20/22..............................................     Aaa, AAA          87,512          88,782
    The Money Store Home Equity Trust, Ser. 1992-D2, C1. A3,
      7.55%, 01/15/18.......................................     Aaa, AAA         421,921         421,782
    The Money Store Home Equity Trust, Ser. 1996-B, C1. A8,
      7.91%, 05/15/24.......................................     Aaa, AAA         536,902         562,126
    Residential Asset Securities Corp., Ser. 2001-KS2, Cl.
      AI3, 5.75%, 08/25/05..................................     Aaa, AAA       1,000,000       1,030,720
    Saxon Asset Securities Trust, Ser. 2000-4, Cl. AF3,
      6.78%, 01/25/16.......................................     Aaa, N/R       1,000,000       1,028,686
    Vanderbilt Mortgage Finance, Ser. 1999-C, C1. A2, 7.09%,
      11/07/13..............................................     Aaa, N/R         985,668       1,023,104
    Vanderbilt Mortgage Finance, Ser. 2001-C, C1. A2, 4.24%,
      08/07/14..............................................     Aaa, N/R       1,875,000       1,886,093
    Vanderbilt Mortgage Finance, Ser. 1996-A, C1. A3, 6.85%,
      04/07/26..............................................     Aaa, N/R          22,040          22,033
                                                                                             ------------
   TOTAL ASSET-BACKED SECURITIES (COST $11,161,505)......................................      11,369,773
                                                                                             ------------
MORTGAGE-BACKED SECURITIES -- 9.8%
    Federal Home Loan Mortgage Corp. Notes, CMO 2420, 5.00%,
      12/15/07..............................................                    2,500,000       2,552,147
    Federal Home Loan Mortgage Corp. Notes, CMO 2129, 5.75%,
      09/15/11..............................................                    1,650,000       1,705,918
    Federal Home Loan Mortgage Corp. Notes, 2052PK, 6.00%,
      11/15/11..............................................                    2,000,000       2,082,056
    Federal Home Loan Mortgage Corp. Notes, Gold 15 Yr.,
      6.00%, 01/01/13.......................................                      611,284         631,724
    Federal Home Loan Mortgage Corp. Notes, 2095 PM, 6.00%,
      10/15/22..............................................                      850,000         889,664
    Federal Home Loan Mortgage Corp. Notes, 1589 N, 6.25%,
      04/15/23..............................................                    2,229,759       2,325,029
    Federal Home Loan Mortgage Corp. Notes, 2073 PJ, 6.00%,
      10/15/23..............................................                      500,000         513,972
    Federal National Mortgage Association Notes, 7 Yr
      Balloon, 6.00%, 01/01/06..............................                       64,713          66,452
    Federal National Mortgage Association Notes, 7 Yr
      Balloon, 6.00%, 02/01/06..............................                       86,267          88,584
    Federal National Mortgage Association Notes, 7 Yr
      Balloon, 6.00%, 02/01/06..............................                      179,493         184,261
    Federal National Mortgage Association Notes, 15 Yr
      Balloon, 5.50%, 02/01/17..............................                    1,474,832       1,478,058
    Federal National Mortgage Association Notes, Ser.
      1993-50, C1. D, 6.25%, 07/25/04.......................                      392,273         403,769
    Federal National Mortgage Association Notes, Ser.
      1996-23, C1. A, 6.50%, 09/25/21.......................                      373,740         377,573
    Federal National Mortgage Association Notes, Ser.
      1998-W3, 6.50%, 07/25/28..............................                       13,934          13,934
    Federal National Mortgage Association Notes, Ser.
      1999-W5, 6.12%, 02/25/29..............................                    1,454,056       1,481,641
    Government National Mortgage Association, 30 Yr. Pool
      529670, 7.50%, 12/15/23...............................                       70,171          74,666

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                               Principal        Value
                                                                                 Amount        (Note 2)
                                                                               ----------    ------------
    Government National Mortgage Association, 30 Yr. Pool
      529669, 7.50%, 02/15/26...............................                   $   81,877    $     86,867
    Government National Mortgage Association, Ser. 2001-53,
      PT, 5.50%, 01/20/31...................................                    1,400,000       1,411,412
                                                                                             ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $15,744,287)...................................      16,367,727
                                                                                             ------------
U.S. AGENCY OBLIGATIONS -- 26.9%
 FEDERAL FARM CREDIT BANKS NOTES -- 1.2%
    Federal Farm Credit Banks Notes, 3.88%, 12/15/04........                    2,000,000       2,023,080
                                                                                             ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 5.0%
    Federal Home Loan Mortgage Corp. Notes, 5.13%,
      10/15/08..............................................                    3,000,000       3,055,764
    Federal Home Loan Mortgage Corp. Notes, 6.63%,
      09/15/09..............................................                    2,800,000       3,071,208
    Federal Home Loan Mortgage Corp. Notes, 6.88%,
      09/15/10..............................................                    2,000,000       2,222,316
                                                                                             ------------
                                                                                                8,349,288
                                                                                             ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 20.7%
    Federal National Mortgage Association Notes, 5.13%,
      02/13/04..............................................                    6,000,000       6,225,576
    Federal National Mortgage Association Notes, 3.50%,
      09/15/04(a)...........................................                    7,000,000       7,046,382
    Federal National Mortgage Association Notes, 5.75%,
      06/15/05..............................................                    1,500,000       1,588,433
    Federal National Mortgage Association Notes, 5.25%,
      06/15/06..............................................                    1,825,000       1,899,332
    Federal National Mortgage Association Notes, 4.38%,
      10/15/06..............................................                    1,000,000       1,005,479
    Federal National Mortgage Association Notes, 5.75%,
      02/15/08..............................................                    5,250,000       5,540,141
    Federal National Mortgage Association Notes, 6.16%,
      07/09/08..............................................                    1,275,000       1,313,328
    Federal National Mortgage Association Notes, 5.50%,
      03/15/11..............................................                    3,000,000       3,043,311
    Federal National Mortgage Association Notes, 6.00%,
      05/15/11..............................................                    1,000,000       1,048,025
    Federal National Mortgage Association Notes, 5.38%,
      11/15/11(a)...........................................                    6,000,000       6,005,892
                                                                                             ------------
                                                                                               34,715,899
                                                                                             ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $43,744,178)......................................      45,088,267
                                                                                             ------------
U.S. TREASURY OBLIGATIONS -- 16.6%
 U.S. TREASURY BONDS -- 0.5%
    U.S. Treasury Bonds, 10.38%, 11/15/12...................                      650,000         835,427
                                                                                             ------------
 U.S. TREASURY NOTES -- 16.1%
    U.S. Treasury Notes, 5.38%, 06/30/03....................                    4,000,000       4,134,548
    U.S. Treasury Notes, 4.75%, 02/15/04(a).................                    2,000,000       2,068,976
    U.S. Treasury Notes, 3.63%, 03/31/04....................                    3,000,000       3,046,380
    U.S. Treasury Notes, 7.25%, 08/15/04....................                    2,000,000       2,175,312
    U.S. Treasury Notes, 7.00%, 07/15/06....................                    1,800,000       2,010,584
    U.S. Treasury Notes, 6.50%, 10/15/06(a).................                    5,900,000       6,495,109
    U.S. Treasury Notes, 3.50%, 11/15/06(a).................                    1,780,000       1,748,295
    U.S. Treasury Notes, 6.13%, 08/15/07(a).................                    1,000,000       1,089,943
    U.S. Treasury Notes, 5.00%, 08/15/11(a).................                    4,250,000       4,309,028
                                                                                             ------------
                                                                                               27,078,175
                                                                                             ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $27,249,255)....................................      27,913,602
                                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                               Principal        Value
                                                                                 Amount        (Note 2)
                                                                               ----------    ------------
COMMERCIAL PAPER -- 2.9%
    American Express, 1.97%, 07/01/02 (Cost $4,921,283)....................    $4,921,283    $  4,921,283
                                                                                             ------------
TOTAL INVESTMENTS (Cost $162,351,901)+ -- 98.8%..........................................     165,741,537
                                                                                             ------------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $24,283,313) (see
  Note 4) -- 14.4%.......................................................................      24,283,313
                                                                                             ------------
OTHER ASSETS AND LIABILITIES, NET -- (13.2)%.............................................     (22,158,213)
                                                                                             ------------
TOTAL ASSETS -- 100.0%...................................................................    $167,866,637
                                                                                             ============

+ The cost for federal income tax purposes. At June 30, 2002, net unrealized appreciation was $3,389,636. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $4,140,117, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $750,481.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser at the time of purchase. The ratings shown are not audited.
(a)  Security partially or fully on loan (see Note 4).

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES(2)
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P     Principal         Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                -----------    ------------    ------------
CORPORATE BONDS -- 45.5%
 BANKS -- 1.9%
    Swiss Bank Corp., New York, 7.38%, 06/15/17.............      Aa3, AA      $  2,000,000    $  2,265,342
                                                                                               ------------
                                                                                                  2,265,342
                                                                                               ------------
 FINANCIAL -- 17.7%
    Abbey National PLC, 6.69%, 10/17/05.....................     AA3, AA-         1,100,000       1,171,602
    ABN Amro Bank NV Chicago, 7.55%, 06/28/06...............     Aa3, AA-         1,000,000       1,103,257
    AIG Sunamerica Global Finance, 5.85%, 08/01/08..........     Aaa, AAA         1,000,000       1,036,124
    Caterpillar Financial Services Corp., 4.88%, 06/15/07...      A2, A+            800,000         799,808
    Credit Suisse First Boston, 5.75%, 04/15/07.............     Aa3, AA-           900,000         920,740
    First Union Corp., 6.82%, 08/01/26......................      A2, A-            651,000         695,623
    Ford Motor Credit Co., 6.70%, 07/16/04..................     A3, BBB+         1,000,000       1,029,378
    General Electric Capital Corp., 6.50%, 12/10/07.........       A2, A          1,500,000       1,610,465
    General Electric Capital Corp., 8.13%, 05/15/12.........     Aaa, AAA           700,000         800,708
    General Electric Global Insurance, 7.75%, 06/15/30......      AA1, AA         1,600,000       1,763,227
    General Motors Acceptance Corp., 7.75%, 01/19/10........       A2, A          1,250,000       1,322,620
    Goldman Sachs Group, 6.65%, 05/15/09....................      A1, A+          3,000,000       3,122,472
    Household Finance Corp., 6.00%, 05/01/04................       A2, A          1,500,000       1,550,602
    Lehman Brothers Holdings, Inc., 6.63%, 01/18/12.........       A2, A          1,600,000       1,622,405
    Prudential Insurance Co., Ser. 144A, Sr. Notes, 6.38%,
      07/23/06..............................................      A2, A+          1,000,000       1,043,913
    Salomon Smith Barney Holdings, 6.50%, 02/15/08..........     Aa1, AA-         1,000,000       1,068,731
                                                                                               ------------
                                                                                                 20,661,675
                                                                                               ------------
 INDUSTRIAL -- 16.5%
    Alcan, Inc. Note, 6.45%, 03/15/11.......................      A2, A-          1,300,000       1,360,567
    Bausch & Lomb, Inc., 6.38%, 08/01/03....................    BAA3, BBB-          700,000         702,036
    CSX Corp., 7.90%, 05/01/17..............................     Baa2, BBB        1,700,000       1,894,667
    Eli Lilly Co., 6.00%, 03/15/12..........................      Aa3, AA         1,750,000       1,806,970
    Hertz Corp., 8.25%, 06/01/05............................     BAA1, BBB          300,000         318,002
    Ingersoll-Rand, 6.02%, 02/15/28.........................      A3, N/R         1,000,000       1,024,090
    International Business Machines Corp., 7.00%,
      10/30/25..............................................      A1, A+          2,545,000       2,643,329
    Lockheed Martin Corp., 8.20%, 12/01/09..................    BAA3, BBB-        2,000,000       2,314,774
    Merck & Co., Inc., 6.40%, 03/01/28......................     Aaa, AAA         1,710,000       1,733,420
    Raytheon Co., 6.75%, 08/15/07...........................    Baa3, BBB-        1,000,000       1,062,144
    Safeway, Inc., 6.15%, 03/01/06..........................      Baa1, A         1,500,000       1,577,059
    Tyco International Group S.A., 4.95%, 08/01/03(a).......     Baa1, BBB          930,000         804,450
    Zeneca Wilmington, 7.00%, 11/15/23......................     AA2, AA-         2,000,000       2,104,886
                                                                                               ------------
                                                                                                 19,346,394
                                                                                               ------------
 TELECOMMUNICATIONS -- 4.9%
    AT&T Corp., 6.00%, 03/15/09.............................     A3, BBB+         1,100,000         869,000
    GTE Southwest, Ser. 1993B, 6.54%, 12/01/05..............     A2, AAA-           500,000         518,599
    Sprint Capital Corp., 5.70%, 11/15/03...................    Baa1, BBB+        1,500,000       1,332,929
    Verizon Global Funding Corp., 7.25%, 12/01/10...........      A1, A+          3,000,000       3,028,803
                                                                                               ------------
                                                                                                  5,749,331
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES(2)
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                Moody's/S&P     Principal         Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                -----------    ------------    ------------
UTILITIES -- 4.5%
    Marathon Oil Corp., 6.80%, 03/15/32.....................    Baa1, BBB+     $  2,900,000    $  2,837,783
    Oklahoma Gas & Electric, 6.50%, 07/15/17................      A1, A+          1,250,000       1,311,420
    Valero Energy, 6.88%, 4/15/12...........................     Baa2, BBB        1,000,000       1,027,581
                                                                                               ------------
                                                                                                  5,176,784
                                                                                               ------------
   TOTAL CORPORATE BONDS (COST $52,317,208)................................................      53,199,526
                                                                                               ------------
ASSET-BACKED SECURITIES -- 11.4%
    Citibank Credit Card Master Trust, Ser. 1999-7, Cl. A,
      6.65%, 11/15/06.......................................     Aaa, AAA         4,000,000       4,285,848
    Crown Home Equity Loan Trust Ser. 1996-1, Cl. A4, 7.15%,
      08/25/12..............................................     Aaa, AAA           432,692         444,915
    Federal National Mortgage Association Notes, Ser.
      1996-23A, Cl. A6, 6.50%, 09/25/21.....................     N/R, N/R           184,238         186,128
    Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%,
      05/15/26..............................................     Aaa, N/R           299,218         323,431
    Green Tree Home Improvement Loan Trust, Ser. 1996-C, Cl.
      A4 7.80%, 06/15/26....................................     Aaa, N/R           421,924         431,289
    IMC Home Equity Loan Trust, Ser. 1997-5, Cl. A7, 6.90%,
      01/20/22..............................................     N/R, N/R            48,618          49,323
    Residential Asset Securities Corp., Ser. 2001-KS2, Cl.
      AI3, 5.75%, 08/25/05..................................     Aaa, AAA         1,500,000       1,546,080
    Saxon Asset Securities Trust, Ser. 2000-4, Cl. A, 6.78%,
      01/25/16..............................................     N/R, N/R         1,500,000       1,543,029
    The Money Store Home Equity, Ser. 1992-D2, Cl. A3,
      7.55%, 01/15/18.......................................     Aaa, AAA           274,503         274,412
    The Money Store Home Equity, Ser. 1995-A, Cl. 5, 8.40%,
      02/15/24..............................................     Aaa, AAA           510,794         510,661
    The Money Store Home Equity, Ser. 1996-B, Cl. A8, 7.91%,
      05/15/24..............................................     Aaa, AAA         1,431,739       1,499,003
    Vanderbilt Mortgage Finance, Ser. 1998-B, 6.20%,
      10/07/12..............................................     N/R, N/R           657,602         674,529
    Vanderbilt Mortgage Finance, Ser. 2001-C, 4.24%,
      08/07/14..............................................     Aaa, Aaa         1,500,000       1,508,874
    Vanderbilt Mortgage Finance, Ser. 1996-A, Cl. A3, 6.85%,
      04/07/26..............................................     Aaa, N/R            44,079          44,066
                                                                                               ------------
   TOTAL ASSET-BACKED SECURITIES (COST $13,142,689)........................................      13,321,588
                                                                                               ------------
MORTGAGE-BACKED SECURITIES -- 6.2%
    Federal Home Loan Mortgage Corp. Notes, CMO 2129 PE,
      5.75%, 09/15/11.......................................                        400,000         413,556
    Federal Home Loan Mortgage Corp. Notes, FHR 2052 PK6,
      6.00%, 11/15/11.......................................                      1,000,000       1,041,028
    Federal Home Loan Mortgage Corp. Notes, Gold 15 Yr.,
      6.00%, 01/01/13.......................................                        407,523         421,149
    Federal Home Loan Mortgage Corp. Notes, FHR 2359 VD,
      6.00%, 05/15/19.......................................                      1,600,000       1,568,616
    Federal Home Loan Mortgage Corp. Notes, FHR 2095 PM,
      6.00%, 10/15/22.......................................                        700,000         732,664
    Federal Home Loan Mortgage Corp. Notes, FHR 1589 N,
      6.25%, 04/15/23.......................................                        891,903         930,012
    Federal Home Loan Mortgage Corp. Notes, 2073 PJ(PAC),
      6.00%, 10/15/23.......................................                        300,000         308,383
    Federal National Mortgage Association Notes, 15 Yr. Pool
      629603, 5.50%, 02/01/17...............................                        983,221         985,372
    Government National Mortgage Association, 30 Yr. Pool
      529670, 7.50%, 12/15/23...............................                         56,589          60,215
    Government National Mortgage Association, 30 Yr. Pool
      529669, 7.50%, 02/15/26...............................                         65,502          69,493
    Government National Mortgage Association, Ser. 2001-53,
      PT, 5.50%, 01/20/31...................................                        700,000         705,706
                                                                                               ------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $7,012,648).......................................       7,236,194
                                                                                               ------------
U.S. AGENCY OBLIGATIONS -- 18.9%
 FEDERAL FARM CREDIT BANKS NOTES -- 1.7%
    Federal Farm Credit Banks Notes, 3.88%, 12/15/04........                      2,000,000       2,023,080
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES(2)
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                                Principal         Value
                                                                                  Amount         (Note 2)
                                                                               ------------    ------------
FEDERAL HOME LOAN BANKS NOTES -- 1.7%
    Federal Home Loan Banks Notes, 3.63%, 10/15/04 .........                   $  2,000,000    $  2,016,614
                                                                                               ------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 3.7%
    Federal Home Loan Mortgage Corp. Notes, 7.00%,
      07/15/05..............................................                      1,000,000       1,095,048
    Federal Home Loan Mortgage Corp. Notes, 5.13%,
      10/15/08..............................................                      1,500,000       1,527,882
    Federal Home Loan Mortgage Corp. Notes, 6.88%,
      09/15/10..............................................                      1,500,000       1,666,737
                                                                                               ------------
                                                                                                  4,289,667
                                                                                               ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 11.8%
    Federal National Mortgage Association Notes, 5.13%,
      02/13/04..............................................                      2,090,000       2,168,576
    Federal National Mortgage Association Notes, 3.50%,
      09/15/04(a)...........................................                      1,150,000       1,157,620
    Federal National Mortgage Association Notes, 5.75%,
      06/15/05..............................................                      1,700,000       1,800,224
    Federal National Mortgage Association Notes, 4.38%,
      10/15/06..............................................                        750,000         754,109
    Federal National Mortgage Association Notes, 5.75%,
      02/15/08..............................................                      2,000,000       2,110,530
    Federal National Mortgage Association Notes, 6.16%,
      07/09/08..............................................                        500,000         515,030
    Federal National Mortgage Association Notes, 5.50%,
      03/15/11..............................................                        450,000         456,497
    Federal National Mortgage Association Notes, 6.00%,
      05/15/11..............................................                      1,500,000       1,572,038
    Federal National Mortgage Association Notes, 5.38%,
      11/15/11(a)...........................................                      1,000,000       1,000,982
    Federal National Mortgage Association Notes, 6.25%,
      05/15/29..............................................                      2,250,000       2,247,581
                                                                                               ------------
                                                                                                 13,783,187
                                                                                               ------------
  TOTAL U.S. AGENCY OBLIGATIONS (COST $21,641,186).........................................      22,112,548
                                                                                               ------------
U.S. TREASURY OBLIGATIONS -- 11.8%
 U.S. TREASURY BONDS -- 6.9%
    U.S. Treasury Bonds, 9.25%, 02/15/16....................                      1,250,000       1,717,814
    U.S. Treasury Bonds, 7.50%, 11/15/16....................                        500,000         601,722
    U.S. Treasury Bonds, 8.88%, 02/15/19....................                      1,250,000       1,700,159
    U.S. Treasury Bonds, 7.13%, 02/15/23....................                        850,000       1,000,468
    U.S. Treasury Bonds, 6.50%, 11/15/26....................                        500,000         552,943
    U.S. Treasury Bonds, 6.38%, 08/15/27....................                        500,000         545,288
    U.S. Treasury Bonds, 5.38%, 02/15/31(a).................                      2,000,000       1,958,438
                                                                                               ------------
                                                                                                  8,076,832
                                                                                               ------------
 U.S. TREASURY NOTES -- 4.9%
    U.S. Treasury Notes, 4.75%, 02/15/04(a).................                      1,000,000       1,034,488
    U.S. Treasury Notes, 3.63%, 03/31/04....................                      2,000,000       2,030,920
    U.S. Treasury Notes, 7.00%, 07/15/06....................                        750,000         837,743
    U.S. Treasury Notes, 6.50%, 10/15/06....................                      1,000,000       1,100,866
    U.S. Treasury Notes, 3.50%, 11/15/06(a).................                        700,000         687,532
                                                                                               ------------
                                                                                                  5,691,549
                                                                                               ------------
  TOTAL U.S. TREASURY OBLIGATIONS (COST $12,637,488).......................................      13,768,381
                                                                                               ------------
COMMERCIAL PAPER -- 4.5%
    American Express, 1.97%, 07/01/02 (Cost $5,288,476).....                      5,288,476       5,288,476
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES(2)
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                                                  Value
                                                                                  Shares         (Note 2)
                                                                               ------------    ------------
PREFERRED STOCK -- 0.4%
    ABN AMRO Cap Funding, Ser. B, 7.50% (Cost $500,000)....................          20,000    $    508,000
                                                                                               ------------
TOTAL INVESTMENTS (Cost $112,539,695)+ -- 98.7%............................................     115,434,713
                                                                                               ------------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $6,883,138) (see Note
  4) -- 5.9%...............................................................................       6,883,138
                                                                                               ------------
OTHER ASSETS AND LIABILITIES, NET -- (4.6)%................................................      (5,380,894)
                                                                                               ------------
NET ASSETS -- 100.0%.......................................................................    $116,936,957
                                                                                               ============

+ The cost for federal income tax purposes. At June 30, 2002, net unrealized appreciation was $2,895,018. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $3,511,879, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $616,861.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser at the time of purchase. The ratings shown are not audited.
(2)  Formerly the Intermediate Bond Series.
(a)  Security partially or fully on loan (see Note 4).

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                               Moody's/S&P    Principal        Value
                                                                Rating(1)       Amount       (Note 2)
                                                               -----------    ----------    -----------
MUNICIPAL BONDS -- 98.1%
 ALABAMA -- 2.6%
    Alabama Housing Fin. Auth. Single Family Mtge. Rev.
      Bonds, Ser. A-1, 5.00%, 10/01/14......................    AAA, NR       $  250,000    $   251,565
    Alabama Water Poll. Cntrl. Auth. Rev. Bonds, Ser. B,
      4.50%, 08/15/10.......................................   AAA, AAA          250,000        259,410
    Shelby County, AL Brd. of Educ. Ref. Cap. Outlay School
      Warrants Bonds, 5.50%, 02/01/08.......................   AAA, AAA          300,000        323,709
                                                                                            -----------
                                                                                                834,684
                                                                                            -----------
 ARKANSAS -- 1.8%
    Rogers, AR School Dist. #30 Gen. Oblig. Bonds, Ser. A,
      4.13%, 02/01/06.......................................    AAA, NR          570,000        594,738
                                                                                            -----------
 COLORADO -- 1.6%
    Colorado Health Fac. Auth. Rev. Bonds (Catholic Health
      Initiatives), 5.38%, 09/01/10.........................   AA3, AA-          500,000        537,170
                                                                                            -----------
 CONNECTICUT -- 0.3%
    Connecticut State Health & Educ. Fac. Auth. Rev. Bonds,
      Ser. A, 6.25%, 07/01/04...............................    NR, NR           100,000        109,279
                                                                                            -----------
 DELAWARE -- 8.9%
    Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%,
      11/01/07..............................................   AAA, AAA          160,000        210,197
    Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%,
      11/01/08..............................................   AAA, AAA          180,000        243,486
    Delaware River & Bay Auth. Rev. Bonds, 5.40%,
      01/01/14..............................................   AAA, AAA          250,000        270,467
    Delaware State Economic Dev. Auth. Rev. Bonds (First
      Mtge. Gilpin Hall Proj.), 6.20%, 07/01/03.............    NR, NR           140,000        146,357
    Delaware State Economic Dev. Auth. Rev. Bonds (First
      Mtge. Gilpin Hall Proj.), 6.40%, 07/01/05.............    NR, NR           155,000        171,957
    Delaware State Economic Dev. Auth. Rev. Bonds
      (Osteopathic Hosp. Assoc.), Ser. 1993A, 6.00%,
      01/01/03..............................................    AAA. NR          110,000        112,440
    Delaware State Economic Dev. Auth. Rev. Bonds (Student
      HSG-Univ. Courtyard), 5.38%, 08/01/11.................    NR, AA           250,000        269,985
    Delaware State Economic Dev. Auth. Rev. Bonds (Delmarva
      Power Poll. Cntrl. Proj.), Ser. 2001C, 4.90%,
      05/01/26..............................................   AAA, AAA          250,000        263,792
    Delaware State Health Fac. Auth. Rev. Ref. Bonds
      (Delaware Medical Center), 7.00%, 10/01/15............   AAA, AAA          425,000        462,000
    Delaware State Housing Auth. Multi-Family Mtge. Ref.
      Rev. Bonds, Ser. 1992C, 7.25%, 01/01/07...............     A1, A           130,000        133,896
    Delaware State Housing Auth. Multi-Family Mtge. Ref.
      Rev. Bonds, Ser. 1992D, 6.35%, 07/01/03...............    A1, NR           100,000        102,534
    Delaware State Housing Auth. Sr. Home Mtge. Rev. Bonds,
      Ser. 1991 B-1, 6.40%, 12/01/02........................    AA3, NR           15,000         15,109
    New Castle County, DE Gen. Oblig. Rev. Bonds, 5.25%,
      10/01/14..............................................   AA1, AAA          250,000        266,547
    Wilmington, DE Multi-Family Housing Rev. Bonds, 5.45%,
      09/20/22..............................................    AAA, NR          250,000        249,068
                                                                                            -----------
                                                                                              2,917,835
                                                                                            -----------
 FLORIDA -- 5.8%
    Charlotte County, FL Utilities Rev. Bonds, 6.875%,
      10/01/03..............................................   AAA, AAA        1,290,000      1,401,301
    Lakeland, FL Energy Sys. Rev. Bonds, 5.50%, 10/01/14....   AAA, AAA          455,000        496,778
                                                                                            -----------
                                                                                              1,898,079
                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                               Moody's/S&P    Principal        Value
                                                                Rating(1)       Amount       (Note 2)
                                                               -----------    ----------    -----------
 GEORGIA -- 3.5%
    Fulton County, GA Gen. Oblig. Rev. Bonds, 6.38%,
      05/01/11..............................................    AA2, AA       $  500,000    $   588,155
    Georgia State Housing & Fin. Auth. Rev. Bonds, (Single
      Family Mtge.), 4.85%, 06/01/08........................    NR, AAA          260,000        267,589
    Private Colleges & Univ. Auth. Rev. Bonds (Emory Univ.
      Proj.), 5.75%, 11/01/15...............................    AA1, AA          250,000        276,575
                                                                                            -----------
                                                                                              1,132,319
                                                                                            -----------
 ILLINOIS -- 4.8%
    Bloomington, IL Gen. Oblig. Unltd. Bonds, 5.50%,
      12/01/07..............................................    AA2, NR          300,000        327,915
    Cook Kane Lake & McHenry Counties, IL Community College
      Dist. 512, 5.50%, 12/01/17............................    AAA, NR          520,000        549,437
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), 5.10%, 11/01/32...............................   AA1, AA+          400,000        431,188
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), 5.15%, 11/01/32...............................   AA1, AA+          250,000        269,845
                                                                                            -----------
                                                                                              1,578,385
                                                                                            -----------
 KANSAS -- 1.8%
    Butler & Sedgwick County, KA Univ. School Dist. Gen.
      Oblig. Unltd. Bonds, 6.00%, 09/01/14..................   AAA, AAA          500,000        581,770
                                                                                            -----------
 MAINE -- 1.7%
    Maine Governmental Fac. Auth. Lease Rent Rev. Bonds,
      6.00%, 10/01/13.......................................   AAA, AAA          500,000        565,230
                                                                                            -----------
 MARYLAND -- 1.3%
    Maryland State Health & Higher Educ. Fac. Rev. Bonds,
      5.13%, 07/01/12.......................................   AAA, AAA          400,000        436,772
                                                                                            -----------
 MASSACHUSETTS -- 2.2%
    Massachusetts State Dev. Fin. Agency Rev. Bond (Univ. of
      MA, Visual & Performing Arts Proj.), 6.00%,
      08/01/16..............................................    A1, NR           310,000        353,515
    Massachusetts State Fed. Highway Grant Ant. Notes, Ser.
      1998B, 5.13%, 12/15/14................................    AA3, NR          350,000        366,205
                                                                                            -----------
                                                                                                719,720
                                                                                            -----------
 MICHIGAN -- 1.6%
    Belding, MI Area School Dist. Rev. Bonds, 4.95%,
      05/01/14..............................................   AAA, AAA          500,000        515,680
                                                                                            -----------
 MINNESOTA -- 0.8%
    Minnesota State Gen. Oblig. Rev. Bonds, 5.00%,
      11/01/07..............................................   AAA, AAA          250,000        273,098
                                                                                            -----------
 NEVADA -- 1.3%
    Washoe County, NV Gen. Oblig. Bonds (Park Open Space &
      Library), 5.75%, 05/01/14.............................   AAA, AAA          380,000        419,326
                                                                                            -----------
 NEW YORK -- 2.3%
    TSASC Inc., NY TFABS-Ser. 1 Plan Prin 2010, 5.88%,
      07/15/15..............................................    AA1, A           250,000        258,987
    West Genesee, NY Cent. School Dist. Gen. Oblig. Bonds,
      3.50%, 06/15/2007.....................................    AAA, NR          500,000        507,100
                                                                                            -----------
                                                                                                766,087
                                                                                            -----------
 NORTH CAROLINA -- 0.9%
    Charlotte, NC Storm Water Fee Rev. Bonds, 5.60%,
      06/01/13..............................................   AA2, AA+          250,000        282,345
                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                               Moody's/S&P    Principal        Value
                                                                Rating(1)       Amount       (Note 2)
                                                               -----------    ----------    -----------
 OHIO -- 8.4%
    Lorain County, OH Hosp. Rev. Bonds (Catholic Healthcare
      Partners), Ser. A, 5.63%, 10/01/16....................    A1, AA-       $  500,000    $   522,135
    Ohio State Building Fac. Auth. Rev. Bonds (Sports Bldg.
      Fund Proj.), Ser. 2001A, 5.50%, 04/01/12..............    AA2, AA          250,000        275,753
    Ohio State Higher Educ. Cap. Fac. Rev. Bonds, Ser. 2A,
      5.50%, 12/01/08.......................................    AA2, AA          200,000        222,658
    Ohio State Infrastructure Imp. Gen. Oblig. Bonds, 5.75%,
      02/01/14..............................................   AA1, AA+          350,000        384,447
    Ohio State Public Fac. Rev. Bonds (Community Mental
      Health Fac.), Ser. 2-A, 5.13%, 06/01/05...............    AA2, AA          715,000        765,908
    Pickerington, OH Local School Dist. Construction & Imp.
      Gen. Oblig. Bonds, 5.80%, 12/01/09....................    AAA,AAA          500,000        570,005
                                                                                            -----------
                                                                                              2,740,906
                                                                                            -----------
 OREGON -- 1.9%
    Multnomah-Clackamas Counties, OR Centennial School Dist.
      Gen. Oblig. Bonds, 5.50%, 06/15/13....................    AAA, NR          550,000        604,334
                                                                                            -----------
 PENNSYLVANIA -- 13.1%
    Bethlehem, PA Area Vocational Technical School Auth.
      Lease Rev. Bonds, 5.50%, 09/01/09.....................    AAA, NR          325,000        363,006
    Chester County, PA Ind. Dev. Auth. Wastewater Treatment
      Rev. Bonds (Orleans Corp. Proj.), 7.00%, 11/01/06.....    NR, NR           410,000        409,492
    Harrisburg, PA Office & Parking Rev. Auth. Bonds
      (Capital Assoc. Proj.), Ser. 1998A, 5.50%, 05/01/05...    NR, NR           500,000        527,190
    New Morgan, PA Muni. Auth. Subordinated Office Rev.
      Bonds, Ser. 1999B, 5.38%, 06/01/03....................    NR, NR            55,000         55,043
    Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds
      (Philadelphia College of Osteopathic Medicine Proj.),
      5.25%, 12/01/07.......................................    NR, AAA          150,000        159,185
    Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds,
      Ser. 1992A, 6.63%, 08/15/09...........................   AAA, AAA          120,000        123,034
    Pennsylvania State Ref. Gen. Oblig. Bonds, 5.38%,
      11/15/07..............................................    AAA,AAA          250,000        273,608
    Philadelphia, PA Hospitals & Higher Educ. Fac. Auth.
      Rev. Bonds (Jefferson Health Systems Proj.), Ser.
      1997A, 5.50%, 05/15/05................................    A1, AA-          500,000        532,510
    Pittsburgh, PA Stadium Auth. Lease Rev. Bonds, 6.50%,
      04/01/11..............................................   AAA, AAA          215,000        243,662
    Westmoreland County, PA Ind. Dev. Auth. Rev. Bonds
      (Landfill Gas Recycling-Lanchester Energy Partners
      Proj.), 6.80%, 01/01/05(a)............................    NR, NR           500,000        250,000
    Westmoreland County, PA Muni. Auth. Service Rev. Bonds,
      Ser. C, 5.0%, 08/15/10................................   AAA, AAA          500,000        515,065
    York County, PA Gen. Oblig. Unltd. Bonds, 6.10%,
      10/01/05..............................................    AAA, NR          460,000        510,365
    York County, PA Ind. Dev. Auth. Rev. Bonds (Fox Ridge
      Personal Care), Ser. 1989A, 9.50%, 10/01/19...........    NR, NR           310,000        316,091
                                                                                            -----------
                                                                                              4,278,251
                                                                                            -----------
 PUERTO RICO -- 0.8%
    The Childrens Trust Fund, Puerto Rico, Tobacco
      Settlement Rev. Bonds, 5.75%, 07/01/14................    AA3, A           250,000        260,530
                                                                                            -----------
 SOUTH CAROLINA -- 0.8%
    South Carolina Tobacco Settlement Mgmt. Auth. Rev.
      Bonds, Ser. 2001B, 6.00%, 05/15/22....................     A1, A           250,000        246,752
                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                               Moody's/S&P    Principal        Value
                                                                Rating(1)       Amount       (Note 2)
                                                               -----------    ----------    -----------
 SOUTH DAKOTA -- 0.8%
    South Dakota Housing Dev. Auth. Homeownership Mtge. Rev.
      Bonds, Ser. A, 4.15%, 05/01/07........................    A1, AAA       $  265,000    $   266,487
                                                                                            -----------
 TENNESSEE -- 0.8%
    Memphis, TN Sewer Sys. Ref. Rev. Bonds, 5.25%,
      10/01/13..............................................   AA2, AA+          250,000        272,302
                                                                                            -----------
 TEXAS -- 17.5%
    Galena Park, TX Indpt. School Dist. Gen. Oblig. Bonds,
      7.00%, 08/15/11.......................................    AAA, NR          250,000        299,300
    Georgetown, TX, Utility System Ref. Rev. Bonds, Ser.
      1998A, 4.80%, 08/15/11................................   AAA, AAA          650,000        675,695
    Houston, TX Ref. & Public Imp. Rev. Bonds, Ser. 1999A,
      5.25%, 03/01/13.......................................   AA3, AA-          500,000        527,790
    Katy, TX Indpt. School Dist. Gen. Oblig. Bonds, 5.50%,
      02/15/15..............................................   AAA, AAA          500,000        537,695
    Lower Colorado River, Auth. TX Ref. Rev. Bonds (Jr. Lien
      4th Supply), 5.25%, 01/01/15..........................   AAA, AAA          500,000        544,415
    Lubbock, TX Health Fac. Dev. Corp. Rev. Bonds (St.
      Joseph Health Sys.), 5.00%, 07/01/08..................   AA3, AA-          350,000        366,475
    Pearland, TX Indpt. School Dist. Schoolhouse Rev. Bonds,
      Ser. 2001A, 5.00%, 02/15/12...........................   AAA, AAA          625,000        662,350
    Terrel Hills, TX Higher Educ. Fac. Auth. Rev. Bonds
      (Incarnate World College), 5.75%, 03/15/13............    NR, AAA          600,000        626,580
    Texas State Ref. Public Fin. Auth. Gen. Oblig. Bonds,
      Ser. 2001A, 5.50%, 10/01/12...........................    AA1, AA          300,000        330,681
    Texas Water Dev. Board Rev. Bonds, St. Revolving Fd-Sr
      Lien, 6.00%, 07/15/13.................................   AAA, AAA          300,000        306,390
    Texas Water Dev. Board Rev. Bonds, St. Revolving Fd-Sr
      Lien-Ser. 1998A, 5.25%, 07/15/11......................   AAA, AAA          500,000        532,025
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................   AAA, AAA           55,000         55,000
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................   AAA, AAA           60,000         70,461
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................   AAA, AAA           75,000         88,028
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................   AAA, AAA           85,000         99,982
                                                                                            -----------
                                                                                              5,722,867
                                                                                            -----------
 VIRGINIA -- 4.9%
    Chesapeake, VA Water & Sewer Gen. Oblig. Bonds, Ser. A,
      7.00%, 12/01/03.......................................    AA2, AA          500,000        536,420
    Virginia Commonwealth Trans. Brd. Rev. Bonds (Federal
      Highway Reimbursement Ant. Notes), 5.50%, 10/01/04....    AA2, AA        1,000,000      1,075,950
                                                                                            -----------
                                                                                              1,612,370
                                                                                            -----------
 WASHINGTON -- 1.2%
    Seattle, WA Muni. Light & Power Ref. Rev. Bonds, 5.00%,
      07/01/10..............................................    NR, AAA          350,000        376,037
                                                                                            -----------
 WISCONSIN -- 4.7%
    Badger, WI Tobacco Asset Security Corp. Rev. Bonds,
      6.00%, 06/01/17.......................................     A1, A           500,000        495,120
    Milwaukee County, WI Rev. Bonds (Pub Museum), Ser. B,
      4.35%, 12/01/04.......................................    NR, A+         1,000,000      1,037,300
                                                                                            -----------
                                                                                              1,532,420
                                                                                            -----------
TOTAL MUNICIPAL BONDS (Cost $31,259,198)................................................     32,075,773
                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                                               Value
                                                                                Shares       (Note 2)
                                                                              ----------    -----------
TAX-EXEMPT MUTUAL FUNDS -- 0.7%
    Blackrock Municipal Tax-Exempt Cash Money Market Fund (Cost
     $214,404)............................................................       214,404    $   214,404
                                                                                            -----------
TOTAL INVESTMENTS (Cost $31,473,602)+ -- 98.8%..........................................     32,290,177
OTHER ASSETS AND LIABILITIES, NET -- 1.2%...............................................        404,057
                                                                                            -----------
NET ASSETS -- 100.0%....................................................................    $32,694,234
                                                                                            ===========

(+) The cost for federal income tax purposes. At June 30, 2002, net unrealized appreciation was $816,575. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $1,075,936, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $259,361.
(1) Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser at the time of purchase. The ratings shown are not audited.
(a)  Non-income producing for the year ended June 30, 2002. Security in default.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2002

                                                               Short/
                                                            Intermediate    Broad Market     Municipal
                                                            Bond Series    Bond Series(1)   Bond Series
                                                            ------------   --------------   -----------
ASSETS:
Investment in securities, at value*.......................  $165,741,537    $115,434,713    $32,290,177
Securities lending collateral.............................    24,283,313       6,883,138             --
Receivable for contributions..............................            --         151,367             --
Dividends and interest receivable.........................     2,198,105       1,409,699        420,761
Other assets..............................................           165           1,030             --
                                                            ------------    ------------    -----------
Total assets..............................................   192,223,120     123,879,947     32,710,938
                                                            ------------    ------------    -----------
LIABILITIES:
Obligation to return securities lending collateral........    24,283,313       6,883,138             --
Payable for withdrawals...................................         1,750           8,941             --
Accrued advisory fee......................................        48,429          33,980          9,338
Other accrued expenses....................................        22,991          16,931          7,366
                                                            ------------    ------------    -----------
Total liabilities.........................................    24,356,483       6,942,990         16,704
                                                            ------------    ------------    -----------
NET ASSETS................................................  $167,866,637    $116,936,957    $32,694,234
                                                            ============    ============    ===========
*Investments at cost......................................  $162,351,901    $112,539,695    $31,473,602

(1) Formerly the Intermediate Bond Series.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2002

                                                                 Short/
                                                              Intermediate    Broad Market     Municipal
                                                              Bond Series    Bond Series(1)   Bond Series
                                                              ------------   --------------   -----------
INVESTMENT INCOME:
  Interest..................................................  $ 8,997,178      $6,923,432     $1,176,920
  Dividends.................................................           --          38,022             --
  Securities lending........................................       69,578          26,109             --
                                                              -----------      ----------     ----------
    Total investment income.................................    9,066,756       6,987,563      1,176,920
                                                              -----------      ----------     ----------
EXPENSES:
  Advisory fees.............................................      577,725         419,753         94,309
  Administration and accounting fees........................      173,318         125,926         28,293
  Custody fees..............................................       31,332          26,996         13,511
  Trustees' fees............................................        3,292           3,312          3,247
  Professional fees.........................................       18,492          17,029         15,461
  Other.....................................................       12,531          12,010         11,263
                                                              -----------      ----------     ----------
       Total expenses.......................................      816,690         605,026        166,084
                                                              -----------      ----------     ----------
  Net investment income.....................................    8,250,066       6,382,537      1,010,836
                                                              -----------      ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................      993,435         709,685         89,003
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    1,890,088         838,132        493,620
                                                              -----------      ----------     ----------
  Net gain on investments...................................    2,883,523       1,547,817        582,623
                                                              -----------      ----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $11,133,589      $7,930,354     $1,593,459
                                                              ===========      ==========     ==========

(1) Formerly the Intermediate Bond Series.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2002

                                                              Short/
                                                           Intermediate    Broad Market     Municipal
                                                           Bond Series    Bond Series(1)   Bond Series
                                                           ------------   --------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income..................................  $  8,250,066   $   6,382,537    $ 1,010,836
  Net realized gain on investments.......................       993,435         709,685         89,003
  Net change in unrealized appreciation (depreciation) on
    investments..........................................     1,890,088         838,132        493,620
                                                           ------------   -------------    -----------
Net increase in net assets resulting from operations.....    11,133,589       7,930,354      1,593,459
                                                           ------------   -------------    -----------
Transactions in beneficial interest:
  Contributions..........................................   104,576,965     100,780,982     15,363,900
  Withdrawals............................................   (88,648,683)   (100,620,941)    (7,095,434)
                                                           ------------   -------------    -----------
Net increase in net assets from transactions in
  beneficial interest....................................    15,928,282         160,041      8,268,466
                                                           ------------   -------------    -----------
Total increase in net assets.............................    27,061,871       8,090,395      9,861,925
NET ASSETS:
  Beginning of year......................................   140,804,766     108,846,562     22,832,309
                                                           ------------   -------------    -----------
  End of year............................................  $167,866,637   $ 116,936,957    $32,694,234
                                                           ============   =============    ===========

(1) Formerly the Intermediate Bond Series.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                               Short/
                                                            Intermediate    Broad Market     Municipal
                                                            Bond Series    Bond Series(1)   Bond Series
                                                            ------------   --------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...................................  $  8,545,262    $  5,798,732    $   843,732
  Net realized gain on investments........................       238,502          25,481         94,147
  Net change in unrealized appreciation (depreciation) on
    investments...........................................     5,220,125       3,100,062        460,782
                                                            ------------    ------------    -----------
Net increase in net assets resulting from operations......    14,003,889       8,924,275      1,398,661
                                                            ------------    ------------    -----------
Transactions in beneficial interest:
  Contributions...........................................    22,057,787      66,204,957      7,154,892
  Withdrawals.............................................   (36,109,358)    (45,996,354)    (1,793,712)
                                                            ------------    ------------    -----------
Net increase (decrease) in net assets from transactions in
  beneficial interest.....................................   (14,051,571)     20,208,603      5,361,180
                                                            ------------    ------------    -----------
Total increase (decrease) in net assets...................       (47,682)     29,132,878      6,759,841
NET ASSETS:
  Beginning of year.......................................   140,852,448      79,713,684     16,072,468
                                                            ------------    ------------    -----------
  End of year.............................................  $140,804,766    $108,846,562    $22,832,309
                                                            ============    ============    ===========

(1) Formerly the Intermediate Bond Series.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. Short/Intermediate Bond Series, Broad Market Bond Series (formerly, Intermediate Bond Series), and Municipal Bond Series (each, a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

  Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Current market prices are generally not available for municipal securities; current market prices may also be unavailable for other types of fixed-income securities held by the Series. To determine the value of those securities, the Series may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

  Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

  Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

  Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

  As required, effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to July 1, 2001, such gains (losses) were included in realized gain (loss) on investments. The effect of this change for the year ended June 30, 2002 was as follows:

                                                    Short/Intermediate    Broad Market
                                                      Bond Portfolio     Bond Portfolio
                                                    ------------------   --------------
  Decrease interest income........................        $8,073            $36,263
  Increase net realized gain on investments.......        $8,073            $36,263

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

  The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to each Series. For its services, RSMC receives a fee of 0.35% of each Series' first $1 billion of average daily net assets; 0.30% of each Series' next $1 billion of average daily net assets; and 0.25% of each Series' average daily net assets in excess of $2 billion.

  RSMC has agreed to waive its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.75% of the average daily net assets of the Municipal Bond Series. This undertaking will remain in place until the Board of Trustees approves its termination.

  PFPC Inc., an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

  Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. SECURITIES LENDING AGREEMENT. Short/Intermediate Bond Series and Broad Market Bond Series may lend their securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. Each Series records securities lending income net of such allocations.

  In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

  At June 30, 2002, the market value of securities on loan for the Short/Intermediate Bond and Broad Market Bond Series was $23,869,745 and $6,756,144, respectively, and the market value of the related collateral was

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

  $24,283,313 and $6,883,138, respectively. At June 30, 2002, the collateral was comprised of short-term investments in Blackrock Institutional Money Market Trust 1.99% due 07/01/02.

5. INVESTMENT SECURITIES. During the fiscal year ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                   Short/Intermediate Bond   Broad Market Bond   Municipal Bond
                                                           Series                 Series             Series
                                                   -----------------------   -----------------   --------------
  Purchases......................................       $228,461,980           $204,522,299       $16,695,555
  Sales..........................................        205,442,785            202,271,365         7,258,203

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

6. FINANCIAL HIGHLIGHTS.

                                                                  For the Fiscal Years Ended June 30,
                                                                ---------------------------------------
                                                                2002     2001     2000    1999    1998
                                                                -----   ------   ------   -----   -----
  SHORT/INTERMEDIATE BOND SERIES
    Total Return..............................................  7.21%   10.26%    4.23%     N/A     N/A
    Ratios to Average Net Assets:
      Expenses:
         Including expense limitations........................  0.49%    0.50%    0.47%   0.41%   0.45%
         Excluding expense limitations........................  0.49%    0.50%    0.51%   0.63%   0.53%
      Net investment income...................................  5.00%    5.92%    5.94%   5.39%   5.68%
    Portfolio Turnover Rate...................................   136%      88%      47%     34%    236%

                                                                                          For the Period
                                                        For the Fiscal Year Ended          November 1,
                                                                June 30,                     1999(1)
                                                        -------------------------            through
                                                          2002             2001           June 30, 2000
                                                        --------         --------         --------------
  BROAD MARKET BOND SERIES(2)
    Total Return.....................................     7.16%           10.19%               4.00%**
    Ratios to Average Net Assets:
      Expenses.......................................     0.50%            0.51%               0.49%*
      Net investment income..........................     5.35%            6.02%               6.30%*
    Portfolio Turnover Rate..........................      180%              73%                 53%

                                                                                          For the Period
                                                        For the Fiscal Year Ended          November 1,
                                                                June 30,                     1999(1)
                                                        -------------------------            through
                                                          2002             2001           June 30, 2000
                                                        --------         --------         --------------
  MUNICIPAL BOND SERIES
    Total Return.....................................     5.98%            8.05%               3.70%**
    Ratios to Average Net Assets:
      Expenses:
         Including expense limitations...............     0.62%            0.65%               0.61%*
         Excluding expense limitations...............     0.62%            0.70%               0.61%*
      Net investment income..........................     3.75%            4.52%               4.77%*
    Portfolio Turnover Rate..........................       28%              36%                 50%

  *    Annualized
  **   Not annualized.
  (1)  Commencement of operations.
  (2)  Formerly the Intermediate Bond Series.
  N/A  Not available

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  To the Shareholders and Beneficial Interest Holders of WT Investment Trust I:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Short/Intermediate Bond Series, Broad Market Bond Series and Municipal Bond Series (the "Series") (each a series of WT Investment Trust I) as of June 30, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2002, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         [ERNST & YOUNG LLP]

   Philadelphia, Pennsylvania
   August 2, 2002

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Wilmington Funds") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. The primary responsibility of the Board of Trustees of Wilmington Funds is to represent the interests of their respective shareholders and to provide oversight management of the Wilmington Funds. The Boards of the Wilmington Funds meet jointly multiple times during the year (i.e. at least quarterly) to review the investment performance and other operational matters of the Wilmington Funds, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, each Board of the Wilmington Funds has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee.

The following tables present certain information regarding the Board of Trustees and officers of the Wilmington Funds. Currently each Board of the Wilmington Funds is comprised of the same nine individuals. In addition to having the same Board members, the Wilmington Funds have the same officers as set forth below. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Wilmington Funds within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Wilmington Funds within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Fund and the Trust, collectively.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment           40        Rodney Square
1100 N. Market Street      President and    death, resignation   Officer of                           Management
Wilmington, DE 19890       Chairman of      or removal.          Wilmington Trust                     Corporation
Date of Birth: 2/49        the Board        Trustee, President   Company since                        (registered
                                            and Chairman of the  February 1996.                       investment
                                            Board since October                                       adviser)
                                            1998.

WILLIAM P. RICHARDS,       Trustee          Shall serve until    Managing Director          40        None
JR.(2)                                      death, resignation   and President,
100 Wilshire Boulevard                      or removal. Trustee  Roxbury Capital
Suite 600                                   since October 1999.  Management LLC
Santa Monica, CA 90401                                           since 1998. Prior
Date of Birth: 11/36                                             to 1998, Principal,
                                                                 Roger Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD           Trustee          Shall serve until    Founder and                40        None
152 W. 57th Street, 44th                    death, resignation   co-manages, R. H.
Floor                                       or removal. Trustee  Arnold & Co., Inc.
New York, NY 10019                          since May 1997.      (investment banking
Date of Birth: 3/44                                              company) since
                                                                 1989.

ERIC BRUCKER               Trustee          Shall serve until    Dean, School of            40        None
Widener University School                   death, resignation   Business
of Business                                 or removal. Trustee  Administration of
Administration                              since October 1999.  Widener University
One University Place                                             since July 2001.
Chester, PA 19013                                                Prior to that,
Date of Birth: 12/41                                             Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001 and Dean,
                                                                 School of
                                                                 Management at the
                                                                 University of
                                                                 Michigan prior to
                                                                 September 1998.

NICHOLAS A. GIORDANO       Trustee          Shall serve until    Consultant,                40        Kalmar Pooled
1755 Governor's Way                         death, resignation   financial services                   Investment
Blue Bell, PA 19422                         or removal. Trustee  organizations from                   Trust;
Date of Birth: 3/43                         since October 1998.  1997 to present;                     Independence
                                                                 Interim President,                   Blue Cross;
                                                                 LaSalle University                   Fotoball, U.S.A.
                                                                 from 1998 to 1999;                   (sporting and
                                                                 President and Chief                  athletics goods
                                                                 Executive Officer,                   manufacturer);
                                                                 Philadelphia Stock                   DaisyTek
                                                                 Exchange from 1981                   International
                                                                 to 1997.                             (wholesale paper
                                                                                                      and paper
                                                                                                      products); and
                                                                                                      Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN JR.            Trustee          Shall serve until    Self-employed              40        Manville
80 Butternut Lane                           death, resignation   financial                            Personal Injury
Stamford, CT 06903                          or removal. Trustee  consultant since                     Settlement Trust
Date of Birth: 5/35                         since October 1999.  1991.

CLEMENT C. MOORE, II       Trustee          Shall serve until    Managing Partner,          40        None
5804 Quaker Neck Road                       death, resignation   Mariemont Holdings,
Chestertown, MD 21620                       or removal. Trustee  LLC, (real estate
Date of Birth: 9/44                         since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN           Trustee          Shall serve until    Retired since 1993.        40        St. Joe Paper
313 Southwinds                              death, resignation                                        Co.
1250 W. Southwinds Blvd.                    or removal. Trustee
Vero Beach, FL 32963                        since October 1999.
Date of Birth: 5/32

MARK A. SARGENT            Trustee          Shall serve until    Dean and Professor         40        St. Thomas More
Villanova University                        death, resignation   of Law, Villanova                    Society of
School of Law                               or removal. Trustee  University School                    Pennsylvania.
299 North Spring Mill                       since November       of Law since July
Road                                        2001.                1997. Associate
Villanova, PA 19085                                              Dean for Academic
Date of Birth: 4/51                                              Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

EXECUTIVE OFFICERS

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG             Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                       pleasure of the      Wilmington Trust
Wilmington, DE 19890                        Board and until      Company Since 1986;
Date of Birth: 12/54                        successor is         and Vice President
                                            elected and          and Director of
                                            qualified. Officer   Rodney Square
                                            since October 1998.  Management
                                                                 Corporation since
                                                                 2001

JOSEPH M. FAHEY, JR.       Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                       pleasure of the      Rodney Square
Wilmington, DE 19890                        Board and until      Management
Date of Birth: 1/57                         successor is         Corporation since
                                            elected and          1992.
                                            qualified. Officer
                                            since November
                                            1999.

FRED FILOON                Vice President   Shall serve at the   Senior Vice               N/A        None
520 Madison Avenue                          pleasure of the      President, Cramer
New York, NY 10022                          Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                         successor is         LLC since 1989.
                                            elected and
                                            qualified. Officer
                                            since August 2000.

JOHN R. GILES              Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                       pleasure of the      Wilmington Trust
Wilmington, DE 19890                        Board and until      Company since 1996.
Date of Birth: 8/57                         successor is
                                            elected and
                                            qualified. Officer
                                            since December
                                            1999.

WT MUTUAL FUND AND WT INVESTMENT TRUST I
   TRUSTEES AND OFFICERS -- continued

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
PAT COLLETTI               Vice President   Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway       and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                        Board and until      Investment
Date of Birth: 11/58                        successor is         Accounting and
                                            elected and          Administration of
                                            qualified. Officer   PFPC Inc. since
                                            since May 1999.      1999. From 1986 to
                                                                 April 1999,
                                                                 Controller for the
                                                                 Reserve Funds.

MARY JANE MALONEY          Secretary        Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway                        pleasure of the      Director of
Wilmington, DE 19809                        Board and until      Regulatory
Date of Birth: 6/58                         successor is         Administration,
                                            elected and          PFPC Inc. since
                                            qualified. Officer   1997. From 1992 to
                                            since October 1998.  1997, Compliance
                                                                 Officer for SEI
                                                                 Investments
                                                                 Company.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                  DISTRIBUTOR
                            PFPC Distributors, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406
                           --------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Fixed Income Portfolios.

WFIP-ANN-6/02

                                                                      WILMINGTON
                                                                           FUNDS

FIXED INCOME PORTFOLIOS

                  - SHORT/INTERMEDIATE BOND
                  - BROAD MARKET BOND
                  - MUNICIPAL BOND
                                     ANNUAL
                                 June 30, 2002

SPECIAL NOTICE TO SHAREHOLDERS
   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Despite the fact that the economy produced its third consecutive quarterly gain and the long dormant industrial sector began to show signs of life, the second quarter of 2002 still produced the fourth worst equity market return in the last 20 years. Over the last 12 months the S&P 500 Index has fallen approximately 18%. Small cap stocks in the Russell 2000 Index faired relatively better but nevertheless still declined by 9%. The MSCI EAFE Index of foreign stocks also dropped over the last year by 9%. For fixed income investors, the results have been much more positive as the difficulties enumerated above have translated into both a positive environment for the yield curve and a source of funds supporting the bond markets.

     Industrial production has advanced for seven consecutive months and the ISM survey of the nation's manufacturers is up 43% since last October. Furthermore, employment levels have been rising and housing sales and construction are at historically high levels. Despite these pieces of good news, the equity market continues to languish and investors have sought safety in the fixed income markets. The fact of the matter is that investors are concerned about other issues. Mostly, they are concerned with the whole issue of corporate governance and accounting. Starting with Enron and Arthur Andersen, the investing public has endured a seemingly unending spate of bad news and bad decision-making on the part of some executives in corporate America. We all know who they are because we get bombarded daily with the latest developments, which are carried not only in the newspapers, but also on the ubiquitous "all business" television channels.

     Investor confidence will not be restored easily, but two things that are needed to happen are perhaps not that far off on the horizon. First, we believe the issue of corporate governance has to get out of the headlines. We can't be sure that there won't be new and sensational stories, but we suspect that the issuance of second quarter and third quarter financial statements will provide an opportunity for accounting issues to be cleaned up and hopefully, put to rest. Second, the markets will need to focus on something else and, as we mentioned before, the economy is slowly but surely improving and these fundamentals may be harder to ignore as we head for the end of the year. However, as the fundamentals begin to take over, the outlook for fixed income investing will be clouded by concerns, particularly as they relate to the Federal Reserve and their interest rate policies.

     With inflation remaining low and the recovery just taking hold, the Federal Reserve (the "Fed") has considerable maneuvering room. We envision that they will use that room and proceed cautiously. Given these circumstances and the very steep yield curve, fixed income investing should continue to produce positive results. If there is any one lesson to be learned in the past three years, it is the value of asset allocation. Remaining with sectors of the market, even if they fall out of favor momentarily, is critical to investment success. The portfolio manager has decades of experience in good and bad markets and his expertise will serve our shareholders well regardless of the conditions we encounter.

     We are pleased to present the details of our past year's performance.
---------------

Past performance is not indicative of future results. An investment in this Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE -- continued

INVESTMENT RESULTS

     The Wilmington Premier Money Market Portfolio paid shareholders dividends of $0.02 per share for the fiscal year ended June 30, 2002. Based on the Portfolio's net asset value of $1.00 per share, these dividends represented a return of 2.42%. A comparison of the Portfolio's performance versus its benchmarks is presented below:

                                                              For the Fiscal
                                                                Year Ended
                                                              June 30, 2002
                                                              --------------
WILMINGTON PREMIER MONEY MARKET PORTFOLIO                          2.42%
Lipper Money Market Funds                                          1.76%
Lipper Institutional Money Market Funds                            2.24%

SHORT-TERM MARKET OVERVIEW

     Over the past year, market volatility was extremely high. Rarely in a twelve-month period have the markets had to confront so many significant events. These events included the terrorist attacks on September 11(th), the collapse of Enron, the dramatic revelations of fraudulent and unethical business practices, a recession that was accompanied by severe interest rate cuts by the Fed, and finally, an equity market that suffered significant strains as the excesses of the late 1990's were removed.

     As the third quarter of 2001 began, the outlook called for the slowdown to bottom with growth picking up towards the end of the year. Instead economic activity continued to fall as corporate profits evaporated, layoffs were announced and stock prices tumbled. While not declared officially until later in the year, the economy had in fact entered a recession. These events all helped to push interest rates down across the yield curve. Prior to September 11(th), the Fed eased seven times bringing its Federal funds rate target down from 6% to 3.50%.

     In the wake of the terrorist attack, the Fed lowered its target funds rate 4 more times, lopping an additional 175 basis points (bps.) off the overnight bank loan rate. The main beneficiary in the fixed income market was the short-term Treasury market. Yield levels dropped by 154 bps. on 3-month T-Bills. However, the long end of the market did not follow suit and yield levels actually rose by the end of the year relative to their position prior to the terrorist attack. With the government needing to respond to both the slowing economy and the threat of terrorism, the anticipated Federal budget surplus melted away, taking with it the prospects for significant Treasury buy back programs. The corporate bond market, which had been performing well prior to the attack, also retreated on concerns over deteriorating credit conditions and the collapse of Enron.

     At the beginning of 2002, market expectations centered on a recovering economy and a less accommodative monetary policy. With first quarter 2002 GDP posting a 6.1% increase, the markets were not disappointed. The fixed income markets sensed the strengthening economy and interest rates headed higher in anticipation of Fed tightening. The one-year rate climbed nearly 100 bps. to 3.05%, while two-year Treasury Notes added 70 bps. to finish the quarter at 3.72%. Ten-year Treasury Notes rose 35 bps. during the same time period to finish at 5.40%. However, one of the most important developments continued to take place in the corporate bond market, where the market continued to feel the impact of the Enron collapse. The issue of corporate accountability spread and several major investment grade credits found that they were restricted from accessing the capital markets.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE -- continued

     By the end of the second quarter, short-term interest rates tumbled as continued credit deterioration and equity market weakness prompted investors to re-assess the timing of future Fed tightening. The low inflation environment provides the Fed significant latitude regarding its next move.

     We invite your comments and questions and thank you for your investment in the Wilmington Premier Money Market Portfolio. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/Robert J. Christian

                                         Robert J. Christian
August 8, 2002                           President

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002

ASSETS:
Investment in Series, at value..............................  $534,420,026
Other assets................................................           605
                                                              ------------
Total assets................................................   534,420,631
                                                              ------------
LIABILITIES:
Dividends payable...........................................       773,785
Accrued expenses............................................         8,080
                                                              ------------
Total liabilities...........................................       781,865
                                                              ------------
NET ASSETS..................................................  $533,638,766
                                                              ============
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $533,651,618
Accumulated net realized loss on investments................       (12,852)
                                                              ------------
NET ASSETS..................................................  $533,638,766
                                                              ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  ($0.01 par value, unlimited authorized shares)
  Institutional Shares......................................   533,651,618
                                                              ============
NET ASSET VALUE, offering and redemption price per share
  Institutional Shares......................................         $1.00
                                                              ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Fiscal Year Ended June 30, 2002

NET INVESTMENT INCOME FROM SERIES:
  Interest..................................................  $16,756,430
  Expenses (Net of $374,877 of fee waivers).................   (1,268,911)
                                                              -----------
    Net investment income from Series.......................   15,487,519
                                                              -----------
EXPENSES:
  Administration and accounting fees........................       35,999
  Transfer agent fees.......................................       41,061
  Reports to shareholders...................................       30,293
  Trustees' fees............................................        9,460
  Registration fees.........................................       36,398
  Professional fees.........................................       47,211
  Other.....................................................       34,690
                                                              -----------
    Total expenses before expense reimbursements............      235,112
    Expenses reimbursed.....................................     (235,112)
                                                              -----------
       Total expenses, net..................................           --
                                                              -----------
  Net investment income.....................................   15,487,519
                                                              -----------
NET REALIZED LOSS ON INVESTMENTS FROM SERIES................       (1,104)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $15,486,415
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 For the Fiscal Years Ended
                                                              ---------------------------------
                                                               June 30, 2002     June 30, 2001
                                                              ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    15,487,519   $    35,229,638
  Net realized gain (loss) on investments...................           (1,104)            1,299
                                                              ---------------   ---------------
Net increase in net assets resulting from operations........       15,486,415        35,230,937
                                                              ---------------   ---------------
Distributions to shareholders from net investment income....      (15,487,519)      (35,229,638)
                                                              ---------------   ---------------
Portfolio share transactions(a):
  Proceeds from shares sold.................................    2,903,269,896     3,332,131,799
  Cost of shares issued on reinvestment of distributions....       16,822,552        35,290,139
  Cost of shares redeemed...................................   (3,019,051,533)   (3,238,058,188)
                                                              ---------------   ---------------
Net increase (decrease) in net assets from Portfolio share
  transactions..............................................      (98,959,085)      129,363,750
                                                              ---------------   ---------------
Total increase (decrease) in net assets.....................      (98,960,189)      129,365,049
NET ASSETS:
  Beginning of year.........................................      632,598,955       503,233,906
                                                              ---------------   ---------------
  End of year...............................................  $   533,638,766   $   632,598,955
                                                              ===============   ===============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                                Shares            Shares
                                                              ---------------   ---------------
  Shares sold...............................................    2,903,269,896     3,332,131,799
  Shares issued on reinvestment of distributions............       16,822,552        35,290,139
  Shares redeemed...........................................   (3,019,051,533)   (3,238,058,188)
                                                              ---------------   ---------------
  Net increase (decrease) in shares.........................      (98,959,085)      129,363,750
  Shares outstanding -- Beginning of year...................      632,610,703       503,246,953
                                                              ---------------   ---------------
  Shares outstanding -- End of year.........................      533,651,618       632,610,703
                                                              ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                             For the Fiscal Years Ended June 30,
                                                     ----------------------------------------------------
         PREMIER MONEY MARKET PORTFOLIO --             2002       2001     2000(2)    1999(1)      1998
               INSTITUTIONAL SHARES                  --------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD.............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                     --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
  Net investment income............................      0.02       0.06       0.06       0.05       0.05
                                                     --------   --------   --------   --------   --------
DISTRIBUTIONS:
  From net investment income.......................     (0.02)     (0.06)     (0.06)     (0.05)     (0.05)
                                                     --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF PERIOD...................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                     ========   ========   ========   ========   ========
TOTAL RETURN.......................................     2.42%      6.03%      5.80%      5.15%      5.61%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA:(3)
  Expenses:
    Including expense limitations..................     0.20%      0.20%      0.20%      0.20%      0.20%
    Excluding expense limitations..................     0.30%      0.28%      0.32%      0.31%      0.31%
  Net investment income............................     2.44%      5.88%      5.66%      5.00%      5.46%
Net assets at end of period (000 omitted)..........  $533,639   $632,599   $503,234   $411,701   $240,359

(1) Effective October 20, 1998, Wilmington Trust Company ("Wilmington Trust"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment adviser to the WT Investment Trust I -- Premier Money Market Series.
(2) Effective November 1, 1999, Rodney Square Management Corporation, an affiliate of Wilmington Trust, became the investment adviser to the WT Investment Trust I -- Premier Money Market Series.
(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Premier Money Market Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Wilmington Premier Money Market Portfolio (the "Portfolio") is a series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolio. Information regarding other series of the Fund is contained in separate reports to their shareholders.

  The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors, which use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder servicing fee. As of June 30, 2002, the Service Shares have not commenced operations.

  Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Premier Money Market Series of WT Investment Trust I (the "Series"), which has the same investment objective, policies and limitations as the Portfolio. The performance of the Portfolio is directly affected by the performance of the Series. As of June 30, 2002, the Portfolio owned approximately 100% of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolio:

  Valuation of Investment in Series. Valuation of the Portfolio's investment in the Series is based on the underlying securities held by the Series. The Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

  Federal Income Taxes. The Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  Investment Income. The Portfolio records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Portfolio records its own expenses as incurred.

  Distributions to Shareholders. Distributions to shareholders of the Portfolio are declared daily from net investment income and paid to shareholders monthly. Distributions from net realized gains, if any, will be declared and paid annually.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS -- continued

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolio does not incur an advisory fee directly, but rather indirectly through its investment in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

  PFPC Inc. ("PFPC"), an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Fund on behalf of the Portfolio.

  PFPC also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of the Portfolio.

  RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20% of the average daily net assets of the Portfolio. This undertaking will remain in place until the Board of Trustees approves its termination.

  As of June 30, 2002, Peter Kiewit Sons', Inc., is the direct or indirect parent company of shareholders owning of record or beneficially 93% of the voting securities of the Portfolio.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions from ordinary income paid during the years ended June 30, 2002 and 2001 was $15,487,519 and $35,229,638, respectively.

  As of June 30, 2002, the components of accumulated deficit on a tax basis were as follows:

Capital loss carryforwards..................................  $11,748
Post-October losses.........................................    1,104
                                                              -------
          Total accumulated deficit.........................  $12,852
                                                              =======

  For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Portfolio's capital loss carryforwards will expire as follows:

  Capital Loss    Expiration
  Carryforward       Date
  ------------    ----------
     $  211       06/30/2003
        680       06/30/2004
        380       06/30/2005
      2,894       06/30/2006
      2,739       06/30/2007
      4,844       06/30/2008

  Post-October losses represent net losses realized from November 1, 2001 through June 30, 2002 that, in accordance with Federal income tax regulations, the Portfolio has elected to defer and treat as having arisen the following fiscal year.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statement of assets and liabilities of Wilmington Premier Money Market Portfolio (the "Portfolio") (a series of WT Mutual Fund) as of June 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 1998 were audited by other auditors whose report dated July 31, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Money Market Portfolio at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         /s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 2, 2002

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   ANNUAL REPORT / JUNE 30, 2002

          (The following pages should be read in conjunction with the
                       Portfolio's Financial Statements.)

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2002
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P     Principal        Value
                                                                 Rating(1)       Amount         (Note 2)
                                                                -----------    -----------    ------------
CERTIFICATES OF DEPOSIT -- 54.3%
FOREIGN BANKS, FOREIGN CENTERS -- 20.6%
    Barclays Bank PLC, 1.86%, 08/30/02......................     P-1, A-1+     $25,000,000    $ 25,001,204
    Credit Agricole Indosuez, 1.89%, 08/27/02...............     P-1, A-1+      25,000,000      25,000,392
    Credit Suisse First Boston, 1.98%, 08/29/02.............     P-1, A-1+      10,000,000      10,000,162
    Deutsche Bank, 1.89%, 08/27/02..........................     P-1, A-1+      25,000,000      25,001,558
    Landesbank Hessen -- Thuringen Giro, 1.89%, 08/27/02....     P-1, A-1+      25,000,000      25,000,389
                                                                                              ------------
                                                                                               110,003,705
                                                                                              ------------
 FOREIGN BANKS, U.S. BRANCHES -- 29.0%
    Abbey National PLC, 1.97%, 07/15/02.....................     P-1, A-1+      25,000,000      25,000,000
    Bayerische Hypo-und Vereinsbank, 1.88%, 07/08/02........     P-1, A-1       25,000,000      25,000,063
    Canadian Imperial Bank of Commerce, 1.71%, 07/31/02.....     P-1, A-1+      25,000,000      25,000,000
    Rabobank Nederland, 2.03%, 08/05/02.....................     P-1, A-1+      25,000,000      25,000,241
    Royal Bank of Scotland, 2.0925%, 01/10/03...............     P-1, A-1+      25,000,000      25,000,331
    UBS AG, 1.9475%, 08/05/02...............................     P-1, A-1+      30,000,000      30,000,217
                                                                                              ------------
                                                                                               155,000,852
                                                                                              ------------
 U.S. BANKS, U.S. BRANCHES -- 4.7%
    Chase Bank (USA), 1.91%, 01/21/03.......................     P-1, A-1+      25,000,000      25,000,000
                                                                                              ------------
   TOTAL CERTIFICATES OF DEPOSIT(COST $290,004,557).......................................     290,004,557
                                                                                              ------------
COMMERCIAL PAPER -- 31.7%
 BANKS -- 9.3%
    Bank of America, 2.00%, 10/28/02........................     P-1, A-1+      25,000,000      25,000,000
    Royal Bank of Canada, 1.945%, 08/29/02..................     P-1, A-1+      25,000,000      24,920,309
                                                                                              ------------
                                                                                                49,920,309
                                                                                              ------------
 FINANCIAL SERVICES -- 13.1%
    Banque Nationale de Paris (Canada), 1.85%, 12/10/02.....     P-1, A-1+      20,400,000      20,230,170
    General Electric Capital, 1.86%, 09/12/02...............     P-1, A-1+      25,000,000      24,905,708
    Park Avenue Receivables Corp., 1.80%, 09/04/02..........     P-1, A-1       25,000,000      24,918,750
                                                                                              ------------
                                                                                                70,054,628
                                                                                              ------------
 LEASING -- 4.7%
    Vehicle Services Corp. of America, 1.81%, 08/28/02......     P-1, A-1+      25,000,000      24,927,097
                                                                                              ------------
 SECURITIES DEALERS -- 4.6%
    Goldman Sachs Group LP, 2.18%, 11/04/02.................     P-1, A-1+      25,000,000      24,809,250
                                                                                              ------------
   TOTAL COMMERCIAL PAPER(COST $169,711,284)..............................................     169,711,284
                                                                                              ------------
BANK NOTES -- 4.7%
    National City Bank Cleveland, 1.78%, 07/22/02*
      (Cost $25,000,000)....................................     P-1, A-1       25,000,000      25,000,000
                                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                                Moody's/S&P     Principal        Value
                                                                 Rating(1)       Amount         (Note 2)
                                                                -----------    -----------    ------------
MUNICIPAL BONDS -- 2.7%
    Illinois Student Assistance Commission, 1.87%, 07/03/02*
      (Cost $14,400,000)....................................    VMIG1, A-1+    $14,400,000    $ 14,400,000
                                                                                              ------------
REPURCHASE AGREEMENTS -- 6.3%
    With CS First Boston, Inc.: at 1.95%, dated 06/28/02, to be repurchased at $33,832,197 on 07/01/02, collateralized by $34,504,475 of Federal
     National Mortgage Association Securities with a maturity of 06/01/17
     (Cost $33,826,700)....................................................     33,826,700      33,826,700
                                                                                              ------------
TOTAL INVESTMENTS (Cost $532,942,541)+ -- 99.7%...........................................     532,942,541
OTHER ASSETS AND LIABILITIES, NET -- 0.3%.................................................       1,602,268
                                                                                              ------------
NET ASSETS -- 100%........................................................................    $534,544,809
                                                                                              ============

* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2002. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+   Cost for federal income tax purposes.
(1) The ratings shown are not audited.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002

ASSETS:
Investment in securities, at value*.........................  $532,942,541
Cash........................................................            11
Interest receivable.........................................     1,694,732
                                                              ------------
Total assets................................................   534,637,284
                                                              ------------
LIABILITIES:
Accrued advisory fee........................................        61,303
Other accrued expenses......................................        31,172
                                                              ------------
Total liabilities...........................................        92,475
                                                              ------------
NET ASSETS..................................................  $534,544,809
                                                              ============
* Investments at cost.......................................  $532,942,541

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Fiscal Year Ended June 30, 2002

INVESTMENT INCOME:
  Interest..................................................  $16,759,609
                                                              -----------
EXPENSES:
  Advisory fees.............................................    1,270,445
  Administration and accounting fees........................      278,580
  Custody fees..............................................       62,339
  Trustees' fees............................................        3,012
  Professional fees.........................................       24,435
  Other.....................................................        5,296
                                                              -----------
    Total expenses before fee waivers.......................    1,644,107
    Fees waived.............................................     (374,950)
                                                              -----------
       Total expenses, net..................................    1,269,157
                                                              -----------
  Net investment income.....................................   15,490,452
                                                              -----------
NET REALIZED LOSS ON INVESTMENTS............................       (1,104)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $15,489,348
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 For the Fiscal Years Ended
                                                              ---------------------------------
                                                               June 30, 2002     June 30, 2001
                                                              ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    15,490,452   $    35,230,937
  Net realized gain (loss) on investments...................           (1,104)            1,300
                                                              ---------------   ---------------
Net increase in net assets resulting from operations........       15,489,348        35,232,237
                                                              ---------------   ---------------
Transactions in beneficial interest:
  Contributions.............................................    2,903,485,445     3,332,202,386
  Withdrawals...............................................   (3,019,349,682)   (3,238,399,385)
                                                              ---------------   ---------------
Net increase (decrease) in net assets from transactions in
  beneficial interest.......................................     (115,864,237)       93,803,001
                                                              ---------------   ---------------
Total increase (decrease) in net assets.....................     (100,374,889)      129,035,238
NET ASSETS:
  Beginning of year.........................................      634,919,698       505,884,460
                                                              ---------------   ---------------
  End of year...............................................  $   534,544,809   $   634,919,698
                                                              ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. Premier Money Market Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

  Security Valuation. The Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

  Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

  Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

  Repurchase Agreements. The Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  Other. Investment security transactions are accounted for on a trade date basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as investment adviser to the Series. For its services, RSMC receives a fee of 0.20% of the Series' average daily net assets.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS -- continued

  RSMC has agreed to waive its advisory fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20% of the average daily net assets of the Series. This undertaking will remain in place until the Board of Trustees approves its termination.

  PFPC Inc., an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

  Wilmington Trust Company, an affiliate of RSMC, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                               For the Fiscal Years Ended June 30,
                                                               -----------------------------------
                                                               2002   2001   2000   1999    1998
                                                               ----   ----   ----   ----   -------
  Total Return...............................................  2.42%  6.03%  5.80%   N/A     N/A
  Ratios to Average Net Assets:
    Expenses
       Including expense limitations.........................  0.20%  0.20%  0.20%  0.16%   0.16%
       Excluding expense limitations.........................  0.26%  0.26%  0.26%  0.27%   0.27%
    Net investment income....................................  2.44%  5.86%  5.66%  5.04%   5.50%

N/A Not available.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Beneficial Interest Holders of WT Investment Trust I:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Premier Money Market Series (the "Series") (a series of WT Investment Trust I) as of June 30, 2002, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Premier Money Market Series at June 30, 2002, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                         /s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 2, 2002

WT MUTUAL FUND AND WT INVESTMENT TRUST I

   TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Wilmington Funds") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. The primary responsibility of the Board of Trustees of the Wilmington Funds is to represent the interests of their respective shareholders and to provide oversight management of the Wilmington Funds. The Boards of the Wilmington Funds meet jointly multiple times during the year (i.e. at least quarterly) to review the investment performance and other operational matters of the Wilmington Funds, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, each Board of the Wilmington Funds has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee.

The following tables present certain information regarding the Board of Trustees and officers of the Wilmington Funds. Currently each Board of the Wilmington Funds is comprised of the same nine individuals. In addition to having the same Board members, the Wilmington Funds have the same officers as set forth below. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Wilmington Funds, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Wilmington Funds, within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Fund and the Trust, collectively.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment           40        Rodney Square
1100 N. Market Street      President and    death, resignation   Officer of                           Management
Wilmington, DE 19890       Chairman of      or removal.          Wilmington Trust                     Corporation
Date of Birth: 2/49        the Board        Trustee, President   Company since                        (registered
                                            and Chairman of the  February 1996.                       investment
                                            Board since October                                       adviser)
                                            1998.

WILLIAM P. RICHARDS,          Trustee       Shall serve until    Managing Director          40        None
JR.(2)                                      death, resignation   and President,
100 Wilshire Boulevard                      or removal. Trustee  Roxbury Capital
Suite 600                                   since October 1999.  Management LLC
Santa Monica, CA 90401                                           since 1998. Prior
Date of Birth: 11/36                                             to 1998, Principal,
                                                                 Roger Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I

--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD              Trustee       Shall serve until    Founder and                40        None
152 W. 57th Street, 44th                    death, resignation   co-manages, R. H.
Floor                                       or removal. Trustee  Arnold & Co., Inc.
New York, NY 10019                          since May 1997.      (investment banking
Date of Birth: 3/44                                              company) since
                                                                 1989.

ERIC BRUCKER                  Trustee       Shall serve until    Dean, School of            40        None
Widener University School                   death, resignation   Business
of Business                                 or removal. Trustee  Administration of
Administration                              since October 1999.  Widener University
One University Place                                             since July 2001.
Chester, PA 19013                                                Prior to that,
Date of Birth: 12/41                                             Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001 and Dean,
                                                                 School of
                                                                 Management at the
                                                                 University of
                                                                 Michigan prior to
                                                                 September 1998.

NICHOLAS A. GIORDANO          Trustee       Shall serve until    Consultant,                40        Kalmar Pooled
1755 Governor's Way                         death, resignation   financial services                   Investment
Blue Bell, PA 19422                         or removal. Trustee  organizations from                   Trust;
Date of Birth: 3/43                         since October 1998.  1997 to present;                     Independence
                                                                 Interim President,                   Blue Cross;
                                                                 LaSalle University                   Fotoball, U.S.A.
                                                                 from 1998 to 1999;                   (sporting and
                                                                 President and Chief                  athletics goods
                                                                 Executive Officer,                   manufacturer);
                                                                 Philadelphia Stock                   DaisyTek
                                                                 Exchange from 1981                   International
                                                                 to 1997.                             (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

WT MUTUAL FUND AND WT INVESTMENT TRUST I

--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN JR.               Trustee       Shall serve until    Self-employed              40        Manville
80 Butternut Lane                           death, resignation   financial                            Personal Injury
Stamford, CT 06903                          or removal. Trustee  consultant since                     Settlement Trust
Date of Birth: 5/35                         since October 1999.  1991.

CLEMENT C. MOORE, II          Trustee       Shall serve until    Managing Partner,          40        None
5804 Quaker Neck Road                       death, resignation   Mariemont Holdings,
Chestertown, MD 21620                       or removal. Trustee  LLC, (real estate
Date of Birth: 9/44                         since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN              Trustee       Shall serve until    Retired since 1993.        40        St. Joe Paper
313 Southwinds                              death, resignation                                        Co.
1250 W. Southwinds Blvd                     or removal. Trustee
Vero Beach, FL 32963                        since October 1999.
Date of Birth: 5/32

MARK A. SARGENT               Trustee       Shall serve until    Dean and Professor         40        St. Thomas More
Villanova University                        death, resignation   of Law, Villanova                    Society of
School of Law                               or removal. Trustee  University School                    Pennsylvania.
299 North Spring Mill                       since November       of Law since July
Road                                        2001.                1997. Associate
Villanova, PA 19085                                              Dean for Academic
Date of Birth: 4/51                                              Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

EXECUTIVE OFFICERS

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG             Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                       pleasure of the      Wilmington Trust
Wilmington, DE 19890                        Board and until      Company Since 1986;
Date of Birth: 12/54                        successor is         and Vice President
                                            elected and          and Director of
                                            qualified. Officer   Rodney Square
                                            since October 1998.  Management
                                                                 Corporation since
                                                                 2001

WT MUTUAL FUND AND WT INVESTMENT TRUST I

--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
JOSEPH M. FAHEY, JR.       Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                       pleasure of the      Rodney Square
Wilmington, DE 19890                        Board and until      Management
Date of Birth: 1/57                         successor is         Corporation since
                                            elected and          1992.
                                            qualified. Officer
                                            since November
                                            1999.

FRED FILOON                Vice President   Shall serve at the   Senior Vice               N/A        None
520 Madison Avenue                          pleasure of the      President, Cramer
New York, NY 10022                          Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                         successor is         LLC since 1989.
                                            elected and
                                            qualified. Officer
                                            since August 2000.

JOHN R. GILES              Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                       pleasure of the      Wilmington Trust
Wilmington, DE 19890                        Board and until      Company since 1996.
Date of Birth: 8/57                         successor is
                                            elected and
                                            qualified. Officer
                                            since December
                                            1999.

PAT COLLETTI               Vice President   Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway       and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                        Board and until      Investment
Date of Birth: 11/58                        successor is         Accounting and
                                            elected and          Administration of
                                            qualified. Officer   PFPC Inc. since
                                            since May 1999.      1999. From 1986 to
                                                                 April 1999,
                                                                 Controller for the
                                                                 Reserve Funds.

MARY JANE MALONEY          Secretary        Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway                        pleasure of the      Director of
Wilmington, DE 19809                        Board and until      Regulatory
Date of Birth: 6/58                         successor is         Administration,
                                            elected and          PFPC Inc. since
                                            qualified. Officer   1997. From 1992 to
                                            since October 1998.  1997, Compliance
                                                                 Officer for SEI
                                                                 Investments
                                                                 Company.

WT MUTUAL FUND AND WT INVESTMENT TRUST I

--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
PAT COLLETTI               Vice President   Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway       and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                        Board and until      Investment
Date of Birth: 11/58                        successor is         Accounting and
                                            elected and          Administration of
                                            qualified. Officer   PFPC Inc. since
                                            since May 1999.      1999. From 1986 to
                                                                 April 1999,
                                                                 Controller for the
                                                                 Reserve Funds.

MARY JANE MALONEY          Secretary        Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway                        pleasure of the      Director of
Wilmington, DE 19809                        Board and until      Regulatory
Date of Birth: 6/58                         successor is         Administration,
                                            elected and          PFPC Inc. since
                                            qualified. Officer   1997. From 1992 to
                                            since October 1998.  1997, Compliance
                                                                 Officer for SEI
                                                                 Investments
                                                                 Company.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                  DISTRIBUTOR
                            PFPC Distributors, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406
                           --------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Premier Money Market Portfolio.

WPRE-ANN-6/02

                                                                      WILMINGTON
                                                                           FUNDS

PREMIER PORTFOLIO

                  - PREMIER MONEY MARKET
                                     ANNUAL
                                 June 30, 2002

--------------------------------------------------------------------------------
SPECIAL NOTICE TO SHAREHOLDERS
PRIVACY POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

                                 THE CRM FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 P.O. Box 8742
                              Wilmington, DE 19899
                                 (800) CRM-2883
--------------------------------------------------------------------------------
ANNUAL REPORT                                                      JUNE 30, 2002
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the twelve month period ending June 30, 2002, Institutional Class of CRM Small Cap Value Fund and CRM Mid Cap Value Fund provided total returns of 3.43% and 5.04%, respectively. These results compare to 8.50% and 1.92% returns for the Russell 2000 Value and Russell Mid Cap Value, respectively.

Poor market trends experienced earlier this year continued, as the effects of the Enron bankruptcy, the telecommunications collapse, accusations of unethical practices at brokerage firms, the arrest of Tyco's CEO and other events questioning corporate governance and accounting practices weighed heavily on investor psychology. Concerns about management integrity, accounting practices and debt levels throughout corporate America offset the prospects of an improving economy. In fact, these concerns became so severe that many market participants began to fear the economic recovery would be aborted by unfavorable capital market conditions. The U.S. economy expanded at an annual rate of 6.1% in the first quarter, the fastest since the fourth quarter of 1999, boosted by inventory liquidations and the first increase in business spending on software and equipment since 2000. Still, stocks sold off considerably, with the S&P 500 Index falling 13.40% over the quarter and the NASDAQ Index fell by 20.71%.

Many of the causes of the problem are now quite obvious -- excessive compensation tied to stock options; a lack of independence among the directors and the auditors; and a lack of oversight by regulatory organizations. Over the past five years, senior managements, both honest and otherwise, have clearly been too focused on their stock price rather than on running their businesses. It is hard to count the number of companies we have visited where at the entrance was a sign prominently displaying yesterday's closing stock price. Some companies even have real time tickers.

This negative mindset on the part of investors may be with us for awhile. It should create great volatility and, with it, great opportunity. It has been nearly three decades since the market has had to deal with correction of such magnitude from a period of excessive exuberance, and in spite of investors' wishes for a quick resolution, history reminds us that it takes time. In a period when emotional behavior is running rampant, it is important to stay focused on knowing what you own and on the business fundamentals. While investors are somewhat impatient over the pace of the recovery, recent better economic news has been overwhelmed by the corruption-filled headlines. A gradually improving economy, low interest rates, better earnings and thanks to recent activity, lower stock prices provide a good backdrop for future appreciation.

THE CRM SMALL CAP VALUE FUND had stocks, such as Kenneth Cole and Central Garden & Pet, provide the greatest contribution to performance. Kenneth Cole benefited from cleaner department store channel inventory levels and market share gains at higher levels of full price selling. Central Garden & Pet continued to perform well, as its ongoing focus on cost controls and incremental asset returns paid dividends with a solid second

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

quarter earnings report. Other significant contributors included Ventas, which continues to benefit from solid mid-single digit growth in funds from operations and good yield support. Two newly established positions, Brown Shoe and Veridian, also made contributions to the fund. Brown Shoe is seeing early returns from the rationalization of its Naturalizer retail operations, while Veridian is benefiting from its key position as a high-end government systems integrator.

In addition to initiating positions in Brown Shoe and Veridian, we purchased shares of Landry's Seafood Restaurants and Teletech. Landry's is a very well run seafood restaurant chain trading at a 20% discount to its peers. Additionally, we estimate their recent acquisition of Chart House, an upscale seafood chain with some of the best real estate in the restaurant industry, will be more accretive to earnings than currently reflected in the shares. Teletech is a leading provider of inbound customer care services to Fortune 100 corporate customers. Investor concerns over the pace of corporate spending and start-up losses in international markets have overshadowed ongoing market share gains and a blossoming relationship with IBM that should provide incremental opportunities to tap large, long-term outsourcing contracts. The shares currently trade at 15 times its earnings.

We sold our position in Dollar Tree Stores, a sizeable contributor to the fund's performance for the fiscal year, as it hit our price target. Other noteworthy recent sales include Commscope and Albany Molecular. Commscope has significant exposure to the cable industry, where we expect cap-ex to be constrained over the next few years. Albany Molecular was a smaller position that we sold in order to reallocate capital into higher conviction healthcare names, particularly Viasys Healthcare.

CRM MID CAP VALUE FUND had stocks, such as Wellpoint Health Networks and Willis Group Holdings, provide the greatest contribution to performance. Wellpoint Health Networks continues to add value through strategic acquisitions of Blue Cross/Blue Shield plans across the country. Additionally, they have proven themselves to be perhaps the best management team in the industry. These factors, together with double digit premium increases, have resulted in earnings growth of 15-20% and driven the stock to new highs. Anthem, another "Blue plan" consolidator, is benefiting from the same trends. Willis Group Holdings, led by a new and energetic CEO, is enjoying an impressive pricing cycle for insurance and improved operating efficiencies. Four lesser known retailers made strong contributions to the portfolio. Big Lots, formerly known as Consolidated Stores, is working diligently under new management to improve the in-stock positions at its stores. The results have been a spectacular rebound in comparable store sales. Hollywood Entertainment, another retailer on the rebound, recently began to rent and sell DVD's and video games in addition to renting VHS videos. These new products are producing strong sales and earnings. Dollar Tree Stores and Dollar General are also experiencing strong comparable store sales growth as consumers continue to look for lower price points. North Fork Bancorp continues to open new branches in New York City and is gaining market share from the money center banks. We do not think that investors fully understand the growth and returns that will be generated by this aggressive strategy.

In addition to Hollywood Entertainment and Dollar General, new names in the portfolio include PPL Corp, a large electric utility with operations in Pennsylvania, Montana, Arizona, and New York. Most of the company's earnings are from traditional utility type activities such as providing power to local customers. They have a conservative merchant strategy based on physical generating assets which are generally matched to long-term contracts. The stock is suffering from investor distrust of the industry following the Enron/California energy crisis. The stock sells at 9x earnings and yields 4.5%. We initiated a position in Toys R Us. The stock is trading at very depressed levels as investors take a "wait and see" approach on customer response to the remodeled store base. We think the new management team has done a good job revitalizing the company, and with good asset value (Babies R Us, International Toys and real estate) we can afford to be patient. McGraw-Hill is a company we have owned previously. More than half of their earnings come from the Standard & Poor's franchise, which

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

continues to grow at a double digit rate with 30%+ operating margins. The smallest piece is media and advertising (television stations, Business Week, etc.) which should get some cyclical lift. The remaining third of their earnings is attributable to their education publishing franchise. We think that investors have over-penalized the company due to concerns about state funded text book programs. This segment represents 12% of company revenues, and the strength in other parts of education as well as S&P and media, should more than overcome any softness. We believe the stock represents a great set of franchise businesses at a very reasonable price.

As value investors, we often find the best opportunities among companies that are controversial or subject to unfavorable publicity. We consider many of our current holdings to be greatly under-valued, but in the recent environment controversies have intensified and led to even more extreme undervaluation. Should the economy continue to improve, as is generally anticipated, investors will once again focus on companies' underlying values and prospects. Our holdings should benefit greatly at that time.

Sincerely,

CRM Funds


            /s/ Ronald H. McGlynn                              /s/ Robert J. Christian
            Ronald H. McGlynn                                  Robert J. Christian
            President and CEO                                  President
            Cramer Rosenthal McGlynn, LLC                      WT Mutual Fund

During the period certain fees and expenses were waived by the Funds service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change in Value of $10,000 Investment section of this report.

The views in this report were those of the Funds' managers as of June 30, 2002 and may not reflect the views of the managers on the date of this report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Past performance is not guarantee of future results.
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares a change in value of a $10,000 investment in the Institutional Shares of the CRM Small Cap Value Fund ("Fund") with the performance of the Russell 2000 Index and Russell 2000 Value Index since inception on 1/27/98. The Russell 2000 Index is an unmanaged capitalization weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results. This material must be preceded or accompanied by a current prospectus.

  CRM SMALL CAP VALUE FUND VS RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX*

                                    [GRAPH]

* Returns for the Russell 2000 Index and Russell 2000 Value Index are based on an inception date of 1/31/98. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares a change in value of a $10,000 investment in the Institutional Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since inception on 1/6/98. The Russell MidCap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results. This material must be preceded or accompanied by a current prospectus.

 CRM MID CAP VALUE FUND VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                    [GRAPH]

* Returns for the Russell MidCap Index and Russell MidCap Value Index are based on an inception date of 1/31/98. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                               VALUE FUND     VALUE FUND
                                                              ------------   ------------
ASSETS
   Investment in Series, at value...........................  $413,985,436   $142,492,444
   Receivable for Fund shares sold..........................       940,181      1,811,563
   Receivable for investment in Series withdrawn............     1,151,753      1,123,165
   Other assets.............................................        42,977          9,889
                                                              ------------   ------------
Total assets                                                   416,120,347    145,437,061
                                                              ------------   ------------
LIABILITIES
   Payable for Fund shares redeemed.........................     1,151,753      1,123,165
   Payable for investment in Series.........................       940,181      1,811,563
   Accrued expenses.........................................        77,450         25,121
                                                              ------------   ------------
Total liabilities...........................................     2,169,384      2,959,849
                                                              ------------   ------------
NET ASSETS..................................................  $413,950,963   $142,477,212
                                                              ============   ============
COMPONENTS OF NET ASSETS
   Paid in Capital..........................................  $349,144,906   $135,952,404
   Undistributed net investment income......................       291,199             --
   Accumulated net realized gain............................     9,627,314        324,460
   Net unrealized appreciation on investments...............    54,887,544      6,200,348
                                                              ------------   ------------
NET ASSETS..................................................  $413,950,963   $142,477,212
                                                              ============   ============
NET ASSETS BY SHARE CLASS
   Investor Shares..........................................  $215,820,385   $ 48,085,836
   Institutional Shares.....................................   198,130,578     94,391,376
                                                              ------------   ------------
                                                              $413,950,963   $142,477,212
                                                              ============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($0.01 par value, unlimited authorized shares)
   Investor Shares..........................................    10,276,529      2,694,543
   Institutional Shares.....................................     9,248,938      5,264,180
NET ASSET VALUE (OFFERING PRICE AND REDEMPTION PRICE) PER
 SHARE
   Investor Shares..........................................        $21.00         $17.85
   Institutional Shares.....................................        $21.42         $17.93

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                               VALUE FUND    VALUE FUND
                                                              ------------   -----------
NET INVESTMENT INCOME FROM SERIES
   Dividends................................................  $  3,456,584   $   740,106
   Interest.................................................       617,899       163,662
   Securities lending.......................................        98,111        64,914
   Expenses.................................................    (3,028,744)     (768,735)
                                                              ------------   -----------
     Net investment income from Series......................     1,143,850       199,947
                                                              ------------   -----------
EXPENSES
   Shareholder services-Investor Shares.....................       423,676        67,578
   Administration fees......................................        35,999        35,999
   Transfer agent services..................................       170,646        50,954
   Professional services....................................        28,337        14,580
   Registration fees........................................        50,684        33,497
   Accounting services......................................        36,001        36,001
   Trustee fees and expenses................................         8,560         9,460
   Shareholder reports......................................        73,853        14,666
   Miscellaneous............................................        24,156        13,634
                                                              ------------   -----------
Total expenses..............................................       851,912       276,369
   Administration and accounting fees waived................            --       (25,126)
                                                              ------------   -----------
   Net expenses.............................................       851,912       251,243
                                                              ------------   -----------
NET INVESTMENT INCOME (LOSS)................................       291,938       (51,296)
                                                              ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM SERIES
   Net realized gain from investments.......................    17,231,180       395,245
   Net change in unrealized appreciation/depreciation of
     investments............................................   (10,033,543)   (1,627,974)
                                                              ------------   -----------
Net realized and unrealized gain (loss) on investments from
 series.....................................................     7,197,637    (1,232,729)
                                                              ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $  7,489,575   $(1,284,025)
                                                              ============   ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  SMALL CAP VALUE FUND
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                                JUNE 30,        JUNE 30,
                                                                  2002            2001
                                                              -------------   ------------
NET ASSETS -- BEGINNING OF YEAR.............................  $ 298,063,112   $173,912,895
                                                              -------------   ------------
OPERATIONS
   Net investment income....................................        291,938      1,788,066
   Net realized gain from investments.......................     17,231,180     17,583,147
   Net change in unrealized appreciation/depreciation of
     investments............................................    (10,033,543)    58,872,570
                                                              -------------   ------------
     Net increase in net assets resulting from operations...      7,489,575     78,243,783
                                                              -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................       (726,124)      (106,831)
   Net investment income -- Institutional Shares............       (793,246)      (162,604)
   Net realized gain on investments -- Investor Shares......    (10,345,341)    (3,638,546)
   Net realized gain on investments -- Institutional
     Shares.................................................    (11,301,651)    (5,538,096)
                                                              -------------   ------------
     Total distributions to shareholders....................    (23,166,362)    (9,446,077)
                                                              -------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    209,126,914     62,131,001
   Sale of shares -- Institutional Shares...................     87,521,250     42,609,261
   Reinvestment of distributions -- Investor Shares.........     10,896,476      3,621,754
   Reinvestment of distributions -- Institutional Shares....     12,013,237      5,106,496
   Redemptions of shares -- Investor Shares.................   (129,846,925)   (27,263,812)
   Redemptions of shares -- Institutional Shares............    (58,146,314)   (30,852,189)
                                                              -------------   ------------
     Net increase from capital share transactions...........    131,564,638     55,352,511
                                                              -------------   ------------
     Total increase in net assets...........................    115,887,851    124,150,217
                                                              -------------   ------------
NET ASSETS -- END OF YEAR...................................  $ 413,950,963   $298,063,112
                                                              =============   ============
Undistributed net investment income.........................  $     291,199   $  1,518,630
                                                              =============   ============
                                                                 SHARES          SHARES
CAPITAL SHARE TRANSACTIONS                                    -------------   ------------
   Sale of shares -- Investor Shares........................      9,760,371      3,109,347
   Sale of shares -- Institutional Shares...................      4,020,951      2,265,786
   Reinvestment of distributions -- Investor Shares.........        537,037        218,837
   Reinvestment of distributions -- Institutional Shares....        581,192        303,597
   Redemptions of shares -- Investor Shares.................     (6,167,521)    (1,445,972)
   Redemptions of shares -- Institutional Shares............     (2,679,898)    (1,584,999)
                                                              -------------   ------------
     Net increase in shares.................................      6,052,132      2,866,596
                                                              =============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  2002           2001
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF YEAR.............................  $ 50,776,935   $ 18,573,031
                                                              ------------   ------------
OPERATIONS
   Net investment income (loss).............................       (51,296)       199,965
   Net realized gain from investments.......................       395,245      4,120,044
   Net change in unrealized appreciation/depreciation of
     investments............................................    (1,627,974)     6,364,046
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      operations............................................    (1,284,025)    10,684,055
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................       (29,373)        (4,612)
   Net investment income -- Institutional Shares............       (78,907)       (98,929)
   Net realized gain (loss) on investments -- Investor
     Shares.................................................    (1,107,280)       (45,991)
   Net realized gain (loss) on investments -- Institutional
     Shares.................................................    (2,974,610)      (986,506)
                                                              ------------   ------------
     Total distributions to shareholders....................    (4,190,170)    (1,136,038)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    50,886,457     11,689,919
   Sale of shares -- Institutional Shares...................    71,499,287     26,924,044
   Reinvestment of distributions -- Investor Shares.........       969,091         50,540
   Reinvestment of distributions -- Institutional Shares....     2,859,307        978,424
   Redemptions of shares -- Investor Shares.................   (13,694,993)      (622,145)
   Redemptions of shares -- Institutional Shares............   (15,344,677)   (16,364,895)
                                                              ------------   ------------
     Net increase from capital share transactions...........    97,174,472     22,655,887
                                                              ------------   ------------
     Total increase in net assets...........................    91,700,277     32,203,904
                                                              ------------   ------------
NET ASSETS -- END OF YEAR...................................  $142,477,212   $ 50,776,935
                                                              ============   ============
Undistributed net investment income.........................  $         --   $    141,578
                                                              ============   ============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   ------------
   Sale of shares -- Investor Shares........................     2,717,346        682,787
   Sale of shares -- Institutional Shares...................     3,799,489      1,647,105
   Reinvestment of distributions -- Investor Shares.........        54,614          3,310
   Reinvestment of distributions -- Institutional Shares....       159,567         64,033
   Redemptions of shares -- Investor Shares.................      (735,905)       (27,609)
   Redemptions of shares -- Institutional Shares............      (829,219)      (979,058)
                                                              ------------   ------------
     Net increase in shares.................................     5,165,892      1,390,568
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                     SMALL CAP VALUE FUND -- INSTITUTIONAL SHARES
                                          -------------------------------------------------------------------
                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                           JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                             2002         2001        2000+        1999(B)+       1998(A)+
                                          ----------   ----------   ----------   ------------   -------------
Net asset value -- Beginning of
   Period...............................   $  22.29     $  16.49     $  15.11      $ 13.72        $  15.99
                                           --------     --------     --------      -------        --------
Investment operations
   Net investment income (loss).........       0.04         0.16        (0.09)        0.01            0.01
   Net realized and unrealized gain
     (loss) on investments on
     investments........................       0.67         6.47         1.47         1.38           (2.28)
                                           --------     --------     --------      -------        --------
Total from investment operations........       0.71         6.63         1.38         1.39           (2.27)
                                           --------     --------     --------      -------        --------
Distributions to shareholders
   From net investment income...........      (0.10)       (0.02)          --           --              --
   From net realized gain on
     investments........................      (1.48)       (0.81)          --           --              --
   Return of capital....................         --           --           --           --(c)           --
                                           --------     --------     --------      -------        --------
Total distributions to shareholders.....      (1.58)       (0.83)          --           --              --
                                           --------     --------     --------      -------        --------
Net asset value -- End of Period........   $  21.42     $  22.29     $  16.49      $ 15.11        $  13.72
                                           ========     ========     ========      =======        ========
Total Return............................      3.43%       41.88%        9.13%       10.16%(d)     (14.20)%(d)
Ratios/Supplemental Data(f)
Ratios to average net assets:
   Expenses, including
     reimbursement/waiver...............      1.00%        1.02%        1.09%        1.08%(e)        1.15%(e)
   Expenses, excluding
     reimbursement/waiver...............      1.00%        1.02%        1.09%        1.09%(e)        1.23%(e)
   Net investment income (loss),
     including reimbursement/waiver.....      0.22%        0.92%      (0.56)%        0.11%(e)        0.08%(e)
Portfolio turnover rate.................        61%          90%          96%          64%(d)          57%(d)
Net assets at end of period (000's
   omitted).............................   $198,131     $163,285     $104,562      $90,051        $ 48,246

+ Effective November 1, 1999, The CRM Funds - Small Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period January 27, 1998 (inception of Institutional Share class) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)Less than $0.01 per share.
(d)Not Annualized.
(e)Annualized.
(f)Effective November 1, 1999, the ratios to average net assets include expenses allocated from WT Investment Trust I - Small Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                      MID CAP VALUE FUND -- INSTITUTIONAL SHARES
                                          -------------------------------------------------------------------
                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                           JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                             2002         2001        2000+        1999(B)+       1998(A)+
                                          ----------   ----------   ----------   ------------   -------------
Net asset value -- Beginning of
   Period...............................   $ 18.19      $ 13.25      $ 11.13        $ 9.67         $ 10.00
                                           -------      -------      -------        ------         -------
Investment operations
   Net investment income................        --         0.09         0.05          0.02            0.05
   Net realized and unrealized gain
     (loss) on investments..............      0.92         5.48         2.09          1.53           (0.38)
                                           -------      -------      -------        ------         -------
Total from investment operations........      0.92         5.57         2.14          1.55           (0.33)
                                           -------      -------      -------        ------         -------
Distributions to shareholders
   From net investment income...........     (0.03)       (0.06)       (0.02)        (0.05)             --
   From net realized gain on
     investments........................     (1.15)       (0.57)          --         (0.04)             --
                                           -------      -------      -------        ------         -------
Total distributions to shareholders.....     (1.18)       (0.63)       (0.02)        (0.09)             --
                                           -------      -------      -------        ------         -------
Net asset value -- End of Period........   $ 17.93      $ 18.19      $ 13.25        $11.13         $  9.67
                                           =======      =======      =======        ======         =======
Total Return............................     5.04%       42.88%       19.30%        16.11%(c)      (3.30)%(c)
Ratios/Supplemental Data(e)
Ratios to average net assets:
   Expenses, including
     reimbursement/waiver...............     1.14%        1.15%        1.15%         1.15%(d)        1.15%(d)
   Expenses, excluding
     reimbursement/waiver...............     1.16%        1.53%        2.20%         2.85%(d)        4.16%(d)
   Net investment income, including
     reimbursement/waiver...............     0.03%        0.66%        0.44%         0.22%(d)        0.84%(d)
Portfolio turnover rate.................      143%         163%         274%          118%             78%
Net assets at end of period (000's
   omitted).............................   $94,391      $38,823      $18,573        $9,887         $ 5,338

+ Effective November 1, 1999, The CRM Funds - Mid Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Mid Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period January 6, 1998 (inception of Institutional Share class) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)Not Annualized.
(d)Annualized.
(e)Effective November 1, 1999, the ratios to average net assets include expenses allocated from WT Investment Trust I - Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. CRM Small Cap Value Fund and CRM Mid Cap Value Fund (each a "Fund" and collectively the "Funds") are series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940 as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Funds currently offer two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee. Information regarding the Investor Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund (effective November 1, 1999) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. As of June 30, 2002, each Fund owned approximately 100% of its respective Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in its respective Series is based on the underlying securities held by the Series. Each Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Fund records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified

--------------------------------------------------------------------------------

                                 THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Advisory fees charged to the Series are discussed in the notes to the Series, financial statements.

   PFPC Inc. ("PFPC"), an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Funds.

   PFPC also serves as transfer agent and dividend disbursing agent of the Funds pursuant to a separate Transfer Agency Agreement with the Company on behalf of the Funds.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of each Fund's Institutional Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid during the years ended June 30, 2002 and 2001 was as follows:

                                                                  Small Cap     Mid Cap
                                                                    Value        Value
                                                                    Fund          Fund
                                                                 -----------   ----------
   Year ended June 30, 2002
   Ordinary Income.............................................  $14,798,814   $3,952,238
   Long-term capital gains.....................................    8,367,548      237,932
                                                                 -----------   ----------
     Total distributions.......................................  $23,166,362   $4,190,170
                                                                 ===========   ==========
   Year ended June 30, 2001
   Ordinary Income.............................................  $ 3,450,580   $1,030,492
   Long-term capital gains.....................................    5,995,497      105,546
                                                                 -----------   ----------
     Total distributions.......................................  $ 9,446,077   $1,136,038
                                                                 ===========   ==========

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   As of June 30, 2002, the components of accumulated earnings on a tax basis were as follows:

                                                                  Small Cap     Mid Cap
                                                                    Value        Value
                                                                    Fund          Fund
                                                                 -----------   ----------
   Undistributed ordinary income...............................  $ 2,342,168   $       --
   Undistributed long-term capital gains.......................    9,276,626      680,979
                                                                 -----------   ----------
   Accumulated earnings........................................   11,618,794      680,979
   Net unrealized appreciation of investments..................   53,187,263    5,843,829
                                                                 -----------   ----------
     Total accumulated earnings................................  $64,806,057   $6,524,808
                                                                 ===========   ==========

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND TRUSTEES OF WT MUTUAL FUND:

We have audited the accompanying statements of assets and liabilities of CRM Small Cap Value Fund and CRM Mid Cap Value Fund (the "Funds") (each a series of WT Mutual Fund) as of June 30, 2002, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights (Institutional Shares) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights (Institutional Shares) for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           ERNST & YOUNG LLP SIGNATURE

Philadelphia, Pennsylvania
August 2, 2002

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from their respective Fund.

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the following Funds paid a 20% capital gain distribution (from net long-term gains) during the fiscal year ended June 30, 2002. The following table summarizes the capital gain distributions:

                                                                       TOTAL 20%
                                                       CAPITAL GAIN   CAPITAL GAIN
                                                        PER SHARE     DISTRIBUTION
                                                       ------------   ------------
   Small Cap Value Fund..............................    $0.5700       $8,367,548
   Mid Cap Value Fund................................     0.0668          237,932

For corporate shareholders, 100% of the ordinary income distributions (dividend income plus short-term gains, if any) for the Small Cap Value and Mid Cap Value Funds qualify for the dividend received deduction.

--------------------------------------------------------------------------------

                                 THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
ANNUAL REPORT
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             (The following should be read in conjunction with the
                         Funds' Financial Statements.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (94.2%)
AEROSPACE AND DEFENSE (0.8%)
   140,800  Veridian Corp.*................  $  3,196,160
                                             ------------
COMMUNICATION & BROADCASTING (5.3%)
Broadcast Media (2.4%)
   468,300  Emmis Communications Corp. --
              Class A*(a)..................     9,923,277
                                             ------------
Broadcasting & Publishing (1.9%)
   208,700  Meredith Corp.(a)..............     8,003,645
                                             ------------
Cable & Other Pay Television Services
  (0.2%)
    61,700  Insight Communications Co.,
              Inc.*........................       750,889
                                             ------------
Telecommunications(0.8%)
   269,600  AirGate PCS, Inc.*.............       269,600
   359,800  Lightbridge, Inc.*.............     2,953,958
                                             ------------
                                                3,223,558
                                             ------------
                                               21,901,369
                                             ------------
COMPUTER SERVICES (6.4%)
   270,100  Documentum, Inc.*..............     3,241,200
   145,800  Insight Enterprises, Inc.*.....     3,672,702
 1,414,000  SmartForce PLC -- Sponsored
              ADR*.........................     4,807,600
   718,200  Systems & Computer Technology
              Corp.*.......................     9,702,882
   404,500  Transaction Systems Architects,
              Inc.*........................     4,756,920
                                             ------------
                                               26,181,304
                                             ------------
CONSUMER PRODUCTS (2.1%)
   365,100  Central Garden & Pet Co.*......     6,400,203
   176,800  Playtex Products, Inc.*........     2,289,560
                                             ------------
                                                8,689,763
                                             ------------
ELECTRIC, GAS & WATER UTILITIES (2.0%)
   533,900  Westar Energy, Inc.............     8,195,365
                                             ------------
FINANCE & INSURANCE (13.7%)
Insurance Carriers (5.3%)
   210,900  AmerUs Group Co.(a)............     7,824,390
    54,200  Everest Re Group, Ltd. ........     3,032,490
   401,200  First American Corp.(a)........     9,227,600
   113,300  Hub International, Ltd. .......     1,708,564
                                             ------------
                                               21,793,044
                                             ------------
Leasing (1.7%)
   237,800  GATX Corp.(a)..................     7,157,780
                                             ------------
Savings, Credit & Other Financial Institutions (5.8%)
   301,700  AmeriCredit Corp.*(a)..........     8,462,685
 1,229,228  Bay View Capital Corp.*........     7,879,351
   282,022  New York Community Bancorp,
              Inc. ........................     7,524,347
                                             ------------
                                               23,866,383
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
FINANCE & INSURANCE (CONTINUED)
State & National Banks (0.9%)
   137,900  Community First Bankshares,
              Inc. ........................  $  3,597,811
                                             ------------
                                               56,415,018
                                             ------------
FOOD & BEVERAGE (2.6%)
   371,000  Interstate Bakeries Corp. .....    10,714,480
                                             ------------
HEALTHCARE (10.2%)
   505,300  Apria Healthcare Group,
              Inc.*(a).....................    11,318,720
   139,750  Dentsply International,
              Inc. ........................     5,158,172
   376,500  Edwards Lifesciences Corp.*....     8,734,800
   176,100  INAMED Corp.*..................     4,767,027
   684,760  TLC Vision Corp.*..............     1,711,900
   603,600  Viasys Healthcare, Inc.*.......    10,532,820
                                             ------------
                                               42,223,439
                                             ------------
MANUFACTURING (16.6%)
Automotive Parts-Equipment (1.7%)
   147,600  Lear Corp.*....................     6,826,500
                                             ------------
Chemical & Allied Products(1.0%)
   613,000  Solutia, Inc. .................     4,303,260
                                             ------------
Diversified-Manufacturing Industries (0.0%)
    49,600  Mascotech, Inc. Escrow*........             0
                                             ------------
Electrical Equipment (2.0%)
   141,700  EMCOR Group, Inc.*.............     8,317,790
                                             ------------
Electronics (1.8%)
   398,300  Thomas & Betts Corp.*..........     7,408,380
                                             ------------
General Construction-Single Homes (2.4%)
   384,788  D.R. Horton, Inc.(a)...........    10,016,032
                                             ------------
Machine Tools (2.1%)
   238,800  Kennametal, Inc. ..............     8,740,080
                                             ------------
Machinery & Heavy Equipment (2.1%)
   379,200  Terex Corp.*...................     8,528,208
                                             ------------
Miscellaneous Plastic Products (0.5%)
    70,200  Spartech Corp. ................     1,911,546
                                             ------------
Pharmaceutical Preparations (3.0%)
   727,300  Alpharma, Inc. ................    12,349,554
                                             ------------
                                               68,401,350
                                             ------------
OIL & GAS (1.3%)
Oil & Gas Exploration (0.8%)
   214,600  Nuevo Energy Co.*..............     3,390,680
                                             ------------
Oil Field Machinery & Equipment (0.5%)
   102,700  FMC Technologies, Inc.*........     2,132,052
                                             ------------
                                                5,522,732
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (4.4%)
 1,413,400  Ventas, Inc. ..................    18,020,850
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SERVICES (16.8%)
Advertising (2.5%)
   375,200  R.H. Donnelley Corp.*..........  $ 10,494,344
                                             ------------
Business Services (7.1%)
   285,800  American Management Systems,
              Inc.*........................     5,461,638
   466,400  Forrester Research, Inc.*......     9,047,694
   414,700  Moore Corp., Ltd.*.............     4,760,756
   413,600  Watson Wyatt & Co. Holdings*...    10,017,392
                                             ------------
                                               29,287,480
                                             ------------
Commercial Services (3.8%)
   398,300  Interactive Data Corp.*........     5,799,248
   144,300  TeleTech Holdings, Inc.*.......     1,376,622
   390,500  United Rentals, Inc.*(a).......     8,512,900
                                             ------------
                                               15,688,770
                                             ------------
Hotels, Other Lodging Places (1.8%)
   577,900  Prime Hospitality Corp.*.......     7,506,921
                                             ------------
Sanitary Services (1.6%)
   555,793  Casella Waste Systems,
              Inc.*(a).....................     6,675,074
                                             ------------
                                               69,652,589
                                             ------------
TRANSPORTATION (0.7%)
Railroads (0.7%)
   263,300  RailAmerica, Inc.*.............     2,848,906
                                             ------------
                                                2,848,906
                                             ------------
WHOLESALE & RETAIL TRADE (11.3%)
Retail Apparel & Accessory Stores (5.4%)
   200,600  Kenneth Cole Productions,
              Inc.*........................     5,687,010
   328,200  Quiksilver, Inc.*..............     8,139,360
   383,000  Tommy Hilfiger Corp.*..........     5,484,560
   273,200  United Retail Group, Inc.*.....     2,868,600
                                             ------------
                                               22,179,530
                                             ------------
Retail Direct Marketing (1.4%)
   321,900  ValueVision Media, Inc. --
              Class A*.....................     5,842,485
                                             ------------
Retail Eating & Drinking Places (1.6%)
    99,800  CEC Entertainment, Inc.*.......     4,121,740
    97,500  Landry's Restaurants, Inc. ....     2,487,225
                                             ------------
                                                6,608,965
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
WHOLESALE & RETAIL TRADE (CONTINUED)
Retail Shoe Stores (0.7%)
    97,700  Brown Shoe Co., Inc. ..........  $  2,745,370
                                             ------------
Retail Specialty Stores (1.4%)
   226,100  School Specialty, Inc.*........     6,005,216
                                             ------------
Video Rental (0.8%)
   149,500  Movie Gallery, Inc.*...........     3,157,440
                                             ------------
                                               46,539,006
                                             ------------
TOTAL COMMON STOCK
  (COST $333,614,450)......................   388,502,331
                                             ------------
SHORT-TERM INVESTMENTS (3.4%)
 6,960,672  Temp Cash -- Main..............     6,960,672
 6,960,672  Temp Fund -- Main..............     6,960,672
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $13,921,344).......................    13,921,344
                                             ------------
   PAR
----------
U.S. TREASURY OBLIGATIONS (2.4%)
U.S. Treasury Bills (2.4%)
$6,000,000  U.S. Treasury Bill, 1.71%,
              07/05/02.....................     5,998,860
 2,000,000  U.S. Treasury Bill, 1.70%,
              07/18/02(a)..................     1,998,399
 2,000,000  U.S. Treasury Bill, 1.70%,
              07/25/02.....................     1,997,734
                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $9,994,993)........................     9,994,993
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $357,530,787)+.....................  $412,418,668
                                             ============
SECURITIES LENDING COLLATERAL
Short-Term Investments Held as Collateral
  for Loaned Securities (Note 5)
  (COST $42,362,375).......................  $ 42,362,375
                                             ============

ADR  American Depository Receipt
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $359,231,076. At June 30, 2002, net unrealized appreciation was $53,187,592. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $72,648,057, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $19,460,465.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
COMMON STOCK (94.0%)
AEROSPACE AND DEFENSE (1.5%)
Defense (1.5%)
     39,000  L-3 Communications Holdings,
               Inc.*(a)....................  $  2,106,000
                                             ------------
COMMUNICATION & BROADCASTING (3.9%)
     81,200  Echostar Communications,
               Corp. -- Class A*(a)........     1,507,072
    139,000  Cablevision Systems Corp. --
               Rainbow Media Group*........     1,216,250
    370,700  Gemstar TV Guide
               International*..............     1,998,073
    208,700  Smartforce PLC -- Sponsored
               ADR*........................       709,580
                                             ------------
                                                5,430,975
                                             ------------
ELECTRIC GAS, & WATER UTILITIES (6.2%)
     90,200  Allete, Inc...................     2,444,420
    127,200  P G & E Corp.*................     2,275,608
     95,800  PP&L Corp.(a).................     3,169,064
     93,000  Sierra Pacific Resources......       725,400
                                             ------------
                                                8,614,492
                                             ------------
FINANCE & INSURANCE (22.6%)
Diversified REITS (2.0%)
     96,600  iStar Financial, Inc..........     2,753,100
                                             ------------
Insurance Agents, Brokers & Services (2.7%)
    114,500  Willis Group Holdings,
               Ltd.*(a)....................     3,768,195
                                             ------------
Insurance Carriers (2.5%)
     63,000  Everest Re Group, Ltd.........     3,524,850
                                             ------------
Investment Advice (4.5%)
     49,800  Federated Investors, Inc. --
               Class B(a)..................     1,721,586
     75,400  Franklin Resources, Inc.(a)...     3,215,056
     42,700  T Rowe Price Group, Inc.......     1,403,976
                                             ------------
                                                6,340,618
                                             ------------
Savings, Credit & Other Financial Institutions (6.1%)
    116,400  Americredit Corp.*(a).........     3,265,020
     95,052  Charter One Financial, Inc....     3,267,888
     51,450  Washington Mutual, Inc.(a)....     1,909,310
                                             ------------
                                                8,442,218
                                             ------------
State & National Banks (4.8%)
     96,100  North Fork Bancorporation,
               Inc.(a).....................     3,825,741
     54,000  PNC Financial Services
               Group.......................     2,823,120
                                             ------------
                                                6,648,861
                                             ------------
                                               31,477,842
                                             ------------
HEALTHCARE (11.1%)
     32,500  Anthem, Inc.*(a)..............     2,193,100
     69,000  C.R. Bard, Inc. ..............     3,904,020

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
HEALTHCARE (CONTINUED)
     63,100  Hillenbrand Industries,
               Inc.(a).....................  $  3,543,065
     61,800  Invitrogen, Corp.*(a).........     1,978,218
     64,600  Ribapharm, Inc.*..............       587,214
     41,400  Wellpoint Health Networks,
               Inc.*.......................     3,221,334
                                             ------------
                                               15,426,951
                                             ------------
MANUFACTURING (11.9%)
Building Materials & Components (2.2%)
    149,400  Royal Group Technologies,
               Ltd.*.......................     3,131,424
                                             ------------
Chemical & Allied Products (1.7%)
     28,200  Air Products & Chemicals,
               Inc.........................     1,423,254
     50,800  Airgas, Inc.*.................       878,840
                                             ------------
                                                2,302,094
                                             ------------
Consumer Products (4.6%)
     67,800  Avon Products, Inc. ..........     3,541,872
    118,700  Hormel Foods Corp. ...........     2,841,678
                                             ------------
                                                6,383,550
                                             ------------
Precision Instruments (3.4%)
     94,000  Beckman Coulter, Inc.(a)......     4,690,600
                                             ------------
                                               16,507,668
                                             ------------
MINING (1.0%)
     61,800  CONSOL Energy, Inc. ..........     1,313,250
                                             ------------
OIL & GAS (5.2%)
     91,400  Encana Corp. .................     2,796,840
    180,600  Halliburton, Co.(a)...........     2,878,764
52,126.....  Kinder Morgan Management,
               LLC.*(a)....................     1,589,851
                                             ------------
                                                7,265,455
                                             ------------
SERVICES (14.8%)
Business Services (9.6%)
    167,500  Accenture, Ltd.*(a)...........     3,182,500
    250,700  Cendant Corp.*(a).............     3,981,116
    296,000  IKON Office Solutions,
               Inc.(a).....................     2,782,400
    133,800  Viad Corp. ...................     3,478,800
                                             ------------
                                               13,424,816
                                             ------------
Diversified Commercial Services (2.3%)
    128,400  Aramark Corp. -- Class B*.....     3,210,000
                                             ------------
Printng & Publishing (1.9%)
     45,300  McGraw-Hill Cos., Inc. .......     2,704,410
                                             ------------
Travel Services (1.0%)
     35,200  Sabre Group Holdings,
               Inc.*(a)....................     1,260,160
                                             ------------
                                               20,599,386
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
-----------                                  ------------
TECHNOLOGY (1.3%)
    215,300  Symbol Technologies,
               Inc.(a).....................  $  1,830,050
                                             ------------
WHOLESALE & RETAIL TRADE (14.5%)
     64,900  AFC Enterprises, Inc.*........     2,028,125
    230,200  AutoNation, Inc.*(a)..........     3,337,900
    113,000  Big Lots, Inc.*...............     2,223,840
     95,700  Circuit City Stores, Inc. --
               CarMax Group*(a)............     2,071,905
    153,600  Dollar General Corp.(a).......     2,923,008
    142,500  Hollywood Entertainment
               Corp.*......................     2,946,900
     97,700  Pep Boys -- Manny, Moe, &
               Jack, Inc. .................     1,646,245
    172,700  Toys "R" Us, Inc.*(a).........     3,017,069
                                             ------------
                                               20,194,992
                                             ------------
TOTAL COMMON STOCK
  (COST $124,566,355)......................   130,767,061
                                             ------------
SHORT-TERM INVESTMENTS (3.9%)
  2,681,001  Temp Cash -- Main.............     2,681,001
  2,681,002  Temp Fund -- Main.............     2,681,002
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $5,362,003)........................     5,362,003
                                             ------------
                                                MARKET
    PAR                                         VALUE
-----------                                  ------------
U.S. TREASURY OBLIGATIONS (2.1%)
U.S. Treasury Bills (2.1%)
 $1,000,000  U.S. Treasury Bill, 1.71%,
               07/05/02....................  $    999,810
  2,000,000  U.S. Treasury Bill, 1.71%,
               07/11/02....................     1,999,050
                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $2,998,860)........................     2,998,860
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $132,927,218)+.....................  $139,127,924
                                             ============
SECURITIES LENDING COLLATERAL
Short-Term Investments Held as Collateral
  for Loaned Securities (Note 5)
  (COST $50,152,404).......................  $ 50,152,404
                                             ============

ADR  American Depository Receipt
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $133,283,758. At June 30, 2002, net unrealized appreciation was $5,844,166.
     This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $12,670,832, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $6,826,666.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                              VALUE SERIES   VALUE SERIES
                                                              ------------   ------------
ASSETS
  Investments
    Investments, at cost....................................  $357,530,787   $132,927,218
    Net unrealized appreciation.............................    54,887,881      6,200,706
                                                              ------------   ------------
  Total investments, at value...............................   412,418,668    139,127,924
  Securities lending collateral.............................    42,362,375     50,152,404
  Receivable for securities sold............................     7,213,937      7,319,370
  Receivable for Contributions..............................       940,181      1,811,563
  Interest and dividends receivable.........................       313,678         54,659
                                                              ------------   ------------
Total assets................................................   463,248,839    198,465,920
                                                              ------------   ------------
LIABILITIES
  Obligation to return securities lending collateral........    42,362,375     50,152,404
  Payable for securities purchased..........................     5,443,297      4,593,083
  Payable for Withdrawals...................................     1,151,753      1,123,165
  Accrued management fee....................................       259,644         90,283
  Other accrued expenses....................................        44,569         12,460
                                                              ------------   ------------
Total liabilities...........................................    49,261,638     55,971,395
                                                              ------------   ------------
NET ASSETS..................................................  $413,987,201   $142,494,525
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                              VALUE SERIES   VALUE SERIES
                                                              ------------   ------------
INVESTMENT INCOME
  Dividends.................................................  $  3,456,601   $   740,126
  Interest..................................................       617,901   $   163,666
  Securities lending........................................        98,112        64,915
                                                              ------------   -----------
Total investment income.....................................     4,172,614       968,707
                                                              ------------   -----------
EXPENSES
  Investment advisory fees..................................     2,579,092       629,680
  Administration and accounting fees........................       343,879        83,957
  Professional services.....................................        20,584        16,849
  Custody fees..............................................        60,809        28,427
  Trustee fees and expenses.................................         3,012         3,435
  Miscellaneous.............................................        21,382         6,405
                                                              ------------   -----------
Total expenses..............................................     3,028,758       768,753
                                                              ------------   -----------
NET INVESTMENT INCOME.......................................     1,143,856       199,954
                                                              ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain from investments......................    17,231,310       395,413
    Net change in unrealized appreciation/depreciation of
     investments............................................   (10,033,617)   (1,628,044)
                                                              ------------   -----------
Net realized and unrealized gain (loss) on investments......     7,197,693    (1,232,631)
                                                              ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $  8,341,549   $(1,032,677)
                                                              ============   ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 SMALL CAP VALUE SERIES
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                                JUNE 30,        JUNE 30,
                                                                  2002            2001
                                                              -------------   ------------
NET ASSETS -- BEGINNING OF YEAR.............................  $ 298,121,714   $173,997,386
                                                              -------------   ------------
OPERATIONS
   Net investment income....................................      1,143,856      2,279,718
   Net realized gain from investments.......................     17,231,310     17,583,267
   Net change in unrealized appreciation/depreciation of
     investments............................................    (10,033,617)    58,872,939
                                                              -------------   ------------
     Net increase in net assets resulting from operations...      8,341,549     78,735,924
                                                              -------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................    296,560,089    104,740,262
   Withdrawals..............................................   (189,036,151)   (59,351,858)
                                                              -------------   ------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................    107,523,938     45,388,404
                                                              -------------   ------------
     Total increase in net assets...........................    115,865,487    124,124,328
                                                              -------------   ------------
NET ASSETS -- END OF YEAR...................................  $ 413,987,201   $298,121,714
                                                              =============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 MID CAP VALUE SERIES
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  2002           2001
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF YEAR.............................  $ 50,782,808   $ 18,550,860
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       199,954        264,908
   Net realized gain from investments.......................       395,413      4,121,558
   Net change in unrealized appreciation/depreciation of
     investments............................................    (1,628,044)     6,364,338
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      operations............................................    (1,032,677)    10,750,804
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................   122,371,483     38,837,155
   Withdrawals..............................................   (29,627,089)   (17,356,011)
                                                              ------------   ------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................    92,744,394     21,481,144
                                                              ------------   ------------
     Total increase in net assets...........................    91,711,717     32,231,948
                                                              ------------   ------------
NET ASSETS -- END OF YEAR...................................  $142,494,525   $ 50,782,808
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Small Cap Value Series and Mid Cap Value Series (each a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded in the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to each of the Series. For its services, CRM receives a fee as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of each Series.

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of each Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of average daily net assets. This undertaking will remain in place until November 1, 2010.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   PFPC Inc., an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

   Wilmington Trust Company, an affiliate of CRM, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. LINE OF CREDIT. The Series, along with certain other series of the Trust, participates in a $15,000,000 Credit Agreement, which expires December 31, 2002. The Credit Agreement is to be used for temporary or emergency needs, including withdrawals from the Series. No Amounts were outstanding at June 30, 2002, or at any time during the period. No commitment fees are imposed under the Credit Agreement.

5. SECURITIES LENDING AGREEMENT. Each of the Series may lend its securities, pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   At June 30, 2002, the market value of securities on loan for the Small Cap Value and Mid Cap Value Series was $42,198,687 and $48,922,759, respectively, and the market value of the related collateral was $42,362,375 and $50,152,404, respectively. The securities on loan were collateralized by the following:

                                                                 Small Cap Value   Mid Cap Value
                                                                 ---------------   -------------
   Blackrock Institutional Money Market Trust, 1.99% due
     7/1/02....................................................    $35,522,275      $37,709,626
   Bank Brussels TD, 2% due 7/1/02.............................             --          340,554
   Bear Stearns FRN, 1.93% due 1/15/03.........................             --        4,723,289
   Bear Stearns FRN, 1.90% due 1/16/03.........................      2,584,718        1,405,039
   American Express FRN, 2.25% due 11/06/02....................        693,031               --
   American Express FRN, 2.07% due 11/14/02....................      1,873,858          107,728
   Chase Manhattan Bank TD, 1.625% due 7/1/02..................        535,282        1,324,537
   Goldman Sachs Repo, 1.87% due 7/1/02........................        195,414          130,644
   Morgan Stanley FRN, 2.0175% due 10/15/02....................        957,797        1,921,468
   National City FRN, 1.695% due 3/5/03........................             --        2,489,519
                                                                   -----------      -----------
                                                                   $42,362,375      $50,152,404
                                                                   ===========      ===========

6. INVESTMENT SECURITIES TRANSACTIONS. During the fiscal year ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                  Small Cap       Mid Cap
                                                                 Value Series   Value Series
                                                                 ------------   ------------
   Purchases...................................................  $294,485,913   $198,663,059
   Sales.......................................................   195,036,155    110,530,616

7. FINANCIAL HIGHLIGHTS.

                                                                                          For the Period
                                                                                           November 1,
                                                           For the Fiscal Years Ended        1999(1)
                                                          -----------------------------      through
                                                          June 30, 2002   June 30, 2001   June 30, 2000
                                                          -------------   -------------   --------------
   Small Cap Value Series
   Total Return.........................................      3.46%           42.27%          19.70%**
   Ratios to Average Net Assets:
     Expenses...........................................      0.88%            0.90%           0.87%*
     Net investment income (loss).......................      0.33%            1.05%          (0.32)%*
   Portfolio Turnover Rate..............................        61%              90%             65%**

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                           November 1,
                                                           For the Fiscal Years Ended        1999(1)
                                                          -----------------------------      through
                                                          June 30, 2002   June 30, 2001   June 30, 2000
                                                          -------------   -------------   --------------
   Mid Cap Value Series
   Total Return.........................................      5.27%           43.18%          37.80%**
   Ratios to Average Net Assets:
     Expenses...........................................      0.92%            0.99%           1.10%*
     Net investment income..............................      0.24%            0.82%           0.52%*
   Portfolio Turnover Rate..............................       143%             163%            202%**

---------------
(1) Commencement of operations.
 *  Annualized.
 ** Not Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BENEFICIAL INTEREST HOLDERS OF WT INVESTMENT TRUST I:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Small Cap Value Series and Mid Cap Value Series (the "Series") (each a series of WT Investment Trust I) as of June 30, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2002, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 2, 2002

--------------------------------------------------------------------------------

                                                                 WT INVESTMENT I

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Wilmington Funds") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. The primary responsibility of the Board of Trustees of Wilmington Funds is to represent the interests of their respective shareholders and to provide oversight management of the Wilmington Funds. The Boards of the Wilmington Funds meet jointly multiple times during the year (i.e. at least quarterly) to review the investment performance and other operational matters of the Wilmington Funds, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, each Board of the Wilmington Funds has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee.

The following tables present certain information regarding the Board of Trustees and officers of the Wilmington Funds. Currently each Board of the Wilmington Funds is comprised of the same nine individuals. In addition to having the same Board members, the Wilmington Funds have the same officers as set forth below. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Wilmington Funds within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Wilmington Funds within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Fund and the Trust, collectively.

The Statement of Additional Information of the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800)-CRM-2883.

INTERESTED TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment          40         Rodney Square
1100 N. Market Street      President and    death, resignation   Officer of                           Management
Wilmington, DE 19890       Chairman of      or removal.          Wilmington Trust                     Corporation
Date of Birth: 2/49        the Board        Trustee, President   Company since                        (registered
                                            and Chairman of the  February 1996.                       investment
                                            Board since October                                       adviser)
                                            1998.

WILLIAM P. RICHARDS,          Trustee       Shall serve until    Managing Director         40         None
JR.(2)                                      death, resignation   and President,
100 Wilshire Boulevard                      or removal. Trustee  Roxbury Capital
Suite 600                                   since October 1999.  Management LLC
Santa Monica, CA 90401                                           since 1998. Prior
Date of Birth: 11/36                                             to 1998, Principal,
                                                                 Roger Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD              Trustee       Shall serve until    Founder and co-           40         None
152 W. 57th Street, 44th                    death, resignation   manages, R. H.
Floor                                       or removal. Trustee  Arnold & Co., Inc.
New York, NY 10019                          since May 1997.      (investment banking
Date of Birth: 3/44                                              company) since
                                                                 1989.

ERIC BRUCKER                  Trustee       Shall serve until    Dean, School of           40         None
Widener University School                   death, resignation   Business
of Business                                 or removal. Trustee  Administration of
Administration                              since October 1999.  Widener University
One University Place                                             since July 2001.
Chester, PA 19013                                                Prior to that,
Date of Birth: 12/41                                             Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001 and Dean,
                                                                 School of
                                                                 Management at the
                                                                 University of
                                                                 Michigan prior to
                                                                 September 1998.

NICHOLAS A. GIORDANO          Trustee       Shall serve until    Consultant,               40         Kalmar Pooled
1755 Governor's Way                         death, resignation   financial services                   Investment
Blue Bell, PA 19422                         or removal. Trustee  organizations from                   Trust;
Date of Birth: 3/43                         since October 1998.  1997 to present;                     Independence
                                                                 Interim President,                   Blue Cross;
                                                                 LaSalle University                   Fotoball, U.S.A.
                                                                 from 1998 to 1999;                   (sporting and
                                                                 President and Chief                  athletics goods
                                                                 Executive Officer,                   manufacturer);
                                                                 Philadelphia Stock                   DaisyTek
                                                                 Exchange from 1981                   International
                                                                 to 1997.                             (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN JR.               Trustee       Shall serve until    Self-employed             40         Manville
80 Butternut Lane                           death, resignation   financial                            Personal Injury
Stamford, CT 06903                          or removal. Trustee  consultant since                     Settlement Trust
Date of Birth: 5/35                         since October 1999.  1991.

CLEMENT C. MOORE, II          Trustee       Shall serve until    Managing Partner,         40         None
5804 Quaker Neck Road                       death, resignation   Mariemont Holdings,
Chestertown, MD 21620                       or removal. Trustee  LLC, (real estate
Date of Birth: 9/44                         since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN              Trustee       Shall serve until    Retired since 1993.       40         St. Joe Paper
313 Southwinds                              death, resignation                                        Co.
1250 W. Southwinds Blvd.                    or removal. Trustee
Vero Beach, FL 32963                        since October 1999.
Date of Birth: 5/32

MARK A. SARGENT               Trustee       Shall serve until    Dean and Professor        40         St. Thomas More
Villanova University                        death, resignation   of Law, Villanova                    Society of
School of Law                               or removal. Trustee  University School                    Pennsylvania.
299 North Spring Mill                       since November       of Law since July
Road                                        2001.                1997. Associate
Villanova, PA 19085                                              Dean for Academic
Date of Birth: 4/51                                              Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

EXECUTIVE OFFICERS

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG         Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                   pleasure of the      Wilmington Trust
Wilmington, DE 19890                    Board and until      Company Since 1986;
Date of Birth: 12/54                    successor is         and Vice President
                                        elected and          and Director of
                                        qualified. Officer   Rodney Square
                                        since October 1998.  Management
                                                             Corporation since
                                                             2001

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
JOSEPH M. FAHEY, JR.   Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                   pleasure of the      Rodney Square
Wilmington, DE 19890                    Board and until      Management
Date of Birth: 1/57                     successor is         Corporation since
                                        elected and          1992.
                                        qualified. Officer
                                        since November
                                        1999.

FRED FILOON            Vice President   Shall serve at the   Senior Vice               N/A        None
520 Madison Avenue                      pleasure of the      President, Cramer
New York, NY 10022                      Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                     successor is         LLC since 1989.
                                        elected and
                                        qualified. Officer
                                        since August 2000.

JOHN R. GILES          Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                   pleasure of the      Wilmington Trust
Wilmington, DE 19890                    Board and until      Company since 1996.
Date of Birth: 8/57                     successor is
                                        elected and
                                        qualified. Officer
                                        since December
                                        1999.

PAT COLLETTI           Vice President   Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway   and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Investment
Date of Birth: 11/58                    successor is         Accounting and
                                        elected and          Administration of
                                        qualified. Officer   PFPC Inc. since
                                        since May 1999.      1999. From 1986 to
                                                             April 1999,
                                                             Controller for the
                                                             Reserve Funds.

MARY JANE MALONEY        Secretary      Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway                    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Regulatory
Date of Birth: 6/58                     successor is         Administration,
                                        elected and          PFPC Inc. since
                                        qualified. Officer   1997. From 1992 to
                                        since October 1998.  1997, Compliance
                                                             Officer for SEI
                                                             Investments
                                                             Company.

--------------------------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------

TRUSTEES
Robert H. Arnold
Eric Brucker
Robert J. Christian
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
William P. Richards, Jr.
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
PFPC Inc
400 Bellevue Parkway
Wilmington, DE 19809

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

Investor Information: (800) CRM-2883
http://www.crmfunds.com

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.

CRMINST A/R
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
                                      CRM
                                     FUNDS

                                   SMALL CAP
                                   VALUE FUND

                                    MID CAP
                                   VALUE FUND

                              Institutional Shares

                                 ANNUAL REPORT
                                 June 30, 2002

                            [HAND & PUZZLE GRAPHIC]
                                                                   THE CRM FUNDS
--------------------------------------------------
--------------------------------------------------

--------------------------------------------------------------------------------
SPECIAL NOTICE TO SHAREHOLDERS
PRIVACY POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

                                 THE CRM FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 P.O. Box 8742
                              Wilmington, DE 19899
                                 (800) CRM-2883
--------------------------------------------------------------------------------
ANNUAL REPORT                                                      JUNE 30, 2002
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the twelve month period ending June 30, 2002, Investor Class of CRM Small Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund provided total returns of 3.21%, 4.82% and -24.42%, respectively. These results compare to 8.50%, 1.92% and -8.95% returns for the Russell 2000 Value, Russell Mid Cap Value and Russell 1000 Value, respectively.

Poor market trends experienced earlier this year continued, as the effects of the Enron bankruptcy, the telecommunications collapse, accusations of unethical practices at brokerage firms, the arrest of Tyco's CEO and other events questioning corporate governance and accounting practices weighed heavily on investor psychology. Concerns about management integrity, accounting practices and debt levels throughout corporate America offset the prospects of an improving economy. In fact, these concerns became so severe that many market participants began to fear the economic recovery would be aborted by unfavorable capital market conditions. The U.S. economy expanded at an annual rate of 6.1% in the first quarter, the fastest since the fourth quarter of 1999, boosted by inventory liquidations and the first increase in business spending on software and equipment since 2000. Still, stocks sold off considerably, with the S&P 500 Index falling 13.40% over the quarter and the NASDAQ Index fell by 20.71%.

Many of the causes of the problem are now quite obvious -- excessive compensation tied to stock options; a lack of independence among the directors and the auditors; and a lack of oversight by regulatory organizations. Over the past five years, senior managements, both honest and otherwise, have clearly been too focused on their stock price rather than on running their businesses. It is hard to count the number of companies we have visited where at the entrance was a sign prominently displaying yesterday's closing stock price. Some companies even have real time tickers.

This negative mindset on the part of investors may be with us for awhile. It should create great volatility and, with it, great opportunity. It has been nearly three decades since the market has had to deal with correction of such magnitude from a period of excessive exuberance, and in spite of investors' wishes for a quick resolution, history reminds us that it takes time. In a period when emotional behavior is running rampant, it is important to stay focused on knowing what you own and on the business fundamentals. While investors are somewhat impatient over the pace of the recovery, recent better economic news has been overwhelmed by the corruption-filled headlines. A gradually improving economy, low interest rates, better earnings and thanks to recent activity, lower stock prices provide a good backdrop for future appreciation.

THE CRM SMALL CAP VALUE FUND had stocks, such as Kenneth Cole and Central Garden & Pet, provide the greatest contribution to performance. Kenneth Cole benefited from cleaner department store channel inventory levels and market share gains at higher levels of full price selling. Central Garden & Pet, continued to perform

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

well, as its ongoing focus on cost controls and incremental asset returns paid dividends with a solid second quarter earnings report. Other significant contributors included Ventas, which continues to benefit from solid mid-single digit growth in funds from operations and good yield support. Two newly established positions, Brown Shoe and Veridian, also made contributions to the fund. Brown Shoe is seeing early returns from the rationalization of its Naturalizer retail operations, while Veridian is benefiting from its key position as a high-end government systems integrator.

In addition to initiating positions in Brown Shoe and Veridian, we purchased shares of Landry's Seafood Restaurants and Teletech. Landry's is a very well run seafood restaurant chain trading at a 20% discount to its peers. Additionally, we estimate their recent acquisition of Chart House, an upscale seafood chain with some of the best real estate in the restaurant industry, will be more accretive to earnings than currently reflected in the shares. Teletech is a leading provider of inbound customer care services to Fortune 100 corporate customers. Investor concerns over the pace of corporate spending and start-up losses in international markets have overshadowed ongoing market share gains and a blossoming relationship with IBM that should provide incremental opportunities to tap large, long-term outsourcing contracts. The shares currently trade at 15 times its earnings.

We sold our position in Dollar Tree Stores, a sizeable contributor to the fund's performance for the fiscal year, as it hit our price target. Other noteworthy recent sales include Commscope and Albany Molecular. Commscope has significant exposure to the cable industry, where we expect cap-ex to be constrained over the next few years. Albany Molecular was a smaller position that we sold in order to reallocate capital into higher conviction healthcare names, particularly Viasys Healthcare.

CRM MID CAP VALUE FUND had stocks, such as Wellpoint Health Networks and Willis Group Holdings, provide the greatest contribution to performance. Wellpoint Health Networks continues to add value through strategic acquisitions of Blue Cross/Blue Shield plans across the country. Additionally, they have proven themselves to be perhaps the best management team in the industry. These factors, together with double digit premium increases, have resulted in earnings growth of 15-20% and driven the stock to new highs. Anthem, another "Blue plan" consolidator, is benefiting from the same trends. Willis Group Holdings, led by a new and energetic CEO, is enjoying an impressive pricing cycle for insurance and improved operating efficiencies. Four lesser known retailers made strong contributions to the portfolio. Big Lots, formerly known as Consolidated Stores, is working diligently under new management to improve the in-stock positions at its stores. The results have been a spectacular rebound in comparable store sales. Hollywood Entertainment, another retailer on the rebound, recently began to rent and sell DVD's and video games in addition to renting VHS videos. These new products are producing strong sales and earnings. Dollar Tree Stores and Dollar General are also experiencing strong comparable store sales growth as consumers continue to look for lower price points. North Fork Bancorp continues to open new branches in New York City and is gaining market share from the money center banks. We do not think that investors fully understand the growth and returns that will be generated by this aggressive strategy.

In addition to Hollywood Entertainment and Dollar General, new names in the portfolio include PPL Corp, a large electric utility with operations in Pennsylvania, Montana, Arizona, and New York. Most of the company's earnings are from traditional utility type activities such as providing power to local customers. They have a conservative merchant strategy based on physical generating assets which are generally matched to long-term contracts. The stock is suffering from investor distrust of the industry following the Enron/California energy crisis. The stock sells at 9x earnings and yields 4.5%. We initiated a position in Toys R Us. The stock is trading at very depressed levels as investors take a "wait and see" approach on customer response to the remodeled store base. We think the new management team has done a good job revitalizing the company, and with good asset value (Babies R Us, International Toys and real estate) we can afford to be patient. McGraw-

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

Hill is a company we have owned previously. More than half of their earnings come from the Standard & Poor's franchise, which continues to grow at a double digit rate with 30%+ operating margins. The smallest piece is media and advertising (television stations, Business Week, etc.) which should get some cyclical lift. The remaining third of their earnings is attributable to their education publishing franchise. We think that investors have over-penalized the company due to concerns about state funded text book programs. This segment represents 12% of company revenues, and the strength in other parts of education as well as S&P and media, should more than overcome any softness. We believe the stock represents a great set of franchise businesses at a very reasonable price.

CRM LARGE CAP VALUE FUND has had a difficult year. The greatest detractors to performance includes two energy companies, El Paso and Dynegy. Both companies are engaged in energy trading, but unlike Enron they were primarily involved in actual energy production and natural gas transmission. El Paso is also one of the largest producers of natural gas in North America. We purchased these stocks because they had been depressed following Enron's collapse and were no longer reflecting the earnings power of their physical assets. That said, the increased capital requirements of the energy trading businesses have forced these companies to complete financings at very depressed prices, diluting future shareholder returns. We have sold the Dynegy position but retain our El Paso holding. Our other major detractors from performance have been the cable television and broadcasting sectors. We are optimistic that advertising markets will continue to improve and believe that these franchises will demonstrate better performance in the months ahead. Cablevision's stock price, in particular, was hurt by a high profile disagreement over the pricing of Yankees' baseball broadcasting rights and the bankruptcy of another cable operator.

Positive contributors to the fund's performance include Washington Mutual, AutoNation, General Dynamics and Kraft Foods. Each stock has done well for company-specific reasons. Washington Mutual successfully transformed itself from a regional savings and loan bank into a diversified consumer financial services company, operating in several major regions of the U.S. As a result, the company's earnings have become less cyclical and sensitive to changes in interest rates. AutoNation, which started out as a vehicle to acquire and consolidate car dealers, has emerged as a professionally managed leader in a very large but still fragmented industry. General Dynamics should benefit from increased defense spending and continued growth of corporate jet sales. Kraft, the largest food processor, has accelerated its growth rate since the acquisition of Nabisco.

Recent purchases include Morgan Stanley, Verizon and Philip Morris. We trimmed the Tyco position when the stock ran up on unfounded rumors that Lehman was buying its CIT subsidiary, and then repurchased those shares when the SEC approved the prospectus for an initial public offering of CIT. We still believe that Tyco's well publicized accounting and governance issues have led to extreme undervaluation of its operating businesses, many of which are leaders in their markets. Positions recently liquidated include PPG, Duke Energy, AT&T and IBM.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

As value investors, we often find the best opportunities among companies that are controversial or subject to unfavorable publicity. We consider many of our current holdings to be greatly under-valued, but in the recent environment controversies have intensified and led to even more extreme undervaluation. Should the economy continue to improve, as is generally anticipated, investors will once again focus on companies' underlying values and prospects. Our holdings should benefit greatly at that time.

Sincerely,

CRM Funds


            /s/ Ronald H. McGlynn                              /s/ Robert J. Christian
            Ronald H. McGlynn                                  Robert J. Christian
            President and CEO                                  President
            Cramer Rosenthal McGlynn, LLC                      WT Mutual Fund

During the period certain fees and expenses were waived by the Funds' service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change in Value of $10,000 Investment section of this report.

The views in this report were those of the Funds' managers as of June 30, 2002 and may not reflect the views of the managers on the date of this report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Past performance is not guarantee of future results.
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares a change in value of a $10,000 investment in the Investor Shares of the CRM Small Cap Value Fund ("Fund") with the performance of the Russell 2000 Index and Russell 2000 Value Index since inception on 10/1/95. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results. This material must be preceded or accompanied by a current prospectus.

  CRM SMALL CAP VALUE FUND VS RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX*

                                    [GRAPH]

* Returns for the Russell 2000 Index and Russell 2000 Value Index are based on an inception date of 9/30/95. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares a change in value of a $10,000 investment in the Investor Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since inception on 9/20/00. The Russell MidCap Value Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged, capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results. This material must be preceded or accompanied by a current prospectus.

 CRM MID CAP VALUE FUND VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                    [GRAPH]

* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM LARGE CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following information compares a change in value of a $10,000 investment in the Investor Shares of the CRM Large Cap Value Fund ("Fund") with the performance of the Standard and Poor's 500 Composite Index ("S&P 500") and Russell 1000 Value Index since inception on 8/25/98. The S&P 500 and Russell 1000 Value Index are unmanaged stock market indices and reflect the reinvestment of dividends. The indices exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less, than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results. This material must be preceded or accompanied by a current prospectus.

    CRM LARGE CAP VALUE FUND VS S&P 500 INDEX AND RUSSELL 1000 VALUE INDEX*

                                    [GRAPH]

* Returns for the S&P 500 Index and Russell 1000 Value Index are based on an inception date of 8/31/98. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP      LARGE CAP
                                                               VALUE FUND     VALUE FUND    VALUE FUND
                                                              ------------   ------------   ----------
ASSETS
   Investment in Series, at value...........................  $413,985,436   $142,492,444   $6,827,482
   Receivable for Fund shares sold..........................       940,181      1,811,563           --
   Receivable for investment in Series withdrawn............     1,151,753      1,123,165           --
   Other assets.............................................        42,977          9,889        1,750
                                                              ------------   ------------   ----------
Total assets................................................   416,120,347    145,437,061    6,829,232
                                                              ------------   ------------   ----------
LIABILITIES
   Payable for Fund shares redeemed.........................     1,151,753      1,123,165           --
   Payable for investment in Series.........................       940,181      1,811,563           --
   Accrued expenses.........................................        77,450         25,121        1,660
                                                              ------------   ------------   ----------
Total liabilities...........................................     2,169,384      2,959,849        1,660
                                                              ------------   ------------   ----------
NET ASSETS..................................................  $413,950,963   $142,477,212   $6,827,572
                                                              ============   ============   ==========
COMPONENTS OF NET ASSETS
   Paid in Capital..........................................  $349,144,906   $135,952,404   $8,266,801
   Undistributed net investment income......................       291,199             --        6,563
   Accumulated net realized gain (loss).....................     9,627,314        324,460     (495,408)
   Net unrealized appreciation (depreciation) on
     investments............................................    54,887,544      6,200,348     (950,384)
                                                              ------------   ------------   ----------
NET ASSETS..................................................  $413,950,963   $142,477,212   $6,827,572
                                                              ============   ============   ==========
NET ASSETS BY SHARE CLASS
   Investor Shares..........................................  $215,820,385   $ 48,085,836   $6,827,572
   Institutional Shares.....................................   198,130,578     94,391,376           --
                                                              ------------   ------------   ----------
                                                              $413,950,963   $142,477,212   $6,827,572
                                                              ============   ============   ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING ($0.01 par value,
 unlimited authorized shares)
   Investor Shares..........................................    10,276,529      2,694,543      718,934
   Institutional Shares.....................................     9,248,938      5,264,180           --
NET ASSET VALUE (OFFERING PRICE AND REDEMPTION PRICE) PER
 SHARE
   Investor Shares..........................................        $21.00         $17.85        $9.50
   Institutional Shares.....................................        $21.42         $17.93           --

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP      LARGE CAP
                                                               VALUE FUND    VALUE FUND    VALUE FUND
                                                              ------------   -----------   -----------
NET INVESTMENT INCOME FROM SERIES
   Dividends................................................  $  3,456,584   $   740,106   $   106,377
   Interest.................................................       617,899       163,662         7,233
   Securities lending.......................................        98,111        64,914         5,621
   Expenses.................................................    (3,028,744)     (768,735)      (53,756)
                                                              ------------   -----------   -----------
     Net investment income from Series......................     1,143,850       199,947        65,475
                                                              ------------   -----------   -----------
EXPENSES
   Shareholder services -- Investor Shares..................       423,676        67,578        18,774
   Administration fees......................................        35,999        35,999        35,999
   Transfer agent services..................................       170,646        50,954         5,096
   Professional services....................................        28,337        14,580         8,538
   Registration fees........................................        50,684        33,497        26,216
   Accounting services......................................        36,001        36,001        18,001
   Trustee fees and expenses................................         8,560         9,460         6,751
   Shareholder reports......................................        73,853        14,666           958
   Miscellaneous............................................        24,156        13,634         2,958
                                                              ------------   -----------   -----------
Total expenses..............................................       851,912       276,369       123,291
   Expenses reimbursed......................................            --            --       (10,402)
   Administration and accounting fees waived................            --       (25,126)      (54,000)
                                                              ------------   -----------   -----------
   Net expenses.............................................       851,912       251,243        58,889
                                                              ------------   -----------   -----------
NET INVESTMENT INCOME (LOSS)................................       291,938       (51,296)        6,586
                                                              ------------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
 SERIES
   Net realized gain from investments.......................    17,231,180       395,245        22,424
   Net realized loss from options written...................            --            --        (5,411)
   Net change in unrealized appreciation/depreciation of
     investments............................................   (10,033,543)   (1,627,974)   (2,106,436)
                                                              ------------   -----------   -----------
Net realized and unrealized gain (loss) on investments from
 Series.....................................................     7,197,637    (1,232,729)   (2,089,423)
                                                              ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $  7,489,575   $(1,284,025)  $(2,082,837)
                                                              ============   ===========   ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  SMALL CAP VALUE FUND
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                                JUNE 30,        JUNE 30,
                                                                  2002            2001
                                                              -------------   ------------
NET ASSETS -- BEGINNING OF YEAR.............................  $ 298,063,112   $173,912,895
                                                              -------------   ------------
OPERATIONS
   Net investment income....................................        291,938      1,788,066
   Net realized gain from investments.......................     17,231,180     17,583,147
   Net change in unrealized appreciation/depreciation of
     investments............................................    (10,033,543)    58,872,570
                                                              -------------   ------------
     Net increase in net assets resulting from operations...      7,489,575     78,243,783
                                                              -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................       (726,124)      (106,831)
   Net investment income -- Institutional Shares............       (793,246)      (162,604)
   Net realized gain on investments -- Investor Shares......    (10,345,341)    (3,638,546)
   Net realized gain on investments -- Institutional
     Shares.................................................    (11,301,651)    (5,538,096)
                                                              -------------   ------------
     Total distributions to shareholders....................    (23,166,362)    (9,446,077)
                                                              -------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    209,126,914     62,131,001
   Sale of shares -- Institutional Shares...................     87,521,250     42,609,261
   Reinvestment of distributions -- Investor Shares.........     10,896,476      3,621,754
   Reinvestment of distributions -- Institutional Shares....     12,013,237      5,106,496
   Redemptions of shares -- Investor Shares.................   (129,846,925)   (27,263,812)
   Redemptions of shares -- Institutional Shares............    (58,146,314)   (30,852,189)
                                                              -------------   ------------
     Net increase from capital share transactions...........    131,564,638     55,352,511
                                                              -------------   ------------
     Total increase in net assets...........................    115,887,851    124,150,217
                                                              -------------   ------------
NET ASSETS -- END OF YEAR...................................  $ 413,950,963   $298,063,112
                                                              =============   ============
Undistributed net investment income.........................  $     291,199   $  1,518,630
                                                              =============   ============
                                                                 SHARES          SHARES
CAPITAL SHARE TRANSACTIONS                                    -------------   ------------
   Sale of shares -- Investor Shares........................      9,760,371      3,109,347
   Sale of shares -- Institutional Shares...................      4,020,951      2,265,786
   Reinvestment of distributions -- Investor Shares.........        537,037        218,837
   Reinvestment of distributions -- Institutional Shares....        581,192        303,597
   Redemptions of shares -- Investor Shares.................     (6,167,521)    (1,445,972)
   Redemptions of shares -- Institutional Shares............     (2,679,898)    (1,584,999)
                                                              -------------   ------------
     Net increase in shares.................................      6,052,132      2,866,596
                                                              =============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE FUND
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  2002           2001
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF YEAR.............................  $ 50,776,935   $ 18,573,031
                                                              ------------   ------------
OPERATIONS
   Net investment income (loss).............................       (51,296)       199,965
   Net realized gain from investments.......................       395,245      4,120,044
   Net change in unrealized appreciation/depreciation of
     investments............................................    (1,627,974)     6,364,046
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      operations............................................    (1,284,025)    10,684,055
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................       (29,373)        (4,612)
   Net investment income -- Institutional Shares............       (78,907)       (98,929)
   Net realized gain on investments -- Investor Shares......    (1,107,280)       (45,991)
   Net realized gain on investments -- Institutional
     Shares.................................................    (2,974,610)      (986,506)
                                                              ------------   ------------
     Total distributions to shareholders....................    (4,190,170)    (1,136,038)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    50,886,457     11,689,919
   Sale of shares -- Institutional Shares...................    71,499,287     26,924,044
   Reinvestment of distributions -- Investor Shares.........       969,091         50,540
   Reinvestment of distributions -- Institutional Shares....     2,859,307        978,424
   Redemptions of shares -- Investor Shares.................   (13,694,993)      (622,145)
   Redemptions of shares -- Institutional Shares............   (15,344,677)   (16,364,895)
                                                              ------------   ------------
     Net increase from capital share transactions...........    97,174,472     22,655,887
                                                              ------------   ------------
     Total increase in net assets...........................    91,700,277     32,203,904
                                                              ------------   ------------
NET ASSETS -- END OF YEAR...................................  $142,477,212   $ 50,776,935
                                                              ============   ============
Undistributed net investment income.........................  $         --   $    141,578
                                                              ============   ============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   ------------
   Sale of shares -- Investor Shares........................     2,717,346        682,787
   Sale of shares -- Institutional Shares...................     3,799,489      1,647,105
   Reinvestment of distributions -- Investor Shares.........        54,614          3,310
   Reinvestment of distributions -- Institutional Shares....       159,567         64,033
   Redemptions of shares -- Investor Shares.................      (735,905)       (27,609)
   Redemptions of shares -- Institutional Shares............      (829,219)      (979,058)
                                                              ------------   ------------
     Net increase in shares.................................     5,165,892      1,390,568
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                LARGE CAP VALUE FUND
                                                              -------------------------
                                                              YEAR ENDED    YEAR ENDED
                                                               JUNE 30,      JUNE 30,
                                                                 2002          2001
                                                              -----------   -----------
NET ASSETS -- BEGINNING OF YEAR.............................  $ 7,816,926   $ 7,941,373
                                                              -----------   -----------
OPERATIONS
   Net investment income....................................        6,586        18,535
   Net realized loss from options written...................       (5,411)           --
   Net realized gain from investments.......................       22,424       460,343
   Net change in unrealized appreciation/depreciation of
     investments............................................   (2,106,436)      223,827
                                                              -----------   -----------
     Net increase (decrease) in net assets resulting from
      operations............................................   (2,082,837)      702,705
                                                              -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................      (18,551)       (5,865)
                                                              -----------   -----------
     Total distributions to shareholders....................      (18,551)       (5,865)
                                                              -----------   -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    2,299,445     1,897,554
   Reinvestment of distributions -- Investor Shares.........       17,928         5,726
   Redemptions of shares -- Investor Shares.................   (1,205,339)   (2,724,567)
                                                              -----------   -----------
     Net increase (decrease) from capital share
      transactions..........................................    1,112,034      (821,287)
                                                              -----------   -----------
     Total decrease in net assets...........................     (989,354)     (124,447)
                                                              -----------   -----------
NET ASSETS -- END OF YEAR...................................  $ 6,827,572   $ 7,816,926
                                                              ===========   ===========
Undistributed net investment income.........................  $     6,563   $    18,514
                                                              ===========   ===========
                                                                SHARES        SHARES
CAPITAL SHARE TRANSACTIONS                                    -----------   -----------
   Sale of shares -- Investor Shares........................      205,273       157,300
   Reinvestment of distributions -- Investor Shares.........        1,536           466
   Redemptions of shares -- Investor Shares.................     (108,216)     (220,535)
                                                              -----------   -----------
     Net increase (decrease) in shares......................       98,593       (62,769)
                                                              ===========   ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                               SMALL CAP VALUE FUND -- INVESTOR SHARES
                                        -------------------------------------------------------------------------------------
                                         YEAR ENDED    YEAR ENDED   YEAR ENDED   PERIOD ENDED    YEAR ENDED      YEAR ENDED
                                          JUNE 30,      JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,   SEPTEMBER 30,
                                            2002          2001        2000+        1999(A)+         1998+           1997+
                                        ------------   ----------   ----------   ------------   -------------   -------------
Net asset value -- Beginning of
   Period.............................    $  21.93      $  16.26     $  14.94      $  13.61       $   17.68       $  13.71
                                          --------      --------     --------      --------       ---------       --------
Investment operations:
   Net investment income (loss).......       (0.01)(b)      0.10        (0.13)        (0.02)          (0.06)         (0.06)
   Net realized and unrealized gain
     (loss) on investments............        0.66          6.40         1.45          1.35           (3.15)          4.89
                                          --------      --------     --------      --------       ---------       --------
Total from investment operations......        0.65          6.50         1.32          1.33           (3.21)          4.83
                                          --------      --------     --------      --------       ---------       --------
Distributions to shareholders
   From net investment income.........       (0.10)        (0.02)          --            --              --             --
   From net realized gain on
     investments......................       (1.48)        (0.81)          --            --           (0.84)         (0.86)
   Return of capital..................          --            --           --            --(c)        (0.02)            --
                                          --------      --------     --------      --------       ---------       --------
Total distributions to shareholders...       (1.58)        (0.83)          --            --           (0.86)         (0.86)
                                          --------      --------     --------      --------       ---------       --------
Net asset value -- End of Period......    $  21.00      $  21.93     $  16.26      $  14.94       $   13.61       $  17.68
                                          ========      ========     ========      ========       =========       ========
Total Return..........................       3.21%        41.67%        8.84%         9.80%(d)     (18.81)%         37.14%
Ratios/Supplemental Data(f)
Ratios to average net assets:
   Expenses, including reimbursement/
     waiver...........................       1.26%         1.28%        1.42%         1.42%(e)        1.38%          1.50%
   Expenses, excluding reimbursement/
     waiver...........................       1.26%         1.28%        1.42%         1.46%(e)        1.38%          1.50%
   Net investment income (loss),
     including reimbursement/waiver...     (0.05)%         0.66%      (0.88)%       (0.16)%(e)      (0.34)%        (0.56)%
Portfolio turnover rate...............         61%           90%          96%           64%(d)          57%            99%
Net assets at end of year (000's
  omitted)............................    $215,820      $134,778     $ 69,351      $ 94,806       $ 130,929       $144,001

+ Effective November 1, 1999, The CRM Funds - Small Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period October 1, 1998 through June 30, 1999.
(b)The net investment loss per share was calculated using average shares outstanding method.
(c)Less than $0.01 per share.
(d)Not Annualized.
(e)Annualized.
(f)Effective November 1, 1999, the ratios to average net assets include expenses allocated from WT Investment Trust I - Small Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                 MID CAP VALUE FUND --
                                                                    INVESTOR SHARES
                                                              ----------------------------
                                                               YEAR ENDED     PERIOD ENDED
                                                                JUNE 30,        JUNE 30,
                                                                  2002          2001(A)
                                                              ------------    ------------
Net asset value -- Beginning of Period......................    $  18.15        $ 14.84
                                                                --------        -------
Investment operations
   Net investment income (loss).............................       (0.04)(b)       0.07
   Net realized and unrealized gain on investments..........        0.92           3.87
                                                                --------        -------
Total from investment operations............................        0.88           3.94
                                                                --------        -------
Distributions to shareholders
   From net investment income...............................       (0.03)         (0.06)
   From net realized gain on investments....................       (1.15)         (0.57)
                                                                --------        -------
Total distributions to shareholders.........................       (1.18)         (0.63)
                                                                --------        -------
Net asset value -- End of Period............................    $  17.85        $ 18.15
                                                                ========        =======
Total Return................................................       4.82%         27.30%(c)
Ratios/Supplemental Data(e)
Ratios to average net assets:
   Expenses, including reimbursement/waiver.................       1.37%          1.50%(d)
   Expenses, excluding reimbursement/waiver.................       1.43%          1.88%(d)
   Net investment income (loss), including
     reimbursement/waiver...................................     (0.25)%          0.31%(d)
Portfolio turnover rate.....................................        143%           163%
Net assets at end of period (000's omitted).................    $ 48,086        $11,954

(a)For the period September 20, 2000 (inception of Investor Share class) through June 30, 2001.
(b)The net investment loss per share was calculated using average shares outstanding method.
(c)Not annualized.
(d)Annualized.
(e)The ratios to average net assets include expenses allocated from WT Investment Trust I - Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                        LARGE CAP VALUE FUND -- INVESTOR SHARES
                                          -------------------------------------------------------------------
                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                           JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                             2002         2001        2000+        1999(B)+       1998(A)+
                                          ----------   ----------   ----------   ------------   -------------
Net asset value -- Beginning of
   Period...............................  $   12.60     $ 11.63      $ 12.17       $ 10.02         $ 10.00
                                          ---------     -------      -------       -------         -------
Investment operations:
   Net investment income................       0.01        0.03           --(c)       0.06            0.01
   Net realized and unrealized gain
     (loss) on investments..............      (3.08)       0.95        (0.37)         2.16            0.01
                                          ---------     -------      -------       -------         -------
Total from investment operations........      (3.07)       0.98        (0.37)         2.22            0.02
                                          ---------     -------      -------       -------         -------
Distributions to shareholders
   From net investment income...........      (0.03)      (0.01)          --(c)      (0.06)             --
   From net realized gain on
     investments........................         --          --        (0.17)        (0.01)             --
                                          ---------     -------      -------       -------         -------
Total distributions to shareholders.....      (0.03)      (0.01)       (0.17)        (0.07)             --
                                          ---------     -------      -------       -------         -------
Net asset value -- End of Period........  $    9.50     $ 12.60      $ 11.63       $ 12.17         $ 10.02
                                          =========     =======      =======       =======         =======
Total Return............................   (24.42)%       8.43%      (2.85)%        22.16%(d)        0.20%(d)
Ratios/Supplemental Data(f)
Ratios to average net assets:
   Expenses, including
     reimbursement/waiver...............      1.50%       1.50%        1.44%         1.50%(e)        1.50%(e)
   Expenses, excluding
     reimbursement/waiver...............      2.36%       2.28%        2.35%         1.92%(e)        3.95%(e)
   Net investment income, including
     reimbursement/waiver...............      0.09%       0.24%        0.05%         0.63%(e)        1.78%(e)
Portfolio turnover rate.................       100%        109%         136%           56%(d)           7%(d)
Net assets at end of year (000's
  omitted)..............................  $   6,828     $ 7,817      $ 7,941       $30,936         $10,668

+ Effective November 1, 1999, The CRM Funds - Large Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Large Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period August 25, 1998 (commencement of operations) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)Less than $0.01 per share.
(d)Not annualized.
(e)Annualized.
(f)Effective November 1, 1999, the ratios to average net assets include expenses allocated from WT Investment Trust I - Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. CRM Small Cap Value Fund, CRM Mid Cap Value Fund, and CRM Large Cap Value Fund (each a "Fund" and collectively the "Funds") are series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940 as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Funds currently offer two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee. Information regarding the Institutional Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund (effective November 1, 1999) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. As of June 30, 2002, each Fund owned approximately 100% of its respective Series, except for CRM Large Cap Value Fund, which owned approximately 12% of the Large Cap Value Series. The financial statements of each Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in its respective Series is based on the underlying securities held by the Series. Each Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Investment Income. Each Fund records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally

--------------------------------------------------------------------------------

                                 THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   WT Funds' Board of Trustees has adopted a Shareholder Servicing Plan which allows the Funds to obtain the services of CRM and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, each Fund pays shareholder servicing agents, including CRM, up to 0.25% of the average daily net assets of the Investor Share class of the Fund, attributable to accounts for which they provide shareholder services.

   PFPC Inc. ("PFPC"), an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Funds.

   PFPC also serves as transfer agent and dividend disbursing agent of the Funds pursuant to a separate Transfer Agency Agreement with the Company on behalf of the Funds.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.50% of each Fund's Investor Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

income and realized gains recognized for financial reporting purposes. The tax character of distributions paid during the years ended June 30, 2002 and 2001 was as follows:

                                                             Small Cap     Mid Cap     Large Cap
                                                               Value        Value        Value
                                                               Fund          Fund        Fund
                                                            -----------   ----------   ---------
   Year ended June 30, 2002
   Ordinary Income........................................  $14,798,814   $3,952,238    $18,551
   Long-term capital gains................................    8,367,548      237,932         --
                                                            -----------   ----------    -------
     Total distributions..................................  $23,166,362   $4,190,170    $18,551
                                                            ===========   ==========    =======
   Year ended June 30, 2001
   Ordinary Income........................................  $ 3,450,580   $1,030,492    $ 5,865
   Long-term capital gains................................    5,995,497      105,546         --
                                                            -----------   ----------    -------
     Total distributions..................................  $ 9,446,077   $1,136,038    $ 5,865
                                                            ===========   ==========    =======

   As of June 30, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                          Small Cap     Mid Cap      Large Cap
                                                            Value        Value         Value
                                                            Fund          Fund         Fund
                                                         -----------   ----------   -----------
   Undistributed ordinary income.......................  $ 2,342,168   $       --   $     6,563
   Undistributed long-term capital gains...............    9,276,626      680,979            --
                                                         -----------   ----------   -----------
   Accumulated earnings................................   11,618,794      680,979         6,563
   Capital loss carryforwards..........................           --           --      (400,862)
   Post-October losses.................................           --           --       (18,431)
   Net unrealized appreciation/depreciation............   53,187,263    5,843,829    (1,026,499)
                                                         -----------   ----------   -----------
     Total accumulated earnings (deficit)..............  $64,806,057   $6,524,808   $(1,439,229)
                                                         ===========   ==========   ===========

   For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. Each Fund's capital loss carryforwards will expire as follows:

                                                                Small Cap   Mid Cap    Large Cap
                                                                  Value      Value       Value
                                                                  Fund        Fund       Fund
                                                                ---------   --------   ---------
   6/30/2008..................................................        --          --   $400,862

   Post-October losses represent net losses realized from November 1, 2001 through June 30, 2002 that, in accordance with Federal income tax regulations, each Fund has elected to defer and treat as having arisen the following fiscal year.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND TRUSTEES OF WT MUTUAL FUND:

We have audited the accompanying statements of assets and liabilities of CRM Small Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund (the "Funds") (each a series of WT Mutual Fund) as of June 30, 2002, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights (Investor Shares) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights (Investor Shares) for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           ERNST & YOUNG LLP SIGNATURE

Philadelphia, Pennsylvania
August 2, 2002

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from their respective Fund.

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the following Funds paid a 20% capital gain distribution (from net long-term gains) during the fiscal year ended June 30, 2002. The following table summarizes the capital gain distributions:

                                                                       TOTAL 20%
                                                       CAPITAL GAIN   CAPITAL GAIN
                                                        PER SHARE     DISTRIBUTION
                                                       ------------   ------------
   Small Cap Value Fund..............................    $0.5700       $8,367,548
   Mid Cap Value Fund................................     0.0668          237,932

For corporate shareholders, 100% of the ordinary income distributions (dividend income plus short-term gains, if any) for the Small Cap Value, Mid Cap Value, and Large Cap Value Funds qualify for the dividend received deduction.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
ANNUAL REPORT
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             (The following should be read in conjunction with the
                         Funds' Financial Statements.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (94.2%)
AEROSPACE AND DEFENSE (0.8%)
   140,800  Veridian Corp.*................  $  3,196,160
                                             ------------
COMMUNICATION & BROADCASTING (5.3%)
Broadcast Media (2.4%)
   468,300  Emmis Communications Corp. --
              Class A*(a)..................     9,923,277
                                             ------------
Broadcasting & Publishing (1.9%)
   208,700  Meredith Corp.(a)..............     8,003,645
                                             ------------
Cable & Other Pay Television Services
  (0.2%)
    61,700  Insight Communications Co.,
              Inc.*........................       750,889
                                             ------------
Telecommunications (0.8%)
   269,600  AirGate PCS, Inc.*.............       269,600
   359,800  Lightbridge, Inc.*.............     2,953,958
                                             ------------
                                                3,223,558
                                             ------------
                                               21,901,369
                                             ------------
COMPUTER SERVICES (6.4%)
   270,100  Documentum, Inc.*..............     3,241,200
   145,800  Insight Enterprises, Inc.*.....     3,672,702
 1,414,000  SmartForce PLC -- Sponsored
              ADR*.........................     4,807,600
   718,200  Systems & Computer Technology
              Corp.*.......................     9,702,882
   404,500  Transaction Systems Architects,
              Inc.*........................     4,756,920
                                             ------------
                                               26,181,304
                                             ------------
CONSUMER PRODUCTS (2.1%)
   365,100  Central Garden & Pet Co.*......     6,400,203
   176,800  Playtex Products, Inc.*........     2,289,560
                                             ------------
                                                8,689,763
                                             ------------
ELECTRIC, GAS & WATER UTILITIES (2.0%)
   533,900  Westar Energy, Inc. ...........     8,195,365
                                             ------------
FINANCE & INSURANCE (13.7%)
Insurance Carriers (5.3%)
   210,900  AmerUs Group Co.(a)............     7,824,390
    54,200  Everest Re Group, Ltd. ........     3,032,490
   401,200  First American Corp.(a)........     9,227,600
   113,300  Hub International, Ltd. .......     1,708,564
                                             ------------
                                               21,793,044
                                             ------------
Leasing (1.7%)
   237,800  GATX Corp.(a)..................     7,157,780
                                             ------------
Savings, Credit & Other Financial Institutions (5.8%)
   301,700  AmeriCredit Corp.*(a)..........     8,462,685
 1,229,228  Bay View Capital Corp.*........     7,879,351
   282,022  New York Community Bancorp,
              Inc. ........................     7,524,347
                                             ------------
                                               23,866,383
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
FINANCE & INSURANCE (CONTINUED)
State & National Banks (0.9%)
   137,900  Community First Bankshares,
              Inc. ........................  $  3,597,811
                                             ------------
                                               56,415,018
                                             ------------
FOOD & BEVERAGE (2.6%)
   371,000  Interstate Bakeries Corp. .....    10,714,480
                                             ------------
HEALTHCARE (10.2%)
   505,300  Apria Healthcare Group,
              Inc.*(a).....................    11,318,720
   139,750  Dentsply International,
              Inc. ........................     5,158,172
   376,500  Edwards Lifesciences Corp.*....     8,734,800
   176,100  INAMED Corp.*..................     4,767,027
   684,760  TLC Vision Corp.*..............     1,711,900
   603,600  Viasys Healthcare, Inc.*.......    10,532,820
                                             ------------
                                               42,223,439
                                             ------------
MANUFACTURING (16.6%)
Automotive Parts-Equipment (1.7%)
   147,600  Lear Corp.*....................     6,826,500
                                             ------------
Chemical & Allied Products (1.0%)
   613,000  Solutia, Inc. .................     4,303,260
                                             ------------
Diversified-Manufacturing Industries (0.0%)
    49,600  Mascotech, Inc. Escrow*........             0
                                             ------------
Electrical Equipment (2.0%)
   141,700  EMCOR Group, Inc.*.............     8,317,790
                                             ------------
Electronics (1.8%)
   398,300  Thomas & Betts Corp.*..........     7,408,380
                                             ------------
General Construction-Single Homes (2.4%)
   384,788  D.R. Horton, Inc.(a)...........    10,016,032
                                             ------------
Machine Tools (2.1%)
   238,800  Kennametal, Inc. ..............     8,740,080
                                             ------------
Machinery & Heavy Equipment (2.1%)
   379,200  Terex Corp.*...................     8,528,208
                                             ------------
Miscellaneous Plastic Products (0.5%)
    70,200  Spartech Corp. ................     1,911,546
                                             ------------
Pharmaceutical Preparations (3.0%)
   727,300  Alpharma, Inc. ................    12,349,554
                                             ------------
                                               68,401,350
                                             ------------
OIL & GAS (1.3%)
Oil & Gas Exploration (0.8%)
   214,600  Nuevo Energy Co.*..............     3,390,680
                                             ------------
Oil Field Machinery & Equipment (0.5%)
   102,700  FMC Technologies, Inc.*........     2,132,052
                                             ------------
                                                5,522,732
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (4.4%)
 1,413,400  Ventas, Inc. ..................    18,020,850
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SERVICES (16.8%)
Advertising (2.5%)
   375,200  R.H. Donnelley Corp.*..........  $ 10,494,344
                                             ------------
Business Services (7.1%)
   285,800  American Management Systems,
              Inc.*........................     5,461,638
   466,400  Forrester Research, Inc.*......     9,047,694
   414,700  Moore Corp., Ltd.*.............     4,760,756
   413,600  Watson Wyatt & Co. Holdings*...    10,017,392
                                             ------------
                                               29,287,480
                                             ------------
Commercial Services (3.8%)
   398,300  Interactive Data Corp.*........     5,799,248
   144,300  TeleTech Holdings, Inc.*.......     1,376,622
   390,500  United Rentals, Inc.*(a).......     8,512,900
                                             ------------
                                               15,688,770
                                             ------------
Hotels, Other Lodging Places (1.8%)
   577,900  Prime Hospitality Corp.*.......     7,506,921
                                             ------------
Sanitary Services (1.6%)
   555,793  Casella Waste Systems,
              Inc.*(a).....................     6,675,074
                                             ------------
                                               69,652,589
                                             ------------
TRANSPORTATION (0.7%)
Railroads (0.7%)
   263,300  RailAmerica, Inc.*.............     2,848,906
                                             ------------
                                                2,848,906
                                             ------------
WHOLESALE & RETAIL TRADE (11.3%)
Retail Apparel & Accessory Stores (5.4%)
   200,600  Kenneth Cole Productions,
              Inc.*........................     5,687,010
   328,200  Quiksilver, Inc.*..............     8,139,360
   383,000  Tommy Hilfiger Corp.*..........     5,484,560
   273,200  United Retail Group, Inc.*.....     2,868,600
                                             ------------
                                               22,179,530
                                             ------------
Retail Direct Marketing (1.4%)
   321,900  ValueVision Media, Inc. --
              Class A*.....................     5,842,485
                                             ------------
Retail Eating & Drinking Places (1.6%)
    99,800  CEC Entertainment, Inc.*.......     4,121,740
    97,500  Landry's Restaurants, Inc. ....     2,487,225
                                             ------------
                                                6,608,965
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
WHOLESALE & RETAIL TRADE (CONTINUED)
Retail Shoe Stores (0.7%)
    97,700  Brown Shoe Co., Inc. ..........  $  2,745,370
                                             ------------
Retail Specialty Stores (1.4%)
   226,100  School Specialty, Inc.*........     6,005,216
                                             ------------
Video Rental (0.8%)
   149,500  Movie Gallery, Inc.*...........     3,157,440
                                             ------------
                                               46,539,006
                                             ------------
TOTAL COMMON STOCK
  (COST $333,614,450)......................   388,502,331
                                             ------------
SHORT-TERM INVESTMENTS (3.4%)
 6,960,672  Temp Cash -- Main..............     6,960,672
 6,960,672  Temp Fund -- Main..............     6,960,672
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $13,921,344).......................    13,921,344
                                             ------------

   PAR
----------
                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
U.S. TREASURY OBLIGATIONS (2.4%)
U.S. Treasury Bills (2.4%)
$6,000,000  U.S. Treasury Bill, 1.71%,
              07/05/02.....................     5,998,860
 2,000,000  U.S. Treasury Bill, 1.70%,
              07/18/02(a)..................     1,998,399
 2,000,000  U.S. Treasury Bill, 1.70%,
              07/25/02.....................     1,997,734
                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $9,994,993)........................     9,994,993
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $357,530,787)+.....................  $412,418,668
                                             ============
SECURITIES LENDING COLLATERAL
Short-Term Investments Held as Collateral
  for Loaned Securities (Note 5)
  (COST $42,362,375).......................  $ 42,362,375
                                             ============

ADR  American Depository Receipt
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $359,231,076. At June 30, 2002, net unrealized appreciation was $53,187,592. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $72,648,057, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $19,460,465.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (94.0%)
AEROSPACE AND DEFENSE (1.5%)
Defense (1.5%)
    39,000  L-3 Communications Holdings,
              Inc.*(a).....................  $  2,106,000
                                             ------------
COMMUNICATION & BROADCASTING (3.9%)
    81,200  Echostar Communications,
              Corp. -- Class A*(a).........     1,507,072
   139,000  Cablevision Systems Corp. --
              Rainbow Media Group*.........     1,216,250
   370,700  Gemstar TV Guide
              International*...............     1,998,073
   208,700  Smartforce PLC -- Sponsored
              ADR*.........................       709,580
                                             ------------
                                                5,430,975
                                             ------------
ELECTRIC GAS, & WATER UTILITIES (6.2%)
    90,200  Allete, Inc....................     2,444,420
   127,200  P G & E Corp.*.................     2,275,608
    95,800  PP&L Corp.(a)..................     3,169,064
    93,000  Sierra Pacific Resources.......       725,400
                                             ------------
                                                8,614,492
                                             ------------
FINANCE & INSURANCE (22.6%)
Diversified REITS (2.0%)
    96,600  iStar Financial, Inc...........     2,753,100
                                             ------------
Insurance Agents, Brokers & Services (2.7%)
   114,500  Willis Group Holdings,
              Ltd.*(a).....................     3,768,195
                                             ------------
Insurance Carriers (2.5%)
    63,000  Everest Re Group, Ltd..........     3,524,850
                                             ------------
Investment Advice (4.5%)
    49,800  Federated Investors, Inc. --
              Class B(a)...................     1,721,586
    75,400  Franklin Resources, Inc.(a)....     3,215,056
    42,700  T Rowe Price Group, Inc........     1,403,976
                                             ------------
                                                6,340,618
                                             ------------
Savings, Credit & Other Financial Institutions (6.1%)
   116,400  Americredit Corp.*(a)..........     3,265,020
    95,052  Charter One Financial, Inc. ...     3,267,888
    51,450  Washington Mutual, Inc.(a).....     1,909,310
                                             ------------
                                                8,442,218
                                             ------------
State & National Banks (4.8%)
    96,100  North Fork Bancorporation,
              Inc.(a)......................     3,825,741
    54,000  PNC Financial Services Group...     2,823,120
                                             ------------
                                                6,648,861
                                             ------------
                                               31,477,842
                                             ------------
HEALTHCARE (11.1%)
    32,500  Anthem, Inc.*(a)...............     2,193,100
    69,000  C.R. Bard, Inc. ...............     3,904,020
    63,100  Hillenbrand Industries,
              Inc.(a)......................     3,543,065

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
HEALTHCARE (CONTINUED)
    61,800  Invitrogen, Corp.*(a)..........  $  1,978,218
    64,600  Ribapharm, Inc.*...............       587,214
    41,400  Wellpoint Health Networks,
              Inc.*........................     3,221,334
                                             ------------
                                               15,426,951
                                             ------------
MANUFACTURING (11.9%)
Building Materials & Components (2.2%)
   149,400  Royal Group Technologies,
              Ltd.*........................     3,131,424
                                             ------------
Chemical & Allied Products (1.7%)
    28,200  Air Products & Chemicals,
              Inc. ........................     1,423,254
    50,800  Airgas, Inc.*..................       878,840
                                             ------------
                                                2,302,094
                                             ------------
Consumer Products (4.6%)
    67,800  Avon Products, Inc. ...........     3,541,872
   118,700  Hormel Foods Corp. ............     2,841,678
                                             ------------
                                                6,383,550
                                             ------------
Precision Instruments (3.4%)
    94,000  Beckman Coulter, Inc.(a).......     4,690,600
                                             ------------
                                               16,507,668
                                             ------------
MINING (1.0%)
    61,800  CONSOL Energy, Inc. ...........     1,313,250
                                             ------------
OIL & GAS (5.2%)
    91,400  Encana Corp. ..................     2,796,840
   180,600  Halliburton, Co.(a)............     2,878,764
    52,126  Kinder Morgan Management,
              LLC.*(a).....................     1,589,851
                                             ------------
                                                7,265,455
                                             ------------
SERVICES (14.8%)
Business Services (9.6%)
   167,500  Accenture, Ltd.*(a)............     3,182,500
   250,700  Cendant Corp.*(a)..............     3,981,116
   296,000  IKON Office Solutions,
              Inc.(a)......................     2,782,400
   133,800  Viad Corp. ....................     3,478,800
                                             ------------
                                               13,424,816
                                             ------------
Diversified Commercial Services (2.3%)
   128,400  Aramark Corp. -- Class B*......     3,210,000
                                             ------------
Printing & Publishing (1.9%)
    45,300  McGraw-Hill Cos., Inc. ........     2,704,410
                                             ------------
Travel Services (1.0%)
    35,200  Sabre Group Holdings,
              Inc.*(a).....................     1,260,160
                                             ------------
                                               20,599,386
                                             ------------
TECHNOLOGY (1.3%)
   215,300  Symbol Technologies, Inc.(a)...     1,830,050
                                             ------------
WHOLESALE & RETAIL TRADE (14.5%)
    64,900  AFC Enterprises, Inc.*.........     2,028,125
   230,200  AutoNation, Inc.*(a)...........     3,337,900

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
WHOLESALE & RETAIL TRADE (CONTINUED)
   113,000  Big Lots, Inc.*................  $  2,223,840
    95,700  Circuit City Stores,
              Inc. -- CarMax Group*(a).....     2,071,905
   153,600  Dollar General Corp.(a)........     2,923,008
   142,500  Hollywood Entertainment
              Corp.*.......................     2,946,900
    97,700  Pep Boys -- Manny, Moe, & Jack,
              Inc. ........................     1,646,245
   172,700  Toys "R" Us, Inc.*(a)..........     3,017,069
                                             ------------
                                               20,194,992
                                             ------------
TOTAL COMMON STOCK
  (COST $124,566,355)......................   130,767,061
                                             ------------
SHORT-TERM INVESTMENTS (3.9%)
 2,681,001  Temp Cash -- Main..............     2,681,001
 2,681,002  Temp Fund -- Main..............     2,681,002
                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $5,362,003)........................     5,362,003
                                             ------------
                                                MARKET
   PAR                                          VALUE
----------                                   ------------
U.S. TREASURY OBLIGATIONS (2.1%)
U.S. Treasury Bills (2.1%)
$1,000,000  U.S. Treasury Bill, 1.71%,
              07/05/02.....................  $    999,810
 2,000,000  U.S. Treasury Bill, 1.71%,
              07/11/02.....................     1,999,050
                                             ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $2,998,860)........................     2,998,860
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $132,927,218)+.....................  $139,127,924
                                             ============
SECURITIES LENDING COLLATERAL
Short-Term Investments Held as Collateral
  for Loaned Securities (Note 5)
  (COST $50,152,404).......................  $ 50,152,404
                                             ============

ADR  American Depository Receipt
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $133,283,758. At June 30, 2002, net unrealized appreciation was $5,844,166. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $12,670,832, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $6,826,666.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
LARGE CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
COMMON STOCK (96.6%)
AEROSPACE & DEFENSE (5.4%)
    11,700  General Dynamics Corp. .........  $ 1,244,295
    56,400  Honeywell International,
              Inc. .........................    1,986,972
                                              -----------
                                                3,231,267
                                              -----------
COMMUNICATION & BROADCASTING (12.0%)
    96,000  AOL Time Warner, Inc.*..........    1,412,160
   105,654  AT & T Wireless Services,
              Inc.*(a)......................      618,076
    81,500  Cablevision Systems New York
              Group -- Class A*(a)..........      770,990
    71,200  News Corp., Ltd., ADR -- Class
              A.............................    1,406,200
   125,100  Nextel Communications, Inc.*....      401,571
    31,800  Verizon Communications, Inc. ...    1,276,770
    28,400  Viacom, Inc. -- Class B*(a).....    1,260,108
                                              -----------
                                                7,145,875
                                              -----------
ELECTRIC, GAS & WATER UTILITIES (3.8%)
    33,400  Constellation Energy Group,
              Inc. .........................      979,956
    25,100  Exelon Corp. ...................    1,312,730
                                              -----------
                                                2,292,686
                                              -----------
FINANCE & INSURANCE (27.3%)
Financial Services (2.7%)
    41,642  Citigroup, Inc. ................    1,613,628
                                              -----------
Insurance Carriers (12.0%)
    27,000  Allmerica Financial Corp. ......    1,247,400
    14,900  American International Group,
              Inc. .........................    1,016,627
    56,000  AON Corp. ......................    1,650,880
    31,200  Everest Re Group, Ltd. .........    1,745,640
    25,000  Hartford Financial Services
              Group, Inc. ..................    1,486,750
                                              -----------
                                                7,147,297
                                              -----------
Savings, Credit & Other Financial Institutions (6.7%)
    11,900  Fannie Mae......................      877,625
    16,000  Freddie Mac.....................      979,200
    57,000  Washington Mutual, Inc. ........    2,115,270
                                              -----------
                                                3,972,095
                                              -----------
Security & Commodity Brokers, Dealers & Services (2.9%)
    23,400  Merrill Lynch & Co., Inc.(a)....      947,700
    18,300  Morgan Stanley..................      788,364
                                              -----------
                                                1,736,064
                                              -----------
State and National Banks (3.0%)
    34,300  PNC Financial Services Group....    1,793,204
                                              -----------
                                               16,262,288
                                              -----------
MANUFACTURING (21.3%)
Building Materials and Components (1.4%)
    40,400  Royal Group Technologies,
              Ltd.*.........................      846,784
                                              -----------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
MANUFACTURING (CONTINUED)
Chemical & Allied Products (3.2%)
    55,100  Dow Chemical Co.(a).............  $ 1,894,338
                                              -----------
Consumer Products (2.5%)
    28,100  Avon Products, Inc. ............    1,467,944
                                              -----------
Diversified Manufacturing Industries (1.6%)
    72,400  Tyco International, Ltd.(a).....      978,124
                                              -----------
Food & Beverage (2.4%)
    35,400  Kraft Foods, Inc. -- Class A....    1,449,630
                                              -----------
Medical & Dental Supplies (2.2%)
    37,600  Becton, Dickinson, and Co. .....    1,295,320
                                              -----------
Pharmaceutical Preparations (3.9%)
    45,600  Bristol-Myers Squibb Co. .......    1,171,920
    45,800  Schering-Plough Corp. ..........    1,126,680
                                              -----------
                                                2,298,600
                                              -----------
Semiconductors (2.2%)
    56,500  LSI Logic Corp.*................      494,375
    34,900  Texas Instruments, Inc.(a)......      827,130
                                              -----------
                                                1,321,505
                                              -----------
Tobacco (1.9%)
    26,300  Philip Morris Cos., Inc. .......    1,148,784
                                              -----------
                                               12,701,029
                                              -----------
OIL & GAS (10.4%)
    17,300  Chevron Texaco Corp.(a).........    1,531,050
    91,861  El Paso Corp.(a)................    1,893,255
    48,420  EnCana Corp. ...................    1,481,652
    83,200  Halliburton Co.(a)..............    1,326,208
                                              -----------
                                                6,232,165
                                              -----------
SERVICES (6.1%)
Business Services (4.1%)
    33,800  Accenture, Ltd.*(a).............      642,200
   114,700  Cendant Corp.*(a)...............    1,821,436
                                              -----------
                                                2,463,636
                                              -----------
Printing & Publishing (2.0%)
    19,900  McGraw-Hill Cos., Inc. .........    1,188,030
                                              -----------
                                                3,651,666
                                              -----------
TECHNOLOGY (6.2%)
Computers & Office Equipment (1.3%)
    51,700  Hewlett-Packard Co. ............      789,976
                                              -----------
Computer Software (2.1%)
    76,500  Computer Associates
              International, Inc. ..........    1,215,585
                                              -----------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
LARGE CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
TECHNOLOGY (CONTINUED)
Telecommunications Equipment (2.8%)
   116,900  Motorola, Inc. .................  $ 1,685,698
                                              -----------
                                                3,691,259
                                              -----------
TRANSPORTATION (3.0%)
Air Transportation (1.0%)
    37,000  Continental Airlines,
              Inc. -- Class B*..............      583,860
                                              -----------
Railroad (2.0%)
    19,100  Union Pacific Corp.(a)..........    1,208,648
                                              -----------
                                                1,792,508
                                              -----------
WHOLESALE & RETAIL TRADE (1.1%)
Specialty Retail Stores (1.1%)
    46,000  AutoNation, Inc.*...............      667,000
                                              -----------
TOTAL COMMON STOCK
  (COST $65,928,845)........................   57,667,743
                                              -----------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
SHORT-TERM INVESTMENTS (3.4%)
 2,006,931  Temp Cash Fund -- Dollar Series
  (COST $2,006,931).........................  $ 2,006,931
                                              -----------
TOTAL INVESTMENTS 100%
  (COST $67,935,776)+.......................  $59,674,674
                                              ===========
SECURITIES LENDING COLLATERAL
  Short-Term Investments Held as Collateral
    for Loaned Securities (Note 5)
    (COST $12,454,581)......................  $12,454,581
                                              ===========

ADR  American Depository Receipt
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $68,682,532. At June 30, 2002, net unrealized depreciation was $9,007,858. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $3,957,179, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $12,965,037.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                              VALUE SERIES   VALUE SERIES   VALUE SERIES
                                                              ------------   ------------   ------------
ASSETS
  Investments
    Investments, at cost....................................  $357,530,787   $132,927,218   $67,935,776
    Net unrealized appreciation (depreciation)..............    54,887,881      6,200,706    (8,261,102)
                                                              ------------   ------------   -----------
  Total investments, at value...............................   412,418,668    139,127,924    59,674,674
  Securities lending collateral.............................    42,362,375     50,152,404    12,454,581
  Receivable for securities sold............................     7,213,937      7,319,370       341,541
  Receivable for Contributions..............................       940,181      1,811,563        60,633
  Interest and dividends receivable.........................       313,678         54,659        90,001
                                                              ------------   ------------   -----------
Total assets................................................   463,248,839    198,465,920    72,621,430
                                                              ------------   ------------   -----------
LIABILITIES
  Obligation to return securities lending collateral........    42,362,375     50,152,404    12,454,581
  Payable for securities purchased..........................     5,443,297      4,593,083     1,060,681
  Payable for Withdrawals...................................     1,151,753      1,123,165       159,304
  Accrued management fee....................................       259,644         90,283        27,987
  Other accrued expenses....................................        44,569         12,460         7,501
                                                              ------------   ------------   -----------
Total liabilities...........................................    49,261,638     55,971,395    13,710,054
                                                              ------------   ------------   -----------
NET ASSETS..................................................  $413,987,201   $142,494,525   $58,911,376
                                                              ============   ============   ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                              VALUE SERIES   VALUE SERIES   VALUE SERIES
                                                              ------------   ------------   ------------
INVESTMENT INCOME
   Dividends................................................  $  3,456,601   $   740,126    $  1,083,636
   Interest.................................................       617,901       163,666          78,986
   Securities lending.......................................        98,112        64,915          59,670
                                                              ------------   -----------    ------------
Total investment income.....................................     4,172,614       968,707       1,222,292
                                                              ------------   -----------    ------------
EXPENSES
   Investment advisory fees.................................     2,579,092       629,680         425,733
   Administration and accounting fees.......................       343,879        83,957          77,406
   Professional services....................................        20,584        16,849          23,203
   Custody fees.............................................        60,809        28,427          17,192
   Trustee fees and expenses................................         3,012         3,435           3,270
   Miscellaneous............................................        21,382         6,405           6,078
                                                              ------------   -----------    ------------
Total expenses..............................................     3,028,758       768,753         552,882
                                                              ------------   -----------    ------------
NET INVESTMENT INCOME.......................................     1,143,856       199,954         669,410
                                                              ------------   -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) from investments................    17,231,310       395,413        (751,544)
   Net realized loss from options written...................            --            --         (61,303)
   Net change in unrealized appreciation/depreciation of
     investments............................................   (10,033,617)   (1,628,044)    (19,184,514)
                                                              ------------   -----------    ------------
Net realized and unrealized gain (loss) on investments......     7,197,693    (1,232,631)    (19,997,361)
                                                              ------------   -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................................  $  8,341,549   $(1,032,677)   $(19,327,951)
                                                              ============   ===========    ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 SMALL CAP VALUE SERIES
                                                              ----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                                JUNE 30,        JUNE 30,
                                                                  2002            2001
                                                              -------------   ------------
NET ASSETS -- BEGINNING OF YEAR.............................  $ 298,121,714   $173,997,386
                                                              -------------   ------------
OPERATIONS
   Net investment income....................................      1,143,856      2,279,718
   Net realized gain from investments.......................     17,231,310     17,583,267
   Net change in unrealized appreciation/depreciation of
     investments............................................    (10,033,617)    58,872,939
                                                              -------------   ------------
     Net increase in net assets resulting from operations...      8,341,549     78,735,924
                                                              -------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................    296,560,089    104,740,262
   Withdrawals..............................................   (189,036,151)   (59,351,858)
                                                              -------------   ------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................    107,523,938     45,388,404
                                                              -------------   ------------
     Total increase in net assets...........................    115,865,487    124,124,328
                                                              -------------   ------------
NET ASSETS -- END OF YEAR...................................  $ 413,987,201   $298,121,714
                                                              =============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 MID CAP VALUE SERIES
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  2002           2001
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF YEAR.............................  $ 50,782,808   $ 18,550,860
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       199,954        264,908
   Net realized gain from investments.......................       395,413      4,121,558
   Net change in unrealized appreciation/depreciation of
     investments............................................    (1,628,044)     6,364,338
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      operations............................................    (1,032,677)    10,750,804
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................   122,371,483     38,837,155
   Withdrawals..............................................   (29,627,089)   (17,356,011)
                                                              ------------   ------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................    92,744,394     21,481,144
                                                              ------------   ------------
     Total increase in net assets...........................    91,711,717     32,231,948
                                                              ------------   ------------
NET ASSETS -- END OF YEAR...................................  $142,494,525   $ 50,782,808
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                LARGE CAP VALUE SERIES
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                                JUNE 30,       JUNE 30,
                                                                  2002           2001
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF YEAR.............................  $ 90,141,811   $ 72,228,928
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       669,410        822,390
   Net realized gain (loss) from investments................      (751,544)     3,330,183
   Net realized loss from options written...................       (61,303)            --
   Net change in unrealized appreciation/depreciation of
     investments............................................   (19,184,514)     2,827,358
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      operations............................................   (19,327,951)     6,979,931
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................    21,419,469     22,850,948
   Withdrawals..............................................   (33,321,953)   (11,917,996)
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      transactions in beneficial interests..................   (11,902,484)    10,932,952
                                                              ------------   ------------
     Total increase (decrease) in net assets................   (31,230,435)    17,912,883
                                                              ------------   ------------
NET ASSETS -- END OF YEAR...................................  $ 58,911,376   $ 90,141,811
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Small Cap Value Series, Mid Cap Value Series and Large Cap Value Series (each a "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company and was organized as a Delaware business trust. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to each of the Series. For its services, CRM receives a fee from Small Cap Value Series and Mid Cap Value Series as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of each Series. For its services to Large Cap Value Series, CRM receives a fee as follows:
   .55% up to $1 billion; .50% of the next $1 billion; and .45% in excess of $2 billion of the average daily net assets of the Series.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of each Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of average daily net assets. This undertaking will remain in place until November 1, 2010.

   PFPC Inc., an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

   Wilmington Trust Company, an affiliate of CRM, serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. LINE OF CREDIT. The Series, along with certain other series of the Trust, participates in a $15,000,000 Credit Agreement, which expires December 31, 2002. The Credit Agreement is to be used for temporary or emergency needs, including withdrawals from the Series. No amounts were outstanding at June 30, 2002, or at any time during the period. No commitment fees are imposed under the Credit Agreement.

5. SECURITIES LENDING AGREEMENT. Each of the Series may lend its securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

   At June 30, 2002, the market value of securities on loan for the Small Cap Value, Mid Cap Value and Large Cap Value Series was $42,198,687, $48,922,759 and $12,273,663, respectively, and the market value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   of the related collateral was $42,362,375, $50,152,404 and $12,454,581, respectively. The securities on loan were collateralized by the following:

                                                     Small Cap Value   Mid Cap Value   Large Cap Value
                                                     ---------------   -------------   ---------------
   Blackrock Institutional Money Market Trust,
     1.99% due 7/1/02..............................    $35,522,275      $37,709,626      $ 6,363,900
   Bank Brussels TD, 2% due 7/1/02.................             --          340,554           57,914
   Bear Stearns FRN, 1.93% due 1/15/03.............             --        4,723,289        1,661,689
   Bear Stearns FRN, 1.90% due 1/16/03.............      2,584,718        1,405,039               --
   American Express FRN, 2.25% due 11/06/02........        693,031               --               --
   American Express FRN, 2.07% due 11/14/02........      1,873,858          107,728          174,489
   Chase Manhattan Bank TD, 1.625% due 7/1/02......        535,282        1,324,537           67,615
   Goldman Sachs Repo, 1.87% due 7/1/02............        195,414          130,644          216,291
   Morgan Stanley FRN, 2.0175% due 10/15/02........        957,797        1,921,468        3,912,683
   National City FRN, 1.695% due 3/5/03............             --        2,489,519               --
                                                       -----------      -----------      -----------
                                                       $42,362,375      $50,152,404      $12,454,581
                                                       ===========      ===========      ===========

6. INVESTMENT SECURITIES TRANSACTIONS. During the fiscal year ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                       Small Cap       Mid Cap       Large Cap
                                                      Value Series   Value Series   Value Series
                                                      ------------   ------------   ------------
   Purchases........................................  $294,485,913   $198,663,059   $73,728,062
   Sales............................................   195,036,155    110,530,616    80,668,660

7. OPTIONS. Options normally entitle the holder to purchase specified securities at a predetermined price during a specific period. The writer of an option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument or, in the case of an index option, a notional index amount at a specified price within a specified period of time. Certain options, including options on indexes, will require cash settlement by the Series if the option is exercised.

   Transactions in written options for the year ended June 30, 2002, were as follows:

                                                                 AMOUNT OF    NUMBER OF
                                                                 PREMIUMS     CONTRACTS
                                                                 ---------    ---------
   Large Cap Value: Written Options
   Outstanding at 6/30/01......................................  $     --         --
   Options written.............................................   134,895        500
   Options expired.............................................   (13,299)      (100)
   Options exercised...........................................   (55,048)      (150)
   Options closed..............................................   (66,548)      (250)
                                                                 --------       ----
   Outstanding at 6/30/02......................................  $     --         --
                                                                 ========       ====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS.

                                                                                         For the Period
                                                                                          November 1,
                                                          For the Fiscal Years Ended        1999(1)
                                                         -----------------------------      through
                                                         June 30, 2002   June 30, 2001   June 30, 2000
                                                         -------------   -------------   --------------
   Small Cap Value Series
   Total Return........................................      3.46%           42.27%          19.70%**
   Ratios to Average Net Assets:
     Expenses..........................................      0.88%            0.90%           0.87%*
     Net investment income (loss)......................      0.33%            1.05%          (0.32)%*
   Portfolio Turnover Rate.............................        61%              90%             65%**

                                                                                         For the Period
                                                                                          November 1,
                                                          For the Fiscal Years Ended        1999(1)
                                                         -----------------------------      through
                                                         June 30, 2002   June 30, 2001   June 30, 2000
                                                         -------------   -------------   --------------
   Mid Cap Value Series
   Total Return........................................      5.27%           43.18%          37.80%**
   Ratios to Average Net Assets:
     Expenses..........................................      0.92%            0.99%           1.10%*
     Net investment income.............................      0.24%            0.82%           0.52%*
   Portfolio Turnover Rate.............................       143%             163%            202%**

                                                                                         For the Period
                                                                                          November 1,
                                                          For the Fiscal Years Ended        1999(1)
                                                         -----------------------------      through
                                                         June 30, 2002   June 30, 2001   June 30, 2000
                                                         -------------   -------------   --------------
   Large Cap Value Series
   Total Return........................................     (23.81)%         9.38%           18.70%**
   Ratios to Average Net Assets:
     Expenses..........................................       0.71%          0.72%            0.69%*
     Net investment income.............................       0.86%          1.01%            0.82%*
   Portfolio Turnover Rate.............................        100%           109%             110%**

---------------
(1) Commencement of operations.
 *  Annualized.
 ** Not Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BENEFICIAL INTEREST HOLDERS OF WT INVESTMENT TRUST I:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Small Cap Value Series, Mid Cap Value Series and Large Cap Value Series (the "Series") (each a series of WT Investment Trust
I) as of June 30, 2002, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2002, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                          ERNST & YOUNG LLP SIGNATURE

Philadelphia, Pennsylvania
August 2, 2002

--------------------------------------------------------------------------------

                                                           WT INVESTMENT TRUST I

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Wilmington Funds") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. The primary responsibility of the Board of Trustees of Wilmington Funds is to represent the interests of their respective shareholders and to provide oversight management of the Wilmington Funds. The Boards of the Wilmington Funds meet jointly multiple times during the year (i.e. at least quarterly) to review the investment performance and other operational matters of the Wilmington Funds, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, each Board of the Wilmington Funds has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee.

The following tables present certain information regarding the Board of Trustees and officers of the Wilmington Funds. Currently each Board of the Wilmington Funds is comprised of the same nine individuals. In addition to having the same Board members, the Wilmington Funds have the same officers as set forth below. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Wilmington Funds within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Wilmington Funds within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Fund and the Trust, collectively.

The Statement of Additional Information of the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) CRM-2883.

INTERESTED TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until    Chief Investment          40         Rodney Square
1100 N. Market Street      President and    death, resignation   Officer of                           Management
Wilmington, DE 19890       Chairman of      or removal.          Wilmington Trust                     Corporation
Date of Birth: 2/49        the Board        Trustee, President   Company since                        (registered
                                            and Chairman of the  February 1996.                       investment
                                            Board since October                                       adviser)
                                            1998.

WILLIAM P. RICHARDS,       Trustee          Shall serve until    Managing Director         40         None
JR.(2)                                      death, resignation   and President,
100 Wilshire Boulevard                      or removal. Trustee  Roxbury Capital
Suite 600                                   since October 1999.  Management LLC
Santa Monica, CA 90401                                           since 1998. Prior
Date of Birth: 11/36                                             to 1998, Principal,
                                                                 Roger Engemann &
                                                                 Associates
                                                                 (investment
                                                                 management firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
ROBERT H. ARNOLD           Trustee          Shall serve until    Founder and co-           40         None
152 W. 57th Street, 44th                    death, resignation   manages, R. H.
Floor                                       or removal. Trustee  Arnold & Co., Inc.
New York, NY 10019                          since May 1997.      (investment banking
Date of Birth: 3/44                                              company) since
                                                                 1989.

ERIC BRUCKER               Trustee          Shall serve until    Dean, School of           40         None
Widener University School                   death, resignation   Business
of Business                                 or removal. Trustee  Administration of
Administration                              since October 1999.  Widener University
One University Place                                             since July 2001.
Chester, PA 19013                                                Prior to that,
Date of Birth: 12/41                                             Dean, College of
                                                                 Business, Public
                                                                 Policy and Health
                                                                 at the University
                                                                 of Maine from
                                                                 September 1998 to
                                                                 June 2001 and Dean,
                                                                 School of
                                                                 Management at the
                                                                 University of
                                                                 Michigan prior to
                                                                 September 1998.

NICHOLAS A. GIORDANO       Trustee          Shall serve until    Consultant,               40         Kalmar Pooled
1755 Governor's Way                         death, resignation   financial services                   Investment
Blue Bell, PA 19422                         or removal. Trustee  organizations from                   Trust;
Date of Birth: 3/43                         since October 1998.  1997 to present;                     Independence
                                                                 Interim President,                   Blue Cross;
                                                                 LaSalle University                   Fotoball, U.S.A.
                                                                 from 1998 to 1999;                   (sporting and
                                                                 President and Chief                  athletics goods
                                                                 Executive Officer,                   manufacturer);
                                                                 Philadelphia Stock                   DaisyTek
                                                                 Exchange from 1981                   International
                                                                 to 1997.                             (wholesale paper
                                                                                                      and paper
                                                                                                      products); Selas
                                                                                                      Corporation of
                                                                                                      America
                                                                                                      (industrial
                                                                                                      furnaces and
                                                                                                      ovens).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios in
                                                                      Principal           Fund             Other
                            Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                             Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age       Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------      --------------   -------------------  -------------------  -------------   ----------------
LOUIS KLEIN JR.            Trustee          Shall serve until    Self-employed             40         Manville
80 Butternut Lane                           death, resignation   financial                            Personal Injury
Stamford, CT 06903                          or removal. Trustee  consultant since                     Settlement Trust
Date of Birth: 5/35                         since October 1999.  1991.

CLEMENT C. MOORE, II       Trustee          Shall serve until    Managing Partner,         40         None
5804 Quaker Neck Road                       death, resignation   Mariemont Holdings,
Chestertown, MD 21620                       or removal. Trustee  LLC, (real estate
Date of Birth: 9/44                         since October 1999.  holding and
                                                                 development
                                                                 company) since
                                                                 1980.

JOHN J. QUINDLEN           Trustee          Shall serve until    Retired since 1993.       40         St. Joe Paper
313 Southwinds                              death, resignation                                        Co.
1250 W. Southwinds Blvd.                    or removal. Trustee
Vero Beach, FL 32963                        since October 1999.
Date of Birth: 5/32

MARK A. SARGENT            Trustee          Shall serve until    Dean and Professor        40         St. Thomas More
Villanova University                        death, resignation   of Law, Villanova                    Society of
School of Law                               or removal. Trustee  University School                    Pennsylvania.
299 North Spring Mill                       since November       of Law since July
Road                                        2001.                1997. Associate
Villanova, PA 19085                                              Dean for Academic
Date of Birth: 4/51                                              Affairs University
                                                                 of Maryland School
                                                                 of Law from 1994 to
                                                                 1997.

EXECUTIVE OFFICERS

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
ERIC K. CHEUNG         Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                   pleasure of the      Wilmington Trust
Wilmington, DE 19890                    Board and until      Company Since 1986;
Date of Birth: 12/54                    successor is         and Vice President
                                        elected and          and Director of
                                        qualified. Officer   Rodney Square
                                        since October 1998.  Management
                                                             Corporation since
                                                             2001

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT MUTUAL FUND AND WT INVESTMENT TRUST I
TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                    Number of
                                                                                  Portfolios in
                                                                  Principal           Fund             Other
                        Position(s)       Term of Office        Occupation(s)        Complex       Directorships
                         Held with         and Length of         During Past       Overseen by        Held by
Name, Address and Age   Fund Complex        Time Served          Five Years          Trustee          Trustee
---------------------  --------------   -------------------  -------------------  -------------   ----------------
JOSEPH M. FAHEY, JR.   Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                   pleasure of the      Rodney Square
Wilmington, DE 19890                    Board and until      Management
Date of Birth: 1/57                     successor is         Corporation since
                                        elected and          1992.
                                        qualified. Officer
                                        since November
                                        1999.

FRED FILOON            Vice President   Shall serve at the   Senior Vice               N/A        None
520 Madison Avenue                      pleasure of the      President, Cramer
New York, NY 10022                      Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                     successor is         LLC since 1989.
                                        elected and
                                        qualified. Officer
                                        since August 2000.

JOHN R. GILES          Vice President   Shall serve at the   Vice President,           N/A        None
1100 N. Market Street                   pleasure of the      Wilmington Trust
Wilmington, DE 19890                    Board and until      Company since 1996.
Date of Birth: 8/57                     successor is
                                        elected and
                                        qualified. Officer
                                        since December
                                        1999.

PAT COLLETTI           Vice President   Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway   and Treasurer    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Investment
Date of Birth: 11/58                    successor is         Accounting and
                                        elected and          Administration of
                                        qualified. Officer   PFPC Inc. since
                                        since May 1999.      1999. From 1986 to
                                                             April 1999,
                                                             Controller for the
                                                             Reserve Funds.

MARY JANE MALONEY      Secretary        Shall serve at the   Vice President and        N/A        None
400 Bellevue Parkway                    pleasure of the      Director of
Wilmington, DE 19809                    Board and until      Regulatory
Date of Birth: 6/58                     successor is         Administration,
                                        elected and          PFPC Inc. since
                                        qualified. Officer   1997. From 1992 to
                                        since October 1998.  1997, Compliance
                                                             Officer for SEI
                                                             Investments
                                                             Company.

--------------------------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------

TRUSTEES
Robert H. Arnold
Eric Brucker
Robert J. Christian
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
William P. Richards, Jr.
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
PFPC Inc
400 Bellevue Parkway
Wilmington, DE 19809

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

Investor Information: (800) CRM-2883
http://www.crmfunds.com

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.

CRMINVA/R
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
                                [CRM FUNDS LOGO]

                                   SMALL CAP
                                   VALUE FUND

                                    MID CAP
                                   VALUE FUND

                                   LARGE CAP
                                   VALUE FUND

                                Investor Shares

                                 ANNUAL REPORT
                                 June 30, 2002

                            [PUZZLE PIECES GRAPHIC]
                                                                   THE CRM FUNDS
--------------------------------------------------
--------------------------------------------------

SPECIAL NOTICE TO SHAREHOLDERS

   PRIVACY POLICY

Protecting your privacy is important to WT Mutual Fund and our employees. As a result, we have always made maintaining your privacy a priority of ours. We are taking this opportunity to provide you with information on our policies regarding the collection, use, retention and security of nonpublic personal information.

INFORMATION WE COLLECT

We collect nonpublic personal information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others and through transactions and conversations over the telephone.

INFORMATION WE DISCLOSE

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

OUR SECURITY PROCEDURES

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

ROXBURY MID CAP FUND
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Roxbury Capital Management, LLC, is a traditional growth stock investor. We look for three important characteristics in selecting companies for our investment portfolios. First, we look for industry leaders with proven business models and time-tested management. Secondly, we search for superior expected earnings growth in profits and free cash flow over time. Finally, we look for return on invested capital and projected earnings characteristics that justify market valuations. Portfolio sector weightings of qualifying companies reflect investment judgments concerning growth projections, valuations, and diversification objectives.

MARKET REVIEW

     During the third quarter of calendar year 2001, equity markets were rocked by the tragedy of September 11th. Then, the year closed with strengthened expectations in the fourth quarter that the economy would benefit from fiscal and monetary stimuli. Mid-cap markets reversed most of the damage suffered in the prior quarter to finish the calendar year substantially unchanged from mid-year levels.

     For the first half of 2002, equity markets continued to challenge investors. Despite favorable economic reports, the business news has been dominated by accounts of failed corporate governance, executive abuses and distrust of accounting practices. Through the end of June, the S&P 500 Index declined 18%. Growth stocks fared even worse with the technology-heavy NASDAQ declining 24.9%. Most recently, the lows of September 2001 were tested and in some cases were broken through. Investor confidence has been shaken and we are witnessing an apparent disconnect between equity market negative behavior and fundamentally positive economic forces.

     In contrast to equity price action, basic economic forces at work in the country appear favorable. Interest rates remain at historical low levels, excess manufacturing capacity is declining, business inventory levels are not excessive, wage growth is slowing and productivity is increasing at respectable rates. Furthermore, government spending has increased to enhance national security, unemployment is still well below levels of 10 years ago, and our financial institutions, by and large, appear to reflect prudent lending practices and healthy capitalization.

     With the expectation of continued economic growth, opportunity exists for well-positioned companies to exploit market opportunities, capture greater market share and increase earnings. Earnings can also benefit from cost cutting and productivity enhancements through selective investment in infrastructure efficiencies. Investor attention should return at some point to growth of corporate profits as the scandal memories fade and corrective action is implemented at the legislative and corporate oversight levels.

MID CAP FUND

     During the fiscal year, smaller capitalization stocks continued to outperform large caps primarily due to more favorable valuations and earnings growth. Additionally, smaller companies were less impacted by corporate governance and reporting issues. Value stocks continued to outperform growth stocks as investors sought safe havens in a difficult investing environment.

     During the fiscal year the value of the Roxbury Mid Cap Fund ("Fund") declined more than core equity mid-cap indexes. Certain Fund investment positions in the telecommunications and technology sectors were disappointing and liquidated due to declining growth expectations. Health care holdings were also under price pressure despite companies achieving their earnings projections and forecasting favorable conditions for the future. The

ROXBURY MID CAP FUND

Fund remains focused on identifying and investing in well-managed companies that should experience growth in profits and cash flows over time. Technology has been underweighted for the time being in favor of greater weightings in financial services, health care and consumer related sectors.

     The following graph compares the performance of Mid Cap Fund and the S&P Mid Cap 400 Index for the period ended June 30, 2002. The fund commenced operations on December 14, 2000 and the performance below reflects the Fund's performance from such date to June 30, 2002.

                                  MID CAP FUND
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[LINE GRAPH]

                                                                        MID CAP FUND                  S&P MID CAP 400 INDEX
                                                                        ------------                  ---------------------
12/14/00                                                                    9400                              10000
6/30/01                                                                    10491                              10443
6/30/02                                                                     8306                               9848

* Past performance is not necessarily indicative of future results. An investment in the Mid Cap Fund is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000, the imposition of the maximum sales charge of 5.50%, and the reinvestment of distributions, but do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of the fund shares. Total returns would have been lower had certain fees and expenses not been waived and/or reimbursed. The S&P Mid Cap 400 Index consists of 400 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index, with each stock's weight in the S&P Mid Cap 400 Index proportionate to its market value. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights on page 8.

ROXBURY MID CAP FUND

INVESTMENT STRATEGY

     At Roxbury Capital Management, LLC, our job is to find quality companies that can provide superior profit growth over time. We continue to build our portfolios stock-by-stock, focusing on leading companies with strong growth fundamentals and attractive valuations.

     We will look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,


[/s/ William P. Richards, Jr.]                            [/s/ Robert J. Christian]
William P. Richards, Jr.                                  Robert J. Christian
Chief Operating Officer                                   President
Roxbury Capital Management, LLC                           WT Mutual Fund

ROXBURY MID CAP FUND
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002

ASSETS:
Investment in Series, at value..............................  $504,862
Receivable from advisor.....................................    11,540
                                                              --------
Total assets................................................   516,402
                                                              --------
LIABILITIES:
Accrued expenses............................................     8,583
                                                              --------
Total liabilities...........................................     8,583
                                                              --------
NET ASSETS..................................................  $507,819
                                                              ========
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $569,071
Accumulated net realized loss on investments................   (37,539)
Net unrealized depreciation of investments..................   (23,713)
                                                              --------
NET ASSETS..................................................  $507,819
                                                              ========
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  Class A Shares............................................   117,654
                                                              ========
NET ASSET VALUE, offering and redemption price per share
  ($0.01 par value, unlimited authorized shares):
  Class A Shares............................................  $   4.32
  Sales charge (maximum of 5.50% of offering price).........      0.25
                                                              --------
OFFERING PRICE..............................................  $   4.57
                                                              ========

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND

STATEMENT OF OPERATIONS
For the Fiscal Year Ended June 30, 2002

NET INVESTMENT INCOME (LOSS) FROM SERIES:
  Dividends.................................................  $    317
  Interest..................................................       226
  Expenses (net of $20,068 of fee waivers and expense
    reimbursements).........................................    (3,413)
                                                              --------
    Net investment loss from Series.........................    (2,870)
                                                              --------
EXPENSES:
  Administration and accounting fees........................    54,000
  Transfer agent fees.......................................    43,835
  Reports to shareholders...................................     1,467
  Trustees' fees............................................     9,460
  Registration fees.........................................     2,532
  Professional fees.........................................     3,045
  Other.....................................................     2,687
                                                              --------
    Total expenses before fee waivers and expense
      reimbursements........................................   117,026
    Expenses reimbursed.....................................   (63,026)
    Administration and accounting fees waived...............   (54,000)
                                                              --------
       Total expenses, net..................................        --
                                                              --------
  Net investment loss.......................................    (2,870)
                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  SERIES:
  Net realized loss on investments..........................   (36,436)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (28,982)
                                                              --------
  Net loss on investments from Series.......................   (65,418)
                                                              --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(68,288)
                                                              ========

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 For the Fiscal Years Ended
                                                              ---------------------------------
                                                              June 30, 2002    June 30, 2001(1)
                                                              -------------    ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................    $ (2,870)           $  (409)
  Net realized gain (loss) on investments...................     (36,436)             1,518
  Net change in unrealized appreciation (depreciation) of
    investments.............................................     (28,982)             5,269
                                                                --------            -------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (68,288)             6,378
                                                                --------            -------
Distributions to shareholders from:
  Net realized gain.........................................      (2,212)                --
  Return of Capital.........................................         (53)                --
                                                                --------            -------
    Total distributions.....................................      (2,265)                --
                                                                --------            -------
Fund share transactions (a):
  Proceeds from shares sold.................................     495,985             74,194
  Cost of shares issued on reinvestment of distributions....       1,951                 --
  Cost of shares redeemed...................................        (125)               (11)
                                                                --------            -------
Net increase in net assets from Fund share transactions.....     497,811             74,183
                                                                --------            -------
Total increase in net assets................................     427,258             80,561
NET ASSETS:
  Beginning of period.......................................      80,561                 --
                                                                --------            -------
  End of period.............................................    $507,819            $80,561
                                                                ========            =======
                                                                 Shares             Shares
                                                              -------------    ----------------
(A) TRANSACTIONS IN CAPITAL SHARES WERE:
  Shares sold...............................................     102,773             14,514
  Shares issued on reinvestment of distributions............         397                 --
  Shares redeemed...........................................         (28)                (2)
                                                                --------            -------
  Net increase in shares....................................     103,142             14,512
  Shares outstanding -- Beginning of period.................      14,512                 --
                                                                --------            -------
  Shares outstanding -- End of period.......................     117,654             14,512
                                                                ========            =======

1 For the period December 14, 2000 (commencement of operations) through June 30,
  2001.

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND

   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                 For the         For the Period
                                                               Fiscal Year    December 14, 2000(1)
                                                                  Ended             through
                                                              June 30, 2002      June 30, 2001
MID CAP FUND -- CLASS A SHARES                                -------------   --------------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................    $   5.55            $   5.00
                                                                --------            --------
INVESTMENT OPERATIONS:
  Net investment loss(5)....................................       (0.06)              (0.04)
  Net realized and unrealized gain (loss) on investments....       (1.08)               0.59
                                                                --------            --------
    Total from investment operations........................       (1.14)               0.55
                                                                --------            --------
DISTRIBUTIONS:
  From net realized gains...................................       (0.09)                 --
                                                                --------            --------
NET ASSET VALUE -- END OF PERIOD............................    $   4.32            $   5.55
                                                                ========            ========
TOTAL RETURN(6).............................................    (20.82)%              11.00%(2)
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
  Expenses:
    Including expense limitations...........................       1.55%               1.55%(3)
    Excluding expense limitations...........................      63.66%             228.87%(3)
  Net investment loss.......................................     (1.30)%             (1.22)%(3)
Portfolio Turnover..........................................        116%                 47%
Net assets at end of period (000 omitted)...................    $    508            $     81

1  Commencement of operations.
2  Not Annualized.
3  Annualized.
4 The expense and net investment income ratios include expenses allocated from WT Investment Trust I -- Mid Cap Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
5 The net investment loss per share was calculated using average shares outstanding method.
6  Excluding sales charge.

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID CAP FUND

   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. Roxbury Mid Cap Fund (the "Fund") is a series of WT Mutual Fund (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Fund. Information regarding other series of the Trust is contained in separate reports to their shareholders.

  The Funds have three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge of up to 5.50% and are subject to an ongoing shareholder service fee of 0.25% of average net assets. Class B shares are sold with a back-end sales charge that declines from 5.00% to zero if redeemed within 6 years of purchase and are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and shareholder service fee of 0.25% of average net assets. Class B shares automatically convert to Class A shares after approximately 8 years. Class C shares are sold with a back-end sales charge of 1% if redeemed within 18 months of purchase and are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and shareholder service fee of 0.25% of average net assets. As of June 30, 2002, only Class A shares were offered and outstanding.

  Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Mid Cap Series of WT Investment Trust I (the "Series"), which has the same investment objective, policies and limitations as the Fund. The performance of the Fund is directly affected by the performance of the Series. As of June 30, 2002, the Fund owned approximately 100% of its respective Series. The financial statements of the Series, including its Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

  Valuation of Investment in Series. Valuation of the Fund's investment in the Series is based on the underlying securities held by the Series. The Fund is allocated a portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

  Federal Income Taxes. The Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  Investment Income. The Fund records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among the Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to the class.

  Distributions to Shareholders. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

ROXBURY MID CAP FUND
  statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund does not incur an advisory fee directly, but rather indirectly through its investments in the Series. The investment adviser to the Series is Roxbury Capital Management, LLC. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

  PFPC Inc. ("PFPC"), an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust on behalf of the Fund.

  PFPC also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Trust on behalf of the Fund.

  Roxbury Capital Management, LLC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.55% of the average daily net assets of the Mid Cap Fund. This undertaking will remain in place until the Board of Trustees approves its termination.

4. DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. The tax character of distributions paid during the year ended June 30, 2002 was as follows:

Ordinary Income.............................................  $2,212
Return of Capital...........................................      53
                                                              ------
                                                              $2,265

  As of June 30, 2002, the components of accumulated deficit on a tax basis were as follows:

Capital loss carryforwards..................................  $ 4,826
Post-October losses.........................................   28,175
Net unrealized depreciation of investments..................   28,251
                                                              -------
          Total accumulated deficit.........................  $61,252
                                                              -------

  The Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. The Fund's capital loss carryforwards will expire as follows:

                                                    Capital Loss    Expiration
                                                    Carryforwards      Date
                                                    -------------   ----------
                                                       $4,826       06/30/2010

  Post-October losses represent net losses realized from November 1, 2001 through June 30, 2002 that, in accordance with Federal income tax regulations, the Fund has elected to defer and treat as having arisen the following fiscal year.

ROXBURY MID CAP FUND
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statement of assets and liabilities of Roxbury Mid Cap Fund (the "Fund") (a series of WT Mutual Fund) as of June 30, 2002, and the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for the year then ended and for the period December 14, 2000 (commencement of operations) through June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roxbury Mid Cap Fund at June 30, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period December 14, 2000 (commencement of operations) through June 30, 2001, in conformity with accounting principles generally accepted in the United States.

                                         /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 2, 2002

WT INVESTMENT TRUST I -- MID CAP SERIES

   ANNUAL REPORT / JUNE 30, 2002

          (The following pages should be read in conjunction with the
                         Fund's Financial Statements.)

WT INVESTMENT TRUST I -- MID CAP SERIES
   INVESTMENTS / JUNE 30, 2002
   (Showing Percentage of Total Value of Net Assets)

                                                   Value
                                        Shares    (Note 2)
                                        -------   --------
COMMON STOCK -- 96.7%
COMPUTER SERVICES -- 8.3%
    Affiliated Computer Services,
      Inc.*...........................      400   $ 18,992
    Intuit, Inc.*.....................      250     12,430
    SunGard Data Systems, Inc.*.......      400     10,592
                                                  --------
                                                    42,014
                                                  --------
 FINANCE & INSURANCE -- 21.8%
  FINANCIAL SERVICES -- 3.6%
    Affiliated Managers Group,
      Inc.*...........................      300     18,450
                                                  --------
  INSURANCE CARRIERS -- 5.4%
    Brown & Brown Inc. ...............      400     12,600
    Radian Group, Inc. ...............      300     14,655
                                                  --------
                                                    27,255
                                                  --------
  SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 4.6%
    AmeriCredit Corp.*................      400     11,220
    Capital One Financial Corp. ......      200     12,210
                                                  --------
                                                    23,430
                                                  --------
  SECURITY & COMMODITY BROKERS, DEALERS & SERVICES -- 0.9%
    E*Trade Group, Inc.*..............      800      4,368
                                                  --------
  STATE & NATIONAL BANKS -- 7.3%
    Commerce Bancorp, Inc. ...........      250     11,050
    North Fork Bancorporation.........      250      9,953
    TCF Financial Corp. ..............      320     15,712
                                                  --------
                                                    36,715
                                                  --------
                                                   110,218
                                                  --------
 MANUFACTURING -- 22.8%
  BIOTECHNOLOGY -- 3.1%
    Invitrogen Corp.*.................      500     16,005
                                                  --------
  CONSUMER PRODUCTS -- 2.7%
    Yankee Candle Co., Inc.*..........      500     13,545
                                                  --------
  COSMETICS & TOILETRIES -- 2.1%
    Estee Lauder Cos., Inc. -- Class
      A...............................      300     10,560
                                                  --------
  PHARMACEUTICAL PREPARATIONS -- 5.4%
    Andrx Group*......................      150      4,045
    Biovail Corp.*....................      500     14,480
    King Pharmaceuticals, Inc.*.......      400      8,900
                                                  --------
                                                    27,425
                                                  --------

                                                   Value
                                        Shares    (Note 2)
                                        -------   --------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 3.7%
    Apogent Technologies, Inc.*.......      700   $ 14,399
    Techne Corp.*.....................      150      4,233
                                                  --------
                                                    18,632
                                                  --------
  SEMICONDUCTORS -- 4.9%
    Intersil Holding Corp.*...........      750     16,035
    National Semiconductor Corp.*.....      300      8,751
                                                  --------
                                                    24,786
                                                  --------
  TELECOMMUNICATIONS EQUIPMENT -- 0.9%
    Research in Motion, Ltd.*.........      400      4,552
                                                  --------
                                                   115,505
                                                  --------
 OIL & GAS -- 3.5%
    Key Energy Services, Inc.*........    1,000     10,500
    Nabors Industries, Ltd.*..........      200      7,060
                                                  --------
                                                    17,560
                                                  --------
 SERVICES -- 18.4%
  ADVERTISING -- 0.9%
    TMP Worldwide, Inc.*..............      200      4,300
                                                  --------
  BUSINESS SERVICES -- 5.5%
    Certegy, Inc.*....................      300     11,133
    The BISYS Group, Inc.*............      500     16,650
                                                  --------
                                                    27,783
                                                  --------
  EDUCATIONAL SERVICES -- 3.6%
    Corinthian Colleges, Inc.*........      400     13,556
    DeVry, Inc.*......................      200      4,568
                                                  --------
                                                    18,124
                                                  --------
  INTERNET SERVICES -- 1.9%
    Symantec Corp.*...................      300      9,855
                                                  --------
  MEDICAL & HEALTH SERVICES -- 6.5%
    Community Health Care Systems*....      400     10,720
    Lincare Holdings, Inc.*...........      400     12,920
    Orthodontic Centers of America,
      Inc.*...........................      400      9,220
                                                  --------
                                                    32,860
                                                  --------
                                                    92,922
                                                  --------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES
   INVESTMENTS / JUNE 30, 2002 -- continued
__

                                                   Value
                                        Shares    (Note 2)
                                        -------   --------
WHOLESALE & RETAIL TRADE -- 21.9%
  MISCELLANEOUS RETAIL STORES -- 8.6%
    Dollar General Corp. .............      800   $ 15,224
    Dollar Tree Stores, Inc.*.........      400     15,764
    Family Dollar Stores, Inc. .......      100      3,525
    Ross Stores, Inc. ................      225      9,169
                                                  --------
                                                    43,682
                                                  --------
  RETAIL EATING & DRINKING PLACES -- 4.3%
    Brinker International, Inc.*......      500     15,875
    Ruby Tuesday, Inc. ...............      300      5,820
                                                  --------
                                                    21,695
                                                  --------
  RETAIL HOME FURNISHINGS -- 4.4%
    Linens 'n Things, Inc.*...........      400     13,124
    Mohawk Industries, Inc.*..........      150      9,229
                                                  --------
                                                    22,353
                                                  --------
  WHOLESALE-DRUGS & PROPRIETARIES -- 1.5%
    AmerisourceBergen Corp. ..........      100      7,600
                                                  --------
  WHOLESALE-MISCELLANEOUS -- 3.1%
    BJ'S Wholesale Club, Inc. ........      400     15,400
                                                  --------
                                                   110,730
                                                  --------
   TOTAL COMMON STOCK
     (COST $512,691)...........................    488,949
                                                  --------
SHORT-TERM INVESTMENTS -- 3.7%
    Temp Cash Fund - Dollar Series
      (Cost $18,571)..................   18,571     18,571
                                                  --------
TOTAL INVESTMENTS -- 100.4%
  (COST $531,262)+.............................    507,520
OTHER ASSETS & LIABILITIES,
  NET -- (0.4%)................................     (1,795)
                                                  --------
NET ASSETS -- 100.0%...........................   $505,725
                                                  ========

*  Non-income producing security.
+ The cost for federal income tax purposes was $535,831. At June 30, 2002, net unrealized depreciation was $28,311. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost, of $19,290, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value, of $47,601.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES

   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002


ASSETS:
Investment in securities, at value*.........................  $507,520
Receivable from advisor.....................................     1,098
Dividends and interest receivable...........................       109
                                                              --------
Total assets................................................   508,727
                                                              --------
LIABILITIES:
Accrued expenses............................................     3,002
                                                              --------
Total liabilities...........................................     3,002
                                                              --------
NET ASSETS..................................................  $505,725
                                                              ========
*Investments at cost........................................  $531,262

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES

STATEMENT OF OPERATIONS
For the Fiscal Year Ended June 30, 2002


INVESTMENT INCOME:
  Dividends.................................................  $    318
  Interest..................................................       227
                                                              --------
    Total investment income.................................       545
                                                              --------
EXPENSES:
  Advisory fees.............................................     1,636
  Administration and accounting fees........................       229
  Custody fees..............................................    15,339
  Trustees' fees............................................     3,372
  Professional fees.........................................       991
  Other.....................................................     1,932
                                                              --------
    Total expenses before fee waivers and expense
      reimbursements........................................    23,499
    Fees waived and expenses reimbursed.....................   (20,071)
                                                              --------
       Total expenses, net..................................     3,428
                                                              --------
  Net investment loss.......................................    (2,883)
                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments..........................   (36,553)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (29,090)
                                                              --------
  Net loss on investments...................................   (65,643)
                                                              --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(68,526)
                                                              ========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 For the Fiscal
                                                                   Years Ended
                                                               -------------------
                                                                 2002     2001(1)
                                                               --------   --------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................   $ (2,883)  $   (433)
  Net realized gain (loss) on investments...................    (36,553)     1,547
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    (29,090)     5,348
                                                               --------   --------
Net increase (decrease) in net assets resulting from
  operations................................................    (68,526)     6,462
                                                               --------   --------
Transactions in beneficial interests:
  Contributions.............................................    542,236    100,529
  Withdrawals...............................................    (60,813)   (14,163)
                                                               --------   --------
Net increase in net assets from transactions in beneficial
  interest..................................................    481,423     86,366
                                                               --------   --------
Total increase in net assets................................    412,897     92,828
NET ASSETS:
  Beginning of period.......................................     92,828         --
                                                               --------   --------
  End of period.............................................   $505,725   $ 92,828
                                                               ========   ========

1 For the period December 14, 2000 (commencement of operations) through June 30, 2001.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES

   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE TRUST. Mid Cap Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open end investment management company and was organized as a Delaware business trust on January 23, 1997. The Amended and Restated Agreement and Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

  Security Valuation. Portfolio securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, such securities will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

  Federal Income Taxes. The Series is treated as a partnership entity for federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

  Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

  Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Roxbury Capital Management, LLC ("Roxbury") provides investment advisory services to the Series. For its services, Roxbury receives a fee of 0.75% of the Series first $1 billion of average daily net assets; 0.70% of the Series next $1 billion of average daily net assets; and 0.65% of the Series average daily net assets in excess of $2 billion.

  Roxbury has agreed to reimburse certain operating expenses of the Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.55% of the average daily net assets of the Mid Cap Series. This undertaking will remain in place until the Board of Trustees approves its termination.

WT INVESTMENT TRUST I -- MID CAP SERIES

  PFPC, Inc., an indirect (majority-owned) subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

  Wilmington Trust Company, an affiliate of Roxbury, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. INVESTMENT SECURITIES. During the fiscal year ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

    Purchases...................................................  $712,137
    Sales.......................................................   240,930

5. FINANCIAL HIGHLIGHTS.

                                                                          For the Period
                                                      For the Fiscal   December 14, 2000(1)
                                                        Year Ended           through
                                                      June 30, 2002       June 30, 2001
                                                      --------------   --------------------
  Total Return......................................      (20.82)%             11.00%**
  Ratios to Average Net Assets:
    Expenses:
       Including expense limitations................        1.55%               1.55%*
       Excluding expense limitations................       10.78%                 NM
    Net investment loss.............................       (1.32)%             (1.24)%*
  Portfolio Turnover Rate...........................         116%                 47%

  *  Annualized.

 **  Not annualized.

  1  Commencement of operations.

 NM  Not meaningful.

WT INVESTMENT TRUST I -- MID CAP SERIES

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Beneficial Interest Holders of WT Investment Trust I:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Series (the "Series") (a series of WT Investment Trust I) as of June 30, 2002, and the related statement of operations for the year then ended and statements of changes in net assets for the year then ended and for the period December 14, 2000 (commencement of operations) through June 30, 2001. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mid Cap Series at June 30, 2002, the results of its operations for the year then ended, and the changes in its net assets for the year then ended and for the period December 14, 2000 (commencement of operations) through June 30, 2001, in conformity with accounting principles generally accepted in the United States.

                                         [/s/ Ernst & Young LLP]

Philadelphia, Pennsylvania
August 2, 2002

WT MUTUAL FUND AND WT INVESTMENT TRUST I

   TRUSTEES AND OFFICERS

WT Mutual Fund (the "Fund") and WT Investment Trust I (the "Trust" and, together with the Fund, the "Wilmington Funds") are each governed by a Board of Trustees. Each person who serves as a Trustee of the Fund also serves as a Trustee of the Trust. The primary responsibility of the Board of Trustees of Wilmington Funds is to represent the interests of their respective shareholders and to provide oversight management of the Wilmington Funds. The Boards of the Wilmington Funds meet jointly multiple times during the year (i.e. at least quarterly) to review the investment performance and other operational matters of the Wilmington Funds, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, each Board of the Wilmington Funds has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee.

The following tables present certain information regarding the Board of Trustees and officers of the Wilmington Funds. Currently each Board of the Wilmington Funds is comprised of the same nine individuals. In addition to having the same Board members, the Wilmington Funds have the same officers as set forth below. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers or the Wilmington Funds within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Wilmington Funds within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Fund and the Trust, collectively.

The Statement of Additional Information for the Fund contains additional information about the Fund's Trustees and is available, without charge, upon request, by calling (800) 336-9970.

INTERESTED TRUSTEES

                                                                                      Number of
                                                                                     Portfolios
                                                                                         in
                                                                     Principal          Fund
                            Position(s) Held    Term of Office     Occupation(s)       Complex          Other
                               with Fund        and Length of       During Past      Overseen by    Directorships
Name, Address and Age           Complex          Time Served         Five Years        Trustee     Held by Trustee
-------------------------   ----------------   ----------------   ----------------   -----------   ----------------
ROBERT J. CHRISTIAN(1)      Trustee,           Shall serve        Chief Investment       40        Rodney Square
1100 N. Market Street       President and      until death,       Officer of                       Management
Wilmington, DE 19890        Chairman of the    resignation or     Wilmington Trust                 Corporation
Date of Birth: 2/49         Board              removal.           Company since                    (registered
                                               Trustee,           February 1996.                   investment
                                               President and                                       adviser)
                                               Chairman of the
                                               Board since
                                               October 1998.
WILLIAM P. RICHARDS,        Trustee            Shall serve        Managing               40        None
JR.(2)                                         until death,       Director and
100 Wilshire Boulevard                         resignation or     President,
Suite 600                                      removal. Trustee   Roxbury Capital
Santa Monica, CA 90401                         since October      Management LLC
Date of Birth: 11/36                           1999.              since 1998.
                                                                  Prior to 1998,
                                                                  Principal, Roger
                                                                  Engemann &
                                                                  Associates
                                                                  (investment
                                                                  management
                                                                  firm).

(1) Mr. Christian is an "interested" Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "interested" Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

WT MUTUAL FUND AND WT INVESTMENT TRUST I

INDEPENDENT TRUSTEES

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
ROBERT H. ARNOLD            Trustee            Shall serve        Founder and co-         40         None
152 W. 57th Street, 44th                       until death,       manages, R.H.
Floor                                          resignation or     Arnold & Co.,
New York, NY 10019                             removal. Trustee   Inc. (investment
Date of Birth: 3/44                            since May 1997.    banking company)
                                                                  since 1989.
ERIC BRUCKER                Trustee            Shall serve        Dean, School of         40         None
Widener University School                      until death,       Business
of Business                                    resignation or     Administration
Administration                                 removal. Trustee   of Widener
One University Place                           since October      University since
Chester, PA 19013                              1999.              July 2001. Prior
Date of Birth: 12/41                                              to that, Dean,
                                                                  College of
                                                                  Business, Public
                                                                  Policy and
                                                                  Health at the
                                                                  University of
                                                                  Maine from
                                                                  September 1998
                                                                  to June 2001 and
                                                                  Dean, School of
                                                                  Management at
                                                                  the University
                                                                  of Michigan
                                                                  prior to
                                                                  September 1998.

WT MUTUAL FUND AND WT INVESTMENT TRUST I

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
NICHOLAS A. GIORDANO        Trustee            Shall serve        Consultant,             40         Kalmar Pooled
1755 Governor's Way                            until death,       financial                          Investment Trust,
Blue Bell, PA 19422                            resignation or     services                           and Independence
Date of Birth: 3/43                            removal. Trustee   organizations                      Blue Cross;
                                               since October      from 1997 to                       Fotoball, U.S.A.
                                               1998.              present; Interim                   (sporting and
                                                                  President,                         athletics goods
                                                                  LaSalle                            manufacturer);
                                                                  University from                    DaisyTek
                                                                  1998 to 1999;                      International
                                                                  President and                      (wholesale paper
                                                                  Chief Executive                    and paper
                                                                  Officer,                           products); Selas
                                                                  Philadelphia                       Corporation of
                                                                  Stock Exchange                     America
                                                                  from 1981 to                       (industrial
                                                                  1997.                              furnaces and
                                                                                                     ovens).
LOUIS KLEIN JR.             Trustee            Shall serve        Self-employed           40         Manville Personal
80 Butternut Lane                              until death,       financial                          Injury Settlement
Stamford, CT 06903                             resignation or     consultant since                   Trust
Date of Birth: 5/35                            removal. Trustee   1991.
                                               since October
                                               1999.
CLEMENT C. MOORE, II        Trustee            Shall serve        Managing                40         None
5804 Quaker Neck Road                          until death,       Partner,
Chestertown, MD 21620                          resignation or     Mariemont
Date of Birth: 9/44                            removal. Trustee   Holdings, LLC,
                                               since October      (real estate
                                               1999.              holding and
                                                                  development
                                                                  company) since
                                                                  1980.
JOHN J. QUINDLEN            Trustee            Shall serve        Retired since           40         St. Joe Paper Co.
313 Southwinds                                 until death,       1993.
1250 W. Southwinds Blvd.                       resignation or
Vero Beach, FL 32963                           removal. Trustee
Date of Birth: 5/32                            since October
                                               1999.

WT MUTUAL FUND AND WT INVESTMENT TRUST I

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
MARK A. SARGENT             Trustee            Shall serve        Dean and                40         St. Thomas More
Villanova University                           until death,       Professor of                       Society of
School of Law                                  resignation or     Law, Villanova                     Pennsylvania.
299 North Spring Mill                          removal. Trustee   University
Road                                           since November     School of Law
Villanova, PA 19085                            2001.              since July 1997.
Date of Birth: 4/51                                               Associate Dean
                                                                  for Academic
                                                                  Affairs
                                                                  University of
                                                                  Maryland School
                                                                  of Law from 1994
                                                                  to 1997.

EXECUTIVE OFFICERS

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
ERIC K. CHEUNG              Vice President     Shall serve at     Vice President,        N/A         None
1100 N. Market Street                          the pleasure of    Wilmington Trust
Wilmington, DE 19890                           the Board and      Company Since
Date of Birth: 12/54                           until successor    1986; and Vice
                                               is elected and     President and
                                               qualified.         Director of
                                               Officer since      Rodney Square
                                               October 1998.      Management
                                                                  Corporation
                                                                  since 2001
JOSEPH M. FAHEY, JR.        Vice President     Shall serve at     Vice President,        N/A         None
1100 N. Market Street                          the pleasure of    Rodney Square
Wilmington, DE 19890                           the Board and      Management
Date of Birth: 1/57                            until successor    Corporation
                                               is elected and     since 1992.
                                               qualified.
                                               Officer since
                                               November 1999.

WT MUTUAL FUND AND WT INVESTMENT TRUST I

                                                                                       Number of
                                                                                     Portfolios in
                                                                     Principal           Fund
                            Position(s) Held    Term of Office     Occupation(s)        Complex            Other
                               with Fund        and Length of       During Past       Overseen by    Directorships Held
Name, Address and Age           Complex          Time Served         Five Years         Trustee          by Trustee
---------------------       ----------------   ----------------   ----------------   -------------   ------------------
FRED FILOON                 Vice President     Shall serve at     Senior Vice            N/A         None
520 Madison Avenue                             the pleasure of    President,
New York, NY 10022                             the Board and      Cramer Rosenthal
Date of Birth: 3/42                            until successor    McGlynn, LLC
                                               is elected and     since 1989.
                                               qualified.
                                               Officer since
                                               August 2000.
JOHN R. GILES               Vice President     Shall serve at     Vice President,        N/A         None
1100 N. Market Street                          the pleasure of    Wilmington Trust
Wilmington, DE 19890                           the Board and      Company since
Date of Birth: 8/57                            until successor    1996.
                                               is elected and
                                               qualified.
                                               Officer since
                                               December 1999.
PAT COLLETTI                Vice President     Shall serve at     Vice President         N/A         None
400 Bellevue Parkway        and Treasurer      the pleasure of    and Director of
Wilmington, DE 19809                           the Board and      Investment
Date of Birth: 11/58                           until successor    Accounting and
                                               is elected and     Administration
                                               qualified.         of PFPC Inc.
                                               Officer since      since 1999. From
                                               May 1999.          1986 to April
                                                                  1999, Controller
                                                                  for the Reserve
                                                                  Funds.
MARY JANE MALONEY           Secretary          Shall serve at     Vice President         N/A         None
400 Bellevue Parkway                           the pleasure of    and Director of
Wilmington, DE 19809                           the Board and      Regulatory
Date of Birth: 6/58                            until successor    Administration,
                                               is elected and     PFPC Inc. since
                                               qualified.         1997. From 1992
                                               Officer since      to 1997,
                                               October 1998.      Compliance
                                                                  Officer for SEI
                                                                  Investments
                                                                  Company.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                        Roxbury Capital Management, LLC
                       100 Wilshire Boulevard, Suite 600
                             Santa Monica, CA 90401
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                  DISTRIBUTOR
                            PFPC Distributors, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406
                           --------------------------
                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Roxbury Mid Cap Fund. WROX-ANN-6/02

                                                                         ROXBURY
                                                                           FUNDS

                  - MID CAP
                                     ANNUAL
                                 June 30, 2002